As filed with the Securities and Exchange Commission on September 28, 2017

SECURITIES ACT FILE NO. 333-135105
INVESTMENT COMPANY ACT FILE NO. 811-21910

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933              |X|
Pre-Effective Amendment No.                                                                       |   |

Post Effective Amendment No. 339                                                              |X|

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940                   |X|

Amendment No. 341                                   |X|

(Check appropriate box or boxes)

CLAYMORE EXCHANGE-TRADED FUND TRUST 2
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

227 WEST MONROE STREET
CHICAGO, ILLINOIS 60606
(Address of Principal Executive Offices)

(312) 827-0100
Registrant's Telephone Number

AMY J. LEE, ESQ.
GUGGENHEIM FUNDS INVESTMENT ADVISORS, LLC
227 WEST MONROE STREET
CHICAGO, ILLINOIS 60606
(Name and Address of Agent for Service)

Copy to:
STUART M. STRAUSS, ESQ.
DECHERT LLP
1095 AVENUE OF THE AMERICAS
NEW YORK, NEW YORK 10036

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:

IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX)
____X____ IMMEDIATELY UPON FILING PURSUANT TO PARAGRAPH (B) OF RULE 485.
_________ON [DATE] PURSUANT TO PARAGRAPH (B) OF RULE 485.
_________ 60 DAYS AFTER FILING PURSUANT TO PARAGRAPH (A)(1) OF RULE 485.
_________ ON [DATE] PURSUANT TO PARAGRAPH (A) OF RULE 485.
_________ 75 DAYS AFTER FILING PURSUANT TO PARAGRAPH (A)(2) OF RULE 485.
_________ ON [DATE] PURSUANT TO PARAGRAPH (A) OF RULE 485.

Exchange Traded Funds	|	|	9.28.2017

Guggenheim ETFs Prospectus

NYSE ARCA, Inc. Ticker Symbol	Fund Name
ENY	Guggenheim Canadian Energy Income ETF
TAO	Guggenheim China Real Estate ETF
HAO	Guggenheim China Small Cap ETF
FRN	Guggenheim Frontier Markets ETF
HGI	Guggenheim International Multi-Asset Income ETF
SEA	Guggenheim Shipping ETF
CUT	Guggenheim MSCI Global Timber ETF

The U.S. Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved these securities, or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Sku # ETF-PRO-T2COMBO	guggenheiminvestments.com

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Summary Information
Guggenheim Canadian Energy Income ETF (ENY)

INVESTMENT OBJECTIVE
The Guggenheim Canadian Energy Income ETF (the "Fund") seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an equity index called the S&P/TSX High Income Energy Index (the "High Income Energy Index" or the “Index”).

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors purchasing or selling Shares in the secondary market may be subject to costs (including customary brokerage commissions) charged by their broker.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Other Expenses	0.40%
Total Annual Fund Operating Expenses	0.90%
Fee Waiver and/or Expense Reimbursements[1]	-0.24%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursements	0.66%

[1]
Guggenheim Funds Investment Advisors, LLC, the Fund's investment adviser (the "Investment Adviser"), has contractually agreed through December 31, 2020 to waive fees and/or reimburse expenses to the extent necessary to limit the operating expenses (excluding interest expenses, a portion of the Fund’s licensing fees, brokerage commissions and other trading expenses, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) ("Operating Expenses") of the Fund to 0.65% of average daily net assets of the Fund. The agreement will expire when it reaches its termination or when the Investment Adviser ceases to serve as such. To the extent that the Fund incurs expenses that are excluded from this limitation, the Fund's expense ratio will increase.

EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example does not take into account brokerage commissions that you may pay when purchasing or selling Shares.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years	Five Years	Ten Years
$67	$211	$424	$1,038

The above Example reflects applicable contractual expense reimbursement arrangements for the current duration of the arrangements only.

PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 22% of the average value of its portfolio.

PROSPECTUS | 3

PRINCIPAL INVESTMENT STRATEGIES
The Fund, using a “passive” or “indexing” investment approach, seeks investment results that correspond generally to the performance, before the Fund's fees and expenses, of the High Income Energy Index. The High Income Energy Index is a rules-based index (i.e., an index based on specified criteria) comprised of, as of August 31, 2017, approximately 27 Canadian equity securities considered by S&P Dow Jones Indices LLC (“Index Provider”) to be “high yielding” (with dividend yields generally higher than 1.5%-2.0%) in the energy sector that meet size and liquidity requirements. The securities in the Index are selected from a universe of common stocks and Canadian royalty trusts listed on the Toronto Stock Exchange (the “TSX”), that have a minimum dividend yield as described above. The Index is reconstituted and rebalanced quarterly. The Fund will invest at least 80% of its total assets in securities that comprise the Index. The Fund has adopted a policy that requires the Fund to provide shareholders with at least 60 days notice prior to any material change in this policy or the Index. The Board of Trustees (the "Board") of Claymore Exchange-Traded Fund Trust 2 (the "Trust") may change the Fund’s investment strategy and other policies without shareholder approval, except as otherwise indicated.

The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index. However, under various circumstances, it may not be possible or practicable to purchase all of the securities in the Index in those weightings. In those circumstances, the Fund may purchase a sample of the securities in the Index in proportions expected by the Investment Adviser to correspond generally to the performance of the Index as a whole. There may also be instances when the Investment Adviser may choose to overweight another security in the Index or purchase (or sell) securities not in the Index which the Investment Adviser believes are appropriate to substitute for one or more Index components, in seeking to accurately track the Index, such as: (i) regulatory requirements possibly affecting the Fund’s ability to hold a security in the Index, (ii) restrictions or requirements in local markets possibly rendering it infeasible or inefficient for the Fund to purchase or sell a security in the Index or (iii) liquidity concerns possibly affecting the Fund’s ability to purchase or sell a security in the Index. In addition, from time to time, securities are added to or removed from the Index. The Fund may sell securities that are represented in the Index or purchase securities that are not yet represented in the Index in anticipation of their removal from or addition to the Index pursuant to scheduled reconstitutions and rebalancings of the Index. The Fund will concentrate its investments (i.e., invest 25% or more of its assets) in securities issued by companies whose principal business activities are in the same industry or group of industries to the extent the Index is so concentrated. As of May 31, 2017, the energy sector represented a substantial portion of the Index.

Guggenheim Investments announced on September 28, 2017, that it has entered into a definitive agreement to sell its exchange-traded funds business to Invesco Ltd. (“Invesco”), a leading global investment management company. As a result, the Investment Adviser expects to propose to the Board that it approve a reorganization of the Fund into a newly organized exchange-traded fund advised by an affiliate of Invesco. If approved by the Board, the reorganization of the Fund would be submitted to the shareholders of the Fund for their approval.

PRINCIPAL RISKS
Investors should consider the principal risks associated with investing in the Fund, which are summarized below. The value of an investment in the Fund will fluctuate, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Asset Class Risk—The securities in the Fund’s portfolio may underperform the returns of other securities or indices that track other industries, markets, asset classes or sectors.

Canadian Risk—As the Fund invests significantly in common stocks and Canadian royalty trusts listed on the TSX, the Fund is particularly vulnerable to certain risks specific to Canadian investments. The Canadian economy is very dependent on the demand for, and supply and price of, natural resources. The Canadian economy may be significantly affected by the U.S. economy, given that the United States is Canada’s largest trading partner and foreign investor. In addition, past periodic demands by the Province of Quebec for sovereignty have significantly affected equity valuations and foreign currency movements in the Canadian market. Economic, political, trade, and other events in Canada (or relating to Canadian issuers) may adversely affect the Fund.

Canadian Royalty Trust Risk—As the Fund invests in Canadian royalty trusts, it is subject to certain risks applicable to Canadian royalty trusts. The royalty trusts in which the Fund invests are heavily invested in oil and gas. Potential growth may be sacrificed because revenue is passed on to a royalty trust’s unit holders (such as the Fund), rather than reinvested in the business. Royalty trusts generally do not guarantee minimum distributions or

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even return of capital. If the assets underlying a royalty trust do not perform as expected, the royalty trust may reduce or even eliminate distributions.

Potential for Tax Recharacterization or Changes—In addition, under amendments to the Income Tax Act (Canada) passed in 2007 (the “SIFT Rules”), certain trusts (defined as “SIFT trusts”) are taxable on certain income and gains on a basis similar to that which applies to a corporation, with the result that tax efficiencies formerly available in respect of an investment in the trust may cease to be available. A royalty trust may be a SIFT trust. Accordingly, the SIFT Rules have had and may continue to have an effect on the trading price of investments in royalty trusts, and consequently could impact the value of Shares.

Concentration Risk—If the Index concentrates in an industry or group of industries, the Fund’s investments will be concentrated accordingly. In such event, the value of Shares may rise and fall more than the value of shares of a fund that invests in securities of companies in a broader range of industries and the Fund's performance will be particularly susceptible to adverse events impacting such industry.

Depositary Receipt Risk—The Fund may hold the securities of non-U.S. companies in the form of depositary receipts. The underlying securities of the depositary receipts in the Fund’s portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund’s portfolio. In addition, the value of the securities underlying the depositary receipts may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

Dividend-Paying Stock Risk—As a category, dividend-paying stocks may underperform non-dividend paying stocks (and the stock market as a whole) over any period of time. In addition, issuers of dividend-paying stocks may have discretion to defer or stop paying dividends for a stated period of time. If the dividend-paying stocks held by the Fund reduce or stop paying dividends, the Fund’s ability to generate income may be adversely affected.

Energy Sector Risk—The energy sector is often cyclical and highly dependent on commodities prices. Securities prices for companies in the energy sector may be affected by a variety of factors, including, among others, worldwide energy prices, exploration costs, energy conservation efforts, changes in currency exchange rates, government regulation and market, economic and political risks of the countries where energy companies are located or do business. The Fund may be adversely affected by negative developments relating to the energy sector and commodities issuers.

Equity Securities Risk—The prices of equity securities generally fluctuate in value more than fixed-income investments, may rise or fall rapidly or unpredictably and may reflect real or perceived changes in the issuing company’s financial condition and changes in the overall market or economy. A decline in the value of equity securities held by the Fund will adversely affect the value of your investment in the Fund. Common stocks generally represent the riskiest investment in a company and dividend payments (if declared) to preferred stockholders generally rank junior to payments due to a company's debtholders. The Fund may lose a substantial part, or even all, of its investment in a company’s stock.

Foreign Securities and Currency Risk—Foreign securities carry unique or additional risks when compared to U.S. securities, including currency fluctuations, adverse political and economic developments, unreliable or untimely information, less liquidity and more volatility, limited legal recourse and higher transactional costs.

Issuer-Specific Changes Risk—The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than those of larger issuers.

Market Price Risk—Shares are listed for trading on NYSE Arca, Inc. ("NYSE Arca") and are bought and sold in the secondary market at market prices. The market prices of Shares may fluctuate continuously during trading hours, in some cases materially, in response to changes in the net asset value ("NAV") and supply and demand for Shares, among other factors. Although it is expected that the market price of Shares typically will remain closely correlated to the NAV, the market price will generally differ from the NAV because of timing reasons, supply and demand imbalances and other factors. As a result, the trading prices of Shares may deviate significantly from NAV during certain periods, especially those of market volatility. The Investment Adviser cannot predict whether Shares will trade above (premium), below (discount) or at their NAV. Thus, an investor may pay more than NAV when buying Shares in the secondary market and receive less than NAV when selling Shares in the secondary market.

PROSPECTUS | 5

Market Risk—The value of, or income generated by, the securities held by the Fund may fluctuate rapidly and unpredictably as a result of factors affecting individual companies or changing economic, political, social or financial market conditions throughout the world. The performance of these investments may underperform the general securities markets or other types of securities.

Non-Diversification Risk—The Fund is considered non-diversified because it may invest a large portion of its assets in a small number of issuers. As a result, the Fund is more susceptible to risks associated with those issuers and the Fund may experience greater losses and volatility than a more diversified portfolio.

Passive Management Risk—Unlike many investment companies, the Fund is not “actively” managed. Therefore, it would not necessarily sell a security because the security’s issuer was in financial trouble or defaulted on its obligations under the security, or whose credit rating was downgraded, unless that security is removed from the Index. In addition, the Fund will not otherwise take defensive positions in declining markets unless such positions are reflected in the Index.

Regulatory and Legal Risk—U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations and legislators may pass new laws that affect the investments held by the Fund, the strategies used by the Fund or the level of regulation or taxation applying to the Fund. These may impact the investment strategies, performance, costs and operations of the Fund or taxation of shareholders.

Small- and Mid-Capitalization Securities Risk—The Fund is subject to the risk that small- and mid-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Securities of small- and mid-capitalization companies may be more speculative, volatile and less liquid than securities of large companies. Small- and mid-capitalization companies tend to have inexperienced management as well as limited product and market diversification and financial resources, and may be more vulnerable to adverse developments than large capitalization companies.

Tracking Error Risk—The performance of the Fund may diverge from that of the Index for a number of reasons, including operating expenses, transaction costs, cash flows and operational inefficiencies. The Fund’s return also may diverge from the return of the Index because the Fund bears the costs and risks associated with buying and selling securities (especially when rebalancing the Fund’s securities holdings to reflect changes in the Index) while such costs and risks are not factored into the return of the Index. Transaction costs, including brokerage costs, will decrease the Fund’s NAV to the extent not offset by the transaction fee payable by an Authorized Participant. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Index. In addition, the Fund may use a representative sampling approach, which may cause the Fund's returns to not be as well correlated with the return of the Index as would be the case if the Fund purchased all of the securities in the Index in the proportions represented in the Index. Errors in the Index data, the Index computations and/or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. In addition, the Fund may be unable to invest in certain securities included in the Index, or invest in them in the exact proportions in which they are represented in the Index, due to legal restrictions or limitations imposed by the governments of certain countries, a lack of liquidity on stock exchanges in which such securities trade, potential adverse tax consequences or other regulatory reasons. To the extent the Fund calculates its NAV based on fair value prices and the value of the Index is based on the securities’ closing prices (i.e., the value of the Index is not based on fair value prices), the Fund’s ability to track the Index may be adversely affected. For tax efficiency purposes, the Fund may sell certain securities, and such sale may cause the Fund to realize a loss and, thus, the Fund's performance to deviate from the performance of the Index. In light of the factors discussed above, the Fund’s return may deviate significantly from the return of the Index.

PERFORMANCE INFORMATION
The following chart and table provide some indication of the risks of investing in the Fund by showing the Fund’s performance from year to year and average annual returns for the one and five year and since inception periods compared to those of the Index and a broad measure of market performance. The Fund’s performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated Fund performance information is available at guggenheiminvestments.com.

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Effective July 31, 2013, changes were made to the Fund's investment objective. Prior to July 31, 2013, the Fund sought investment results that correspond generally to the performance, before the Fund's fees and expenses, of the Sustainable Canadian Energy Income Index. Thus, performance prior to that date reflects the Fund's prior investment objective.

Calendar Year Total Returns as of 12/31

The Fund’s year-to-date total return was -8.98% as of June 30, 2017.

Highest Quarter Return Q2 2009 36.25%	Lowest Quarter Return Q4 2008 -45.18%

Average Annual Total Returns (for the periods ended December 31, 2016)

After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs).

	1 year	5 years	Since Inception (7/3/2007)
Returns Before Taxes	39.36%	-8.83%	-6.70%
Returns After Taxes on Distributions	37.57%	-10.01%	-7.99%
Returns After Taxes on Distributions and Sale of Fund Shares	22.21%	-6.78%	-4.94%
S&P/TSX High Income Energy Index[1] (reflects no deduction for fees, expenses or taxes)	39.86%	N/A1	N/A1
S&P/TSX Composite Index (reflects no deduction for fees, expenses or taxes)	24.48%	2.36%	1.28%

1 Return for the S&P/TSX High Income Energy Index is not shown for the periods covering 5 year and since Fund's inception on July 3, 2007 because the index commenced publication on August 1, 2013.

MANAGEMENT OF THE FUND
Guggenheim Funds Investment Advisors, LLC serves as the investment adviser of the Fund. The portfolio managers who are currently responsible for the day-to-day management of the Fund’s portfolio are Michael P.

PROSPECTUS | 7

Byrum, CFA, Senior Managing Director and Portfolio Manager, James R. King, CFA, Managing Director and Portfolio Manager, and Cindy Gao, ETF Analyst. Messrs. Byrum and King have managed the Fund’s portfolio since December 2013. Ms. Gao has managed the Fund's portfolio since January 2014.

PURCHASE AND SALE OF FUND SHARES
The Fund will issue and redeem Shares at NAV only in a large specified number of Shares called a “Creation Unit” or multiples thereof and with certain large institutional investors. A Creation Unit consists of 50,000 Shares. Creation Unit transactions are principally conducted in exchange for the deposit or delivery of securities specified by the Fund. Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund. Individual Shares may only be purchased and sold in secondary market transactions through brokers and may not be purchased or redeemed directly with the Fund. Shares are listed for trading on the NYSE Arca and, because Shares trade at market prices rather than NAV, Shares may trade at a price greater than (premium) or less than (discount) NAV.

TAX INFORMATION
The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase Shares through a broker-dealer or other financial intermediary, the Investment Adviser or other related companies may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Guggenheim China Real Estate ETF (TAO)

INVESTMENT OBJECTIVE
The Guggenheim China Real Estate ETF (the "Fund") seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an equity index called the AlphaShares China Real Estate Index (the "China Real Estate Index" or the “Index”).

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors purchasing or selling Shares in the secondary market may be subject to costs (including customary brokerage commissions) charged by their broker.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Other Expenses	0.49%
Total Annual Fund Operating Expenses	0.99%
Fee Waiver and/or Expense Reimbursements[1]	-0.29%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursements	0.70%

[1]
Guggenheim Funds Investment Advisors, LLC, the Fund's investment adviser (the "Investment Adviser"), has contractually agreed through December 31, 2020 to waive fees and/or reimburse expenses to the extent necessary to limit the operating expenses (excluding interest expenses, a portion of the Fund’s licensing fees, brokerage commissions and other trading expenses, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) ("Operating Expenses") of the Fund to 0.65% of average daily net assets of the Fund. The agreement will expire when it reaches its termination or when the Investment Adviser ceases to serve as such. To the extent that the Fund incurs expenses that are excluded from this limitation, the Fund's expense ratio will increase.

EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example does not take into account brokerage commissions that you may pay when purchasing or selling Shares.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years	Five Years	Ten Years
$72	$224	$458	$1,129

The above Example reflects applicable contractual expense reimbursement arrangements for the current duration of the arrangements only.

PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 17% of the average value of its portfolio.

PROSPECTUS | 9

PRINCIPAL INVESTMENT STRATEGIES
The Fund, using a “passive” or “indexing” investment approach, seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of the China Real Estate Index. The China Real Estate Index is designed to measure and monitor the performance of the investable universe of publicly-traded companies and real estate investment trusts (“REITs”) deriving a majority of their revenues from real estate development, management and/or ownership of property in China or the Special Administrative Regions of China, which are Hong Kong and Macau. The Index was created by AlphaShares, LLC (“AlphaShares” or the “Index Provider”) and is maintained by Standard & Poor’s (the “Index Administrator”). The Index includes equity securities of companies of all categories of market capitalizations, as defined by AlphaShares (subject to the minimum capitalization requirements set forth in the Index methodology).

The Index may include Hong Kong listed securities, including China H-Shares and Red Chips. China H-Shares are issued by companies incorporated in mainland China and listed on the Hong Kong Stock Exchange. Red Chips are issued by companies with controlling Chinese shareholders that are incorporated outside mainland China and listed on the Hong Kong Stock Exchange. The Index may also include N-Shares, which are issued by companies based in mainland China and listed on NYSE Arca, Inc. ("NYSE Arca") or Nasdaq. The Index will not include China A-Shares (which are subject to substantial restrictions on foreign investment) or China B-Shares (which offer a generally smaller market and limited liquidity), each of which trade on the Shanghai Stock Exchange and the Shenzhen Stock Exchange.

The Fund will invest at least 90% of its total assets in common stocks, American depositary receipts (“ADRs”), American depositary shares (“ADSs”), global depositary receipts (“GDRs”) and international depositary receipts (“IDRs”) that comprise the Index and depositary receipts representing common stocks included in the Index (or underlying securities representing the ADRs, ADSs, GDRs and IDRs included in the Index). The Fund has adopted a policy that requires the Fund to provide shareholders with at least 60 days notice prior to any material change in this policy or the Index. The Board of Trustees (the "Board") of Claymore Exchange-Traded Fund Trust 2 (the "Trust") may change the Fund’s investment strategy and other policies without shareholder approval, except as otherwise indicated.

The Fund may invest directly in one or more underlying securities represented by the ADRs included in the Index under the following limited circumstances: (a) when market conditions result in the underlying security providing more liquidity than the ADR; (b) when an ADR is trading at a significantly different price than its underlying security; or (c) the timing of trade execution is improved due to the local market in which an underlying security is traded being open at different times than the market in which the security’s corresponding ADR is traded.

The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index. However, under various circumstances, it may not be possible or practicable to purchase all of the securities in the Index in those weightings. In those circumstances, the Fund may purchase a sample of the securities in the Index in proportions expected by the Investment Adviser to correspond generally to the performance of the Index as a whole. There may also be instances when the Investment Adviser may choose to overweight another security in the Index or purchase (or sell) securities not in the Index which the Investment Adviser believes are appropriate to substitute for one or more Index components, in seeking to accurately track the Index, such as: (i) regulatory requirements possibly affecting the Fund’s ability to hold a security in the Index, (ii) restrictions or requirements in local markets possibly rendering it infeasible or inefficient for the Fund to purchase or sell a security in the Index or (iii) liquidity concerns possibly affecting the Fund’s ability to purchase or sell a security in the Index. In addition, from time to time, securities are added to or removed from the Index. The Fund may sell securities that are represented in the Index or purchase securities that are not yet represented in the Index in anticipation of their removal from or addition to the Index pursuant to scheduled reconstitutions and rebalancings of the Index. The Fund will concentrate its investments (i.e., invest 25% or more of its assets) in securities issued by companies whose principal business activities are in the same industry or group of industries to the extent the Index is so concentrated. As of May 31, 2017, the real estate industry of the financial sector represented a substantial portion of the Index.

Guggenheim Investments announced on September 28, 2017, that it has entered into a definitive agreement to sell its exchange-traded funds business to Invesco Ltd. (“Invesco”), a leading global investment management company. As a result, the Investment Adviser expects to propose to the Board that it approve a reorganization of the Fund into a newly organized exchange-traded fund advised by an affiliate of Invesco. If approved by the Board, the reorganization of the Fund would be submitted to the shareholders of the Fund for their approval.

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PRINCIPAL RISKS
Investors should consider the principal risks associated with investing in the Fund, which are summarized below. The value of an investment in the Fund will fluctuate, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Asset Class Risk—The securities in the Fund’s portfolio may underperform the returns of other securities or indices that track other industries, markets, asset classes or sectors.

China Investment Risk—Investing in securities of Chinese companies involves additional risks, including, but not limited to: the economy of China differs, often unfavorably, from the U.S. economy in such respects as structure, general development, government involvement, wealth distribution, rate of inflation, growth rate, allocation of resources and capital reinvestment, among others; the central government has historically exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or state ownership; actions of the Chinese central and local government authorities continue to have a substantial effect on economic conditions in China (including both direct and indirect market stabilization efforts, which may affect valuations of Chinese issuers); and both interim and permanent market regulations may affect the ability of certain stockholders to sell Chinese securities when it would otherwise be advisable. In addition, the Chinese government has from time to time taken actions that influence the prices at which certain goods may be sold, encourage companies to invest or concentrate in particular industries, induce mergers between companies in certain industries and induce private companies to publicly offer their securities to increase or continue the rate of economic growth, control the rate of inflation or otherwise regulate economic expansion. It may do so in the future as well, potentially having a significant adverse effect on economic conditions in China, the economic prospects for, and the market prices and liquidity of, the securities of Chinese companies and the payments of dividends and interest by Chinese companies.

Concentration Risk—If the Index concentrates in an industry or group of industries, the Fund’s investments will be concentrated accordingly. In such event, the value of Shares may rise and fall more than the value of shares of a fund that invests in securities of companies in a broader range of industries and the Fund's performance will be particularly susceptible to adverse events impacting such industry.

Depositary Receipt Risk—The Fund may hold the securities of non-U.S. companies in the form of ADRs, ADSs, GDRs and IDRs. The underlying securities of the depositary receipts or shares in the Fund’s portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund’s portfolio. In addition, the value of the securities underlying the depositary receipts or shares may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

Equity Securities Risk—The prices of equity securities generally fluctuate in value more than fixed-income investments, may rise or fall rapidly or unpredictably and may reflect real or perceived changes in the issuing company’s financial condition and changes in the overall market or economy. A decline in the value of equity securities held by the Fund will adversely affect the value of your investment in the Fund. Common stocks generally represent the riskiest investment in a company and dividend payments (if declared) to preferred stockholders generally rank junior to payments due to a company's debtholders. The Fund may lose a substantial part, or even all, of its investment in a company’s stock.

Financial Sector Risk—The financial sector can be significantly affected by changes in interest rates, government regulation, the rate of defaults on corporate, consumer and government debt, the availability and cost of capital, and the impact of more stringent capital requirements.  The Fund may be adversely affected by events or developments negatively impacting the financial sector or issuers within the financial sector.

Foreign Securities and Currency Risk—Foreign securities carry unique or additional risks when compared to U.S. securities, including currency fluctuations, adverse political and economic developments, unreliable or untimely information, less liquidity and more volatility, limited legal recourse and higher transactional costs.

Issuer-Specific Changes Risk—The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than those of larger issuers.

PROSPECTUS | 11

Limited Exposure Risk—China A-Shares and China B-Shares are not eligible for inclusion in the Index, even if they would otherwise qualify under the other criteria set forth in the Index methodology. China A-Shares are subject to substantial restrictions on foreign investment, while the China B-Share market generally is smaller and offers less liquidity than the categories of securities which may be included in the Index. However, by excluding such shares from the Index, the exposure provided by the Index (and thus the Fund) to the Chinese presence in the sector may be more limited than would be the case if the Index included China A-Shares or China B-Shares.

Market Price Risk—Shares are listed for trading on NYSE Arca and are bought and sold in the secondary market at market prices. The market prices of Shares may fluctuate continuously during trading hours, in some cases materially, in response to changes in the net asset value ("NAV") and supply and demand for Shares, among other factors. Although it is expected that the market price of Shares typically will remain closely correlated to the NAV, the market price will generally differ from the NAV because of timing reasons, supply and demand imbalances and other factors. As a result, the trading prices of Shares may deviate significantly from NAV during certain periods, especially those of market volatility. The Investment Adviser cannot predict whether Shares will trade above (premium), below (discount) or at their NAV. Thus, an investor may pay more than NAV when buying Shares in the secondary market and receive less than NAV when selling Shares in the secondary market.

Market Risk—The value of, or income generated by, the securities held by the Fund may fluctuate rapidly and unpredictably as a result of factors affecting individual companies or changing economic, political, social or financial market conditions throughout the world. The performance of these investments may underperform the general securities markets or other types of securities.

Micro-Cap Company Risk—Micro-cap stocks involve substantially greater risks of loss and price fluctuations because their earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses), and their share prices tend to be more volatile and their markets less liquid than companies with larger market capitalizations.

Non-Diversification Risk—The Fund is considered non-diversified because it may invest a large portion of its assets in a small number of issuers. As a result, the Fund is more susceptible to risks associated with those issuers and the Fund may experience greater losses and volatility than a more diversified portfolio.

Passive Management Risk—Unlike many investment companies, the Fund is not “actively” managed. Therefore, it would not necessarily sell a security because the security’s issuer was in financial trouble or defaulted on its obligations under the security, or whose credit rating was downgraded, unless that security is removed from the Index. In addition, the Fund will not otherwise take defensive positions in declining markets unless such positions are reflected in the Index.

Real Estate Securities Risk—The Fund may invest in securities of real estate companies and companies related to the real estate industry, including real estate investment trusts (“REITs”), which are subject to the same risks as direct investments in real estate. The real estate industry is particularly sensitive to economic downturns.

Regulatory and Legal Risk—U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations and legislators may pass new laws that affect the investments held by the Fund, the strategies used by the Fund or the level of regulation or taxation applying to the Fund. These may impact the investment strategies, performance, costs and operations of the Fund or taxation of shareholders.

REIT Risk—In addition to the risks pertaining to real estate investments more generally, REITs are subject to additional risks. The value of a REIT can depend on the structure of and cash flow generated by the REIT. REITs whose investments are concentrated in a limited number or type of properties, investments or narrow geographic area are subject to the risks affecting those properties or areas to a greater extent than a REIT with less concentrated investments. REITs are also subject to certain requirements under federal tax law. In addition, REITs may have expenses, including advisory and administration expenses, and the Fund and its shareholders will incur its pro rata share of the underlying expenses.

Small- and Mid-Capitalization Securities Risk—The Fund is subject to the risk that small- and mid-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Securities of small- and mid-capitalization companies may be more speculative, volatile and less liquid than securities of large companies. Small- and mid-capitalization companies tend to have inexperienced management as well as limited

12 |

product and market diversification and financial resources, and may be more vulnerable to adverse developments than large capitalization companies.

Tracking Error Risk—The performance of the Fund may diverge from that of the Index for a number of reasons, including operating expenses, transaction costs, cash flows and operational inefficiencies. The Fund’s return also may diverge from the return of the Index because the Fund bears the costs and risks associated with buying and selling securities (especially when rebalancing the Fund’s securities holdings to reflect changes in the Index) while such costs and risks are not factored into the return of the Index. Transaction costs, including brokerage costs, will decrease the Fund’s NAV to the extent not offset by the transaction fee payable by an Authorized Participant. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Index. In addition, the Fund may use a representative sampling approach, which may cause the Fund's returns to not be as well correlated with the return of the Index as would be the case if the Fund purchased all of the securities in the Index in the proportions represented in the Index. Errors in the Index data, the Index computations and/or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. In addition, the Fund may be unable to invest in certain securities included in the Index, or invest in them in the exact proportions in which they are represented in the Index, due to legal restrictions or limitations imposed by the governments of certain countries, a lack of liquidity on stock exchanges in which such securities trade, potential adverse tax consequences or other regulatory reasons. To the extent the Fund calculates its NAV based on fair value prices and the value of the Index is based on the securities’ closing prices (i.e., the value of the Index is not based on fair value prices), the Fund’s ability to track the Index may be adversely affected. For tax efficiency purposes, the Fund may sell certain securities, and such sale may cause the Fund to realize a loss and, thus, the Fund's performance to deviate from the performance of the Index. In light of the factors discussed above, the Fund’s return may deviate significantly from the return of the Index.

PERFORMANCE INFORMATION
The following chart and table provide some indication of the risks of investing in the Fund by showing the Fund’s performance from year to year and average annual returns for the one and five year and since inception periods compared to those of the Index and a broad measure of market performance. The Fund’s performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated Fund performance information is available at guggenheiminvestments.com.

Calendar Year Total Returns as of 12/31

The Fund’s year-to-date total return was 27.03% as of June 30, 2017.

PROSPECTUS | 13

Highest Quarter Return Q2 2009 58.57%	Lowest Quarter Return Q3 2008 -31.05%

Average Annual Total Returns (for the periods ended December 31, 2016)

After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs).

	1 year	5 years	Since Inception (12/18/2007)
Returns Before Taxes	0.11%	9.02%	0.60%
Returns After Taxes on Distributions	-0.76%	7.73%	-0.40%
Returns After Taxes on Distributions and Sale of Fund Shares	0.06%	6.53%	0.01%
AlphaShares China Real Estate Index (reflects no deduction for fees, expenses or taxes)	0.92%	9.55%	1.29%
MSCI China Index (reflects no deduction for fees, expenses or taxes)	0.90%	5.02%	-0.91%

MANAGEMENT OF THE FUND
Guggenheim Funds Investment Advisors, LLC serves as the investment adviser of the Fund. The portfolio managers who are currently responsible for the day-to-day management of the Fund’s portfolio are Michael P. Byrum, CFA, Senior Managing Director and Portfolio Manager, James R. King, CFA, Managing Director and Portfolio Manager, and Cindy Gao, ETF Analyst. Messrs. Byrum and King have managed the Fund’s portfolio since December 2013. Ms. Gao has managed the Fund's portfolio since January 2014.

PURCHASE AND SALE OF FUND SHARES
The Fund will issue and redeem Shares at NAV only in a large specified number of Shares called a “Creation Unit” or multiples thereof and with certain large institutional investors. A Creation Unit consists of 50,000 Shares. Creation Unit transactions are principally conducted in exchange for the deposit or delivery of securities specified by the Fund. Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund. Individual Shares may only be purchased and sold in secondary market transactions through brokers and may not be purchased or redeemed directly with the Fund. Shares are listed for trading on the NYSE Arca and, because Shares trade at market prices rather than NAV, Shares may trade at a price greater than (premium) or less than (discount) NAV.

TAX INFORMATION
The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase Shares through a broker-dealer or other financial intermediary, the Investment Adviser or other related companies may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Guggenheim China Small Cap ETF (HAO)

INVESTMENT OBJECTIVE
The Guggenheim China Small Cap ETF (the "Fund") seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an equity index called the AlphaShares China Small Cap Index (the "China Small Cap Index" or the “Index”).

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors purchasing or selling Shares in the secondary market may be subject to costs (including customary brokerage commissions) charged by their broker.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.55%
Other Expenses	0.35%
Total Annual Fund Operating Expenses	0.90%
Fee Waiver and/or Expense Reimbursements[1]	-0.15%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursements	0.75%

[1]
Guggenheim Funds Investment Advisors, LLC, the Fund's investment adviser (the "Investment Adviser"), has contractually agreed through December 31, 2020 to waive fees and/or reimburse expenses to the extent necessary to limit the operating expenses (excluding interest expenses, a portion of the Fund’s licensing fees, brokerage commissions and other trading expenses, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) ("Operating Expenses") of the Fund to 0.70% of average daily net assets of the Fund. The agreement will expire when it reaches its termination or when the Investment Adviser ceases to serve as such. To the extent that the Fund incurs expenses that are excluded from this limitation, the Fund's expense ratio will increase.

EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example does not take into account brokerage commissions that you may pay when purchasing or selling Shares.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years	Five Years	Ten Years
$77	$240	$452	$1,064

The above Example reflects applicable contractual expense reimbursement arrangements for the current duration of the arrangements only.

PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 27% of the average value of its portfolio.

PROSPECTUS | 15

PRINCIPAL INVESTMENT STRATEGIES
The Fund, using a “passive” or “indexing” investment approach, seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of the China Small Cap Index. The China Small Cap Index is designed to measure and monitor the performance of publicly-traded mainland China-based small capitalization companies. For inclusion in the Index, AlphaShares, LLC (“AlphaShares” or the “Index Provider”) defines small-capitalization companies as those companies with a maximum $1.5 billion float-adjusted market capitalization.

The China Small Cap Index may include Hong Kong listed securities, including China H-Shares and Red Chips. China H-Shares are issued by companies incorporated in mainland China and listed on the Hong Kong Stock Exchange. Red Chips are issued by companies with controlling Chinese shareholders that are incorporated outside mainland China and listed on the Hong Kong Stock Exchange. The Index may also include N-Shares, which are issued by companies based in mainland China and listed on NYSE Arca, Inc. ("NYSE Arca") or Nasdaq. The Index will not include China A-Shares (which are subject to substantial restrictions on foreign investment) or China B-Shares (which offer a generally smaller market and limited liquidity), each of which trade on the Shanghai Stock Exchange and the Shenzhen Stock Exchange.

The Fund will invest at least 90% of its total assets in common stocks, American depositary receipts (“ADRs”), American depositary shares (“ADSs”), global depositary receipts (“GDRs”) and international depositary receipts (“IDRs”) that comprise the Index and depositary receipts representing common stocks included in the Index (or underlying securities representing the ADRs, ADSs, GDRs and IDRs included in the Index). The Fund has adopted a policy that requires the Fund to provide shareholders with at least 60 days notice prior to any material change in this policy or the Index. The Board of Trustees (the "Board") of Claymore Exchange-Traded Fund Trust 2 (the "Trust") may change the Fund’s investment strategy and other policies without shareholder approval, except as otherwise indicated.

The Fund may invest directly in one or more underlying securities represented by the ADRs included in the Index under the following limited circumstances: (a) when market conditions result in the underlying security providing more liquidity than the ADR; (b) when an ADR is trading at a significantly different price than its underlying security; or (c) the timing of trade execution is improved due to the local market in which an underlying security is traded being open at different times than the market in which the security’s corresponding ADR is traded.

The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index. However, under various circumstances, it may not be possible or practicable to purchase all of the securities in the Index in those weightings. In those circumstances, the Fund may purchase a sample of the securities in the Index in proportions expected by the Investment Adviser to correspond generally to the performance of the Index as a whole. There may also be instances when the Investment Adviser may choose to overweight another security in the Index or purchase (or sell) securities not in the Index which the Investment Adviser believes are appropriate to substitute for one or more Index components, in seeking to accurately track the Index, such as: (i) regulatory requirements possibly affecting the Fund’s ability to hold a security in the Index, (ii) restrictions or requirements in local markets possibly rendering it infeasible or inefficient for the Fund to purchase or sell a security in the Index or (iii) liquidity concerns possibly affecting the Fund’s ability to purchase or sell a security in the Index. In addition, from time to time, securities are added to or removed from the Index. The Fund may sell securities that are represented in the Index or purchase securities that are not yet represented in the Index in anticipation of their removal from or addition to the Index pursuant to scheduled reconstitutions and rebalancings of the Index. The Fund will concentrate its investments (i.e., invest 25% or more of its assets) in securities issued by companies whose principal business activities are in the same industry or group of industries to the extent the Index is so concentrated. As of May 31, 2017, the financial, industrials, consumer staples and consumer discretionary sectors represented a substantial portion of the Index.

Guggenheim Investments announced on September 28, 2017, that it has entered into a definitive agreement to sell its exchange-traded funds business to Invesco Ltd. (“Invesco”), a leading global investment management company. As a result, the Investment Adviser expects to propose to the Board that it approve a reorganization of the Fund into a newly organized exchange-traded fund advised by an affiliate of Invesco. If approved by the Board, the reorganization of the Fund would be submitted to the shareholders of the Fund for their approval.

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PRINCIPAL RISKS
Investors should consider the principal risks associated with investing in the Fund, which are summarized below. The value of an investment in the Fund will fluctuate, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Asset Class Risk—The securities in the Fund’s portfolio may underperform the returns of other securities or indices that track other industries, markets, asset classes or sectors.

China Investment Risk—Investing in securities of Chinese companies involves additional risks, including, but not limited to: the economy of China differs, often unfavorably, from the U.S. economy in such respects as structure, general development, government involvement, wealth distribution, rate of inflation, growth rate, allocation of resources and capital reinvestment, among others; the central government has historically exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or state ownership; actions of the Chinese central and local government authorities continue to have a substantial effect on economic conditions in China (including both direct and indirect market stabilization efforts, which may affect valuations of Chinese issuers); and both interim and permanent market regulations may affect the ability of certain stockholders to sell Chinese securities when it would otherwise be advisable. In addition, the Chinese government has from time to time taken actions that influence the prices at which certain goods may be sold, encourage companies to invest or concentrate in particular industries, induce mergers between companies in certain industries and induce private companies to publicly offer their securities to increase or continue the rate of economic growth, control the rate of inflation or otherwise regulate economic expansion. It may do so in the future as well, potentially having a significant adverse effect on economic conditions in China, the economic prospects for, and the market prices and liquidity of, the securities of Chinese companies and the payments of dividends and interest by Chinese companies.

Concentration Risk—If the Index concentrates in an industry or group of industries, the Fund’s investments will be concentrated accordingly. In such event, the value of Shares may rise and fall more than the value of shares of a fund that invests in securities of companies in a broader range of industries and the Fund's performance will be particularly susceptible to adverse events impacting such industry.

Consumer Discretionary Sector Risk—The consumer discretionary sector may be affected by changes in domestic and international economies, exchange and interest rates, competition, consumers' disposable income, consumer preferences, social trends and marketing campaigns. The Fund may be adversely affected by events or developments negatively impacting the consumer discretionary sector or issuers within the consumer discretionary sector.

Consumer Staples Sector Risk—Companies in the consumer staples sector may be adversely affected by changes in the global economy, consumer spending, competition, demographics and consumer preferences, and production spending. In addition, companies in the consumer staples sector may be subject to risks pertaining to the supply of, demand for and prices of raw materials. The Fund may be adversely affected by events or developments negatively impacting the consumer staples sector or issuers within the consumer staples sector.

Depositary Receipt Risk—The Fund may hold the securities of non-U.S. companies in the form of ADRs, ADSs, GDRs and IDRs. The underlying securities of the depositary receipts or shares in the Fund’s portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund’s portfolio. In addition, the value of the securities underlying the depositary receipts or shares may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

Equity Securities Risk—The prices of equity securities generally fluctuate in value more than fixed-income investments, may rise or fall rapidly or unpredictably and may reflect real or perceived changes in the issuing company’s financial condition and changes in the overall market or economy. A decline in the value of equity securities held by the Fund will adversely affect the value of your investment in the Fund. Common stocks generally represent the riskiest investment in a company and dividend payments (if declared) to preferred stockholders generally rank junior to payments due to a company's debtholders. The Fund may lose a substantial part, or even all, of its investment in a company’s stock.

PROSPECTUS | 17

Financial Sector Risk—The financial sector can be significantly affected by changes in interest rates, government regulation, the rate of defaults on corporate, consumer and government debt, the availability and cost of capital, and the impact of more stringent capital requirements. The Fund may be adversely affected by events or developments negatively impacting the financial sector or issuers within the financial sector.

Foreign Securities and Currency Risk—Foreign securities carry unique or additional risks when compared to U.S. securities, including currency fluctuations, adverse political and economic developments, unreliable or untimely information, less liquidity and more volatility, limited legal recourse and higher transactional costs.

Industrials Sector Risk—The industrials sector may be adversely affected by supply and demand for products and services, product obsolescence, claims for environmental damage and product liability, imposition of import controls and general economic conditions, among other factors. The Fund may be adversely affected by events or developments negatively impacting the industrials sector or issuers within the industrials sector.

Issuer-Specific Changes Risk—The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than those of larger issuers.

Limited Exposure Risk—China A-Shares and China B-Shares are not eligible for inclusion in the Index, even if they would otherwise qualify under the other criteria set forth in the Index methodology. China A-Shares are subject to substantial restrictions on foreign investment, while the China B-Share market generally is smaller and offers less liquidity than the categories of securities which may be included in the Index. However, by excluding such shares from the Index, the exposure provided by the Index (and thus the Fund) to the Chinese presence in the sector may be more limited than would be the case if the Index included China A-Shares or China B-Shares.

Market Price Risk—Shares are listed for trading on NYSE Arca and are bought and sold in the secondary market at market prices. The market prices of Shares may fluctuate continuously during trading hours, in some cases materially, in response to changes in the net asset value ("NAV") and supply and demand for Shares, among other factors. Although it is expected that the market price of Shares typically will remain closely correlated to the NAV, the market price will generally differ from the NAV because of timing reasons, supply and demand imbalances and other factors. As a result, the trading prices of Shares may deviate significantly from NAV during certain periods, especially those of market volatility. The Investment Adviser cannot predict whether Shares will trade above (premium), below (discount) or at their NAV. Thus, an investor may pay more than NAV when buying Shares in the secondary market and receive less than NAV when selling Shares in the secondary market.

Market Risk—The value of, or income generated by, the securities held by the Fund may fluctuate rapidly and unpredictably as a result of factors affecting individual companies or changing economic, political, social or financial market conditions throughout the world. The performance of these investments may underperform the general securities markets or other types of securities.

Micro-Cap Company Risk—Micro-cap stocks involve substantially greater risks of loss and price fluctuations because their earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses), and their share prices tend to be more volatile and their markets less liquid than companies with larger market capitalizations.

Passive Management Risk—Unlike many investment companies, the Fund is not “actively” managed. Therefore, it would not necessarily sell a security because the security’s issuer was in financial trouble or defaulted on its obligations under the security, or whose credit rating was downgraded, unless that security is removed from the Index. In addition, the Fund will not otherwise take defensive positions in declining markets unless such positions are reflected in the Index.

Regulatory and Legal Risk—U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations and legislators may pass new laws that affect the investments held by the Fund, the strategies used by the Fund or the level of regulation or taxation applying to the Fund. These may impact the investment strategies, performance, costs and operations of the Fund or taxation of shareholders.

Small-Capitalization Securities Risk—The Fund is subject to the risk that small-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Securities of small-

18 |

capitalization companies may be more speculative, volatile and less liquid than securities of larger companies. Small-capitalization companies tend to have inexperienced management as well as limited product and market diversification and financial resources, and may be more vulnerable to adverse developments than mid- or large- capitalization companies.

Tracking Error Risk—The performance of the Fund may diverge from that of the Index for a number of reasons, including operating expenses, transaction costs, cash flows and operational inefficiencies. The Fund’s return also may diverge from the return of the Index because the Fund bears the costs and risks associated with buying and selling securities (especially when rebalancing the Fund’s securities holdings to reflect changes in the Index) while such costs and risks are not factored into the return of the Index. Transaction costs, including brokerage costs, will decrease the Fund’s NAV to the extent not offset by the transaction fee payable by an Authorized Participant. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Index. In addition, the Fund may use a representative sampling approach, which may cause the Fund's returns to not be as well correlated with the return of the Index as would be the case if the Fund purchased all of the securities in the Index in the proportions represented in the Index. Errors in the Index data, the Index computations and/or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. In addition, the Fund may be unable to invest in certain securities included in the Index, or invest in them in the exact proportions in which they are represented in the Index, due to legal restrictions or limitations imposed by the governments of certain countries, a lack of liquidity on stock exchanges in which such securities trade, potential adverse tax consequences or other regulatory reasons. To the extent the Fund calculates its NAV based on fair value prices and the value of the Index is based on the securities’ closing prices (i.e., the value of the Index is not based on fair value prices), the Fund’s ability to track the Index may be adversely affected. For tax efficiency purposes, the Fund may sell certain securities, and such sale may cause the Fund to realize a loss and, thus, the Fund's performance to deviate from the performance of the Index. In light of the factors discussed above, the Fund’s return may deviate significantly from the return of the Index.

PERFORMANCE INFORMATION
The following chart and table provide some indication of the risks of investing in the Fund by showing the Fund’s performance from year to year and average annual returns for the one and five year and since inception periods compared to those of the Index and a broad measure of market performance. The Fund’s performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated Fund performance information is available at guggenheiminvestments.com.

Calendar Year Total Returns as of 12/31

The Fund’s year-to-date total return was 14.37% as of June 30, 2017.

PROSPECTUS | 19

Highest Quarter Return Q2 2009 52.30%	Lowest Quarter Return Q3 2011 -33.69%

Average Annual Total Returns (for the periods ended December 31, 2016)

After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs).

	1 year	5 years	Since Inception (1/30/2008)
Returns Before Taxes	-4.32%	5.69%	1.21%
Returns After Taxes on Distributions	-5.66%	4.57%	0.39%
Returns After Taxes on Distributions and Sale of Fund Shares	-2.44%	3.94%	0.59%
AlphaShares China Small Cap Index (reflects no deduction for fees, expenses or taxes)	-4.58%	4.66%	1.14%
MSCI China Index (reflects no deduction for fees, expenses or taxes)	0.90%	5.02%	0.62%

MANAGEMENT OF THE FUND
Guggenheim Funds Investment Advisors, LLC serves as the investment adviser of the Fund. The portfolio managers who are currently responsible for the day-to-day management of the Fund’s portfolio are Michael P. Byrum, CFA, Senior Managing Director and Portfolio Manager, James R. King, CFA, Managing Director and Portfolio Manager, and Cindy Gao, ETF Analyst. Messrs. Byrum and King have managed the Fund’s portfolio since December 2013. Ms. Gao has managed the Fund's portfolio since January 2014.

PURCHASE AND SALE OF FUND SHARES
The Fund will issue and redeem Shares at NAV only in a large specified number of Shares called a “Creation Unit” or multiples thereof and with certain large institutional investors. A Creation Unit consists of 50,000 Shares. Creation Unit transactions are principally conducted in exchange for the deposit or delivery of securities specified by the Fund. Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund. Individual Shares may only be purchased and sold in secondary market transactions through brokers and may not be purchased or redeemed directly with the Fund. Shares are listed for trading on the NYSE Arca and, because Shares trade at market prices rather than NAV, Shares may trade at a price greater than (premium) or less than (discount) NAV.

TAX INFORMATION
The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase Shares through a broker-dealer or other financial intermediary, the Investment Adviser or other related companies may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

20 |

Guggenheim Frontier Markets ETF (FRN)

INVESTMENT OBJECTIVE
The Guggenheim Frontier Markets ETF (the "Fund") seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an equity index called the BNY Mellon New Frontier Index (the "New Frontier Index" or the “Index”).

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors purchasing or selling Shares in the secondary market may be subject to costs (including customary brokerage commissions) charged by their broker.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Other Expenses	0.67%
Total Annual Fund Operating Expenses	1.17%
Fee Waiver and/or Expense Reimbursements[1]	-0.47%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursements	0.70%

[1]
Guggenheim Funds Investment Advisors, LLC, the Fund's investment adviser (the "Investment Adviser"), has contractually agreed through December 31, 2020 to waive fees and/or reimburse expenses to the extent necessary to limit the operating expenses (excluding interest expenses, a portion of the Fund’s licensing fees, brokerage commissions and other trading expenses, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) ("Operating Expenses") of the Fund to 0.65% of average daily net assets of the Fund. The agreement will expire when it reaches its termination or when the Investment Adviser ceases to serve as such. To the extent that the Fund incurs expenses that are excluded from this limitation, the Fund's expense ratio will increase.

EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example does not take into account brokerage commissions that you may pay when purchasing or selling Shares.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years	Five Years	Ten Years
$72	$224	$500	$1,287

The above Example reflects applicable contractual expense reimbursement arrangements for the current duration of the arrangements only.

PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 74% of the average value of its portfolio.

PROSPECTUS | 21

PRINCIPAL INVESTMENT STRATEGIES
The Fund, using a “passive” or “indexing” investment approach, seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of the New Frontier Index. The New Frontier Index is composed of all liquid (as defined by the criteria set forth below) American depositary receipts (“ADRs”), global depositary receipts (“GDRs”) and equity securities of issuers in certain countries that are represented in the Index. As of August 31, 2017, the Index was comprised of 93 constituents. The New Frontier Index tracks the performance of ADRs listed on a U.S. exchange, GDRs traded on the London Stock Exchange (“LSE”) and ordinary share classes of equity securities listed on exchanges in Frontier Market countries. The Bank of New York Mellon, the Fund’s index provider (“BNY Mellon” or the “Index Provider”), categorizes countries as “Frontier Market” based upon an evaluation of gross domestic product growth, per capita income growth, experienced and expected inflation rates, privatization of infrastructure and social inequalities. As of August 31, 2017, these countries are: Argentina*, Bahrain*, Bangladesh*, Bulgaria, Croatia, Cyprus, Jordan*, Kazakhstan*, Kenya, Kuwait, Latvia, Lithuania, Morocco, Nigeria, Oman, Pakistan, Panama, Romania, Sri Lanka*, Tunisia*, Vietnam and Zambia (* denotes that such country must have an eligible class in a developed or emerging market). The universe of potential Index constituents includes all liquid ADRs, GDRs and ordinary shares which meet the criteria set forth under “Index Construction” with respect to trading volume and market capitalization. Potential Index constituents include securities with free-float market capitalizations greater than or equal to $250 million, which may include securities of companies of any market capitalization, as defined by the Index Provider.

The Fund will invest at least 80% of its total assets in ADRs, GDRs and equity securities that comprise the Index or in the securities underlying such ADRs and GDRs. The Fund also will normally invest at least 80% of its total assets in securities of issuers from Frontier Market countries (whether directly or through ADRs or GDRs), as defined by the Index Provider from time to time in the manner set forth above. The Fund has adopted a policy that requires the Fund to provide shareholders with at least 60 days notice prior to any material change in these policies or the Index. The Board of Trustees (the "Board") of Claymore Exchange-Traded Fund Trust 2 (the "Trust") may change the Fund’s investment strategy and other policies without shareholder approval, except as otherwise indicated.

In addition to investing in local securities included in the Index, the Fund may invest directly in one or more underlying securities represented by ADRs or GDRs included in the Index under the following limited circumstances: (a) when market conditions result in the underlying security providing improved liquidity relative to the ADR or GDR; (b) when an ADR or GDR is trading at a significantly different price than its underlying security; or (c) the timing of trade execution is improved due to the local market in which an underlying security is traded being open at different times than the market in which the security’s corresponding ADR or GDR is traded. The Fund also may invest directly in other exchange-traded funds (“ETFs”) that the Investment Adviser has determined provide exposure to securities similar to those securities in which the Fund may invest in directly.

The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index. However, under various circumstances, it may not be possible or practicable to purchase all of the securities in the Index in those weightings. In those circumstances, the Fund may purchase a sample of the securities in the Index in proportions expected by the Investment Adviser to correspond generally to the performance of the Index as a whole. There may also be instances when the Investment Adviser may choose to overweight another security in the Index or purchase (or sell) securities not in the Index which the Investment Adviser believes are appropriate to substitute for one or more Index components, in seeking to accurately track the Index, such as: (i) regulatory requirements possibly affecting the Fund’s ability to hold a security in the Index, (ii) restrictions or requirements in local markets possibly rendering it infeasible or inefficient for the Fund to purchase or sell a security in the Index or (iii) liquidity concerns possibly affecting the Fund’s ability to purchase or sell a security in the Index. In addition, from time to time, securities are added to or removed from the Index. The Fund may sell securities that are represented in the Index or purchase securities that are not yet represented in the Index in anticipation of their removal from or addition to the Index pursuant to scheduled reconstitutions and rebalancings of the Index. The Fund will concentrate its investments (i.e., invest 25% or more of its assets) in securities issued by companies whose principal business activities are in the same industry or group of industries to the extent the Index is so concentrated. As of May 31, 2017, the financial and telecommunications sectors represented a substantial portion of the Index.

Guggenheim Investments announced on September 28, 2017, that it has entered into a definitive agreement to sell its exchange-traded funds business to Invesco Ltd. (“Invesco”), a leading global investment management company. As a result, the Investment Adviser expects to propose to the Board that it approve a reorganization of

22 |

the Fund into a newly organized exchange-traded fund advised by an affiliate of Invesco. If approved by the Board, the reorganization of the Fund would be submitted to the shareholders of the Fund for their approval.

PRINCIPAL RISKS
Investors should consider the principal risks associated with investing in the Fund, which are summarized below. The value of an investment in the Fund will fluctuate, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Asset Class Risk—The securities in the Fund’s portfolio may underperform the returns of other securities or indices that track other industries, markets, asset classes or sectors.

Concentration Risk—If the Index concentrates in an industry or group of industries, the Fund’s investments will be concentrated accordingly. In such event, the value of Shares may rise and fall more than the value of shares of a fund that invests in securities of companies in a broader range of industries and the Fund's performance will be particularly susceptible to adverse events impacting such industry.

Depositary Receipt Risk—The Fund may hold the securities of non-U.S. companies in the form of depositary receipts. The underlying securities of the depositary receipts in the Fund’s portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund’s portfolio. In addition, the value of the securities underlying the depositary receipts may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

Equity Securities Risk—The prices of equity securities generally fluctuate in value more than fixed-income investments, may rise or fall rapidly or unpredictably and may reflect real or perceived changes in the issuing company’s financial condition and changes in the overall market or economy. A decline in the value of equity securities held by the Fund will adversely affect the value of your investment in the Fund. Common stocks generally represent the riskiest investment in a company and dividend payments (if declared) to preferred stockholders generally rank junior to payments due to a company's debtholders. The Fund may lose a substantial part, or even all, of its investment in a company’s stock.

Financial Sector Risk—The financial sector can be significantly affected by changes in interest rates, government regulation, the rate of defaults on corporate, consumer and government debt, the availability and cost of capital, and the impact of more stringent capital requirements. The Fund may be adversely affected by events or developments negatively impacting the financial sector or issuers within the financial sector.

Foreign Securities and Currency Risk—Foreign securities carry unique or additional risks when compared to U.S. securities, including currency fluctuations, adverse political and economic developments, unreliable or untimely information, less liquidity and more volatility, limited legal recourse and higher transactional costs.

Frontier Markets Risk—Frontier market countries are emerging market countries. Investment in securities issued by companies domiciled in or primarily doing business in emerging market countries involves risks not associated with investments in securities issued by companies domiciled in or primarily doing business in developed countries, including risks associated with expropriation and/or nationalization, political or social instability, armed conflict, the impact on the economy as a result of civil war, religious or ethnic unrest and the withdrawal or non-renewal of any license enabling the Fund to trade in securities of a particular country, confiscatory taxation, restrictions on transfers of assets, lack of uniform accounting, auditing and financial reporting standards, less publicly available financial and other information, diplomatic development which could affect U.S. investments in those countries and potential difficulties in enforcing contractual obligations. Emerging markets are subject to greater market volatility, lower trading volume, political and economic instability, uncertainty regarding the existence of trading markets and more governmental limitations on foreign investment than more developed markets. In addition, securities in emerging markets may be subject to greater price fluctuations than securities in more developed markets. Frontier countries generally have smaller economies or less developed capital markets than traditional emerging markets, and, as a result, the risks of investing in emerging market countries are magnified in frontier countries. Frontier markets often have less uniformity in accounting and reporting requirements, unreliable securities valuation and greater risk associated with custody of securities. Economic, political, liquidity and currency risks may be more pronounced with respect to investments in frontier markets than in emerging markets.

PROSPECTUS | 23

Issuer-Specific Changes Risk—The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than those of larger issuers.

Market Price Risk—Shares are listed for trading on NYSE Arca, Inc. ("NYSE Arca") and are bought and sold in the secondary market at market prices. The market prices of Shares may fluctuate continuously during trading hours, in some cases materially, in response to changes in the net asset value ("NAV") and supply and demand for Shares, among other factors. Although it is expected that the market price of Shares typically will remain closely correlated to the NAV, the market price will generally differ from the NAV because of timing reasons, supply and demand imbalances and other factors. As a result, the trading prices of Shares may deviate significantly from NAV during certain periods, especially those of market volatility. The Investment Adviser cannot predict whether Shares will trade above (premium), below (discount) or at their NAV. Thus, an investor may pay more than NAV when buying Shares in the secondary market and receive less than NAV when selling Shares in the secondary market.

Market Risk—The value of, or income generated by, the securities held by the Fund may fluctuate rapidly and unpredictably as a result of factors affecting individual companies or changing economic, political, social or financial market conditions throughout the world. The performance of these investments may underperform the general securities markets or other types of securities.

Micro-Cap Company Risk—Micro-cap stocks involve substantially greater risks of loss and price fluctuations because their earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses), and their share prices tend to be more volatile and their markets less liquid than companies with larger market capitalizations.

Non-Diversification Risk—The Fund is considered non-diversified because it may invest a large portion of its assets in a small number of issuers. As a result, the Fund is more susceptible to risks associated with those issuers and the Fund may experience greater losses and volatility than a more diversified portfolio.

Passive Management Risk—Unlike many investment companies, the Fund is not “actively” managed. Therefore, it would not necessarily sell a security because the security’s issuer was in financial trouble or defaulted on its obligations under the security, or whose credit rating was downgraded, unless that security is removed from the Index. In addition, the Fund will not otherwise take defensive positions in declining markets unless such positions are reflected in the Index.

Regulatory and Legal Risk—U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations and legislators may pass new laws that affect the investments held by the Fund, the strategies used by the Fund or the level of regulation or taxation applying to the Fund. These may impact the investment strategies, performance, costs and operations of the Fund or taxation of shareholders.

Small- and Mid-Capitalization Securities Risk—The Fund is subject to the risk that small- and mid-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Securities of small- and mid-capitalization companies may be more speculative, volatile and less liquid than securities of large companies. Small- and mid-capitalization companies tend to have inexperienced management as well as limited product and market diversification and financial resources, and may be more vulnerable to adverse developments than large capitalization companies.

Telecommunications Sector Risk—The telecommunications sector may be affected by extensive government regulation, industry competition and obsolescence of telecommunications products and services due to technological advancement. The Fund may be adversely affected by events or developments negatively impacting the telecommunications sector or issuers within the telecommunications sector.

Tracking Error Risk—The performance of the Fund may diverge from that of the Index for a number of reasons, including operating expenses, transaction costs, cash flows and operational inefficiencies. The Fund’s return also may diverge from the return of the Index because the Fund bears the costs and risks associated with buying and selling securities (especially when rebalancing the Fund’s securities holdings to reflect changes in the Index) while such costs and risks are not factored into the return of the Index. Transaction costs, including brokerage costs, will decrease the Fund’s NAV to the extent not offset by the transaction fee payable by an Authorized Participant.

24 |

Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Index. In addition, the Fund may use a representative sampling approach, which may cause the Fund's returns to not be as well correlated with the return of the Index as would be the case if the Fund purchased all of the securities in the Index in the proportions represented in the Index. Errors in the Index data, the Index computations and/or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. In addition, the Fund may be unable to invest in certain securities included in the Index, or invest in them in the exact proportions in which they are represented in the Index, due to legal restrictions or limitations imposed by the governments of certain countries, a lack of liquidity on stock exchanges in which such securities trade, potential adverse tax consequences or other regulatory reasons. To the extent the Fund calculates its NAV based on fair value prices and the value of the Index is based on the securities’ closing prices (i.e., the value of the Index is not based on fair value prices), the Fund’s ability to track the Index may be adversely affected. For tax efficiency purposes, the Fund may sell certain securities, and such sale may cause the Fund to realize a loss and, thus, the Fund's performance to deviate from the performance of the Index. In light of the factors discussed above, the Fund’s return may deviate significantly from the return of the Index.

PERFORMANCE INFORMATION
The following chart and table provide some indication of the risks of investing in the Fund by showing the Fund’s performance from year to year and average annual returns for the one and five year and since inception periods compared to those of the Index and a broad measure of market performance. The Fund’s performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated Fund performance information is available at guggenheiminvestments.com.

Calendar Year Total Returns as of 12/31

The Fund’s year-to-date total return was 17.57% as of June 30, 2017.

Highest Quarter Return Q2 2009 35.80%	Lowest Quarter Return Q3 2011 -20.77%

Average Annual Total Returns (for the periods ended December 31, 2016)

After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs).

PROSPECTUS | 25

	1 year	5 years	Since Inception (6/12/2008)
Returns Before Taxes	12.06%	-5.72%	-5.73%
Returns After Taxes on Distributions	10.17%	-6.95%	-6.74%
Returns After Taxes on Distributions and Sale of Fund Shares	6.83%	-4.65%	-4.39%
BNY Mellon New Frontier Index (reflects no deduction for fees, expenses or taxes)[1]	12.14%	-4.51%	-4.65%
MSCI Emerging Markets Index (reflects no deduction for fees, expenses or taxes)	11.19%	1.28%	-0.74%

1 Effective April 17, 2015, the BNY Mellon New Frontier DR Index changes its name to the BNYM Mellon New Frontier Index.

MANAGEMENT OF THE FUND
Guggenheim Funds Investment Advisors, LLC serves as the investment adviser of the Fund. The portfolio managers who are currently responsible for the day-to-day management of the Fund’s portfolio are Michael P. Byrum, CFA, Senior Managing Director and Portfolio Manager, James R. King, CFA, Managing Director and Portfolio Manager, and Cindy Gao, ETF Analyst. Messrs. Byrum and King have managed the Fund’s portfolio since December 2013. Ms. Gao has managed the Fund's portfolio since January 2014.

PURCHASE AND SALE OF FUND SHARES
The Fund will issue and redeem Shares at NAV only in a large specified number of Shares called a “Creation Unit” or multiples thereof and with certain large institutional investors. A Creation Unit consists of 50,000 Shares. Creation Unit transactions are principally conducted in exchange for the deposit or delivery of securities specified by the Fund. Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund. Individual Shares may only be purchased and sold in secondary market transactions through brokers and may not be purchased or redeemed directly with the Fund. Shares are listed for trading on the NYSE Arca and, because Shares trade at market prices rather than NAV, Shares may trade at a price greater than (premium) or less than (discount) NAV.

TAX INFORMATION
The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase Shares through a broker-dealer or other financial intermediary, the Investment Adviser or other related companies may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Guggenheim International Multi-Asset Income ETF (HGI)

INVESTMENT OBJECTIVE
The Guggenheim International Multi-Asset Income ETF (the "Fund") seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an index called the Zacks International Multi-Asset Income Index (the "Multi-Asset Income Index" or the “Index”).

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors purchasing or selling Shares in the secondary market may be subject to costs (including customary brokerage commissions) charged by their broker.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Other Expenses	0.87%
Acquired Fund Fees and Expenses[1]	0.15%
Total Annual Fund Operating Expenses	1.52%
Fee Waiver and/or Expense Reimbursements[2]	-0.67%
Total Annual Fund Operating Expenses After Expense Reimbursements	0.85%

[1]
Acquired Fund Fees and Expenses include the Fund’s pro rata portion of the management fees and operating expenses of closed-end funds in which the Fund invested during its most recently completed fiscal year. Since Acquired Fund Fees and Expenses are not directly borne by the Fund, they are not reflected in the Fund’s financial statements with the result that the information presented in the table will differ from that presented in the Fund’s financial highlights.

[2]
Guggenheim Funds Investment Advisors, LLC, the Fund's investment adviser (the "Investment Adviser"), has contractually agreed through December 31, 2020 to waive fees and/or reimburse expenses to the extent necessary to limit the operating expenses (excluding interest expenses, a portion of the Fund’s licensing fees, brokerage commissions and other trading expenses, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) ("Operating Expenses") of the Fund to 0.65% of average daily net assets of the Fund. The agreement will expire when it reaches its termination or when the Investment Adviser ceases to serve as such. To the extent that the Fund incurs expenses that are excluded from this limitation, the Fund's expense ratio will increase.

EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example does not take into account brokerage commissions that you may pay when purchasing or selling Shares.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years	Five Years	Ten Years
$87	$271	$627	$1,630

The above Example reflects applicable contractual expense reimbursement arrangements for the current duration of the arrangements only.

PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes

PROSPECTUS | 27

when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 103% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES
The Fund, using a “passive” or “indexing” investment approach, seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of the Multi-Asset Income Index. As of August 31, 2017, the Multi-Asset Income Index was comprised of approximately 154 stocks selected, based on investment and other criteria, from a universe of international companies, global real estate investment trusts ("REITs"), master limited partnerships (“MLPs”), Canadian royalty trusts, American depositary receipts (“ADRs”) of emerging market companies and U.S. listed closed-end funds that invest in international companies, and at all times is comprised of at least 40% non-U.S. securities. The companies in the universe are selected using a proprietary strategy developed by Zacks Investment Research, Inc. (“Zacks” or the “Index Provider”). The Fund will invest at least 90% of its total assets in stocks that comprise the Index (and underlying securities representing the ADRs included in the Index). The Fund has adopted a policy that requires the Fund to provide shareholders with at least 60 days notice prior to any material change in this policy or the Index. The Board of Trustees (the "Board") of Claymore Exchange-Traded Fund Trust 2 (the "Trust") may change the Fund’s investment strategy and other policies without shareholder approval, except as otherwise indicated.

The Fund may invest directly in one or more underlying securities represented by the ADRs included in the Index under the following limited circumstances: (a) when market conditions result in the underlying security providing more liquidity than the ADR; (b) when an ADR is trading at a significantly different price than its underlying security; or (c) the timing of trade execution is improved due to the local market in which an underlying security is traded being open at different times than the market in which the security’s corresponding ADR is traded.

The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index. However, under various circumstances, it may not be possible or practicable to purchase all of the securities in the Index in those weightings. In those circumstances, the Fund may purchase a sample of the securities in the Index in proportions expected by the Investment Adviser to correspond generally to the performance of the Index as a whole. There may also be instances when the Investment Adviser may choose to overweight another security in the Index or purchase (or sell) securities not in the Index which the Investment Adviser believes are appropriate to substitute for one or more Index components, in seeking to accurately track the Index, such as: (i) regulatory requirements possibly affecting the Fund’s ability to hold a security in the Index, (ii) restrictions or requirements in local markets possibly rendering it infeasible or inefficient for the Fund to purchase or sell a security in the Index or (iii) liquidity concerns possibly affecting the Fund’s ability to purchase or sell a security in the Index. In addition, from time to time, securities are added to or removed from the Index. The Fund may sell securities that are represented in the Index or purchase securities that are not yet represented in the Index in anticipation of their removal from or addition to the Index pursuant to scheduled reconstitutions and rebalancings of the Index. The Fund will concentrate its investments (i.e., invest 25% or more of its assets) in securities issued by companies whose principal business activities are in the same industry or group of industries to the extent the Index is so concentrated. As of May 31, 2017, no sector represented a substantial portion of the Index.

Guggenheim Investments announced on September 28, 2017, that it has entered into a definitive agreement to sell its exchange-traded funds business to Invesco Ltd. (“Invesco”), a leading global investment management company. As a result, the Investment Adviser expects to propose to the Board that it approve a reorganization of the Fund into a newly organized exchange-traded fund advised by an affiliate of Invesco. If approved by the Board, the reorganization of the Fund would be submitted to the shareholders of the Fund for their approval.

PRINCIPAL RISKS
Investors should consider the principal risks associated with investing in the Fund, which are summarized below. The value of an investment in the Fund will fluctuate, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Asset Class Risk—The securities in the Fund’s portfolio may underperform the returns of other securities or indices that track other industries, markets, asset classes or sectors.

Canadian Risk—As the Fund invests in common stocks and Canadian royalty trusts listed on the TSX, the Fund is subject to certain risks specific to Canadian investments. The Canadian economy is very dependent on the demand

28 |

for, and supply and price of, natural resources. The Canadian economy may be significantly affected by the U.S. economy, given that the United States is Canada’s largest trading partner and foreign investor. In addition, past periodic demands by the Province of Quebec for sovereignty have significantly affected equity valuations and foreign currency movements in the Canadian market. Economic, political, trade, and other events in Canada (or relating to Canadian issuers) may adversely affect the Fund.

Canadian Royalty Trust Risk—As the Fund invests in Canadian royalty trusts, it is subject to certain risks applicable to Canadian royalty trusts. The royalty trusts in which the Fund invests are heavily invested in oil and gas. Potential growth may be sacrificed because revenue is passed on to a royalty trust’s unit holders (such as the Fund), rather than reinvested in the business. Royalty trusts generally do not guarantee minimum distributions or even return of capital. If the assets underlying a royalty trust do not perform as expected, the royalty trust may reduce or even eliminate distributions.

Potential for Tax Recharacterization or Changes—In addition, under amendments to the Income Tax Act (Canada) passed in 2007 (the “SIFT Rules”), certain trusts (defined as “SIFT trusts”) are taxable on certain income and gains on a basis similar to that which applies to a corporation, with the result that tax efficiencies formerly available in respect of an investment in the trust may cease to be available. A royalty trust may be a SIFT trust. Accordingly, the SIFT Rules have had and may continue to have an effect on the trading price of investments in royalty trusts, and consequently could impact the value of Shares.

Concentration Risk—If the Index concentrates in an industry or group of industries, the Fund’s investments will be concentrated accordingly. In such event, the value of Shares may rise and fall more than the value of shares of a fund that invests in securities of companies in a broader range of industries and the Fund's performance will be particularly susceptible to adverse events impacting such industry.

Depositary Receipt Risk—The Fund may hold the securities of non-U.S. companies in the form of depositary receipts. The underlying securities of the depositary receipts in the Fund’s portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund’s portfolio. In addition, the value of the securities underlying the depositary receipts may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

Emerging Markets Risk—Investments in or exposure to emerging markets are generally subject to a greater level of those risks associated with investing in or being exposed to developed foreign markets, as emerging markets are considered to be less developed than developing countries. Furthermore, investments in or exposure to emerging markets are generally subject to additional risks, including the risks associated with trading in smaller markets, lower volumes of trading, and being subject to lower levels of government regulation and less extensive accounting, financial and other reporting requirements.

Equity Securities Risk—The prices of equity securities generally fluctuate in value more than fixed-income investments, may rise or fall rapidly or unpredictably and may reflect real or perceived changes in the issuing company’s financial condition and changes in the overall market or economy. A decline in the value of equity securities held by the Fund will adversely affect the value of your investment in the Fund. Common stocks generally represent the riskiest investment in a company and dividend payments (if declared) to preferred stockholders generally rank junior to payments due to a company's debtholders. The Fund may lose a substantial part, or even all, of its investment in a company’s stock.

Foreign Securities and Currency Risk—Foreign securities carry unique or additional risks when compared to U.S. securities, including currency fluctuations, adverse political and economic developments, unreliable or untimely information, less liquidity and more volatility, limited legal recourse and higher transactional costs.

Geographic Focus Risk-Europe—Because the Fund may focus its investments in Europe due to the Index's allocation to European companies, the Fund's performance may be particularly susceptible to adverse social, political and economic conditions or events within Europe. The European financial markets have recently experienced volatility due to concerns about rising government debt levels and increased unemployment levels of several European countries. A default or debt restructuring by any European country would adversely impact holders of that country’s debt and sellers of credit default swaps linked to that country’s creditworthiness (which may be located in countries other than those listed in the previous sentence). These events have adversely affected the value and exchange rate of the euro and may continue to significantly affect the economies of every

PROSPECTUS | 29

country in Europe, including the European Union (the "EU") member countries that do not use the euro and non-EU member countries. As a result, the Fund’s performance may be more volatile than the performance of a more geographically diversified fund.

Investment in Investment Companies Risk—Investing in other investment companies, including exchange-traded funds ("ETFs") and closed-end funds, subjects the Fund to those risks affecting the investment company, including the possibility that the value of the underlying securities held by the investment company could decrease or the portfolio becomes illiquid. Moreover, the Fund and its shareholders will incur its pro rata share of the underlying investment companies’ expenses, which will reduce the Fund’s performance, and the purchase of shares of some investment companies (in the case of closed-end investment companies) may sometimes require the payment of substantial premiums above the value of such companies' portfolio securities or net asset values ("NAVs"). In addition, investments by the Fund in an ETF or closed-end fund are subject to, among other risks, the risk that the ETF's or closed end fund's shares may trade at a discount or premium relative to the NAV of the shares and the listing exchange may halt trading of the ETF's or closed-end fund's shares.

Issuer-Specific Changes Risk—The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than those of larger issuers.

Market Price Risk—Shares are listed for trading on NYSE Arca, Inc. ("NYSE Arca") and are bought and sold in the secondary market at market prices. The market prices of Shares may fluctuate continuously during trading hours, in some cases materially, in response to changes in the NAV and supply and demand for Shares, among other factors. Although it is expected that the market price of Shares typically will remain closely correlated to the NAV, the market price will generally differ from the NAV because of timing reasons, supply and demand imbalances and other factors. As a result, the trading prices of Shares may deviate significantly from NAV during certain periods, especially those of market volatility. The Investment Adviser cannot predict whether Shares will trade above (premium), below (discount) or at their NAV. Thus, an investor may pay more than NAV when buying Shares in the secondary market and receive less than NAV when selling Shares in the secondary market.

Market Risk—The value of, or income generated by, the securities held by the Fund may fluctuate rapidly and unpredictably as a result of factors affecting individual companies or changing economic, political, social or financial market conditions throughout the world. The performance of these investments may underperform the general securities markets or other types of securities.

Master Limited Partnership Risk—Master Limited Partnerships (“MLPs”) are subject to certain risks inherent in the structure of MLPs, including tax risks, limited control and voting rights and potential conflicts of interest. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. Securities issued by MLPs may experience limited trading volumes and, thus, may be relatively illiquid or volatile at times. As partnerships, MLPs may be subject to less regulation (and less protection for investors) under state laws than corporations. In addition, MLPs may be subject to state taxation in certain jurisdictions, which may reduce the amount of income an MLP pays to its investors.

Passive Management Risk—Unlike many investment companies, the Fund is not “actively” managed. Therefore, it would not necessarily sell a security because the security’s issuer was in financial trouble or defaulted on its obligations under the security, or whose credit rating was downgraded, unless that security is removed from the Index. In addition, the Fund will not otherwise take defensive positions in declining markets unless such positions are reflected in the Index.

Portfolio Turnover Risk—The Fund may engage in active and frequent trading of its portfolio securities to reflect the semi-annual rebalancing of the Index. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs and may result in higher taxes when Shares are held in a taxable account.

Regulatory and Legal Risk—U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations and legislators may pass new laws that affect the investments held by the Fund, the strategies used by the Fund or the level of regulation or taxation applying to the Fund. These may impact the investment strategies, performance, costs and operations of the Fund or taxation of shareholders.

REIT Risk—In addition to the risks pertaining to real estate investments more generally, REITs are subject to additional risks. The value of a REIT can depend on the structure of and cash flow generated by the REIT. REITs

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whose investments are concentrated in a limited number or type of properties, investments or narrow geographic area are subject to the risks affecting those properties or areas to a greater extent than a REIT with less concentrated investments. REITs are also subject to certain requirements under federal tax law. In addition, REITs may have expenses, including advisory and administration expenses, and the Fund and its shareholders will incur its pro rata share of the underlying expenses.

Small- and Mid-Capitalization Securities Risk—The Fund is subject to the risk that small- and mid-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Securities of small- and mid-capitalization companies may be more speculative, volatile and less liquid than securities of large companies. Small- and mid-capitalization companies tend to have inexperienced management as well as limited product and market diversification and financial resources, and may be more vulnerable to adverse developments than large capitalization companies.

Tracking Error Risk—The performance of the Fund may diverge from that of the Index for a number of reasons, including operating expenses, transaction costs, cash flows and operational inefficiencies. The Fund’s return also may diverge from the return of the Index because the Fund bears the costs and risks associated with buying and selling securities (especially when rebalancing the Fund’s securities holdings to reflect changes in the Index) while such costs and risks are not factored into the return of the Index. Transaction costs, including brokerage costs, will decrease the Fund’s NAV to the extent not offset by the transaction fee payable by an Authorized Participant. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Index. In addition, the Fund may use a representative sampling approach, which may cause the Fund's returns to not be as well correlated with the return of the Index as would be the case if the Fund purchased all of the securities in the Index in the proportions represented in the Index. Errors in the Index data, the Index computations and/or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. In addition, the Fund may be unable to invest in certain securities included in the Index, or invest in them in the exact proportions in which they are represented in the Index, due to legal restrictions or limitations imposed by the governments of certain countries, a lack of liquidity on stock exchanges in which such securities trade, potential adverse tax consequences or other regulatory reasons. To the extent the Fund calculates its NAV based on fair value prices and the value of the Index is based on the securities’ closing prices (i.e., the value of the Index is not based on fair value prices), the Fund’s ability to track the Index may be adversely affected. For tax efficiency purposes, the Fund may sell certain securities, and such sale may cause the Fund to realize a loss and, thus, the Fund's performance to deviate from the performance of the Index. In light of the factors discussed above, the Fund’s return may deviate significantly from the return of the Index.

PERFORMANCE INFORMATION
The following chart and table provide some indication of the risks of investing in the Fund by showing the Fund’s performance from year to year and average annual returns for the one and five year and since inception periods compared to those of the Index and a broad measure of market performance. The Fund’s performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated Fund performance information is available at guggenheiminvestments.com.

PROSPECTUS | 31

Calendar Year Total Returns as of 12/31

The Fund’s year-to-date total return was 11.14% as of June 30, 2017.

Highest Quarter Return Q2 2009 33.97%	Lowest Quarter Return Q4 2008 -24.82%

Average Annual Total Returns (for the periods ended December 31, 2016)

After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs).

	1 year	5 years	Since Inception (7/11/2007)
Returns Before Taxes	9.63%	2.72%	-0.92%
Returns After Taxes on Distributions	2.95%	1.07%	-2.53%
Returns After Taxes on Distributions and Sale of Fund Shares	5.42%	1.22%	-1.37%
Zacks International Multi-Asset Income Index (reflects no deduction for fees, expenses or taxes)	9.59%	2.86%	-0.59%
MSCI EAFE Index (reflects no deduction for fees, expenses or taxes)	1.00%	6.53%	-0.50%

MANAGEMENT OF THE FUND
Guggenheim Funds Investment Advisors, LLC serves as the investment adviser of the Fund. The portfolio managers who are currently responsible for the day-to-day management of the Fund’s portfolio are Michael P. Byrum, CFA, Senior Managing Director and Portfolio Manager, James R. King, CFA, Managing Director and Portfolio Manager, and Cindy Gao, ETF Analyst. Messrs. Byrum and King have managed the Fund’s portfolio since December 2013. Ms. Gao has managed the Fund's portfolio since January 2014.

PURCHASE AND SALE OF FUND SHARES
The Fund will issue and redeem Shares at NAV only in a large specified number of Shares called a “Creation Unit” or multiples thereof and with certain large institutional investors. A Creation Unit consists of 100,000 Shares. Creation Unit transactions are principally conducted in exchange for the deposit or delivery of securities specified by the Fund. Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund. Individual

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Shares may only be purchased and sold in secondary market transactions through brokers and may not be purchased or redeemed directly with the Fund. Shares are listed for trading on the NYSE Arca and, because Shares trade at market prices rather than NAV, Shares may trade at a price greater than (premium) or less than (discount) NAV.

TAX INFORMATION
The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase Shares through a broker-dealer or other financial intermediary, the Investment Adviser or other related companies may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

PROSPECTUS | 33

Guggenheim Shipping ETF (SEA)

INVESTMENT OBJECTIVE
The Guggenheim Shipping ETF (the "Fund") seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an equity index called the Dow Jones Global Shipping IndexSM (the "Global Shipping Index" or the “Index”).

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors purchasing or selling Shares in the secondary market may be subject to costs (including customary brokerage commissions) charged by their broker.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.65%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.65%

EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example does not take into account brokerage commissions that you may pay when purchasing or selling Shares.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years	Five Years	Ten Years
$66	$208	$362	$810

PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 24% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES
The Fund, using a “passive” or “indexing” investment approach, seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of the Global Shipping Index. The Global Shipping Index is designed to measure the performance of high dividend-paying companies in the shipping industry. CME Group Index Services LLC (“CME Indexes” or the “Index Provider”) uses a rules-based methodology to rank companies by yield that are involved in the shipping industry globally that primarily transport goods and materials. The Index Provider determines whether a company is “high-dividend paying” by ranking it relative to other companies in the shipping industry based upon indicated annual yield (most recent distribution annualized and divided by the current share price). The Index Provider considers a company to be in the shipping industry if its revenues are derived primarily from shipping activities (excluding companies solely involved in transporting passengers). The companies in the Index may be located in any country, including those classified as emerging markets. The Global Shipping Index constituents are weighted based on their float-adjusted market capitalization and, as of August 31, 2017, the market capitalizations of the 27 stocks included in the Index range from $120 million to $13 billion, which includes micro-, small-, mid- and large-capitalization stocks as defined by the Index Provider. As of that date, the Global Shipping Index constituents’ countries of domicile were represented (in approximate market capitalization) in the Index as follows: United States, 9.8%; Belgium, 3.4%; Bermuda, 14.2%; Canada, 7.9%; Denmark, 20.1%;

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Great Britain, 6.8%; Greece, 5.4%; Hong Kong, 3.4%; Japan, 7.5%; Monaco, 12.4%; Norway, 5.7%; and Singapore, 3.3%.

The Fund will at all times invest at least 90% of its total assets in common stock, American depositary receipts (“ADRs”), global depositary receipts (“GDRs”) and master limited partnerships (“MLPs”) that comprise the Index and the underlying stocks in respect of the ADRs and GDRs in the Index. The depositary receipts included in the Index may be sponsored or unsponsored. The Fund has adopted a policy that requires the Fund to provide shareholders with at least 60 days notice prior to any material change in this policy or the Index. The Board of Trustees (the "Board") of Claymore Exchange-Traded Fund Trust 2 (the "Trust") may change the Fund’s investment strategy and other policies without shareholder approval, except as otherwise indicated.

The Fund may invest directly in one or more underlying securities represented by depositary receipts included in the Index under the following limited circumstances: (a) when market conditions result in the underlying security providing improved liquidity relative to the depositary receipt; (b) when a depositary receipt is trading at a significantly different price than its underlying security; or (c) the timing of trade executions is improved.

The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index. However, under various circumstances, it may not be possible or practicable to purchase all of the securities in the Index in those weightings. In those circumstances, the Fund may purchase a sample of the securities in the Index in proportions expected by Guggenheim Funds Investment Advisors, LLC (the "Investment Adviser") to correspond generally the performance of the Index as a whole. There may also be instances when the Investment Adviser may choose to overweight another security in the Index or purchase (or sell) securities not in the Index which the Investment Adviser believes are appropriate to substitute for one or more Index components, in seeking to accurately track the Index, such as: (i) regulatory requirements possibly affecting the Fund’s ability to hold a security in the Index, (ii) restrictions or requirements in local markets possibly rendering it infeasible or inefficient for the Fund to purchase or sell a security in the Index or (iii) liquidity concerns possibly affecting the Fund’s ability to purchase or sell a security in the Index. In addition, from time to time, securities are added to or removed from the Index. The Fund may sell securities that are represented in the Index or purchase securities that are not yet represented in the Index in anticipation of their removal from or addition to the Index pursuant to scheduled reconstitutions and rebalancings of the Index. The Fund will concentrate its investments (i.e., invest 25% or more of its assets) in securities issued by companies whose principal business activities are in the same industry or group of industries to the extent the Index is so concentrated. As of May 31, 2017, the industrials sector represented a substantial portion of the Index.

Guggenheim Investments announced on September 28, 2017, that it has entered into a definitive agreement to sell its exchange-traded funds business to Invesco Ltd. (“Invesco”), a leading global investment management company. As a result, the Investment Adviser expects to propose to the Board that it approve a reorganization of the Fund into a newly organized exchange-traded fund advised by an affiliate of Invesco. If approved by the Board, the reorganization of the Fund would be submitted to the shareholders of the Fund for their approval.

PRINCIPAL RISKS
Investors should consider the principal risks associated with investing in the Fund, which are summarized below. The value of an investment in the Fund will fluctuate, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Asset Class Risk—The securities in the Fund’s portfolio may underperform the returns of other securities or indices that track other industries, markets, asset classes or sectors.

Concentration Risk—If the Index concentrates in an industry or group of industries, the Fund’s investments will be concentrated accordingly. In such event, the value of Shares may rise and fall more than the value of shares of a fund that invests in securities of companies in a broader range of industries and the Fund's performance will be particularly susceptible to adverse events impacting such industry.

Depositary Receipt Risk—The Fund may hold the securities of non-U.S. companies in the form of depositary receipts. The underlying securities of the depositary receipts in the Fund’s portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund’s portfolio. In addition, the value of the securities underlying the depositary receipts may change materially when the U.S. markets are not open for

PROSPECTUS | 35

trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

Dividend-Paying Stock Risk—As a category, dividend-paying stocks may underperform non-dividend paying stocks (and the stock market as a whole) over any period of time. In addition, issuers of dividend-paying stocks may have discretion to defer or stop paying dividends for a stated period of time. If the dividend-paying stocks held by the Fund reduce or stop paying dividends, the Fund’s ability to generate income may be adversely affected.

Emerging Markets Risk—Investments in or exposure to emerging markets are generally subject to a greater level of those risks associated with investing in or being exposed to developed foreign markets, as emerging markets are considered to be less developed than developing countries. Furthermore, investments in or exposure to emerging markets are generally subject to additional risks, including the risks associated with trading in smaller markets, lower volumes of trading, and being subject to lower levels of government regulation and less extensive accounting, financial and other reporting requirements.

Equity Securities Risk—The prices of equity securities generally fluctuate in value more than fixed-income investments, may rise or fall rapidly or unpredictably and may reflect real or perceived changes in the issuing company’s financial condition and changes in the overall market or economy. A decline in the value of equity securities held by the Fund will adversely affect the value of your investment in the Fund. Common stocks generally represent the riskiest investment in a company and dividend payments (if declared) to preferred stockholders generally rank junior to payments due to a company's debtholders. The Fund may lose a substantial part, or even all, of its investment in a company’s stock.

Foreign Securities and Currency Risk—Foreign securities carry unique or additional risks when compared to U.S. securities, including currency fluctuations, adverse political and economic developments, unreliable or untimely information, less liquidity and more volatility, limited legal recourse and higher transactional costs.

Geographic Focus Risk-Europe—Because the Fund may focus its investments in Europe due to the Index's allocation to European companies, the Fund's performance may be particularly susceptible to adverse social, political and economic conditions or events within Europe. The European financial markets have recently experienced volatility due to concerns about rising government debt levels and increased unemployment levels of several European countries. A default or debt restructuring by any European country would adversely impact holders of that country’s debt and sellers of credit default swaps linked to that country’s creditworthiness (which may be located in countries other than those listed in the previous sentence). These events have adversely affected the value and exchange rate of the euro and may continue to significantly affect the economies of every country in Europe, including the European Union (the "EU") member countries that do not use the euro and non-EU member countries. As a result, the Fund’s performance may be more volatile than the performance of a more geographically diversified fund.

Industrials Sector Risk—The industrials sector may be adversely affected by supply and demand for products and services, product obsolescence, claims for environmental damage and product liability, imposition of import controls and general economic conditions, among other factors. The Fund may be adversely affected by events or developments negatively impacting the industrials sector or issuers within the industrials sector.

Issuer-Specific Changes Risk—The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than those of larger issuers.

Large-Capitalization Securities Risk—The Fund is subject to the risk that large-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and may not be able to attain the high growth rate of smaller companies, especially during extended periods of economic expansion.

Market Price Risk—Shares are listed for trading on NYSE Arca, Inc. ("NYSE Arca") and are bought and sold in the secondary market at market prices. The market prices of Shares may fluctuate continuously during trading hours, in some cases materially, in response to changes in the net asset value ("NAV") and supply and demand for Shares, among other factors. Although it is expected that the market price of Shares typically will remain closely correlated to the NAV, the market price will generally differ from the NAV because of timing reasons, supply and

36 |

demand imbalances and other factors. As a result, the trading prices of Shares may deviate significantly from NAV during certain periods, especially those of market volatility. The Investment Adviser cannot predict whether Shares will trade above (premium), below (discount) or at their NAV. Thus, an investor may pay more than NAV when buying Shares in the secondary market and receive less than NAV when selling Shares in the secondary market.

Market Risk—The value of, or income generated by, the securities held by the Fund may fluctuate rapidly and unpredictably as a result of factors affecting individual companies or changing economic, political, social or financial market conditions throughout the world. The performance of these investments may underperform the general securities markets or other types of securities.

Master Limited Partnership Risk—Master Limited Partnerships (“MLPs”) are subject to certain risks inherent in the structure of MLPs, including tax risks, limited control and voting rights and potential conflicts of interest. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. Securities issued by MLPs may experience limited trading volumes and, thus, may be relatively illiquid or volatile at times. As partnerships, MLPs may be subject to less regulation (and less protection for investors) under state laws than corporations. In addition, MLPs may be subject to state taxation in certain jurisdictions, which may reduce the amount of income an MLP pays to its investors.

Micro-Cap Company Risk—Micro-cap stocks involve substantially greater risks of loss and price fluctuations because their earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses), and their share prices tend to be more volatile and their markets less liquid than companies with larger market capitalizations.

Non-Diversification Risk—The Fund is considered non-diversified because it may invest a large portion of its assets in a small number of issuers. As a result, the Fund is more susceptible to risks associated with those issuers and the Fund may experience greater losses and volatility than a more diversified portfolio.

Passive Management Risk—Unlike many investment companies, the Fund is not “actively” managed. Therefore, it would not necessarily sell a security because the security’s issuer was in financial trouble or defaulted on its obligations under the security, or whose credit rating was downgraded, unless that security is removed from the Index. In addition, the Fund will not otherwise take defensive positions in declining markets unless such positions are reflected in the Index.

Regulatory and Legal Risk—U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations and legislators may pass new laws that affect the investments held by the Fund, the strategies used by the Fund or the level of regulation or taxation applying to the Fund. These may impact the investment strategies, performance, costs and operations of the Fund or taxation of shareholders.

Risks of Investing in Greece—Greece’s economy is heavily dependent on the services sector and has a large public sector. Greece’s ability to repay its sovereign debt is in question, and the possibility of default is not unlikely, which could limit its ability to borrow in the future. There is the possibility that Greece may exit the Economic and Monetary Union, which would result in immediate devaluation of the Greek currency and potential for default. In the summer of 2015, Greece instituted capital controls and declared a bank holiday, which resulted in the closing of Greek banks, credit institutions and the Athens Exchange for a period of time. Further uncertainty regarding Greece's economic situation and ability to repay its sovereign debt could lead to additional such closures, which may persist for an extended period. Increased volatility in the Greek market may also result in the increased use of fair value pricing.

Shipping Industry Risk—Due to the composition of the Index, the Fund will concentrate its investments in securities of companies in the shipping industry. Accordingly, the Fund may be more susceptible to risks associated with the shipping industry than if it were broadly diversified over numerous industries and sectors of the economy. Companies in the shipping industry may be adversely affected by various factors, including, among others, volatile fluctuations in the price and supply of fuels and raw materials, changes in seaborne transportation patterns, weather patterns and events including hurricane activity, commodities prices, international politics and conflicts. Any factors adversely affecting companies in the shipping industry could have a significant adverse impact on the Fund’s performance.

Small- and Mid-Capitalization Securities Risk—The Fund is subject to the risk that small- and mid-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Securities of

PROSPECTUS | 37

small- and mid-capitalization companies may be more speculative, volatile and less liquid than securities of large companies. Small- and mid-capitalization companies tend to have inexperienced management as well as limited product and market diversification and financial resources, and may be more vulnerable to adverse developments than large capitalization companies.

Tracking Error Risk—The performance of the Fund may diverge from that of the Index for a number of reasons, including operating expenses, transaction costs, cash flows and operational inefficiencies. The Fund’s return also may diverge from the return of the Index because the Fund bears the costs and risks associated with buying and selling securities (especially when rebalancing the Fund’s securities holdings to reflect changes in the Index) while such costs and risks are not factored into the return of the Index. Transaction costs, including brokerage costs, will decrease the Fund’s NAV to the extent not offset by the transaction fee payable by an Authorized Participant. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Index. In addition, the Fund may use a representative sampling approach, which may cause the Fund's returns to not be as well correlated with the return of the Index as would be the case if the Fund purchased all of the securities in the Index in the proportions represented in the Index. Errors in the Index data, the Index computations and/or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. In addition, the Fund may be unable to invest in certain securities included in the Index, or invest in them in the exact proportions in which they are represented in the Index, due to legal restrictions or limitations imposed by the governments of certain countries, a lack of liquidity on stock exchanges in which such securities trade, potential adverse tax consequences or other regulatory reasons. To the extent the Fund calculates its NAV based on fair value prices and the value of the Index is based on the securities’ closing prices (i.e., the value of the Index is not based on fair value prices), the Fund’s ability to track the Index may be adversely affected. For tax efficiency purposes, the Fund may sell certain securities, and such sale may cause the Fund to realize a loss and, thus, the Fund's performance to deviate from the performance of the Index. In light of the factors discussed above, the Fund’s return may deviate significantly from the return of the Index.

PERFORMANCE INFORMATION
The following chart and table provide some indication of the risks of investing in the Fund by showing the Fund’s performance from year to year and average annual returns for the one and five year and since inception periods compared to those of the Index and a broad measure of market performance. The Fund’s performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated Fund performance information is available at guggenheiminvestments.com.

Effective July 27, 2011, changes were made to the Fund's investment objective. Prior to July 27, 2011, the Fund sought investment results that correspond generally to the performance, before the Fund's fees and expenses, of the Delta Global Shipping Index. Thus, performance prior to that date reflects the Fund's prior investment objective.

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Calendar Year Total Returns as of 12/31

The Fund’s year-to-date total return was 5.52% as of June 30, 2017.

Highest Quarter Return Q1 2012 28.85%	Lowest Quarter Return Q3 2011 -33.93%

Average Annual Total Returns (for the periods ended December 31, 2016)

After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs).

	1 year	5 years	Since Inception (6/11/2010)
Returns Before Taxes	-3.47%	-0.30%	-7.59%
Returns After Taxes on Distributions	-6.15%	-2.32%	-9.31%
Returns After Taxes on Distributions and Sale of Fund Shares	-2.03%	-0.95%	-5.93%
Dow Jones Global Shipping IndexSM (reflects no deduction for fees, expenses or taxes)	-4.90%	-0.89	N/A1
MSCI World Index (reflects no deduction for fees, expenses or taxes)	7.51%	10.41%	9.94%
1 Return for the Dow Jones Global Shipping Index is not shown for the period since the Fund's inception on June 11, 2010 because the Index commenced publication on July 27, 2011.

MANAGEMENT OF THE FUND
Guggenheim Funds Investment Advisors, LLC serves as the investment adviser of the Fund. The portfolio managers who are currently responsible for the day-to-day management of the Fund’s portfolio are Michael P. Byrum, CFA, Senior Managing Director and Portfolio Manager, James R. King, CFA, Managing Director and Portfolio Manager, and Cindy Gao, ETF Analyst. Messrs. Byrum and King have managed the Fund’s portfolio since December 2013. Ms. Gao has managed the Fund's portfolio since January 2014.

PROSPECTUS | 39

PURCHASE AND SALE OF FUND SHARES
The Fund will issue and redeem Shares at NAV only in a large specified number of Shares called a “Creation Unit” or multiples thereof and with certain large institutional investors. A Creation Unit consists of 100,000 Shares. Creation Unit transactions are principally conducted in exchange for the deposit or delivery of securities specified by the Fund. Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund. Individual Shares may only be purchased and sold in secondary market transactions through brokers and may not be purchased or redeemed directly with the Fund. Shares are listed for trading on the NYSE Arca and, because Shares trade at market prices rather than NAV, Shares may trade at a price greater than (premium) or less than (discount) NAV.

TAX INFORMATION
The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase Shares through a broker-dealer or other financial intermediary, the Investment Adviser or other related companies may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Guggenheim MSCI Global Timber ETF (CUT)

INVESTMENT OBJECTIVE
The Guggenheim MSCI Global Timber ETF (the "Fund") seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an equity index called the MSCI ACWI IMI Timber Select Capped Index (the "Timber Index" or the “Index”).

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors purchasing or selling Shares in the secondary market may be subject to costs (including customary brokerage commissions) charged by their broker.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Other Expenses	0.20%
Total Annual Fund Operating Expenses	0.70%
Fee Waiver and/or Expense Reimbursements[1]	-0.13%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursements	0.57%

[1]
Guggenheim Funds Investment Advisors, LLC, the Fund's investment adviser (the "Investment Adviser"), has contractually agreed through December 31, 2020 to waive fees and/or reimburse expenses to the extent necessary to limit the operating expenses (excluding interest expenses, brokerage commissions and other trading expenses, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) ("Operating Expenses") of the Fund to 0.55% of average daily net assets of the Fund. In addition, the Investment Adviser has agreed to include the Fund's index licensing fees in the Fund's Operating Expenses that are subject to this limit. The agreement will expire when it reaches its termination or when the Investment Adviser ceases to serve as such. To the extent that the Fund incurs expenses that are excluded from this limitation, the Fund's expense ratio will increase.

EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example does not take into account brokerage commissions that you may pay when purchasing or selling Shares.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years	Five Years	Ten Years
$58	$183	$349	$832

The above Example reflects applicable contractual expense reimbursement arrangements for the current duration of the arrangements only.

PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 8% of the average value of its portfolio.

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PRINCIPAL INVESTMENT STRATEGIES
The Fund, using a “passive” or “indexing” investment approach, seeks investments results that correspond generally to the performance, before the Fund’s fees and expenses, of the Timber Index. The Timber Index is designed to measure the performance of global equity securities of companies that are primarily engaged in the ownership and management of forests and timberlands and produce finished products that use timber as a raw material. These companies include companies that produce forest products, paper products and paper packaging products, and real estate investment trusts ("REITs") that own and/or manage timberland. Index constituents must be constituents of the MSCI ACWI Investable Market Index, a rules-based index that measures equity market performance of developed and emerging markets. As of August 31, 2017, the Index was comprised of approximately 79 securities. The Fund will invest at least 90% of its total assets in common stock, American depositary receipts ("ADRs") and global depositary receipts ("GDRs") that comprise the Index and depositary receipts representing common stocks included in the Index (or underlying securities representing the ADRs and GDRs included in the Index). The Fund has adopted a policy that requires the Fund to provide shareholders with at least 60 days notice prior to any material change in this policy or to the Index. The Board of Trustees (the "Board") of Claymore Exchange-Traded Fund Trust 2 (the "Trust") may change the Fund’s investment strategy and other policies without shareholder approval, except as otherwise indicated.

The Fund may invest directly in one or more underlying securities represented by the ADRs included in the Index under the following limited circumstances: (a) when market conditions result in the underlying security providing more liquidity than the ADR; (b) when an ADR is trading at a significantly different price than its underlying security; or (c) the timing of trade execution is improved due to the local market in which an underlying security is traded being open at different times than the market in which the security’s corresponding ADR is traded.

The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index. However, under various circumstances, it may not be possible or practicable to purchase all of the securities in the Index in those weightings. In those circumstances, the Fund may purchase a sample of the securities in the Index in proportions expected by the Investment Adviser to correspond generally to the performance of the Index as a whole. There may also be instances when the Investment Adviser may choose to overweight another security in the Index or purchase (or sell) securities not in the Index which the Investment Adviser believes are appropriate to substitute for one or more Index components, in seeking to accurately track the Index, such as: (i) regulatory requirements possibly affecting the Fund’s ability to hold a security in the Index, (ii) restrictions or requirements in local markets possibly rendering it infeasible or inefficient for the Fund to purchase or sell a security in the Index or (iii) liquidity concerns possibly affecting the Fund’s ability to purchase or sell a security in the Index. In addition, from time to time, securities are added to or removed from the Index. The Fund may sell securities that are represented in the Index or purchase securities that are not yet represented in the Index in anticipation of their removal from or addition to the Index pursuant to scheduled reconstitutions and rebalancings of the Index. The Fund will concentrate its investments (i.e., invest 25% or more of its assets) in securities issued by companies whose principal business activities are in the same industry or group of industries to the extent the Index is so concentrated. As of May 31, 2017, the basic materials and industrials sectors represented a substantial portion of the Index.

Guggenheim Investments announced on September 28, 2017, that it has entered into a definitive agreement to sell its exchange-traded funds business to Invesco Ltd. (“Invesco”), a leading global investment management company. As a result, the Investment Adviser expects to propose to the Board that it approve a reorganization of the Fund into a newly organized exchange-traded fund advised by an affiliate of Invesco. If approved by the Board, the reorganization of the Fund would be submitted to the shareholders of the Fund for their approval.

PRINCIPAL RISKS
Investors should consider the principal risks associated with investing in the Fund, which are summarized below. The value of an investment in the Fund will fluctuate, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Asset Class Risk—The securities in the Fund’s portfolio may underperform the returns of other securities or indices that track other industries, markets, asset classes or sectors.

Basic Materials Sector Risk—Companies in the basic materials sector may be adversely affected by a variety of factors, including, among others, commodity price volatility, exchange rates, import controls, increased competition, claims for environmental damage and product liability claims and government regulations. The Fund

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may be adversely affected by events or developments negatively impacting the basic materials sector or issuers within the basic materials sector.

Concentration Risk—If the Index concentrates in an industry or group of industries, the Fund’s investments will be concentrated accordingly. In such event, the value of Shares may rise and fall more than the value of shares of a fund that invests in securities of companies in a broader range of industries and the Fund's performance will be particularly susceptible to adverse events impacting such industry.

Depositary Receipt Risk—The Fund may hold the securities of non-U.S. companies in the form of depositary receipts. The underlying securities of the depositary receipts in the Fund’s portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund’s portfolio. In addition, the value of the securities underlying the depositary receipts may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

Emerging Markets Risk—Investments in or exposure to emerging markets are generally subject to a greater level of those risks associated with investing in or being exposed to developed foreign markets, as emerging markets are considered to be less developed than developing countries. Furthermore, investments in or exposure to emerging markets are generally subject to additional risks, including the risks associated with trading in smaller markets, lower volumes of trading, and being subject to lower levels of government regulation and less extensive accounting, financial and other reporting requirements.

Equity Securities Risk—The prices of equity securities generally fluctuate in value more than fixed-income investments, may rise or fall rapidly or unpredictably and may reflect real or perceived changes in the issuing company’s financial condition and changes in the overall market or economy. A decline in the value of equity securities held by the Fund will adversely affect the value of your investment in the Fund. Common stocks generally represent the riskiest investment in a company and dividend payments (if declared) to preferred stockholders generally rank junior to payments due to a company's debtholders. The Fund may lose a substantial part, or even all, of its investment in a company’s stock.

Foreign Securities and Currency Risk—Foreign securities carry unique or additional risks when compared to U.S. securities, including currency fluctuations, adverse political and economic developments, unreliable or untimely information, less liquidity and more volatility, limited legal recourse and higher transactional costs.

Geographic Focus Risk-Europe—Because the Fund may focus its investments in Europe due to the Index's allocation to European companies, the Fund's performance may be particularly susceptible to adverse social, political and economic conditions or events within Europe. The European financial markets have recently experienced volatility due to concerns about rising government debt levels and increased unemployment levels of several European countries. A default or debt restructuring by any European country would adversely impact holders of that country’s debt and sellers of credit default swaps linked to that country’s creditworthiness (which may be located in countries other than those listed in the previous sentence). These events have adversely affected the value and exchange rate of the euro and may continue to significantly affect the economies of every country in Europe, including the European Union (the "EU") member countries that do not use the euro and non-EU member countries. As a result, the Fund’s performance may be more volatile than the performance of a more geographically diversified fund.

Global Timber Industry Risk—As the Index is comprised of issuers in the global timber industry, the Fund is therefore focused in that industry. Accordingly, the Fund may be more susceptible to risks associated with the global timber industry than if it were broadly diversified over numerous industries and sectors of the economy. The market value of securities of global timber companies may be affected by numerous factors, including events occurring in nature, international politics, government regulations, competition from other timber companies (and from companies that make non-wood and engineered wood products) and general economic conditions.

Industrials Sector Risk—The industrials sector may be adversely affected by supply and demand for products and services, product obsolescence, claims for environmental damage and product liability, imposition of import controls and general economic conditions, among other factors. The Fund may be adversely affected by events or developments negatively impacting the industrials sector or issuers within the industrials sector.

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Issuer-Specific Changes Risk—The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than those of larger issuers.

Market Price Risk—Shares are listed for trading on NYSE Arca, Inc. ("NYSE Arca") and are bought and sold in the secondary market at market prices. The market prices of Shares may fluctuate continuously during trading hours, in some cases materially, in response to changes in the net asset value ("NAV") and supply and demand for Shares, among other factors. Although it is expected that the market price of Shares typically will remain closely correlated to the NAV, the market price will generally differ from the NAV because of timing reasons, supply and demand imbalances and other factors. As a result, the trading prices of Shares may deviate significantly from NAV during certain periods, especially those of market volatility. The Investment Adviser cannot predict whether Shares will trade above (premium), below (discount) or at their NAV. Thus, an investor may pay more than NAV when buying Shares in the secondary market and receive less than NAV when selling Shares in the secondary market.

Market Risk—The value of, or income generated by, the securities held by the Fund may fluctuate rapidly and unpredictably as a result of factors affecting individual companies or changing economic, political, social or financial market conditions throughout the world. The performance of these investments may underperform the general securities markets or other types of securities.

Non-Diversification Risk—The Fund is considered non-diversified because it may invest a large portion of its assets in a small number of issuers. As a result, the Fund is more susceptible to risks associated with those issuers and the Fund may experience greater losses and volatility than a more diversified portfolio.

Passive Management Risk—Unlike many investment companies, the Fund is not “actively” managed. Therefore, it would not necessarily sell a security because the security’s issuer was in financial trouble or defaulted on its obligations under the security, or whose credit rating was downgraded, unless that security is removed from the Index. In addition, the Fund will not otherwise take defensive positions in declining markets unless such positions are reflected in the Index.

Regulatory and Legal Risk—U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations and legislators may pass new laws that affect the investments held by the Fund, the strategies used by the Fund or the level of regulation or taxation applying to the Fund. These may impact the investment strategies, performance, costs and operations of the Fund or taxation of shareholders.

REIT Risk—In addition to the risks pertaining to real estate investments more generally, REITs are subject to additional risks. The value of a REIT can depend on the structure of and cash flow generated by the REIT. REITs whose investments are concentrated in a limited number or type of properties, investments or narrow geographic area are subject to the risks affecting those properties or areas to a greater extent than a REIT with less concentrated investments. REITs are also subject to certain requirements under federal tax law. In addition, REITs may have expenses, including advisory and administration expenses, and the Fund and its shareholders will incur its pro rata share of the underlying expenses.

Small- and Mid-Capitalization Securities Risk—The Fund is subject to the risk that small- and mid-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Securities of small- and mid-capitalization companies may be more speculative, volatile and less liquid than securities of large companies. Small- and mid-capitalization companies tend to have inexperienced management as well as limited product and market diversification and financial resources, and may be more vulnerable to adverse developments than large capitalization companies.

Tracking Error Risk—The performance of the Fund may diverge from that of the Index for a number of reasons, including operating expenses, transaction costs, cash flows and operational inefficiencies. The Fund’s return also may diverge from the return of the Index because the Fund bears the costs and risks associated with buying and selling securities (especially when rebalancing the Fund’s securities holdings to reflect changes in the Index) while such costs and risks are not factored into the return of the Index. Transaction costs, including brokerage costs, will decrease the Fund’s NAV to the extent not offset by the transaction fee payable by an Authorized Participant. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Index. In addition, the Fund may use a representative sampling approach, which may cause the Fund's returns to not be as well correlated with the return of the Index

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as would be the case if the Fund purchased all of the securities in the Index in the proportions represented in the Index. Errors in the Index data, the Index computations and/or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. In addition, the Fund may be unable to invest in certain securities included in the Index, or invest in them in the exact proportions in which they are represented in the Index, due to legal restrictions or limitations imposed by the governments of certain countries, a lack of liquidity on stock exchanges in which such securities trade, potential adverse tax consequences or other regulatory reasons. To the extent the Fund calculates its NAV based on fair value prices and the value of the Index is based on the securities’ closing prices (i.e., the value of the Index is not based on fair value prices), the Fund’s ability to track the Index may be adversely affected. For tax efficiency purposes, the Fund may sell certain securities, and such sale may cause the Fund to realize a loss and, thus, the Fund's performance to deviate from the performance of the Index. In light of the factors discussed above, the Fund’s return may deviate significantly from the return of the Index.

PERFORMANCE INFORMATION
The following chart and table provide some indication of the risks of investing in the Fund by showing the Fund’s performance from year to year and average annual returns for the one and five year and since inception periods compared to those of the Index and broad measures of market performance. The Fund’s performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated Fund performance information is available at guggenheiminvestments.com.

Effective May 20, 2016, changes were made to the Fund's investment objective. Prior to May 20, 2016, the Fund sought investment results that correspond generally to the performance, before the Fund's fees and expenses, of the Beacon Global Timber Index. Thus, performance prior to that date reflects the Fund's prior investment objective.

Calendar Year Total Returns as of 12/31

The Fund’s year-to-date total return was 14.72% as of June 30, 2017.

Highest Quarter Return Q2 2009 44.84%	Lowest Quarter Return Q4 2008 -26.14%

Average Annual Total Returns (for the periods ended December 31, 2016)

After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Actual after-tax returns depend on an investor's

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tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs).

	1 year	5 years	Since Inception (11/9/2007)
Returns Before Taxes	7.11%	10.41%	1.98%
Returns After Taxes on Distributions	6.17%	9.58%	1.21%
Returns After Taxes on Distributions and Sale of Fund Shares	4.03%	7.87%	1.16%
S&P Global Timber & Forestry Index (reflects no deduction for fees, expenses or taxes)	13.83%	10.07%	0.95%
MSCI World Index (reflects no deduction for fees, expenses or taxes)	7.51%	10.41%	3.00%
STOXX Europe Total Market Forestry & Paper Index (reflects no deduction for fees, expenses or taxes)	17.96%	20.25%	4.05%

MANAGEMENT OF THE FUND
Guggenheim Funds Investment Advisors, LLC serves as the investment adviser of the Fund. The portfolio managers who are currently responsible for the day-to-day management of the Fund’s portfolio are Michael P. Byrum, CFA, Senior Managing Director and Portfolio Manager, James R. King, CFA, Managing Director and Portfolio Manager, and Cindy Gao, ETF Analyst. Messrs. Byrum and King have managed the Fund’s portfolio since December 2013. Ms. Gao has managed the Fund's portfolio since January 2014.

PURCHASE AND SALE OF FUND SHARES
The Fund will issue and redeem Shares at NAV only in a large specified number of Shares called a “Creation Unit” or multiples thereof and with certain large institutional investors. A Creation Unit consists of 50,000 Shares. Creation Unit transactions are principally conducted in exchange for the deposit or delivery of securities specified by the Fund. Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund. Individual Shares may only be purchased and sold in secondary market transactions through brokers and may not be purchased or redeemed directly with the Fund. Shares are listed for trading on the NYSE Arca and, because Shares trade at market prices rather than NAV, Shares may trade at a price greater than (premium) or less than (discount) NAV.

TAX INFORMATION
The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase Shares through a broker-dealer or other financial intermediary, the Investment Adviser or other related companies may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Additional Information Regarding Investment Objectives and Strategies

The Board may change a Fund's investment objective and strategies at any time without shareholder approval. A Fund will provide written notice to shareholders prior to, or concurrent with, any such change as required by applicable law. In addition to the circumstances that may be described in the Fund summary sections, should a Fund with a name suggesting a specific type of investment or industry change its policy of investing at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in the type of investment or industry suggested by its name, the Fund will provide shareholders at least 60 days‘ notice prior to making the change. As with any investment, there can be no guarantee a Fund will achieve its investment objective.

The Funds’ investment policies, limitations and other guidelines typically apply at the time an investment is made. As a result, a Fund generally may continue to hold positions that met a particular investment policy or limitation at the time the investment was made but subsequently do not meet the investment policy or limitation.

The Funds are subject to certain investment policy limitations referred to as “fundamental policies.” The full text of each Fund’s fundamental policies is included in the Statement of Additional Information ("SAI").

Guggenheim Investments announced on September 28, 2017, that it has entered into a definitive agreement to sell its exchange-traded funds business to Invesco, a leading global investment management company. As a result, the Investment Adviser expects to propose to the Board that it approve a reorganization of each Fund into a newly organized exchange-traded fund advised by an affiliate of Invesco. If approved by the Board, the reorganization of each Fund would be submitted to the shareholders of the respective Fund for their approval.

INDEX METHODOLOGY

S&P/TSX High Income Energy Index

The Index selection methodology is designed to provide exposure to high yielding Canadian securities in the energy sector that meet size and liquidity requirements. Securities must be part of the S&P/TSX composite Index (the “Composite”), which is designed to provide a broad market measure of the Canadian equity markets. The Composite includes common stocks and income trust units listed on the TSX and are companies that are Canadian incorporated (established in the case of income trusts, or formed in the case of limited partnerships) under Canadian federal, provincial or territorial jurisdictions. Liquidity is measured by float turnover (total number of shares traded in Canadian markets in the previous 12 months divided by float eligible shares outstanding at the end of the period. Securities that are ineligible for inclusion in the Composite include securities issued by mutual funds, preferred shares, exchangeable shares, warrants, installment receipts and securities which are “paper-clipped” (securities which are combinations of equity and debt and can be separated by investors) or “stapled” (combinations of securities which trade together and cannot be separated by investors). Only common stocks and Canadian royalty trusts included in the Composite are eligible for inclusion in the Index.

AlphaShares China Real Estate Index

The Index was created by AlphaShares and is designed to measure and monitor the performance of publicly issued common equity securities of publicly-traded companies and REITs which are open to foreign ownership and derive a majority of their revenues from real estate development, management and/or ownership of property in China or the Special Administrative Regions of China such as Hong Kong and Macau. Proprietary and third-party financial and economic information and research are utilized to: (1) identify potential Index constituents and verify that such companies derive a majority of their revenue from property in China or the Special Administrative Regions of China; and (2) calculate the number of shares of each potential Index constituent outstanding, adjusted for free-float, for usage in the modified float-adjusted market capitalization weighting methodology. To ensure adequate liquidity, constituents must have a market capitalization of $500 million or greater for initial inclusion in the Index. A market capitalization of $250 million or greater is required for ongoing inclusion in the Index. The Index is maintained by Standard & Poor’s (the “Index Administrator”), and is rebalanced and reconstituted annually. The AlphaShares Index Committee will meet annually in October to review the Index methodology. Any changes to the methodology will be communicated to the Index Administrator the next business day and will be publicly disclosed at least 10 business days prior to implementation of the change.

PROSPECTUS | 47

AlphaShares China Small Cap Index

The Index was created by AlphaShares and is designed to measure and monitor the performance of publicly-traded mainland China-based small capitalization companies. AlphaShares utilizes proprietary and third-party information and research to: (1) identify potential Index constituents; and (2) calculate the number of shares of each potential Index constituent outstanding, adjusted for free-float, for usage in the Index Provider’s modified float-adjusted market capitalization weighting methodology. To ensure adequate liquidity, constituents must have a float-adjusted market capitalization maximum of $1.5 billion and a minimum of $200 million for initial inclusion in the Index. A float-adjusted capitalization of less than $1.75 billion and greater than $150 million are required for ongoing inclusion in the Index.

The Index is maintained by the Index Administrator, and is rebalanced and reconstituted annually. The AlphaShares Index Committee will meet annually in October to review the Index methodology. Any changes to the methodology will be communicated to the Index Administrator the next business day and will be publicly disclosed at least 10 days prior to the implementation of the change. Initial public offerings (“IPOs”) that meet all the eligibility criteria and fall within the top twenty stocks by capitalization of the Index will be added at the end of each calendar quarter, on the last business day of the quarter. Any addition will be funded on a pro-rata basis from the remainder of the Index, net of any deletions. A security will be deleted from the Index immediately due to bankruptcy, acquisition or merger of the company by or into another company, spin-offs, tender offers or other similar corporate actions. In the case of such deletions, no replacement will be made until the annual rebalance. Any proceeds resulting from deletions will be invested on a pro-rata basis over the remainder of the Index, net of any additions.

BNY Mellon New Frontier Index

The Index tracks the performance of companies in Frontier Markets. The Frontier Market countries are Argentina, Bahrain, Bangladesh, Bulgaria, Croatia, Cyprus, Jordan, Kazakhstan, Kenya, Kuwait, Latvia, Lithuania, Nigeria, Oman, Pakistan, Panama, Romania, Sri Lanka, Tunisia, Ukraine, Vietnam and Zambia. The universe of potential constituents includes all liquid ADRs, GDRs and ordinary shares which meet certain criteria with respect to trading volume, market capitalization and price. As of August 31, 2017, the Index’s constituent countries were represented (in approximate market weights) in the Index as follows: Argentina, 14.24%; Cyprus, 4.62%; Kazakhstan, 6.79%; Kenya, 8.94%; Kuwait, 16.01%; Morocco, 9.64%; Nigeria, 4.76%; Oman, 1.98%; Pakistan, 8.83%; Panama, 5.71%; Romania, 8.69%; and Vietnam, 9.78%.

Zacks International Multi-Asset Income Index

The Index selection methodology is designed to identify companies with potentially high income and superior risk-return profiles as determined by Zacks. The Index is designed to select a diversified group of stocks with the potential to yield and outperform the MSCI EAFE Index and other benchmark indices on a risk adjusted basis.

The Index constituent selection methodology utilizes multi-factor proprietary selection rules to identify those stocks that offer the greatest potential from a yield and risk/return perspective. The approach is specifically designed to enhance investment applications and investability.

Dow Jones Global Shipping IndexSM

The Dow Jones Global Shipping IndexSM measures the stock performance of high dividend-paying companies in the shipping industry. The Index universe includes all equity securities in the Dow Jones Indexes database that are involved in the shipping industry globally that primarily transport goods and materials. Companies solely involved in shipping passengers are excluded from the Index.

MSCI ACWI IMI Timber Select Capped Index

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The Index is designed to measure the performance of global equity securities of companies that are engaged in the ownership and management of forests and timberlands and produce finished products that use timber as a raw material. These companies include companies that produce forest products, paper products and paper packaging products, and REITs that own and/or manage timberland. Index constituents must be constituents of the MSCI ACWI Investable Market Index, a rules-based index that measures equity market performance of developed and emerging markets. The Index is rebalanced and reconstituted quarterly.

Index Construction

S&P/TSX High Income Energy Index

1.	Canadian Energy Exposure. Securities must be classified as part of the GICS Energy Sector.

2.	Market Capitalization. Securities must have float adjusted market capitalization of $150 million (Canadian dollars) and above as of the reference date.

3.	Liquidity. Securities must have three-month average daily value traded of $1 million (Canadian dollars) or higher as of the reference date.

4.
Dividend Yield. At each rebalance, the indicated annual 12-month dividend yield of each security is computed. Securities which meet the prior criteria and have yields higher than 2% from the Index. Current constituents will not be dropped from the Index unless the indicated dividend yield drops below 1.5%.

5.
Target Weights. The Index is weighted by float adjusted market capitalization subject to a maximum of weight of 5% for each stock. The caps are established at the quarterly rebalancing and are not revised until the next quarterly rebalancing.

6.
Rebalancing. Additions are done at each quarterly rebalancing, consistent with the rebalancing of the Composite. Securities are deleted either at the quarterly rebalancing or if a stock is removed from the Composite between rebalancings, it is removed from the Index at the same time. The Index is rebalanced on a quarterly basis. Changes are effective after the close of the third Friday following applicable reference date. The reference dates are the last trading day of March, June, September, and December. All index adjustments and corporate action treatments correspond to actions taken regarding the applicable securities in the Composite.

AlphaShares China Real Estate Index

1.
China Real Estate Exposure. To be considered for inclusion in the Index, a company must derive a majority of its revenues from real estate development, management and/or ownership of property in mainland China or the Special Administrative Regions of China such as Hong Kong and Macau. These companies include a) Hong Kong-based real estate management companies and REITs and b) mainland China-based real estate management companies and REITs.

2.	Investability. To ensure adequate investability, only shares open to foreign ownership that meet the criteria below are eligible for inclusion:
a.   China A-Shares are not eligible.
b.   China B-Shares are not eligible.
c.   Hong Kong listed securities including China H-Shares and Red Chips are eligible.
d.   N-Shares trading in New York and their equivalents trading in other foreign markets are eligible.

3.
Equity Securities. Only publicly issued common equity securities, including REITs, are eligible for inclusion in the Index. Debt or quasi-debt securities, such as convertible securities, are not eligible for inclusion.

4.
Depositary Receipts. ADRs, ADSs, GDRs and IDRs are eligible for inclusion in the Index if they meet the other eligibility criteria set forth in this section. The Index will not include different depositary receipts (or a depositary receipt and the underlying stock) of the same issuer.

PROSPECTUS | 49

5.
Market Capitalization. The Index will include equity securities of companies of all categories of market capitalizations, subject to the following requirements: To ensure adequate liquidity, constituents must have a market capitalization of $500 million or greater for initial inclusion in the Index. A market capitalization of $250 million or greater is required for ongoing inclusion in the Index.

6.
Target Weights. The Index uses a modified float-adjusted market capitalization weighting methodology to weight individual positions. The weight of any one position cannot be greater than 5.0% of the Index at the time of each rebalance.

7.
Rebalancing. Except in unusual circumstances (including, but not limited to, tender offers, mergers, spin-offs, or the acquisition or bankruptcy of the company or similar corporate actions), the Index is rebalanced and reconstituted annually. The AlphaShares Index Committee will meet annually in October to review the Index methodology. Any changes to the methodology will be communicated to the Index Administrator the next business day and will be publicly disclosed at least 10 days prior to the implementation of the change. IPOs that meet all the eligibility criteria and fall within the top twenty stocks by capitalization of the Index will be added at the end of each calendar quarter, on the third Friday of the final month of the quarter. A security will be deleted from the Index immediately due to bankruptcy, acquisition, delisting or merger of the company by or into another company, spin-offs, tender offers or other similar corporate actions. At each quarter end, any security which has been continuously suspended or halted since the prior quarter will be deleted from the Index at zero value. In the case of such deletions, including any relisting of suspended securities, no replacements will be made until the annual rebalance. Any proceeds resulting from the deletions will be invested on a pro-rata basis over the remainder of the Index, net of any additions.

AlphaShares China Small Cap Index
To be considered for inclusion in the Index, the following criteria must be met:

1.
Chinese Companies. Only mainland China-based companies are eligible for inclusion in the Index. For purposes of the Index, companies are considered to be based in mainland China if they are so classified under the S&P BMI Country Code classification system. This system determines a company’s country of domicile by considering a number of criteria, including:

a.   the headquarters of a company,
b.   its registration or incorporation,
c.   primary stock listing,
d.   geographic source of revenue,
e.   location of fixed assets
f.   operations and
g.  the residence of senior officers.

2.
Market Capitalization. A float-adjusted capitalization maximum of $1.5 billion and a minimum of $200 million are used for initial portfolio construction and eligibility. A float-adjusted capitalization of less than $1.75 billion and greater than $150 million are required for ongoing inclusion in the Index.

3.
Investability. Only shares open to foreign ownership are included in the Index. These include all Hong Kong listed securities including China H-Shares and Red Chips, and N-Shares trading in New York and their equivalents trading in other foreign markets. China A-Shares and China B-Shares are not eligible for inclusion in the Index.

4.	Equity Securities. Only publicly issued common equity securities are eligible for inclusion in the Index. Debt or quasi-debt securities, such as convertible securities, are not eligible for inclusion.

5.
Depositary Receipts. ADRs, ADSs, GDRs and IDRs are eligible for inclusion in the Index if they meet the other eligibility criteria set forth in this section. The Index will not include different depositary receipts (or a depositary receipt and the underlying stock) of the same issuer.

6.
Target Weights. The Index uses a modified float-adjusted market capitalization weighting methodology to weight individual positions. The weight of any one GICS sector is limited to 35% of the Index at the time of each rebalance. The weight of any one position cannot be greater than 5.0% of the Index at the time of each rebalance.

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7.
Rebalancing. Except in unusual circumstances (including, but not limited to, tender offers, mergers, spin-offs, or the acquisition or bankruptcy of the company or similar corporate actions), the Index is rebalanced and reconstituted annually. The AlphaShares Index Committee will meet annually in October to review the Index methodology. Any changes to the methodology will be communicated to the Index Administrator the next business day and will be publicly disclosed at least 10 days prior to the implementation of the change. IPOs that meet all the eligibility criteria and fall within the top twenty stocks by capitalization of the Index will be added at the end of each calendar quarter, on the third Friday of the final month of the quarter. A security will be deleted from the Index immediately due to bankruptcy, acquisition, delisting or merger of the company by or into another company, spin-offs, tender offers or other similar corporate actions. At each quarter end, any security which has been continuously suspended or halted since the prior quarter will be deleted from the Index at zero value. In the case of such deletions, including any relisting of suspended securities, no replacements will be made until the annual rebalance. Any proceeds resulting from the deletions will be invested on a pro-rata basis over the remainder of the Index, net of any additions.

BNY Mellon New Frontier Index

1.
The Index consists of all ADRs, GDRs and local securities of companies from Argentina, Bahrain, Bangladesh, Bulgaria, Croatia, Cyprus, Jordan, Kazakhstan, Kenya, Kuwait, Latvia, Lithuania, Morocco, Nigeria, Oman, Pakistan, Panama, Romania, Sri Lanka, Tunisia, Vietnam and Zambia that meet the following criteria:

•
Minimum 10 days traded in each month for the previous 3 months and average daily volume greater than or equal to $500,000. The inclusion of an ADR or GDR in the Index based on local share liquidity will be determined on a case-by-case basis and the local share volume must pass the same minimum requirements as the ADR or GDR.

•	Free-float adjusted market capitalization greater than or equal to $250 million.

•	To improve the investability of the Index and avoid adverse tax consequences for investors, passive foreign investment companies are excluded based on the best information available.

2.
The Index’s administrator, subject to periodic review by a policy steering committee known as the BNY Mellon ADR Index Committee, performs a quarterly review of the Index methodology. Any changes to the methodology will be publicly disclosed prior to implementation of the change.

3.
The Index is weighted based on a modified capitalization method, using a formula based upon the aggregate of prices times share quantities. The aggregate weight of all components within each country will be capped at 10% of the total Index weight with the exception of Argentina, Kuwait and Nigeria, which will be capped at 15%. The number of shares used in the Index calculation generally represents the entire class(es) or series of shares, adjusted for free-float, that trade in the local market and also trade in the form of depositary receipts in the United States and the United Kingdom, New York Shares, Global Registered Shares, or ordinary shares. Adjustments are made to ensure that no single security exceeds 10% of the Index and, with respect to the bottom 40% of the Index weight, that no single security represents more than 4.5% of the Index.

4.	The Index is adjusted for changes in shares and float that may affect the weighting of constituents generally on a quarterly basis.

Zacks International Multi-Asset Income Index

1.
Potential Index constituents include all non-U.S. listed equities that pay dividends and are compliant with U.S. generally accepted accounting principles and are listed in a developed market, as well as Canadian royalty trusts, ADRs of emerging market companies and U.S. listed closed-end funds that invest in international companies.

2.
The Index is comprised of the 150 highest-ranking securities chosen using a rules-based quantitative ranking methodology proprietary to Zacks. 60% of the Index will consist of dividend-paying developed market common stocks, 20% of the Index will consist of dividend-paying ADRs and exposure to each other category of investments is limited to 10%. The constituent selection methodology was developed by Zacks as an effective, quantitative approach to identifying those companies that offer the greatest yield potential.

3.	The 150 constituents are chosen and are weighted based on a proprietary method developed by Zacks within each investment type.

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4.	The constituent selection process as well as the ranking, reconstitution, and rebalancing of the Index is repeated semi-annually.

Dow Jones Global Shipping IndexSM
To be considered for inclusion in the Index, companies in the Index universe must pass the following screens:

•	Stocks must have a minimum float-adjusted market capitalization of $150 million and minimum three-month average daily trading volume of $2 million.

•	Stocks are ranked from highest to lowest according to their most recent distribution, which is annualized and divided by the current share price.
The 25 highest-ranked stocks are selected for the Index, subject to the following buffers that aim to limit Index turnover by favoring current components:

•	Any component stock ranked 30 or lower is replaced by the highest ranked noncomponent.

•	Any noncomponent stock ranked 20 or higher replaces the lowest ranked current Index component.
The Index is weighted by float-adjusted market capitalization. The weights of individual components are capped at 20%. Additionally, the aggregate weight of components with individual weightings of 4.5% or more is restricted to 45%.

The Index composition is reconstituted and rebalanced annually in June. The Index is reviewed on an ongoing basis for unusual events such as delistings, bankruptcies, mergers and takeovers. Changes to Index composition and related weight adjustments are made as soon as they are effective. These changes are typically announced two business days prior to the implementation date. Selection lists are provided monthly based on end-of-month data.

MSCI ACWI IMI Timber Select Capped Index

Index constituents must be constituent securities of the MSCI ACWI Investable Market Index.

1.
Eligible securities must be classified as one of the following Global Industry Classification Standard ("GICS®") sub-industries: Forest Products, Paper Products, Paper Packaging and Specialized REITs classified as "Timber" REITs.

2.	All securities selected for inclusion in the Index are included at their free-float market capitalization adjusted weight, subject to a maximum weight of 5% for any single stock.

3.
The Index is rebalanced and reconstituted quarterly in February, May, August and November. During each rebalancing and reconstitution, existing constituents of the Index that are deleted from the MSCI ACWI Investable Market Index will be deleted from the Index and companies that are added to the MSCI ACWI Investable Market Index that meet the eligibility requirements of the Index will be added to the Index.

Non-Principal Investment Strategies

As non-principal investment strategies, each Fund may invest up to 10% (20% with respect to the Guggenheim Frontier Markets ETF and Guggenheim Canadian Energy Income ETF) of its total assets in securities not included in its respective Index, including repurchase agreements or money market funds, convertible securities, structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors, such as the movement of a particular stock or bond or index comprised of either), participation notes, forward foreign currency exchange contracts and in swaps, options and futures contracts. Swaps, options and futures contracts (and convertible securities, structured notes and participation notes) may be used by each Fund in seeking performance that corresponds generally to its respective Index (whether by gaining exposure to the Index as a whole or to certain specific Index components in lieu of the Fund holding such Index components directly), and in managing cash flows, but will not be used for hedging purposes. The Investment Adviser anticipates that it may take approximately five business days (i.e., each day the NYSE Arca is open) for additions and deletions to each Fund’s Index to be reflected in the portfolio composition of the Fund.

Each Fund may borrow money from a bank up to a limit of 10% of the value of its assets, but only for temporary or emergency purposes.

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Each Fund may lend its portfolio securities to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. In connection with such loans, each Fund receives liquid collateral equal to at least the value of the portfolio securities being lent. This collateral is marked to market on a daily basis. Each Fund may lend its portfolio securities in an amount up to 33 1/3 % of its total assets. Securities lending is not a principal investment strategy of the Funds.

Descriptions of Risks

An investment or type of security specifically identified in the prospectus generally reflects a principal investment. The Funds also may invest in or use certain other types of investments, subject to applicable regulatory requirements, and investing techniques that are described in the SAI. An investment or type of security only identified in the SAI typically is treated as a non-principal investment. Additional information on the principal risks and certain non-principal risks of the Funds is described below. Not all of the risks are principal risks for each Fund. The fact that a particular risk was not indicated as a principal risk for a Fund does not mean that the Fund is prohibited from investing its assets in securities that give rise to that risk. It simply means that the risk is not a principal risk for that Fund. Although the Funds will not generally trade for short-term profits, circumstances (e.g., a rebalancing of a Fund's Index) may warrant a sale without regard to the length of time a security was held. A high turnover rate may increase transaction costs, which decreases the value of investments and may result in additional taxable gains for Shares held through a taxable account.

In addition, investors should note that the Fund reserves the right to cease operations and liquidate at any time without shareholder approval or to merge or reorganize itself without shareholder approval unless otherwise required by applicable law.

Asset Class Risk—The securities in a Fund’s portfolio may underperform the returns of other securities or indices that track other industries, markets, asset classes or sectors. Different types of securities and indices tend to go through different performance cycles than the general securities market.

Basic Materials Sector Risk (Guggenheim MSCI Global Timber ETF only)—Companies in the basic materials sector could be adversely affected by commodity price volatility, exchange rates, import controls and increased competition. Production of industrial materials often exceeds demand as a result of overbuilding or economic downturns, leading to poor investment returns. Companies in the basic materials sector are at risk for environmental damage and product liability claims. Companies in the basic materials sector may also be adversely affected by, among other factors, depletion of resources, technical progress, labor relations, and government regulations.

Canadian Risk (Guggenheim Canadian Energy Income ETF and Guggenheim International Multi-Asset Income ETF only)—As a Fund invests significantly in common stocks and Canadian royalty trusts listed on the TSX, a Fund is particularly vulnerable to the following risks:

Commodity Exposure Risk—The Canadian economy is very dependent on the demand for, and supply and price of, natural resources. The Canadian market is relatively concentrated in issuers involved in the production and distribution of natural resources. There is a risk that any changes in these sectors could have an adverse impact on the Canadian economy.

Reliance on Exports Risk—The Canadian economy is dependent on the economies of the United States as a key trading partner. Reduction in spending on Canadian products and services or changes in the U.S. economy or in trade agreements may cause an impact in the Canadian economy.

U.S. Economic Risk—The Canadian economy may be significantly affected by the U.S. economy, given that the United States is Canada’s largest trading partner and foreign investor. Since the implementation of the North American Free Trade Agreement (NAFTA) in 1994, total two-way merchandise trade between the United States and Canada has more than doubled. To further this relationship, all three NAFTA countries entered into The Security and Prosperity Partnership of North America in March 2005, which addressed economic and security related issues. The new agreement may further affect Canada’s dependency on the U.S. economy.

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Structural Risk (Political Risk)—In addition, past periodic demands by the Province of Quebec for sovereignty have significantly affected equity valuations and foreign currency movements in the Canadian market.

Canadian Royalty Trust Risk (Guggenheim Canadian Energy Income ETF and Guggenheim International Multi-Asset Income ETF only)—As a Fund invests in Canadian royalty trusts, it is subject to the following risks applicable to Canadian royalty trusts:

Lack of Diversification—The royalty trusts in which a Fund invests are heavily invested in oil and gas.

Potential Sacrifice of Growth—Potential growth may be sacrificed because revenue is passed on to a royalty trust’s unit holders (such as a Fund), rather than reinvested in the business.

No Guarantees—Royalty trusts generally do not guarantee minimum distributions or even return of capital. If the assets underlying a royalty trust do not perform as expected, the royalty trust may reduce or even eliminate distributions. The declaration of such distributions generally depends upon various factors, including the operating performance and financial condition of the royalty trust and general economic conditions.

Potential for Tax Recharacterization or Changes—Under amendments to the Income Tax Act (Canada) passed in 2007 (the “SIFT Rules”), certain trusts (defined as “SIFT trusts”) are taxable on certain income and gains on a basis similar to that which applies to a corporation, with the result that tax efficiencies formerly available in respect of an investment in the trust may cease to be available. A royalty trust may be a SIFT trust. In addition, as a result of the SIFT Rules, some trusts may undertake reorganization transactions, the costs of which may affect the return earned on an investment in the trust. After any such conversion, tax efficiencies that were formerly available in respect of an investment in the trust may cease to be available. Accordingly, the SIFT Rules have had and may continue to have an effect on the trading price of investments in royalty trusts, and consequently could impact the value of Shares of a Fund.

China Investment Risk (Guggenheim China Real Estate ETF and Guggenheim China Small Cap ETF only)—Investing in securities of Chinese companies involves additional risks, including, but not limited to: the economy of China differs, often unfavorably, from the U.S. economy in such respects as structure, general development, government involvement, wealth distribution, rate of inflation, growth rate, allocation of resources and capital reinvestment, among others; the central government has historically exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or state ownership; actions of the Chinese central and local government authorities continue to have a substantial effect on economic conditions in China (including both direct and indirect market stabilization efforts, which may affect valuations of Chinese issuers); and both interim and permanent market regulations may affect the ability of certain stockholders to sell Chinese securities when it would otherwise be advisable. In addition, the Chinese government has from time to time taken actions that influence the prices at which certain goods may be sold, encourage companies to invest or concentrate in particular industries, induce mergers between companies in certain industries and induce private companies to publicly offer their securities to increase or continue the rate of economic growth, control the rate of inflation or otherwise regulate economic expansion. It may do so in the future as well, potentially having a significant adverse effect on economic conditions in China, the economic prospects for, and the market prices and liquidity of, the securities of Chinese companies and the payments of dividends and interest by Chinese companies.

Political and Economic Risk—The Chinese economy, which has been in a state of transition from a planned economy to a more market oriented economy, differs from the economies of most developed countries in many respects, including the level of government involvement, its state of development, its growth rate, control of foreign exchange, and allocation of resources. Although the majority of productive assets in China are still owned by the Chinese government at various levels, in recent years, the Chinese government has implemented economic reform measures emphasizing utilization of market forces in the development of the Chinese economy and a high level of management autonomy. The Chinese economy has experienced significant growth in the past 30 years, but growth has been uneven both geographically and among various sectors of the economy. Economic growth has also been accompanied by periods of high inflation. The Chinese government has implemented various measures from time to time to control inflation and restrain the rate of economic growth.

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For more than 30 years, the Chinese government has carried out economic reforms to achieve decentralization and utilization of market forces to develop the Chinese economy. These reforms have resulted in significant economic growth and social progress. However, there can be no assurance that the Chinese government will continue to pursue such economic policies or that such policies, if pursued, will be successful. Any adjustment and modification of those economic policies may have an adverse impact on the securities market in Chinese as well as the constituent securities of the Underlying Index. Further, the Chinese government may from time to time adopt corrective measures to control the growth of the Chinese economy which may also have an adverse impact on the capital growth and performance of the Funds.

Political changes, social instability and adverse diplomatic developments in China could result in the imposition of additional government restrictions including expropriation of assets, confiscatory taxes or nationalization of some or all of the property held by the issuers in the Underlying Index. The laws, regulations, government policies and political and economic climate in China may change with little or no advance notice. Any such change could adversely affect market conditions and the performance of the Chinese economy and, thus, the value of securities in a Fund’s portfolio.

The Chinese government continues to be an active participant in many economic sectors through ownership positions and regulation. The allocation of resources in China is subject to a high level of government control. The Chinese government strictly regulates the payment of foreign currency denominated obligations and sets monetary policy. Through its policies, the government may provide preferential treatment to particular industries or companies. The policies set by the government could have a substantial effect on the Chinese economy and a Fund’s investments.

The Chinese economy is export-driven and highly reliant on trade. The performance of the Chinese economy may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Adverse changes to the economic conditions of its primary trading partners, such as the EU, the United States, Hong Kong, the Association of South East Asian Nations, and Japan, would adversely affect the Chinese economy and a Fund’s investments.

In addition, as much of China’s growth over the past two decades has been a result of significant investment in substantial export trade, international trade tensions may arise from time to time which can result in trade tariffs, embargoes, trade limitations, trade wars and other negative consequences. These consequences may trigger a significant reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China’s export industry with a potentially severe negative impact to a Fund. Events such as these are difficult to predict and may or may not occur in the future.

China has been transitioning to a market economy since the late seventies, and has only recently opened up to foreign investment and permitted private economic activity. Under the economic reforms implemented by the Chinese government, the Chinese economy has experienced tremendous growth, developing into one of the largest and fastest growing economies in the world. There is no assurance, however, that the Chinese government will not revert to the economic policy of central planning that it implemented prior to 1978 or that such growth will be sustained in the future. Moreover, the current major slowdown in other significant economies of the world, such as the United States, the EU and certain Asian countries, may adversely affect economic growth in China. An economic downturn in China would adversely impact a Fund’s investments.

Inflation—Economic growth in China has historically been accompanied by periods of high inflation. Beginning in 2004, the Chinese government commenced the implementation of various measures to control inflation, which included the tightening of the money supply, the raising of interest rates and more stringent control over certain industries. If these measures are not successful, and if inflation were to steadily increase, the performance of the Chinese economy and a Fund’s investments could be adversely affected.

Nationalization and Expropriation—After the formation of the Chinese socialist state in 1949, the Chinese government renounced various debt obligations and nationalized private assets without providing any

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form of compensation. There can be no assurance that the Chinese government will not take similar actions in the future. Accordingly, an investment in a Fund involves a risk of a total loss.

Hong Kong Policy—As part of Hong Kong’s transition from British to Chinese sovereignty in 1997, China agreed to allow Hong Kong to maintain a high degree of autonomy with regard to its political, legal and economic systems for a period of at least 50 years. China controls matters that relate to defense and foreign affairs. Under the agreement, China does not tax Hong Kong, does not limit the exchange of the Hong Kong dollar for foreign currencies and does not place restrictions on free trade in Hong Kong. However, there is no guarantee that China will continue to honor the agreement, and China may change its policies regarding Hong Kong at any time. Any such change could adversely affect market conditions and the performance of the Chinese economy and, thus, the value of securities in a Fund’s portfolio.

Chinese Securities Markets—The securities markets in China have a limited operating history and are not as developed as those in the United States. The markets tend to be smaller in size, have less liquidity and historically have had greater volatility than markets in the United States and some other countries. In addition, under normal market conditions, there is less regulation and monitoring of Chinese securities markets and the activities of investors, brokers and other participants than in the United States. Accordingly, issuers of securities in China are not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, tender offer regulation, stockholder proxy requirements and the requirements mandating timely disclosure of information. During periods of significant market volatility, the Chinese government has, from time to time, intervened in its domestic securities markets to a greater degree than would be typical in more developed markets. Stock markets in China are in the process of change and further development. This may lead to trading volatility, difficulty in the settlement and recording of transactions and difficulty in interpreting and applying the relevant regulations.

Available Disclosure About Chinese Companies—Disclosure and regulatory standards in emerging market countries, such as China, are in many respects less stringent than U.S. standards. There is substantially less publicly available information about Chinese issuers than there is about U.S. issuers. Therefore, disclosure of certain material information may not be made, and less information may be available to a Fund and other investors than would be the case if a Fund’s investments were restricted to securities of U.S. issuers. Chinese issuers are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of a Chinese issuer may not reflect its financial position or results of operations in the way they would be reflected had such financial statements been prepared in accordance with U.S. Generally Accepted Accounting Principles.

Chinese Corporate and Securities Law—Legal principles relating to corporate affairs and the validity of corporate procedures, directors’ fiduciary duties and liabilities and stockholders’ rights often differ from those that may apply in the United States and other countries. Chinese laws providing protection to investors, such as laws regarding the fiduciary duties of officers and directors, are undeveloped and will not provide investors, such as the Funds, with protection in all situations where protection would be provided by comparable law in the United States. China lacks a national set of laws that address all issues that may arise with regard to a foreign investor such as the Funds. It may therefore be difficult for a Fund to enforce its rights as an investor under Chinese corporate and securities laws, and it may be difficult or impossible for a Fund to obtain a judgment in court. Moreover, as Chinese corporate and securities laws continue to develop, these developments may adversely affect foreign investors, such as the Funds.

Sanctions and Embargoes—From time to time, certain of the companies in which a Fund expects to invest may operate in, or have dealings with, countries subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or countries identified by the U.S. government as state sponsors of terrorism. A company may suffer damage to its reputation if it is identified as a company which operates in, or has dealings with, countries subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or countries identified by the U.S. government as state sponsors of terrorism. As an investor in such companies, a Fund will be indirectly subject to those risks.

Concentration Risk—If a Fund’s Index concentrates in an industry or group of industries, a Fund’s investments will be concentrated accordingly. In such event, the value of a Fund’s Shares may rise and fall more than the value of

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shares of a fund that invests in securities of companies in a broader range of industries and a Fund's performance will be particularly susceptible to adverse events impacting such industry.

Depositary Receipt Risk—A Fund may hold the equity securities of non-U.S. companies in the form of one or more of the following types of depositary receipts: ADRs, ADSs, GDRs and IDRs. ADRs are negotiable certificates issued by a U.S. financial institution that represent a specified number of shares in a foreign stock and trade on a U.S. national securities exchange, such as the New York Stock Exchange. Holders of certain depositary receipts may have limited voting rights and may not have the same rights typically afforded to shareholders in the event of a corporate action and may experience difficulty in receiving company stockholder communications. A Fund will primarily invest in sponsored ADRs, which are issued with the support of the issuer of the foreign stock underlying the ADRs and carry all of the rights of common shares, including voting rights. ADSs are U.S. dollar-denominated equity shares of a foreign-based company available for purchase on a U.S. national securities exchange. GDRs or IDRs are similar to ADRs, but may be issued in bearer form and are typically offered for sale globally and held by a foreign branch of an international bank. The underlying securities of the depositary receipts in a Fund’s portfolio are usually denominated or quoted in currencies other than the U.S. Dollar. As a result, changes in foreign currency exchange rates may affect the value of a Fund’s portfolio. Generally, when the U.S. Dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. Dollars. In addition, because the underlying securities of depositary receipts trade on foreign exchanges at times when the U.S. markets are not open for trading, the value of the securities underlying the depositary receipts may change materially at times when the U.S. markets are not open for trading, regardless of whether there is an active U.S. market for shares of a Fund. Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. A Fund’s investment exposure to the underlying foreign securities may involve risks not typically associated with investing in U.S. companies.

Dividend-Paying Stock Risk (Guggenheim Canadian Energy Income ETF and Guggenheim Shipping ETF only)—A Fund’s strategy of investing in dividend-paying stocks involves the risk that such stocks may fall out of favor with investors and underperform the market. Companies that issue dividend-paying stocks are not required to continue to pay dividends on such stocks. Therefore, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future or the anticipated acceleration of dividends could not occur as a result of, among other things, a sharp rise in interest rates or an economic downturn. Changes in the dividend policies of companies in the High Income Energy Index and Global Shipping Index and capital resources available for these companies’ dividend payments may adversely affect the Funds. Depending upon market conditions, dividend-paying stocks that meet a Fund’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors.

Emerging Markets Risk (Guggenheim International Multi-Asset Income ETF, Guggenheim Shipping ETF and Guggenheim MSCI Global Timber ETF only)—A Fund may invest in securities in emerging markets. Investing in securities in emerging markets countries may entail greater risks than investing in securities in developed countries. These risks include: (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict a Fund’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) lower levels of government regulation and less extensive accounting, financial and other reporting requirements; (vii) high rates of inflation for prolonged periods; and (vii) particular sensitivity to global economic conditions, including trade, taxation and development policies. Sovereign debt of emerging countries may be in default or present a greater risk of default.

Energy Sector Risk (Guggenheim Canadian Energy Income ETF only)—The energy sector is often cyclical and highly dependent on commodities prices. Securities prices for companies in the energy sector may be affected by a variety of factors related to worldwide energy prices, exploration costs, energy conservation efforts and production spending. The performance of these companies and the prices of these securities are subject to changes in currency exchange rates, government regulation, world events and weather, depletion of natural resources and economic conditions, as well as market, economic and political risks of the countries where energy companies are located or do business. Securities of energy companies may be subject to swift price and supply fluctuations as a result of these events, which may adversely affect the Fund. Oil and gas exploration and production can be significantly affected by natural disasters. Companies in the energy sector may be at an increased risk of civil liability and environmental damage claims, and are also subject to the risk of loss from terrorism.

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Equity Securities Risk—A Fund may invest in equity securities, which include common stocks and other equity securities, and the prices of equity securities generally fluctuate in value more than other investments. The price of equity securities may rise or fall rapidly or unpredictably and may reflect real or perceived changes in the issuing company’s financial condition and changes in the overall market or economy. Price movements in equity securities may result from factors or events affecting individual issuers, industries or the market as a whole, such as changes in economic or political conditions. In addition, equity markets tend to move in cycles that may cause downward price movements over prolonged periods of time.

Common stocks generally represent the riskiest investment in a company and dividend payments (if declared) to preferred stockholders generally rank junior to payments due to a company's debtholders. If the prices of the equity securities held by a Fund fall, the value of your investment in a Fund will be adversely affected. A Fund may lose a substantial part, or even all, of its investment in a company’s stock.

Financial Sector Risk (Guggenheim China Real Estate ETF, Guggenheim China Small Cap ETF and Guggenheim Frontier Markets ETF only)—The financial sector can be significantly affected by changes in interest rates, government regulation, the rate of defaults on corporate, consumer and government debt, the availability and cost of capital, and the impact of more stringent capital requirements.  Financial services companies are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change or due to increased competition.  A Fund may be adversely affected by events or developments negatively impacting the financial sector.  For example, events in the financial sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial services companies to incur losses.

Foreign Securities and Currency Risk—Investing in foreign investments, including investing in foreign securities through depositary receipts, involves certain special or additional risks, including, but not limited to: (i) unfavorable changes in currency exchange rates; (ii) adverse political and economic developments; (iii) unreliable or untimely information; (iv) limited legal recourse; (v) limited markets; (vi) higher operational expenses; and (vii) illiquidity. These investments are subject to additional risks, including: differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or diplomatic developments, which may include the imposition of economic sanctions or other measures by the U.S. or other governments and supranational organizations. These risks may even be higher in underdeveloped or emerging markets. The less developed a country's securities market is, the greater the level of risks. A Fund considers a security to be a foreign security if the issuer is organized under the laws of a foreign country or is a foreign government, or a sub-division or agency of such government, or the security is traded in markets outside the United States.

Foreign investments are normally issued and traded in foreign currencies. As a result, their values may be affected by changes in the exchange rates between particular foreign currencies and the U.S. dollar. Foreign investments may be subject to the risks of seizure by a foreign government, imposition of restrictions on the exchange or transport of foreign currency, and tax increases. There may also be less information publicly available about a foreign company than about most U.S. companies, and foreign companies are usually not subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The legal remedies for investors in foreign investments may be more limited than those available in the United States and a Fund may have limited or no legal recourse with respect to foreign securities. Certain foreign investments may be less liquid (harder to buy and sell) and more volatile than domestic investments, which means a Fund may at times be unable to sell its foreign investments at desirable prices. For the same reason, a Fund may at times find it difficult to value its foreign investments. Brokerage commissions and other fees are generally higher for foreign investments than for domestic investments. The procedures and rules for settling foreign transactions may also involve delays in payment, delivery or recovery of money or investments. Foreign withholding taxes may reduce the amount of income available to distribute to shareholders of a Fund.

Frontier Markets Risk (Guggenheim Frontier Markets ETF only)—Frontier market countries are emerging market countries. Investment in securities issued by companies domiciled in or primarily doing business in emerging market countries involves risks not associated with investments in securities issued by companies domiciled in or primarily doing business in developed countries, including risks associated with expropriation and/or

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nationalization, political or social instability, armed conflict, the impact on the economy as a result of civil war, religious or ethnic unrest and the withdrawal or non-renewal of any license enabling the Fund to trade in securities of a particular country, confiscatory taxation, restrictions on transfers of assets, lack of uniform accounting, auditing and financial reporting standards, less publicly available financial and other information, diplomatic development which could affect U.S. investments in those countries and potential difficulties in enforcing contractual obligations. Emerging markets are subject to greater market volatility, lower trading volume, political and economic instability, uncertainty regarding the existence of trading markets and more governmental limitations on foreign investment than more developed markets. In addition, securities in emerging markets may be subject to greater price fluctuations than securities in more developed markets. There may be less information publicly available with regard to emerging market issuers and such issuers are not subject to the uniform accounting, auditing and financial reporting standards applicable to U.S. issuers. There may be no single centralized securities exchange on which securities are traded in emerging market countries and the systems of corporate governance to which companies in emerging markets are subject may be less advanced than that to which U.S. issuers are subject, and therefore, shareholders in such companies may not receive many of the protections available to shareholders of U.S. issuers. Securities law in many emerging markets countries is relatively new and unsettled. Therefore, laws regarding foreign investment in emerging market securities, securities regulation, title to securities, and shareholder rights may change quickly and unpredictably. In addition, the enforcement of systems of taxation at federal, regional and local levels in emerging market countries may be inconsistent, and subject to sudden change.

Frontier countries generally have smaller economies or less developed capital markets than traditional emerging markets, and, as a result, the risks of investing in emerging market countries are magnified in frontier countries. Many frontier market countries may be dependent on commodities, foreign trade or foreign aid. The economies of frontier countries are less correlated to global economic cycles than those of their more developed counterparts and their markets have low trading volumes and the potential for extreme price volatility and illiquidity. This volatility may be further heightened by the actions of a few major investors. For example, a substantial increase or decrease in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, the price of Fund Shares. These factors make investing in frontier countries significantly riskier than in other countries and any one of them could cause the price of the Fund’s Shares to decline.

Governments of many frontier countries in which the Fund may invest may exercise substantial influence over many aspects of the private sector. In some cases, the governments of such frontier countries may own or control certain companies. Accordingly, government actions could have a significant effect on economic conditions in a frontier country and on market conditions, prices and yields of securities in the Fund’s portfolio. Moreover, the economies of frontier countries may be heavily dependent upon international trade and, accordingly, have been and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

Certain foreign governments in countries in which the Fund may invest levy withholding or other taxes on dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from investments in such countries.
From time to time, certain of the companies in which the Fund may invest may operate in, or have dealings with, countries subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or countries identified by the U.S. government as state sponsors of terrorism. A company may suffer damage to its reputation if it is identified as a company which operates in, or has dealings with, countries subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or countries identified by the U.S. government as state sponsors of terrorism. As an investor in such companies, the Fund will be indirectly subject to those risks.

Investment in equity securities of issuers operating in certain frontier countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in equity securities of issuers operating in certain frontier countries and increase the costs and expenses of the Fund. Certain frontier countries require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors. Certain frontier countries may also restrict investment opportunities in issuers in industries deemed important to national interests.

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Frontier countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors, such as the Fund.

In addition, if deterioration occurs in a frontier country’s balance of payments, the country could impose temporary restrictions on foreign capital remittances. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. Investing in local markets in frontier countries may require the Fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the Fund.

As of May 31, 2017, a significant percentage of the Index was comprised of securities of companies from Kuwait, Morocco and Pakistan. To the extent that the Index is focused on securities of any one country, including Kuwait, Morocco or Pakistan, the value of the Index, and thus the Fund, will be especially affected by adverse developments in such country, including the risks described above.

Political Risk—Certain of the frontier countries may be subject to a greater degree of political and social instability than is the case in more developed countries. Such instability may result from, among other things, authoritarian governments or military involvement in political and economic decision-making, including changes in government through extra-constitutional means, popular unrest associated with demands for improved political, economic and social conditions, internal insurgencies, hostile relations with neighboring countries and ethnic, religious and racial disaffection. Some frontier countries may be affected by a greater degree of public corruption and crime, including organized crime.

Licensing, Custody and Settlement Risk—Approval of governmental authorities may be required prior to investing in the securities of companies based in certain frontier countries. Delays in obtaining such an approval would delay investments in the particular country.

Rules adopted under the Investment Company Act of 1940, as amended, permit a fund to maintain its foreign securities and cash in the custody of certain eligible non-U.S. banks and securities depositories. Certain banks in foreign countries that are eligible foreign sub-custodians may be recently organized or otherwise lack extensive operating experience. In addition, in certain countries there may be legal restrictions or limitations on the ability of the Fund to recover assets held in custody by a foreign sub-custodian in the event of the bankruptcy of the sub-custodian. Settlement systems in emerging markets may be less well organized than in developed markets. Thus there may be a risk that settlement may be delayed and that cash or securities of the Fund may be in jeopardy because of failures of or defects in the systems. Under the laws of certain countries in which the Fund may invest, the Fund may be required to release local shares before receiving cash payment or may be required to make cash payment prior to receiving local shares.

Certain countries in which the Fund may invest utilize share blocking schemes. Share blocking refers to a practice, in certain foreign markets, where voting rights related to an issuer’s securities are predicated on these securities being blocked from trading at the custodian or sub-custodian level, for a period of time around a shareholder meeting. These restrictions have the effect of prohibiting securities to potentially be voted (or having been voted), from trading within a specified number of days before, and in certain instances, after the shareholder meeting.

Share blocking may prevent the Fund from buying or selling securities for a period of time. During the time that shares are blocked, trades in such securities will not settle. The specific practices may vary by market and the blocking period can last from a day to several weeks, typically terminating on a date established at the discretion of the issuer.

Once blocked, the only manner in which to remove this block would be to withdraw a previously cast vote, or to abstain from voting all together. The process for having a blocking restriction lifted can be quite onerous, with the particular requirements varying widely by country. In addition, in certain countries, the block cannot be removed.

Share blocking may present operational challenges for the Fund and Authorized Participants, including the effect that an imposed block would have on pending trades. Pending trades may be caused to fail and could potentially remain unsettled for an extended period of time. Fails may also expose the transfer

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agent and the Fund to “Buy In” situations in which if unable to deliver shares after a certain period of time, a counter party has the right to go to market, purchase a security at the current market price and have any additional expense borne by the fund or transfer agent.

As a result of the ramifications of voting ballots in share blocking proxy markets, the Investment Adviser, on behalf of the Fund, reserves the right to abstain from voting proxies in share blocking proxy markets.

Geographic Focus Risk-Europe (Guggenheim International Multi-Asset Income ETF, Guggenheim Shipping ETF and Guggenheim MSCI Global Timber ETF only)—The Economic and Monetary Union of the EU requires member countries to comply with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro, the default or threat of default by an EU member country on its sovereign debt, and/or an economic recession in an EU member country may have a significant adverse effect on the economies of EU member countries and on major trading partners outside Europe. The European financial markets have experienced volatility in recent years and have been adversely affected by concerns about economic downturns, credit rating downgrades, rising government debt levels and possible default on or restructuring of government debt in several European countries, including Greece, Ireland, Italy, Portugal and Spain. A default or debt restructuring by any European country would adversely impact holders of that country’s debt and sellers of credit default swaps linked to that country’s creditworthiness (which may be located in countries other than those listed in the previous sentence). These events have adversely affected the value and exchange rate of the euro and may continue to significantly affect the economies of every country in Europe, including EU member countries that do not use the euro and non-EU member countries.

Global Timber Industry Risk (Guggenheim MSCI Global Timber ETF only)—As the MSCI ACWI IMI Timber Select Index is comprised of issuers in the global timber industry, the MSCI Global Timber ETF is therefore focused in that industry. Accordingly, the Fund may be more susceptible to risks associated with the global timber industry than if it were broadly diversified over numerous industries and sectors of the economy. The market value of securities of global timber companies may be affected by numerous factors, including events occurring in nature and international politics. For example, the volume and value of timber that can be harvested from timberlands may be limited by natural disasters and other events such as fire, volcanic eruptions, insect infestation, disease, ice storms, wind storms, flooding, other weather conditions and other causes. In periods of poor logging conditions, global timber companies may harvest less timber than expected. Global timber companies involved in the forest, paper and packaging products segments of the industry are highly competitive globally, including significant competition from non-wood and engineered wood products, and no single company is dominant. These segments have suffered, and continue to suffer, from excess capacity. Global timber companies are subject to many federal, state and local environmental, health and safety laws and regulations, particularly with respect to the restoration and reforestation of timberlands, harvesting timber near waterways, discharges of pollutants and emissions, and the management, disposal and remediation of hazardous substances or other contaminants. Political risks and the other risks to which foreign securities are subject may also affect domestic companies in which the Fund may invest if they have significant operations or investments in foreign countries. In particular, tariffs, quotas or trade agreements can also affect the markets for products of global timber companies, particularly wood products. In addition, rising interest rates and general economic conditions may affect the demand for timber products. Any factors adversely affecting companies in the global timber industry could have a significant adverse impact on the Fund’s performance.

Industrials Sector Risk (Guggenheim China Small Cap ETF, Guggenheim Shipping ETF and Guggenheim MSCI Global Timber ETF only)—The prices of securities of companies in the industrials sector are affected by supply and demand both for their specific product or service and for industrials sector products in general, which may be cyclical. The products of manufacturing companies may face product obsolescence due to rapid technological developments and frequent new product introduction. Government regulation, world events and economic conditions may affect the performance of companies in the industrials sector. Companies in the industrials sector may be at risk for environmental damage and product liability claims and may be adversely affected by changes or trends in commodity prices, imposition of import controls, labor relations and insurance costs.

Investment in Investment Companies Risk (Guggenheim International Multi-Asset Income ETF only)—Investing in other investment companies, including ETFs and closed-end funds, subjects the Fund to those risks affecting the investment company, including the possibility that the value of the underlying securities held by the investment company could decrease or the portfolio becomes illiquid. Moreover, the Fund and its shareholders will incur its

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pro rata share of the underlying investment companies' expenses and the purchase of shares of some investment companies (in the case of closed-end investment companies) may sometimes require the payment of substantial premiums above the value of such companies’ portfolio securities or net asset values ("NAVs"). The Fund must continue, at the same time, to pay its own management fees and expenses with respect to all of its investments, including shares of other investment companies. The securities of other investment companies may also be leveraged and will therefore be subject to certain leverage risks.

In addition, the Fund will be subject to those risks affecting the investment company, including the effects of business and regulatory developments that affect an underlying investment company or the investment company industry generally.

An investment by the Fund in an ETF or closed-end fund may be subject to additional risk, including: the ETF's or closed-end fund's shares may trade at a discount or premium relative to the net asset value of the shares; an active trading market may not develop for the ETF's or closed-end fund's shares; the listing exchange may halt trading of the ETF's or closed-end fund's shares; the ETF may fail to correctly track the referenced index (if any); and the ETF may hold troubled securities in the referenced index or basket of investments.

Issuer-Specific Changes Risk—The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than those of larger issuers.

Large-Capitalization Securities Risk (Guggenheim Shipping ETF only)—The Fund may be subject to the risk that large-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Although the securities of larger companies may be less volatile than those of companies with smaller market capitalizations, larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and may not be able to attain the high growth rate of smaller companies, especially during extended periods of economic expansion.

Limited Exposure Risk (Guggenheim China Real Estate ETF only)—China A-Shares and China B-Shares are not eligible for inclusion in the Index, even if they would otherwise qualify under the other criteria set forth in the Index methodology. China A-Shares are subject to substantial restrictions on foreign investment, while the China B-Share market generally is smaller and offers less liquidity than the categories of securities which may be included in the Index. However, by excluding such shares from the Index, the exposure provided by the Index (and thus the Fund) to the Chinese presence in the sector may be more limited than would be the case if the Index included China A-Shares or China B-Shares.

Market Price Risk—Shares are listed for trading on NYSE Arca and are bought and sold in the secondary market at market prices. The market prices of Shares may fluctuate continuously during trading hours, in some cases materially, in response to changes in the NAV and supply and demand for Shares, among other factors. Although it is expected that the market price of Shares typically will remain closely correlated to the NAV, the market price will generally differ from the NAV because of timing reasons, supply and demand imbalances and other factors. As a result, the trading prices of Shares may deviate significantly from NAV during certain periods, especially those of market volatility. Differences between secondary market prices and the value of a Fund’s holdings may be due largely to supply and demand forces in the secondary market, which may not be the same forces as those influencing prices for securities held by the Fund at a particular time. The Investment Adviser cannot predict whether Shares will trade above (premium), below (discount) or at their NAV. Thus, an investor may pay more than NAV when buying Shares in the secondary market and receive less than NAV when selling Shares in the secondary market. Given the fact that Shares can be created and redeemed in Creation Units, the Investment Adviser believes that large discounts or premiums to the NAV of Shares should not be sustained in the long-term. However, a Fund may have a limited number of financial institutions that may act as “Authorized Participants” or market markers. Only Authorized Participants who have entered into agreements with a Fund’s distributor may engage in creation or redemption transactions directly with a Fund (as described under “How to Buy and Sell Shares”). If those Authorized Participants exit the business or are unable to process creation and/or redemption orders (including in situations where Authorized Participants have limited or diminished access to capital required to post collateral), and no other Authorized Participant is able to step forward to create and redeem in either of these cases, Shares may trade at a discount to NAV like closed-end fund shares (and may even face delisting). Similar effects may result if market makers exit the business or are unable to continue making markets in the Shares. Further, while the creation/redemption feature is designed to make it likely that Shares normally will trade at prices closely correlated to a Fund’s next calculated NAV, disruptions to creations and redemptions, including disruptions at

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market makers, Authorized Participants or market participants, or during periods of significant market volatility, among other factors, may result in market prices that differ significantly from NAV. Although market makers will generally take advantage of differences between the NAV and the market price of Shares through arbitrage opportunities, there is no guarantee that they will do so. Further, the securities held by a Fund may be traded in markets that close at a different time than the NYSE Arca. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when NYSE Arca is open but after the applicable market closing, fixing or settlement times, bid-ask spreads and the resulting premium or discount to the Shares' NAV is likely to widen. In addition, secondary markets may be subject to irregular trading activity, wide bid-ask spreads and extended trade settlement periods, which could cause a material decline in the NAV and/or market prices for Shares. The bid-ask spread is generally larger during periods of lower than regular trading volume in Shares or reduced market liquidity and can increase significantly during periods of market disruption or steep declines, which may be the time an investor most wants to sell its Shares. During such periods, shareholders may be unable to sell Shares or may incur significant losses if Shares are sold. There are various methods by which investors can purchase and sell Shares and various orders that may be placed. Investors should consult their financial intermediary before purchasing or selling Shares. A Fund’s bid-ask spread may also be impacted by the liquidity of the underlying securities held by a Fund, particularly for newly launched or smaller funds or in instances of significant volatility of the underlying securities. A Fund’s investment results are measured based upon the daily NAV of the Shares. Investors purchasing and selling Shares in the secondary market may not experience investment results consistent with those experienced by Authorized Participants creating and redeeming directly with a Fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on NYSE Arca and may, therefore, have a material effect on the market price Shares.

Market Risk—The value of, or income generated by, the securities held by a Fund are subject to the possibility of rapid and unpredictable fluctuation. The value of certain securities (e.g., equity securities) tends to fluctuate more dramatically over the shorter term than do the value of other asset classes. These movements may result from factors affecting individual companies, or from broader influences, including real or perceived changes in prevailing interest rates, changes in inflation or expectations about inflation, investor confidence or economic, political, social or financial market conditions that may be temporary or last for extended periods. Different sectors, industries and security types may react differently to such developments and, when the market performs well, there is no assurance that the securities held by a Fund will increase in value along with the broader markets. For example, the value of a Fund’s investments in securities or other instruments may be particularly susceptible to changes in commodity prices. As a result, a change in commodity prices may adversely affect a Fund’s investments. Volatility of financial markets can expose a Fund to greater market risk, possibly resulting in reduced liquidity. Moreover, changing economic, political, social or financial market conditions in one country or geographic region could adversely affect the market value of the securities held by a Fund in a different country or geographic region because of the increasingly interconnected global economies and financial markets. The Investment Adviser potentially will be prevented from executing investment transactions at an advantageous time or price as a result of any domestic or global market disruptions, particularly disruptions causing heightened market volatility and reduced market liquidity. Changes or disruptions in market conditions also may lead to increased regulation of a Fund and the instruments in which a Fund may invest, which may, in turn, affect the Fund’s ability to pursue its investment objective and the Fund’s performance. In general, the securities or other instruments represented in a Fund's Index or in which a Fund seeks to invest may be unavailable entirely or in the specific quantities sought by the Fund. As a result, a Fund may need to obtain the desired exposure through a less advantageous investment or forgo the investment at the time. This may adversely affect a Fund and increase the Fund's index tracking error.

Master Limited Partnership Risk (Guggenheim International Multi-Asset Income ETF and Guggenheim Shipping ETF only)—Investments in MLPs present additional risks when compared to investments in common stocks.  MLPs are subject to certain risks inherent in the structure of MLPs, including tax risks, limited control and voting rights and potential conflicts of interest between the MLP and the MLP’s general partner. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. For example, MLPs in energy-related industries are subject to fluctuations in the prices of commodities, a significant decrease in the production of or a sustained decline in demand for energy commodities, and construction risk, development risk, acquisition risk or other risks arising from their specific business strategies.  Furthermore, as partnerships, MLPs may be subject to less regulation (and less protection for investors) under state laws than corporations. Securities issued by MLPs also may experience limited trading volumes and, thus, may be relatively illiquid or volatile at times.

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MLPs are not subject to tax at the partnership level. Rather, each partner is allocated a share of the MLP’s income, gains, losses, deductions, and expenses. A change in current tax law, or a change in the underlying business of a given MLP could result in the MLP being treated as a corporation for U.S. federal tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income. Such treatment also would have the effect of reducing the amount of cash available for distribution by the affected MLP. Thus, if any MLP owned by a Fund were treated as a corporation for U.S. federal tax purposes, such treatment could result in a reduction in the value of a Fund’s investment in such MLP.

Micro-Cap Company Risk (All Funds except Guggenheim Canadian Energy Income ETF, Guggenheim International Multi-Asset Income ETF and Guggenheim MSCI Global Timber ETF)—Micro-cap stocks involve substantially greater risks of loss and price fluctuations because their earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses), and their share prices tend to be more volatile and their markets less liquid than companies with larger market capitalizations. Micro-cap companies may be newly formed or in the early stages of development, with limited product lines, markets or financial resources and may lack management depth. In addition, there may be less public information available about these companies. The shares of micro-cap companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the future ability to sell these securities. Also, it may take a long time before a Fund realizes a gain, if any, on an investment in a micro-cap company.

Non-Diversification Risk (All Funds except Guggenheim China Small Cap ETF and Guggenheim International Multi-Asset Income ETF)—A non-diversified Fund may hold larger positions in a smaller number of securities than a diversified fund. As a result, a non-diversified Fund’s performance may depend on the performance of a small number of issuers and the Fund may be more susceptible to risks associated with and adverse developments affecting a single issuer, including changes in the market value of the issuer’s securities and unfavorable market and economic developments. These events could cause a greater impact on a non-diversified Fund’s NAV and total return (e.g., greater losses) and volatility than a more diversified portfolio.

Passive Management Risk—Unlike many investment companies, a Fund is not “actively” managed. Therefore, it would not necessarily sell a security because the security’s issuer was in financial trouble or defaulted on its obligations under the security, or whose credit rating was downgraded, unless that security is removed from the Index. In addition, a Fund will not otherwise take defensive positions in declining markets unless such positions are reflected in the Index.

Portfolio Turnover Risk (Guggenheim International Multi-Asset Income ETF only)—Guggenheim International Multi-Asset Income ETF may engage in active and frequent trading of its portfolio securities to reflect the semi-annual rebalancing of the Index. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of the year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs and may result in higher taxes when Shares are held in a taxable account.

Real Estate Securities and Investments Risk (Guggenheim China Real Estate ETF only)—The Fund may invest in securities of real estate companies and companies related to the real estate industry, including real estate investment trusts (“REITs”), which are subject to the same risks as direct investments in real estate. These risks include: losses from casualty or condemnation; changes in national, state and local economic conditions (such as the turmoil experienced during 2007 through 2009 in the residential and commercial real estate market); changes in real estate values and rental income, rising interest rates (which could result in higher costs of capital); changes in building, environmental, zoning and other laws; regulatory limitations on rents; property taxes; operating expenses; overbuilding; extended vacancies of properties due to economic conditions and tenant bankruptcies; and catastrophic events such as earthquakes, hurricanes and terrorist acts. Investments in real estate companies and companies related to the real estate industry are also subject to risks associated with the management skill, insurance coverage and credit worthiness of the issuer. Real estate companies tend to have micro-, small- or mid-capitalization, making their securities more volatile and less liquid than those of companies with larger-capitalizations. In addition, the real estate industry has historically been cyclical and particularly sensitive to economic downturns.

Real estate income and values also may be greatly affected by demographic trends, such as population shifts or changing tastes and values, or increasing vacancies or declining rents resulting from legal, cultural, technological, global or local economic developments.

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The value or price of real estate company securities may drop because of, among other adverse events, the failure of borrowers to repay their loans and the inability to obtain financing either on favorable terms or at all. If real estate properties do not generate sufficient income to meet operating expenses, including, where applicable, debt service, ground lease payments, tenant improvements, third-party leasing commissions and other capital expenditures, the income and ability (or perceived ability) of a real estate company to make payments of interest and principal on their loans will be adversely affected, which, as a result, may adversely affect the Fund. Many real estate companies utilize leverage, which increases investment risk and could adversely affect a company’s operations and market value in periods of rising interest rates.

Regulatory and Legal Risk—U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations and legislators pass new laws that affect the investments held by a Fund, the strategies used by a Fund or the level of regulation or taxation applying to a Fund. These regulations and laws impact the investment strategies, performance, costs and operations of a Fund, as well as the way investments in, and shareholders of, a Fund are taxed. The SEC recently adopted rules intended to limit, assess and manage liquidity risk. In the future, the rules may materially affect the securities in which a Fund invests and a Fund's investment strategies and performance, as well as a Fund's index tracking error.

REIT Risk (Guggenheim China Real Estate ETF, Guggenheim International Multi-Asset Income ETF and Guggenheim MSCI Global Timber ETF only)—REITs are exposed to the risks affecting real estate investments generally in addition to other investment risks. The value of a REIT can depend on the structure of and cash flow generated by the REIT. REITs may invest in a limited number of properties, a narrow geographic area, or a single type of property, which may increase the risk that the Guggenheim Risk Managed Real Estate Fund could be unfavorably affected by the poor performance of a single investment or investment type. A REIT may be more volatile and/or less liquid than other types of equity securities. Because REITs are pooled investment vehicles that have expenses of their own, a Fund and its shareholders will indirectly bear its proportionate share of expenses paid by each REIT in which it invests. REITs are also subject to unique federal tax requirements. A REIT that fails to comply with federal tax requirements affecting REITs may be subject to federal income taxation, which may affect the value of the REIT and the characterization of the REIT’s distributions, and a REIT that fails to comply with the federal tax requirement that a REIT distribute substantially all of its net income to its shareholders may result in a REIT having insufficient capital for future expenditures. The failure of a company to qualify as a REIT could have adverse consequences for a Fund, including significantly reducing return to a Fund on its investment in such company. In the event of a default of an underlying borrower or lessee, a REIT could experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

Investments in REIT equity securities may require a Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. A Fund’s investments in REIT equity securities may at other times result in a Fund’s receipt of cash in excess of the REIT’s earnings; if a Fund distributes such amounts, such distribution could constitute a return of capital to Fund shareholders for federal income tax purposes. Dividends received by a Fund from a REIT generally will not constitute qualified dividend income.

REITs often do not provide complete tax information to the funds until after the calendar year-end. Consequently, because of the delay, it may be necessary for a Fund to request permission from the Internal Revenue Service to extend the deadline for issuance of Forms 1099-DIV.

Risks of Investing in Greece (Guggenheim Shipping ETF only)—Greece’s economy is heavily dependent on the services sector and has a large public sector. Key trading partners are member states of the EU, most notably Germany, Spain, Italy and the United Kingdom. Decreasing demand for Greek products and services or changes in governmental regulations on trade may have a significantly adverse effect on Greece’s economy. Greece’s ability to repay its sovereign debt is in question, and the possibility of default is not unlikely, which could limit its ability to borrow in the future. The persistence of these factors may seriously reduce the economic performance of Greece and pose serious risks for the country’s economy in the future. There is the possibility that Greece may exit the Economic and Monetary Union, which would result in immediate devaluation of the Greek currency and potential for default. In the summer of 2015, Greece instituted capital controls and declared a bank holiday, which resulted in the closing of Greek banks, credit institutions and the Athens Exchange for a period of time. The closure, and any related suspension of clearance and settlement mechanisms, of the Athens Exchange could prevent the Fund from buying, selling, or transferring securities traded on the Athens Exchange. Further uncertainty regarding Greece's economic situation and ability to repay its sovereign debt could lead to additional

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such closures, which may persist for an extended period. Increased volatility in the Greek market may also result in the increased use of fair value pricing.

Shipping Industry Risk (Guggenheim Shipping ETF only)—Due to the composition of the Dow Jones Global Shipping IndexSM, the Guggenheim Shipping ETF will concentrate its investments in securities of companies in the shipping industry. Accordingly, the Fund may be more susceptible to risks associated with the shipping industry than if it were broadly diversified over numerous industries and sectors of the economy. Companies in the shipping industry are subject to volatile fluctuations in the price and supply of energy fuels, steel, raw materials and other products transported by containerships. In addition, changes in seaborne transportation patterns, weather patterns and events including hurricane activity, commodities prices, international politics and conflicts, port congestion, canal closures, embargoes, acts of terrorism and labor strikes can significantly affect companies involved in the maritime shipping of crude oil, dry bulk and container cargo. Any factors adversely affecting companies in the shipping industry could have a significant adverse impact on the Fund’s performance.

Small- and Mid-Capitalization Securities Risk—A Fund may be subject to the risk that small- and mid-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Securities of small- and mid-capitalization companies may experience much more price volatility, greater spreads between their bid and ask prices and significantly lower trading volumes than securities issued by larger, more established companies. Accordingly, it may be difficult for a Fund to sell small- and mid-capitalization securities at a desired time or price. Small- and mid-capitalization companies tend to have inexperienced management as well as limited product and market diversification and financial resources. Small- and mid-capitalization companies have more speculative prospects for future growth, sustained earnings and market share than larger companies, and may be more vulnerable to adverse economic, market or industry developments than large-capitalization companies.

Tracking Error Risk—Each Fund’s return may not match the return of its Index for a number of reasons. For example, a Fund incurs a number of operating expenses not applicable to its Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its Index, which are not factored into the return of its Index. Transaction costs, including brokerage costs, will decrease a Fund’s NAV to the extent not offset by the transaction fee payable by an AP. Market disruptions and regulatory restrictions could have an adverse effect on a Fund’s ability to adjust its exposure to the required levels in order to track its Index. There is no assurance that the Index Provider or any agents that may act on its behalf will compile a Fund’s Index accurately, or that each Index will be determined, composed or calculated accurately. Errors in respect of the quality, accuracy and completeness of the data used to compile an Index may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, particularly where the indices are less commonly used as benchmarks by funds or managers. Therefore, gains, losses or costs associated with errors of the Index Provider or its agents will generally be borne by the applicable Fund and its shareholders. For example, during a period where a Fund’s Index contains incorrect constituents, the Fund would have market exposure to such constituents and would be underexposed to the Index’s other constituents. Such errors may negatively or positively impact the Funds and their shareholders. Any gains due to the Index Provider’s or others’ errors will be kept by the Funds and their shareholders and any losses resulting from the Index Provider’s or others’ errors will be borne by the applicable Fund and its shareholders. Imperfect correlation between a Fund’s portfolio securities and those in its Index, rounding of prices, changes to the Index and regulatory requirements may cause tracking error, the divergence of the Fund’s performance from that of its Index. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses while its Index does not. If a Fund utilizes a representative sampling indexing strategy, the Fund may experience higher tracking error than it would if it held all the securities of its Index with the same weightings as the Index. In addition, a Fund may be unable to invest in certain securities and other instruments included in its Index, or invest in them in the exact proportions they represent of its Index, due to legal restrictions or limitations (imposed by the governments of certain countries), or a lack of liquidity on stock exchanges in which such securities trade, potential adverse tax consequences or other regulatory reasons (such as diversification requirements). Moreover, a Fund may be delayed in purchasing or selling securities and other instruments included in its Index. For tax efficiency purposes, a Fund may sell certain securities, and such sale may cause the Fund to realize a loss and, thus, the Fund's performance to deviate from the performance of its Index.

Each Fund may fair value certain of its securities (including foreign securities and/or underlying currencies it holds), except those securities primarily traded on exchanges that close at the same time the Fund calculates its NAV. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security or other asset is materially different from the value that could be realized upon the sale of such security or asset.

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In addition, fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by such Fund’s Index. To the extent each Fund calculates its NAV based on fair value prices and the value of its Index is based on securities’ closing prices on local foreign markets (i.e., the value of its Index is not based on fair value prices), or if a Fund otherwise calculates its NAV based on prices that differ from those used in calculating its Index, the Fund’s ability to track its Index may be adversely affected. The need to comply with the tax diversification and other requirements of the Internal Revenue Code may also impact a Fund’s ability to replicate the performance of its Index. In addition, if a Fund utilizes depositary receipts and other derivative instruments that are not included in its Index, its return may not correlate as well with the returns of its Index as would be the case if the Fund purchased all the securities in its Index directly. Actions taken in response to proposed corporate actions could result in increased tracking error. In light of the factors discussed above, a Fund’s return may deviate significantly from the return of its Index.

In addition to the principal risks described previously, there are certain other non-principal risks applicable to a Funds. The additional risks include the following:

Derivatives Risk—Derivatives may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other investments, including risks relating to leverage, imperfect correlations with underlying investments or a Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, liquidity, valuation and legal restrictions. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Adviser is incorrect about its expectations of market conditions, the use of derivatives could also result in a loss, which in some cases may be unlimited. Some of the derivatives in which a Fund invests are traded (and privately negotiated) in the over-the-counter ("OTC") market. OTC derivatives are subject to heightened credit, liquidity and valuation risks. For derivatives traded on an exchange or through a central counterparty, a Fund is subject to the credit risk of the clearing broker or clearinghouse. Certain derivatives are subject to mandatory exchange trading and/or clearing. Central clearing is intended to reduce counterparty credit risk and is intended to increase liquidity but does not make derivatives transactions risk-free. Certain risks also are specific to the derivatives in which a Fund invests.
Swap Agreements Risk—Swap agreements are contracts among a Fund and a counterparty to exchange the return of the pre-determined underlying investment (such as the rate of return of the underlying index). Swap agreements may be negotiated bilaterally and traded OTC between two parties or, in some instances, must be transacted through a futures commission merchant and cleared through a clearinghouse that serves as a central counterparty. Risks associated with the use of swap agreements are different from those associated with ordinary portfolio securities transactions, due in part to the fact they could be considered illiquid and many swaps trade on the OTC market. Swaps are particularly subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. Certain standardized swaps are subject to mandatory central clearing. Central clearing is intended to reduce counterparty credit risk and increase liquidity, but central clearing does not make swap transactions risk-free.
Futures Contracts Risk—Futures contracts are typically exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. Risks of futures contracts may be caused by an imperfect correlation between movements in the price of the instruments and the price of the underlying securities. In addition, there is the risk that a Fund may not be able to enter into a closing transaction because of an illiquid market. Exchanges can limit the number of positions that can be held or controlled by a Fund or the Investment Adviser, thus limiting the ability to implement a Fund’s strategies. Futures markets are highly volatile and the use of futures may increase the volatility of a Fund’s NAV. Futures are also subject to leverage risks and to liquidity risk.
Options Risk—Options or options on futures contracts give the holder of the option the right to buy (or to sell) a position in a security or in a contract to the writer of the option, at a certain price. They are subject to correlation risk because there may be an imperfect correlation between the options and the securities markets that cause a given transaction to fail to achieve its objectives. The successful use of options depends on the Investment Adviser’s ability to predict correctly future price fluctuations and the degree of correlation between the options and securities markets. Exchanges can limit the number of positions that can be held or controlled by a Fund or the Investment Adviser, thus limiting the ability to implement a Fund’s strategies. Options are also particularly subject to leverage risk and can be subject to liquidity risk.
Leverage—To the extent that each Fund borrows money in the limited circumstances described under "Non-Principal Investment Strategies" above, it may be leveraged. Leveraging generally exaggerates the effect on NAV of any increase or decrease in the market value of a Fund’s portfolio securities.

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Participation Notes—Participation notes are issued by banks or broker-dealers and are designed to offer a return linked to the performance of a particular underlying equity security or market. Participation notes can have the characteristics or take the form of various instruments, including, but not limited to, certificates or warrants. The holder of a participation note that is linked to a particular underlying security is entitled to receive any dividends paid in connection with the underlying security. However, the holder of a participation note generally does not receive voting rights as it would if it directly owned the underlying security. A Fund may invest in a participation note as an alternative to investing directly in the underlying security, in circumstances where the Investment Adviser determines that investing in the participation note will enable a Fund to track its Index more efficiently (such as where, in the Investment Adviser’s determination, the participation note offers greater liquidity than the underlying security and/or may reduce a Fund’s tracking error against its Index due to additional costs involved with holding the underlying security directly). Participation notes constitute direct, general and unsecured contractual obligations of the banks or broker-dealers that issue them, which therefore subject a Fund to counterparty risk, as discussed below.

Investments in participation notes involve certain risks in addition to those associated with a direct investment in the underlying foreign companies or foreign securities markets whose return they seek to replicate. For instance, there can be no assurance that the trading price of a participation note will equal the underlying value of the foreign company or foreign securities market that it seeks to replicate. As the purchaser of a participation note, a Fund is relying on the creditworthiness of the counterparty issuing the participation note and has no rights under a participation note against the issuer of the underlying security. Therefore, if such counterparty were to become insolvent, a Fund would lose its investment. The risk that a Fund may lose its investments due to the insolvency of a single counterparty may be amplified to the extent a Fund purchases participation notes issued by one issuer or a small number of issuers. Participation notes also include transaction costs in addition to those applicable to a direct investment in securities. In addition, a Fund’s use of participation notes may cause a Fund’s performance to deviate from the performance of the portion of its Index to which a Fund is gaining exposure through the use of participation notes.

Due to liquidity and transfer restrictions, the secondary markets on which participation notes are traded may be less liquid than the markets for other securities, which may lead to the absence of readily available market quotations for securities in a Fund’s portfolio. The ability of a Fund to value its securities becomes more difficult and the judgment in the application of fair value procedures may play a greater role in the valuation of a Fund’s securities due to reduced availability of reliable objective pricing data. Consequently, while such determinations will be made in good faith, it may nevertheless be more difficult for a Fund to accurately assign a daily value to such securities.

Risks Relating to Calculation of NAV—A Fund relies on various third parties and other informative sources to calculate its NAV. Therefore, a Fund is subject to certain operational risks associated with reliance on third party service providers and data sources. NAV calculation may be impacted by operational risks arising from factors such as failures in systems and technology. Such failures may result in delays in the calculation of a Fund’s NAV and/or the inability to calculate NAV over extended time periods. A Fund may be unable to recover any losses associated with such failures.

Securities Lending—Securities lending involves the lending of portfolio securities owned by a Fund to qualified borrowers, including broker-dealers and financial institutions. Therefore, loans of securities involve the risk that the borrower may fail to return the securities or deliver the proper amount of collateral, which may result in a loss to a Fund. In addition, in the event of bankruptcy of the borrower, a Fund could experience losses or delays in recovering the loaned securities. In some cases, these risks may be mitigated by an indemnification provided by the Fund’s lending agent. When lending portfolio securities, a Fund initially will require the borrower to provide the Fund with collateral, most commonly cash, which the Fund will invest. A Fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities or a decline in the value of any investments made with cash collateral. These events, and securities lending in general, could trigger adverse tax consequences for a Fund and its investors. For example, if a Fund loans its securities, the Fund and its investors may lose the ability to treat certain Fund distributions associated with those securities as qualified dividend income.

Trading Issues—Trading in Shares on the NYSE Arca may be halted due to market conditions or for reasons that, in the view of the NYSE Arca, make trading in Shares inadvisable. There can be no assurance that an active trading market for the Shares will develop or be maintained. In addition, trading in Shares on the NYSE Arca is subject to

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trading halts caused by extraordinary market volatility pursuant to the NYSE Arca “circuit breaker” rules. If a trading halt or unanticipated early closing of the NYSE Arca occurs, a shareholder may be unable to purchase or sell Shares when desired. There can be no assurance that the requirements of the NYSE Arca necessary to maintain the listing of a Funds will continue to be met or will remain unchanged or that Shares will trade with any volume, or at all, in any secondary market. As with other exchange traded securities, Shares may be sold short and may experience increased volatility and price decreases associated with such trading activity.

Disclosure of Portfolio Holdings

A description of the Trust’s policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ SAI. The Funds’ complete portfolio holdings are publicly disseminated each day the Funds are open for business through the Funds' website at www.guggenheiminvestments.com.

Investment Management Services

INVESTMENT ADVISER
Guggenheim Funds Investment Advisors, LLC, an indirect wholly-owned subsidiary of Guggenheim Partners, LLC ("Guggenheim"), acts as the Funds’ investment adviser pursuant to an advisory agreement with the Trust (the “Advisory Agreement”). The Investment Adviser is a Delaware limited liability company with its principal offices located at 227 West Monroe Street, Chicago, Illinois 60606. Guggenheim Funds Distributors, LLC (“Guggenheim Funds Distributors”), an affiliate of the Investment Adviser, currently offers ETFs, unit investment trusts and closed-end funds. Guggenheim is a global, diversified financial services firm with more than $290 billion in assets under supervision as of June 30, 2017. Guggenheim, through its affiliates, provides investment management, investment advisory, insurance, investment banking and capital markets services. Guggenheim Investments represents the investment management division of Guggenheim. The firm is headquartered in Chicago and New York with a global network of offices throughout the United States, Europe and Asia. Pursuant to the Advisory Agreement, the Investment Adviser manages the investment and reinvestment of the Funds' assets and administers the affairs of each Fund to the extent requested by the Board and manages the investment and reinvestment of each Fund’s assets. The Investment Adviser also acts as investment adviser to closed-end and open-end management investment companies.

Pursuant to the Advisory Agreement, each Fund (except Guggenheim Shipping ETF) pays the Investment Adviser an advisory fee for the services and facilities it provides payable on a monthly basis at the annual rate of each Fund’s average daily net assets set forth below.

Fund(s)	Management Fee
Guggenheim Canadian Energy Income ETF	0.50%
Guggenheim China Real Estate ETF	0.50%
Guggenheim China Small Cap ETF	0.55%
Guggenheim Frontier Markets ETF	0.50%
Guggenheim International Multi-Asset Income ETF	0.50%
Guggenheim MSCI Global Timber ETF	0.50%

Pursuant to an expense reimbursement agreement (the “Expense Agreement”) entered into between the Trust and the Investment Adviser with respect to each Fund (except Guggenheim Shipping ETF), the Investment Adviser has agreed through December 31, 2020 to waive fees and/or reimburse expenses to the extent necessary to limit the Operating Expenses of each Fund to an indicated percentage of average daily net assets of the Fund, as set forth in the table below.

Fund(s)	Expense Limitation
Guggenheim Canadian Energy Income ETF	0.65%
Guggenheim China Real Estate ETF	0.65%

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Guggenheim China Small Cap ETF	0.70%
Guggenheim Frontier Markets ETF	0.65%
Guggenheim International Multi-Asset Income ETF	0.65%
Guggenheim MSCI Global Timber ETF	0.55%

In addition to advisory fees, each Fund (except Guggenheim Shipping ETF) pays all other costs and expenses of its operations, including service fees, distribution fees, custodian fees, legal and independent registered public accounting firm fees, the costs of reports and proxies to shareholders, compensation of Independent Trustees and all other ordinary business expenses not specifically assumed by the Investment Adviser.

Pursuant to the Advisory Agreement, the Guggenheim Shipping ETF pays the Investment Adviser a unitary management fee for the services and facilities it provides payable on a monthly basis at the annual rate of the Fund’s average daily net assets set forth in the chart below.

Fund(s)	Advisory Fee
Guggenheim Shipping ETF	0.65%

Out of the unitary management fee, the Investment Adviser pays substantially all expenses of the Guggenheim Shipping ETF, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for the fee payments under the Investment Advisory Agreement, distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses (such as expenses relating to a meeting of the Fund's Shareholders).

The Investment Adviser’s unitary management fee is designed to pay the expenses of the Guggenheim Shipping ETF and to compensate the Investment Adviser for providing services for the Fund.

APPROVAL OF ADVISORY AGREEMENT
A discussion regarding the basis for the Board's approval of the continuance of the Advisory Agreement is available in the annual report to shareholders for the fiscal period ended May 31, 2017.

PORTFOLIO MANAGERS
The portfolio managers who are currently responsible for the day-to-day management of each Fund's portfolio are Michael P. Byrum, CFA, James R. King, CFA, and Cindy Gao. Messrs. Byrum and King have managed each Fund's portfolio since December 2013 and Ms. Gao has managed each Fund's portfolio since January 2014.

Mr. Byrum is a Senior Managing Director and Portfolio Manager of Guggenheim Investments and joined Guggenheim Investments in 1993. He has ultimate responsibility for the management of the Funds. In addition to generally overseeing all aspects of the management of several other funds in the Guggenheim Investments fund complex, Mr. Byrum reviews the activities of the portfolio managers of the Funds. During his time at Guggenheim Investments, he has played a key role in the development of the firm’s investment strategies and product offerings. As Portfolio Manager, Mr. Byrum was instrumental in the launch of several funds in the Guggenheim Investments fund complex, including the NASDAQ-100®, Precious Metals, Government Long Bond 1.2x Strategy, Inverse Government Long Bond Strategy, Inverse S&P 500 Strategy and Inverse NASDAQ-100® Strategy Funds, and helped to create the Sector Funds. He was named Vice President of Guggenheim Investments in 1998, and Executive Vice President in 2000. Prior to joining Guggenheim Investments, Mr. Byrum worked for Money Management Associates, the investment adviser for Rushmore Funds, Inc. He holds a degree in finance from Miami University of Ohio and is a member of the CFA Institute and the Washington Society of Investment Analysts.

Mr. King is a Managing Director and Portfolio Manager of Guggenheim Investments and rejoined Guggenheim Investments in 2011 as the lead portfolio manager for exchange-traded products. In the interval between 2008 and 2011, he served as special consultant to a pair of hedge funds ventures, one focused on long-short equity and the other on market neutral statistical arbitrage. Prior to that, he served in a variety of roles for Guggenheim Investments ranging from shareholder services representative to portfolio manager and director of trading. At the time of his departure in 2008, he was director of portfolio management, overseeing a suite of trader-friendly mutual funds with nearly $15 billion in assets. Mr. King holds a bachelor’s degree in finance from the University of

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Maryland, and has earned the Chartered Financial Analyst designation. He has been quoted in several publications such as The Wall Street Journal, Reuters and BusinessWeek. He has also been a speaker at several industry events, discussing ETFs, trading strategies, index construction and trader-friendly mutual funds.

Ms. Gao is an ETF Analyst, ETF Portfolio Management of Guggenheim Investments, and joined Guggenheim Investments in December 2010. Prior to joining Guggenheim Investments, Ms. Gao served as an analyst at Blue Cross Blue Shield of Illinois from 2008-2010. Ms. Gao received a M.S. in Accounting from the University of Illinois at Chicago.

The SAI provides additional information about the portfolio managers' compensation structure, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities of the Funds they manage.

Purchase and Redemption of Shares

GENERAL
The Shares are issued or redeemed by each Fund at NAV per Share only in Creation Unit size.

Most investors buy and sell Shares of the Funds in secondary market transactions through brokers. Shares of the Funds are listed and traded on the secondary market on the NYSE Arca. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. Although Shares are generally purchased and sold in “round lots” of 100 Shares, brokerage firms typically permit investors to purchase or sell Shares in smaller “odd lots,” at no per-Share price differential. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. The Funds trade on the NYSE Arca at prices that may differ to varying degrees from the daily NAV of the Shares. Given that each Fund’s Shares can be issued and redeemed in Creation Units, the Investment Adviser believes that large discounts and premiums to NAV should not be sustained for long. The Funds trade under the NYSE Arca symbols set forth in the chart below.

Name of Fund	NYSE Arca Ticker Symbol
Guggenheim Canadian Energy Income ETF	ENY
Guggenheim China Real Estate ETF	TAO
Guggenheim China Small Cap ETF	HAO
Guggenheim Frontier Markets ETF	FRN
Guggenheim International Multi-Asset Income ETF	HGI
Guggenheim Shipping ETF	SEA
Guggenheim MSCI Global Timber ETF	CUT

Share prices are reported in dollars and cents per Share.

Investors may acquire Shares directly from the Funds, and shareholders may tender their Shares for redemption directly to the Funds, only in Creation Units of the applicable number of Shares as set forth in the table below. In certain circumstances, a Fund may restrict or reject a creation or redemption order, and notify a shareholder of such restriction or rejection, as described in “Creation and Redemption of Creation Unit Aggregations” in the SAI and in the Funds’ authorized participant agreement.

Name of Fund	Creation Unit Size
Guggenheim International Multi-Asset Income ETF	100,000 Shares
Guggenheim Shipping ETF
Guggenheim Canadian Energy Income ETF	50,000 Shares
Guggenheim China Real Estate ETF

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Guggenheim China Small Cap ETF
Guggenheim Frontier Markets ETF
Guggenheim MSCI Global Timber ETF

BOOK ENTRY
Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares of each Fund and is recognized as the owner of all Shares for all purposes. Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you may hold in book entry or “street name” form.

How to Buy and Sell Shares

PRICING FUND SHARES
The trading price of each Fund’s Shares on the NYSE Arca may differ from the Fund’s daily NAV. The NYSE Arca disseminates the approximate value of Shares of a Fund every fifteen seconds. This approximate value should not be viewed as a “real-time” update of the NAV per Share of a Fund because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day, generally at the end of the business day. A Fund is not involved in, or responsible for, the calculation or dissemination of the approximate value and a Fund does not make any warranty as to its accuracy.

Each Fund calculates its NAV by:

Taking the current market value of its total assets;
Subtracting any liabilities; and
Dividing that amount by the total number of Shares outstanding.

Each Fund generally calculates its NAV once each Business Day as of the regularly scheduled close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). The NYSE is open Monday through Friday, except on observation of the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. If the NYSE has an earlier closing time (scheduled or unscheduled), such as on days in advance of holidays generally observed by the NYSE, a Fund may calculate its NAV as of the earlier closing time or calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day, so long as the Investment Adviser believes there generally remains an adequate market to obtain reliable and accurate market quotations. A Fund generally does not calculate its NAV on any non-Business Day. However, if the NYSE is closed for any other reason on a day it would normally be open for business, a Fund may calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day, so long as the Investment Adviser believes there generally remains an adequate market to obtain reliable and accurate market quotations. Each Fund discloses its NAV on a daily basis. For more information, or to obtain a Fund’s NAV, please call 800.820.0888 or visit the Guggenheim Investments website-www.guggenheiminvestments.com.

When calculating the NAV, a Fund will value the portfolio securities and assets of a Fund for which market quotations are readily available at the current market price of those securities and assets. With respect to portfolio securities and assets of a Fund for which market quotations are not readily available, or which cannot be accurately valued under the Funds’ valuation procedures, the Fund will fair value those securities and assets.

Equity securities traded on a domestic securities exchange will usually be valued at the last sale price on that exchange on the day the valuation is made, provided, however, that securities listed on NASDAQ will usually be

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valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If no sale is reported, then the last bid price is used.

Debt securities with a maturity greater than 60 days at the time of purchase will usually be valued based on pricing services approved by the Board, when available. Prices obtained from pricing services use various inputs, methods, models and assumptions, which may include information provided by broker-dealers and other market makers. Commercial paper is valued using a pricing service. Discount notes with a maturity of 60 days or less are valued at amortized cost, unless it is deemed that amortized cost does not represent fair value, in which case the applicable asset will be valued using prices obtained from pricing services. If prices obtained from pricing services are unavailable, then securities are generally fair valued. Certain securities may also be valued based on broker bid prices.

For foreign securities and other assets that are priced in a currency other than U.S. dollars, a Fund will convert the security or asset from the local currency into U.S. dollars using the relevant current exchange rate. Foreign securities may trade in their primary markets on weekends or other days when the Funds do not price their Shares and, therefore, the value of portfolio securities of a Fund may change on days when shareholders will be unable to purchase or redeem the Fund's Shares.

If market quotations are not readily available, are unreliable, or a significant event has occurred, securities are priced at fair value as determined in good faith using methods approved by the Board. For example, market prices may be unavailable if trading in a particular portfolio security was halted during the day and did not resume prior to a Fund’s NAV calculation. The Investment Adviser may view market prices as unreliable when the value of a security has been materially affected by events occurring after the market closes, but prior to the time as of which a Fund calculates its NAV.

The use of fair valuation in pricing a security involves the consideration of a number of subjective factors and therefore, is susceptible to the unavoidable risk that the valuation may be higher or lower than the price at which the security might actually trade if a reliable market price were readily available.

More information about the valuation of a Fund's holdings can be found in the SAI and the Fund's shareholder reports (when available).

CREATION UNITS
Investors such as market makers, large investors and institutions who wish to deal in Creation Units directly with each Fund must have entered into an authorized participant agreement with the Distributor, or purchase through a dealer that has entered into such an agreement. Set forth below is a brief description of the procedures applicable to purchase and redemption of Creation Units. For more detailed information, see “Creation and Redemption of Creation Unit Aggregations” in the SAI.

HOW TO BUY SHARES
In order to purchase Creation Units of each Fund, an investor must generally deposit a designated portfolio of securities constituting a substantial replication, or a representation, of the securities included in the Index (the “Deposit Securities”) (and/or an amount of cash in lieu of some or all of the Deposit Securities) and generally make a small cash payment referred to as the “Cash Component.” For those Authorized Participants (as defined below) that are not eligible for trading a Deposit Security, custom orders are available. The list of the names and the amounts of the Deposit Securities is made available by each Fund’s custodian through the facilities of the National Securities Clearing Corporation, commonly referred to as NSCC, immediately prior to the opening of business each day of the NYSE. The Cash Component represents the difference between the NAV of a Creation Unit and the market value of the Deposit Securities. In the case of custom orders, cash-in-lieu may be added to the Cash Component to replace any Deposit Securities that the Authorized Participant (as defined below) may not be eligible to trade or the Investment Adviser believes are in the best interests of the Fund not to accept in kind.

Orders must be placed by or through a participant of The Depository Trust Company (“DTC Participant”) that has entered into an agreement with the Trust, the distributor and the transfer agent, with respect to purchases and redemptions of Creation Units (collectively, “Authorized Participant” or “AP”) and must be in proper form pursuant to the requirements regarding submission and logistics set forth in such agreement. See “Creation and Redemption of Creation Unit Aggregations” in the SAI. All standard orders must be placed for one or more whole Creation Units of Shares of each Fund and must be received by the distributor in proper form no later than the

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close of regular trading on the NYSE Arca, (ordinarily 4:00 p.m. Eastern time) (“Closing Time”) in order to receive that day’s closing NAV per Share. In the case of certain custom orders, placed at the request of the AP and as further described in the SAI, the order must be received by the distributor no later than one hour prior to Closing Time in order to receive that day’s closing NAV per Share. A custom order may be placed by an Authorized Participant in the event that the Trust permits or requires the substitution of an amount of cash to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such Authorized Participant or the investor for which it is acting or any other relevant reason. See “Creation and Redemption of Creation Unit Aggregations” in the SAI.

The following fixed creation transaction fees per transaction for the Funds (the “Creation Transaction Fee”) set forth in the table below are applicable to each transaction regardless of the number of Creation Units purchased in the transaction.

Fund	Fixed Creation Transaction Fees (per Transaction)
Guggenheim Canadian Energy Income ETF	$500
Guggenheim China Real Estate ETF	$1,000
Guggenheim China Small Cap ETF	$4,000
Guggenheim Frontier Markets ETF	$2,000
Guggenheim International Multi-Asset Income ETF	$2,000
Guggenheim Shipping ETF	$500
Guggenheim MSCI Global Timber ETF	$500

An additional variable charge for cash creations or partial cash creations may also be imposed to compensate a Fund for the costs associated with buying the applicable securities. Each Fund may adjust these fees from time to time based on actual experience.

Each Fund reserves the right to effect creations in cash. A shareholder may request a cash creation in lieu of securities, however, the Fund may, in its discretion, reject any such request. See “Creation and Redemption of Creation Unit Aggregations” in the SAI. The price for each Creation Unit will equal the daily NAV per Share times the number of Shares in a Creation Unit plus the fees described above and, if applicable, any transfer taxes.

Shares of each Fund may be issued in advance of receipt of all Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 115% of the market value of the missing Deposit Securities. See “Creation and Redemption of Creation Unit Aggregations” in the SAI.

LEGAL RESTRICTIONS ON TRANSACTIONS IN CERTAIN SECURITIES
An investor subject to a legal restriction with respect to a particular security required to be deposited in connection with the purchase of a Creation Unit may, at a Fund’s discretion, be permitted to deposit an equivalent amount of cash in substitution for any security which would otherwise be included in the Deposit Securities applicable to the purchase of a Creation Unit. For more details, see “Creation and Redemption of Creation Unit Aggregations” in the SAI.

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REDEMPTION OF SHARES
Shares may be redeemed only in Creation Units at their NAV and only on a day the NYSE Arca is open for business. Each Fund’s custodian makes available immediately prior to the opening of business each day of the NYSE Arca, through the facilities of the NSCC, the list of the names and the number of shares of each Fund’s portfolio securities that will be applicable that day to redemption requests in proper form (“Fund Securities”). Fund Securities received on redemption may not be identical to Deposit Securities, which are applicable to purchases of Creation Units. Unless cash redemptions or partial cash redemptions are available or specified for each Fund, the redemption proceeds consist of the Fund Securities, plus cash in an amount equal to the difference between the NAV of Shares being redeemed as next determined after receipt by the transfer agent of a redemption request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less the applicable redemption fee and, if applicable, any transfer taxes. Should the Fund Securities have a value greater than the NAV of Shares being redeemed, a compensating cash payment to the Trust equal to the differential, plus the applicable redemption fee and, if applicable, any transfer taxes will be required to be arranged for, by or on behalf of the redeeming shareholder. For more details, see “Creation and Redemption of Creation Unit Aggregations” in the SAI.

An order to redeem Creation Units of each Fund may only be effected by or through an Authorized Participant. An order to redeem must be placed for one or more whole Creation Units and must be received by the transfer agent in proper form no later than the Closing Time in order to receive that day’s closing NAV per Share. In the case of certain custom orders, placed at the request of the AP and as further described in the SAI, the order must be received by the transfer agent no later than 3:00 p.m. Eastern time.

The following fixed redemption transaction fees per transaction for each Fund (the “Redemption Transaction Fee”) set forth in the table below are applicable to each redemption transaction regardless of the number of Creation Units redeemed in the transaction.

Fund	Fixed Redemption Transaction Fees (per Transaction)
Guggenheim Canadian Energy Income ETF	$500
Guggenheim China Real Estate ETF	$1,000
Guggenheim China Small Cap ETF	$4,000
Guggenheim Frontier Markets ETF	$2,000
Guggenheim International Multi-Asset Income ETF	$2,000
Guggenheim Shipping ETF	$500
Guggenheim MSCI Global Timber ETF	$500

An additional variable charge may be imposed for cash redemptions or partial cash redemptions (to compensate a Fund for the costs associated with selling the applicable securities). A Fund may adjust these fees from time to time based on actual experience. Each Fund reserves the right to effect redemptions wholly or partially in cash. A shareholder may request a cash redemption or partial cash redemption in lieu of securities, however, each Fund may, in its discretion, reject any such request. See “Creation and Redemption of Creation Unit Aggregations” in the SAI.

DISTRIBUTIONS
Dividends and Capital Gains. Fund shareholders are entitled to their share of each Fund’s income and net realized gains on its investments. Each Fund pays out substantially all of its net earnings to its shareholders as “distributions.”

Each Fund typically earns income dividends from stocks and may earn interest from debt securities. These amounts, net of expenses, are passed along to Fund shareholders as “income dividend distributions.” Each Fund realizes capital gains or losses whenever it sells securities. Net long-term capital gains are distributed to shareholders as “capital gain distributions.”

Income dividends, if any, are distributed to shareholders annually except for the Guggenheim Canadian Energy Income ETF, Guggenheim International Multi-Asset Income ETF and Guggenheim Shipping ETF, which distribute quarterly. Net capital gains are distributed at least annually. Dividends may be declared and paid more frequently to improve Index tracking or to comply with the distribution requirements of the Internal Revenue Code of 1986,

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as amended that are applicable to regulated investment companies. Some portion of each distribution may result in a return of capital. Fund shareholders will be notified regarding the portion of the distribution that represents a return of capital.

Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through which the Shares were purchased makes such option available.

DISTRIBUTION AND SERVICE PLAN
The Board has adopted a distribution and service plan (the “Plan”) pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”). Under the Plan, each Fund is authorized to pay distribution fees in connection with the sale and distribution of its shares and pay service fees in connection with the provision of ongoing services to shareholders and the maintenance of shareholder accounts in an amount up to 0.25% of its average daily net assets each year.

No 12b-1 fees are currently paid by each Fund, and there are no current plans to impose these fees. In addition, no such fee may be paid in the future without further approval by the Board, and the Board has adopted a resolution that no such fee will be paid for at least 12 months from the date of this Prospectus. However, in the event 12b-1 fees are charged in the future, because these fees are paid out of each Fund’s assets on an ongoing basis, these fees will increase the cost of your investment in each Fund. By purchasing shares subject to distribution fees and service fees, you may pay more over time than you would by purchasing shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the rules of the Financial Industry Regulatory Authority (“FINRA”). The net income attributable to the Shares will be reduced by the amount of distribution fees and service fees and other expenses of each Fund.

The Investment Adviser or its affiliates may make payments to broker-dealers, banks or other financial intermediaries (together, “intermediaries”) related to marketing activities and presentations, educational training programs, the support of technology platforms and/or reporting systems, or their making shares of the Funds and certain other Guggenheim Funds ETFs available to their customers. Such payments, which may be significant to the intermediary, are not made by the Funds. Rather, such payments are made by the Investment Adviser or its affiliates from their own resources, which come directly or indirectly in part from fees paid by the Guggenheim Funds ETF complex. Payments of this type are sometimes referred to as revenue-sharing payments. A financial intermediary may make decisions about which investment options it recommends or makes available, or the level of services provided, to its customers based on the revenue-sharing payments it is eligible to receive. Therefore, such payments to an intermediary create conflicts of interest between the intermediary and its customers and may cause the intermediary to recommend the Funds or other Guggenheim Funds ETFs over another investment. More information regarding these payments is contained in the Funds’ SAI. Please contact your salesperson or other investment professional for more information regarding any such payments his or her firm may receive from the Investment Adviser or its affiliates.

Frequent Purchases and Redemptions

The Funds impose no restrictions on the frequency of purchases and redemptions. The Board evaluated the risks of market timing activities by the Funds’ shareholders when they considered that no restriction or policy was necessary. The Board noted that the Funds’ Shares can only be purchased and redeemed directly from the Funds in Creation Units by APs and that the vast majority of trading in the Funds’ Shares occurs on the secondary market. Because the secondary market trades do not involve the Funds directly, it is unlikely those trades would cause many of the harmful effects of market timing, including dilution, disruption of portfolio management, increases in the Funds’ trading costs and the realization of capital gains. To the extent the Funds may effect the purchase or redemption of Creation Units in exchange wholly or partially for cash, the Board noted that such trades could result in dilution to the Funds and increased transaction costs, which could negatively impact the Funds’ ability to achieve their investment objectives. However, the Board noted that direct trading by APs is critical to ensuring that the Funds’ Shares trade at or close to NAV. In addition, the Funds impose fixed and variable transaction fees on purchases and redemptions of Creation Units to cover brokerage fees and custodial and other costs incurred by the Funds in effecting trades, thus reducing the risk of dilution to the Funds. Finally, the Funds reserve the right to not accept orders from APs that the Investment Adviser has determined may be disruptive to the management of the Funds or otherwise not in the Funds’ best interests.

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Fund Service Providers

MUFG Investor Services (US), LLC is the administrator of the Funds.

The Bank of New York Mellon is the custodian and fund accounting and transfer agent for the Funds.

Dechert LLP serves as legal counsel to the Funds.

Ernst & Young LLP serves as the Funds’ independent registered public accounting firm. The independent registered public accounting firm is responsible for auditing the annual financial statements of the Funds and performs other audit-related and tax services.

Index Providers

S&P Dow Jones Indices LLC is the Index Provider for the Guggenheim Canadian Energy Income ETF. S&P Dow Jones Indices LLC is not affiliated with the Trust, the Investment Adviser or the distributor. The Investment Adviser has entered into a license agreement with S&P Dow Jones Indices LLC to use the Index.

AlphaShares is the Index Provider for the Guggenheim China Real Estate ETF and Guggenheim China Small Cap ETF. AlphaShares is not affiliated with the Trust, the Investment Adviser or the distributor. The Investment Adviser has entered into a license agreement with AlphaShares to use the applicable Index.

BNY Mellon is the Index Provider for the Guggenheim Frontier Markets ETF. BNY Mellon is not affiliated with the Trust, the Investment Adviser or the distributor. The Investment Adviser has entered into a license agreement with BNY Mellon to use the Index.

Zacks Investment Research, Inc. ("Zacks") is the Index Provider for the Guggenheim International Multi-Asset Income ETF. Zacks is not affiliated with the Trust, the Investment Adviser or the distributor. The Investment Adviser has entered into a license agreement with Zacks to use the Index.

CME Indexes is the Index Provider for the Guggenheim Shipping ETF. CME Indexes is not affiliated with the Trust, the Investment Adviser or the distributor. The Investment Adviser has entered into a license agreement with CME Indexes to use the Index.

MSCI Inc. ("MSCI") is the Index Provider for the Guggenheim MSCI Global Timber ETF. MSCI is not affiliated with the Trust, the Investment Adviser or the distributor. The Investment Adviser has entered into a license agreement with MSCI to use the Index.

Each Fund is entitled to use its respective underlying Index pursuant to a sub-licensing arrangement with the Investment Adviser.

Disclaimers

“Standard & Poor’s®”, “S&P®” and “S&P/TSX High Income Energy Index” are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and have been licensed for use by the Investment Adviser. The Fund is not sponsored, endorsed, sold or promoted by S&P and S&P makes no representation regarding the advisability of investing in Shares of the Fund.

S&P does not guarantee the accuracy and/or the completeness of the Index or any data included therein, and S&P shall have no liability for any errors, omissions or interruptions therein. S&P makes no warranty, condition or representation express or implied, as to results to be obtained by the Investment Adviser, owners of the Shares of the Fund or any other person or entity from the use of the Index or any data included therein. S&P makes no express or implied warranties, representations or conditions, and expressly disclaims all warranties or conditions of merchantability or fitness for a particular purpose or use and any other express or implied warranty or condition with respect to the Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P

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or have any liability for any special, punitive, indirect or consequential damages (including lost profits) resulting from the use of the Index or any data included therein even if notified of the possibility of such damages.

The Investment Adviser does not guarantee the accuracy and/or the completeness of the Index or any data included therein, and the Investment Adviser shall have no liability for any errors, omissions or interruptions therein.

The “AlphaShares China Real Estate Index” and “AlphaShares China Small Cap Index” are registered trademarks of AlphaShares and has been licensed for use by the Investment Adviser. The Funds are not sponsored, endorsed, sold or promoted by AlphaShares and AlphaShares makes no representation regarding the advisability of investing in Shares of the Funds.

The Guggenheim China Real Estate ETF and Guggenheim China Small Cap ETF and their Shares are not sponsored, endorsed, sold or promoted by AlphaShares and its affiliates. AlphaShares makes no representation or warranty, express or implied, to the shareholders of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the Index to track general stock market performance. AlphaShares’ only relationship to the Investment Adviser is the licensing of certain trademarks and trade names of AlphaShares and of the Indexes, which are determined, composed and calculated by AlphaShares without regard to Investment Adviser or the Funds. AlphaShares has no obligation to take the needs of the Investment Adviser or the shareholders of the Funds into consideration in determining, composing or calculating the Indexes. AlphaShares is not responsible for and has not participated in the determination of the prices of the Shares of the Funds or the timing of the issuance or sale of such Shares or in the determination or calculation of the equation by which the Shares are to be converted into cash. AlphaShares has no obligation or liability in connection with the administration, marketing, or trading of the Funds or their Shares.

The “Zacks International Multi-Asset Income Index” is a trademark of Zacks and has been licensed for use for certain purposes by the Investment Adviser. The Fund is not sponsored, endorsed, sold or promoted by Zacks and Zacks makes no representation regarding the advisability of investing in Shares of the Fund.

The Guggenheim International Multi-Asset Income ETF and its Shares are not sponsored, endorsed, sold or promoted by Zacks. Zacks makes no representation or warranty, express or implied, to the shareholders of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of any data supplied by Zacks to track general stock market performance. Zacks’ only relationship to the Investment Adviser is the licensing of certain trademarks and trade names of Zacks and of the data supplied by Zacks, which is determined, composed and calculated by Zacks without regard to the Fund or its Shares. Zacks has no obligation to take the needs of the Investment Adviser or the shareholders of the Fund into consideration in determining, composing or calculating the data supplied by Zacks. Zacks is not responsible for and has not participated in the determination of the prices of the Shares of the Fund or the timing of the issuance or sale of such Shares. Zacks has no obligation or liability in connection with the administration, marketing or trading of the Fund or its Shares.

“BNY Mellon” and the “BNY Mellon New Frontier Index” are service marks of The Bank of New York Corporation (the “Bank”) and have been licensed for use for certain purposes by the Investment Adviser.

The Investment Adviser’s products based on the Indexes named above are not sponsored, endorsed, sold, recommended or promoted by the Bank or any of its subsidiaries or affiliates, and none of the Bank or any of its subsidiaries or affiliates makes any representation or warranty, express or implied, to the purchasers or owners of the products or any member of the public regarding the advisability of investing in financial products generally or in these products particularly, the ability of The BNY Mellon New Frontier Index to track market performance or the suitability or appropriateness of the products for such purchasers, owners or such member of the public. The relationship between the Bank, on one hand, and the Investment Adviser, on the other, is limited to the licensing of certain trademarks, trade names and indexes, which indexes are determined, composed and calculated by the Bank or its agent without regard to licensing of certain trademarks, trade names and indexes, which indexes are determined, composed and calculated by the Bank or its agent without regard to the Investment Adviser or its products. Neither the Bank nor any of its subsidiaries or affiliates has any obligation to take the needs of the Investment Adviser or the purchasers or owners of their products into consideration in determining, composing or calculating The BNY Mellon New Frontier Index named above. Neither the Bank nor any of its subsidiaries or affiliates is responsible for, or has participated in, the determination of the timing of, prices at, or quantities of the products to be issued or in the determination or calculation of the equation by which the products are to be

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converted into cash. Neither the Bank nor any of its subsidiaries or affiliates has any obligation or liability in connection with the administration, marketing or trading of the products. NEITHER THE BANK NOR ANY OF ITS SUBSIDIARIES OR AFFILIATES GUARANTEES THE ACCURACY OR COMPLETENESS OF THE BNY MELLON NEW FRONTIER INDEX OR ANY DATA INCLUDED THEREIN, AND NEITHER THE BANK NOR ANY OF ITS SUBSIDIARIES OR AFFILIATES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. NEITHER THE BANK NOR ANY OF ITS SUBSIDIARIES OR AFFILIATES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE INVESTMENT ADVISER, PURCHASERS OR OWNERS OF THEIR PRODUCTS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BNY MELLON NEW FRONTIER INDEX OR ANY DATA INCLUDED THEREIN. NEITHER THE BANK NOR ANY OF ITS SUBSIDIARIES OR AFFILIATES MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BNY MELLON NEW FRONTIER INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE BANK OR ANY OF ITS SUBSIDIARIES OR AFFILIATES HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING, WITHOUT LIMITATION, LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

The Guggenheim Shipping ETF is not sponsored, endorsed, sold or promoted by CME Indexes and CME Indexes makes no representation regarding the advisability of investing in Shares of the Fund.

The “Dow Jones Global Shipping IndexSM” is a product of Dow Jones Indexes, the marketing name and a licensed trademark of CME Indexes, and has been licensed for use. “Dow Jones®”, “Dow Jones Global Shipping IndexSM” and “Dow Jones Indexes” are service marks of Dow Jones Trademark Holdings, LLC (“Dow Jones”), have been licensed to CME Indexes and sublicensed for use for certain purposes by the Investment Adviser. The Guggenheim Shipping ETF is not sponsored, endorsed, sold or promoted by Dow Jones, CME Indexes or their respective affiliates. Dow Jones, CME Indexes and their respective affiliates make no representation or warranty, express or implied, to the owners of the Guggenheim Shipping ETF or any member of the public regarding the advisability of trading in the Fund. Dow Jones’, CME Indexes’ and their respective affiliates’ only relationship to the Licensee is the licensing of certain trademarks and trade names of Dow Jones and of the Index which is determined, composed and calculated by CME Indexes without regard to the Investment Adviser or the Guggenheim Shipping ETF. Dow Jones and CME Indexes have no obligation to take the needs of the Investment Adviser or the owners of the Guggenheim Shipping ETF into consideration in determining, composing or calculating the Index. Dow Jones, CME Indexes and their respective affiliates are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the Guggenheim Shipping ETF to be sold or in the determination or calculation of the equation by which the Fund’s shares are to be converted into cash. Dow Jones, CME Indexes and their respective affiliates have no obligation or liability in connection with the administration, marketing or trading of the Guggenheim Shipping ETF. Notwithstanding the foregoing, CME Group Inc. and its affiliates may independently issue and/or sponsor financial products unrelated to the Guggenheim Shipping ETF currently being issued by the Investment Adviser, but which may be similar to and competitive with the Fund. In addition, CME Group Inc. and its affiliates may trade financial products which are linked to the performance of the Dow Jones Global Shipping IndexSM. It is possible that this trading activity will affect the value of the Dow Jones Global Shipping IndexSM and the Guggenheim Shipping ETF.

DOW JONES, CME INDEXES AND THEIR RESPECTIVE AFFILIATES DO NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA INCLUDED THEREIN AND DOW JONES, CME INDEXES AND THEIR RESPECTIVE AFFILIATES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. DOW JONES, CME INDEXES AND THEIR RESPECTIVE AFFILIATES MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE INVESTMENT ADVISER, OWNERS OF THE GUGGENHEIM SHIPPING ETF, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN. DOW JONES, CME INDEXES AND THEIR RESPECTIVE AFFILIATES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL DOW JONES, CME INDEXES OR THEIR RESPECTIVE AFFILIATES HAVE ANY LIABILITY FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES OR LOSSES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES. EXCEPT AS EXPRESSLY AGREED BY CME INDEXES AND THE LICENSEE, THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN CME INDEXES AND THE INVESTMENT ADVISER, OTHER THAN THE LICENSORS OF CME INDEXES.

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THE GUGGENHEIM MSCI GLOBAL TIMBER ETF IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI INC. (“MSCI”), ANY OF ITS AFFILIATES, ANY OF ITS INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE “MSCI PARTIES”). THE MSCI ACWI IMI TIMBER SELECT INDEX (THE “MSCI INDEX”) IS THE EXCLUSIVE PROPERTY OF MSCI. MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY GUGGENHEIM INVESTMENTS. NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE ISSUER OR OWNERS OF THE GUGGENHEIM MSCI GLOBAL TIMBER ETF OR ANY OTHER PERSON OR ENTITY REGARDING THE ADVISABILITY OF INVESTING IN THE GUGGENHEIM MSCI GLOBAL TIMBER ETF GENERALLY OR IN THE GUGGENHEIM MSCI GLOBAL TIMBER ETF PARTICULARLY OR THE ABILITY OF THE MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE. MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEX WHICH IS DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THE GUGGENHEIM MSCI GLOBAL TIMBER ETF OR THE ISSUER OR OWNERS OF THE GUGGENHEIM MSCI GLOBAL TIMBER ETF OR ANY OTHER PERSON OR ENTITY. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUER OR OWNERS OF THE GUGGENHEIM MSCI GLOBAL TIMBER ETF OR ANY OTHER PERSON OR ENTITY INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEX. NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THE GUGGENHEIM MSCI GLOBAL TIMBER ETF TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY OR THE CONSIDERATION INTO WHICH THE GUGGENHEIM MSCI GLOBAL TIMBER ETF IS REDEEMABLE. FURTHER, NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE ISSUER OR OWNERS OF THE GUGGENHEIM MSCI GLOBAL TIMBER ETF OR ANY OTHER PERSON OR ENTITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THE GUGGENHEIM MSCI GLOBAL TIMBER ETF.

ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEX FROM SOURCES THAT MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF THE MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER OF THE GUGGENHEIM MSCI GLOBAL TIMBER ETF, OWNERS OF THE GUGGENHEIM MSCI GLOBAL TIMBER ETF, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARTIES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO THE MSCI INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Dow Jones, its affiliates, sources and distribution agents (together, the “Indicative Value Calculation Agent”) shall not be liable to the Guggenheim China Real Estate ETF, Guggenheim China Small Cap ETF, Guggenheim MSCI Global Timber ETF, Guggenheim Canadian Energy Income ETF or Guggenheim International Multi-Asset Income ETF, or the Investment Adviser, any customer or any third party for any loss or damage, direct, indirect or consequential, arising from (i) any inaccuracy or incompleteness in, or delays, interruptions, errors or omissions in the delivery of the intraday indicative value with respect to the Funds (“Indicative Value”) or any data related to (the “Data”) or (ii) any decision made or action taken by the Funds or the Investment Adviser, any customer or third party in reliance upon the Data. The Indicative Value Calculation Agent does not make any warranties, express or implied, to the Funds or the Investment Adviser, any investor in the Funds or any one else regarding the Data, including, without limitation, any warranties with respect to the timeliness, sequence, accuracy, completeness, currentness, merchantability, quality or fitness for a particular purpose or any warranties as to the results to be obtained by the Funds or the Investment Adviser, any investors in the Funds or other person in connection with the use of the Data. The Indicative Value Calculation Agent shall not be liable to the Funds or the Investment Adviser, any investor in the Funds or other third parties for any damages, including without limitation, loss of business revenues, lost profits or any indirect, consequential, special or similar damages whatsoever, whether in contract, tort or otherwise, even if advised of the possibility of such damages.

The Investment Adviser does not guarantee the accuracy and/or the completeness of each Index or any data included therein, and the Investment Adviser shall have no liability for any errors, omissions or interruptions therein.

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Federal Income Taxation

As with any investment, you should consider how your investment in Shares will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares.

Unless your investment in Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA plan, you need to be aware of the possible tax consequences when:

•	Your Fund makes distributions,

•	You sell your Shares listed on the NYSE Arca, and

•	You purchase or redeem Creation Units.
TAXES ON DISTRIBUTIONS
Income dividends, if any, are distributed to shareholders quarterly and long-term capital gains, if any, are distributed to shareholders annually except for the Guggenheim Canadian Energy Income ETF, Guggenheim International Multi-Asset Income ETF and Guggenheim Shipping ETF, which distribute quarterly. Each Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements. In general, your distributions are subject to federal income tax when they are paid, whether you take them in cash or reinvest them in a Fund. Dividends paid out of a Fund’s income and net short-term gains, if any, are taxable as ordinary income. Distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the Shares.

Dividends that are designated as qualified dividend income are eligible for the reduced maximum rate to individuals of 15% or 20% (depending on whether the individual’s income exceeds certain threshold amounts) to the extent that a Fund receives qualified dividend income and subject to certain limitations.

Long-term capital gains of non-corporate taxpayers are generally taxed at a maximum rate of either 15% or 20% depending on whether the individual’s income exceeds certain threshold amounts.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Distributions in excess of a Fund’s current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of your basis in the Shares, and as capital gain thereafter. A distribution will reduce a Fund’s NAV per Share and may be taxable to you as ordinary income or capital gain even though, from an investment standpoint, the distribution may constitute a return of capital.

Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them.

Redemption of shares by a shareholder as part of a liquidation generally will be considered a taxable event. If the amount you receive as liquidation proceeds upon a Fund’s termination is higher or lower than your cost basis, you will generally recognize a gain or loss for tax purposes.

If you are not a citizen or permanent resident of the United States, or if you are a foreign entity, each Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies or unless such income is effectively connected with a U.S. trade or business. Prospective investors are urged to consult their tax advisors concerning the applicability of the U.S. withholding tax.

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Dividends, interest and gains received by the Funds may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Shareholders of a Fund may, subject to certain limitations, be entitled to claim a credit or a deduction with respect to foreign taxes if the Fund is eligible to and elects to pass through these taxes to you. If a Fund makes such an election, the shareholders would also be required to include in their income their proportionate share of the foreign taxes covered by the election.

By law, each Fund must withhold a percentage of your distributions and proceeds if you have not provided a taxpayer identification number or social security number. The backup withholding rate for individuals is currently 28%.

Discussion of Certain Chinese Tax Matters (Guggenheim China Real Estate ETF and Guggenheim China Small Cap ETF only). Although the enactment of the Enterprise Income Tax Law, effective January 1, 2008, provided a 10% withholding tax upon Chinese non-residents with respect to capital gains, significant uncertainties remain regarding this law. Such uncertainties may result in capital gains imposed upon the Funds relative to companies headquartered, managed or listed in China. While the application and enforcement of this law to the Funds remains subject to clarification, to the extent that such taxes are imposed on any capital gains of the Funds relative to companies headquartered, managed or listed in China, a Fund’s NAV or returns may be adversely impacted.

TAXES ON EXCHANGE-LISTED SHARES SALES
Currently, any capital gain or loss realized upon a sale of Shares is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less. Capital loss realized on the sale or exchange of Shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder. The ability to deduct capital losses may be limited.

TAXES ON PURCHASE AND REDEMPTION OF CREATION UNITS
An Authorized Participant who exchanges equity securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the exchanger’s aggregate basis in the securities surrendered and the Cash Component paid. A person who exchanges Creation Units for equity securities will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the aggregate market value of the securities received and the Cash Redemption Amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales” on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether the wash sale rules apply and when a loss might be deductible.

Under current federal tax laws, any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as a short-term capital gain or loss if the Shares have been held for one year or less.

If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many and at what price you purchased or sold Shares.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in a Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions and sales of Fund Shares. You are advised to consult your personal tax advisor about the potential tax consequences of an investment in Fund Shares under all applicable tax laws.

Tax-Advantaged Product Structure

Unlike interests in many conventional mutual funds, the Shares are traded throughout the day on a national securities exchange, whereas mutual fund interests are typically only bought and sold at closing NAVs. The Shares have been designed to be tradable in the secondary market on a national securities exchange on an intra-day basis, and to be created and redeemed in-kind and/or for cash in Creation Units at each day’s next calculated NAV. To the

82 |

extent Creation Units are created and redeemed in-kind, those arrangements are designed to protect ongoing shareholders from adverse effects on the Funds’ portfolios that could arise from frequent cash creation and redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders because the mutual fund may need to sell portfolio securities to obtain cash to meet fund redemptions. These sales may generate taxable gains for the shareholders of the mutual fund, whereas the Shares’ in-kind redemption mechanism generally will not lead to a tax event for the Funds or their ongoing shareholders.

Other Information

For purposes of the 1940 Act, each Fund is treated as a registered investment company. Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including shares of the Funds. Registered investment companies are permitted to invest in the Funds beyond the limits set forth in Section 12(d)(1) subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with a Fund.

The Prospectus and SAI, related regulatory filings, and any other Fund communications or disclosure documents do not purport to create any contractual obligations between each Fund and shareholders. Each Fund may amend any of these documents or enter into (or amend) a contract on behalf of each Fund without shareholder approval except where shareholder approval is specifically required. Further, shareholders are not intended third-party beneficiaries of any contracts entered into by (or on behalf of) each Fund, including contracts with the Investment Adviser or other parties who provide services to the Funds.

Premium/Discount Information

Information about the differences between the daily market price on secondary markets for Shares and the NAV of each Fund can be found at www.guggenheiminvestments.com.

Total Return Information

Information about the total return of each Fund’s Index in comparison to the total return of that Fund can be found at www.guggenheiminvestments.com.

Financial Highlights

The financial highlights table is intended to help you understand each Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Funds’ financial statements which have been audited by Ernst & Young LLP, whose report, along with the Funds’ audited financial statements, are included in the Funds’ Annual Report, which is available upon request.

PROSPECTUS | 83

ENY Guggenheim Canadian Energy Income ETF

	Year Ended May 31, 2017	Year Ended May 31, 2016	Year Ended May 31, 2015	Year Ended May 31, 2014	Year Ended May 31, 2013
Per Share Data:
Net asset value, beginning of period	$8.35	$10.74	$16.36	$14.51	$14.83
Income from investment operations:
Net investment income(a)	0.26	0.29	0.41	0.42	0.45
Net gain (loss) on investments (realized and unrealized)	(0.21)	(2.39)	(5.63)	1.88	(0.33)
Total from investment operations	0.05	(2.10)	(5.22)	2.30	0.12
Less distributions from:
Net investment income	(0.26)	(0.29)	(0.40)	(0.39)	(0.42)
Return of capital	—	—	—	(0.06)	(0.02)
Total distributions to shareholders	(0.26)	(0.29)	(0.40)	(0.45)	(0.44)
Net asset value, end of period	$8.14	$8.35	$10.74	$16.36	$14.51
Market value, end of period	$8.09	$8.33	$10.79	$16.44	$14.43
Total Return(b)
Net asset value	0.36%	(19.34)%	(32.39)%	16.30%	0.61%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$24,596	$29,374	$42,082	$46,127	$60,518
Ratio to average net assets of:
Net investment income	2.95%	3.68%	3.15%	2.87%	2.89%
Total expenses	0.90%	0.87%	0.79%	0.80%	0.83%
Net expenses	0.66%	0.69%	0.70%	0.71%	0.70%
Portfolio turnover rate(c)	22%	35%	28%	80%	130%

(a)	Based on average shares outstanding.

(b)
Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return.

(c)	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.

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TAO Guggenheim China Real Estate ETF

	Year Ended May 31, 2017	Year Ended May 31, 2016	Year Ended May 31, 2015	Year Ended May 31, 2014	Year Ended May 31, 2013
Per Share Data:
Net asset value, beginning of period	$18.92	$24.50	$20.52	$22.03	$16.72
Income from investment operations:
Net investment income(a)	0.68	0.81	0.66	0.68	0.41
Net gain (loss) on investments (realized and unrealized)	5.82	(5.42)	3.86	(1.54)	5.29
Total from investment operations	6.50	(4.61)	4.52	(0.86)	5.70
Less distributions from:
Net investment income	(0.40)	(0.97)	(0.54)	(0.65)	(0.39)
Total distributions to shareholders	(0.40)	(0.97)	(0.54)	(0.65)	(0.39)
Net asset value, end of period	$25.02	$18.92	$24.50	$20.52	$22.03
Market value, end of period	$25.14	$18.83	$24.55	$20.43	$21.66
Total Return(b)
Net asset value	34.94%	(19.05)%	22.50%	(3.82)%	34.05%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$44,038	$12,490	$34,548	$22,778	$50,881
Ratio to average net assets of:
Net investment income	3.14%	3.94%	3.04%	3.32%	1.88%
Total expenses	0.99%	1.15%	0.88%	0.95%	0.93%
Net expenses	0.70%	0.70%	0.70%	0.71%	0.70%
Portfolio turnover rate(c)	17%	32%	16%	9%	20%

(a)	Based on average shares outstanding.

(b)
Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return.

(c)	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.

85 |

HAO Guggenheim China Small Cap ETF

	Year Ended May 31, 2017	Year Ended May 31, 2016	Year Ended May 31, 2015	Year Ended May 31, 2014	Year Ended May 31, 2013
Per Share Data:
Net asset value, beginning of period	$22.06	$34.78	$24.72	$24.68	$19.97
Income from investment operations:
Net investment income(a)	0.55	0.72	0.51	0.56	0.41
Net gain (loss) on investments (realized and unrealized)	3.35	(12.50)	10.14	0.03	4.61
Total from investment operations	3.90	(11.78)	10.65	0.59	5.02
Less distributions from:
Net investment income	(0.76)	(0.94)	(0.59)	(0.55)	(0.31)
Total distributions to shareholders	(0.76)	(0.94)	(0.59)	(0.55)	(0.31)
Net asset value, end of period	$25.20	$22.06	$34.78	$24.72	$24.68
Market value, end of period	$24.97	$22.04	$34.56	$24.70	$24.31
Total Return(b)
Net asset value	18.05%	(34.14)%	43.88%	2.24%	25.24%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$85,687	$94,879	$299,087	$206,421	$236,923
Ratio to average net assets of:
Net investment income	2.27%	2.83%	1.86%	2.23%	1.81%
Total expenses	0.90%	0.87%	0.83%	0.84%	0.84%
Net expenses	0.75%	0.75%	0.75%	0.76%	0.75%
Portfolio turnover rate(c)	27%	28%	31%	29%	31%

(a)	Based on average shares outstanding.

(b)
Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return.

(c)	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.

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FRN Guggenheim Frontier Markets ETF

	Year Ended May 31, 2017	Year Ended May 31, 2016	Year Ended May 31, 2015	Year Ended May 31, 2014	Year Ended May 31, 2013
Per Share Data:
Net asset value, beginning of period	$11.48	$13.23	$16.79	$17.41	$19.08
Income from investment operations:
Net investment income(a)	0.34	0.34	0.23	0.38	0.71
Net gain (loss) on investments (realized and unrealized)	$2.41	$(1.89)	(3.36)	(0.35)	(1.77)
Total from investment operations	$2.75	$(1.55)	(3.13)	0.03	(1.06)
Less distributions from:
Net investment income	$(0.47)	$(0.20)	(0.43)	(0.65)	(0.61)
Total distributions to shareholders	(0.47)	(0.20)	(0.43)	(0.65)	(0.61)
Net asset value, end of period	$13.76	$11.48	$13.23	$16.79	$17.41
Market value, end of period	$13.74	$11.33	$13.33	$16.86	$17.17
Total Return(b)
Net asset value	24.72%	(11.59)%	(18.75)%	0.24%	(5.94)%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$63,834	$39,481	$62,058	$87,970	$112,098
Ratio to average net assets of:
Net investment income	2.83%	2.96%	1.50%	2.28%	3.66%
Total expenses	1.17%	1.28%	0.77%	0.81%	0.75%
Net expenses	0.70%	0.70%	0.70%	0.71%	0.70%
Portfolio turnover rate(c)	74%	57%	94%	24%	46%

(a)	Based on average shares outstanding.

(b)
Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return.

(c)	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.

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HGI Guggenheim International Multi-Asset Income ETF

	Year Ended May 31, 2017	Year Ended May 31, 2016	Year Ended May 31, 2015	Year Ended May 31, 2014	Year Ended May 31, 2013
Per Share Data:
Net asset value, beginning of period	$14.75	$17.65	$19.61	$17.26	$15.05
Income from investment operations:
Net investment income(a)	0.53	0.54	0.70	0.65	0.74
Net gain (loss) on investments (realized and unrealized)	2.07	(2.89)	(2.00)	2.41	2.22
Total from investment operations	2.60	(2.35)	(1.30)	3.06	2.96
Less distributions from:
Net investment income	(0.54)	(0.55)	(0.66)	(0.68)	(0.75)
Return of capital	—	—	—	(0.03)	—
Total distributions to shareholders	(0.54)	(0.55)	(0.66)	(0.71)	(0.75)
Net asset value, end of period	$16.81	$14.75	$17.65	$19.61	$17.26
Market value, end of period	$16.79	$14.66	$17.60	$19.74	$17.19
Total Return(b)
Net asset value	18.09%	(13.30)%	(6.64)%	18.23%	20.03%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$15,132	$16,229	$26,480	$33,344	$119,116
Ratio to average net assets of:
Net investment income	3.45%	3.56%	3.81%	3.70%	4.45%
Total expenses	1.37%	1.13%	0.97%	0.84%	0.81%
Net expenses	0.70%	0.70%	0.70%	0.70%	0.70%
Portfolio turnover rate(c)	103%	117%	108%	85%	60%

(a)	Based on average shares outstanding.

(b)
Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return.

(c)	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.

88 |

SEA Guggenheim Shipping ETF

	Year Ended May 31, 2017	Year Ended May 31, 2016	Year Ended May 31, 2015	Year Ended May 31, 2014	Year Ended May 31, 2013
Per Share Data:
Net asset value, beginning of period	$12.01	$19.60	$22.68	$17.51	$16.03
Income from investment operations:
Net investment income(a)	0.57	1.02	0.99	0.56	0.45
Net gain (loss) on investments (realized and unrealized)	(0.38)	(7.15)	(3.35)	5.06	1.49
Total from investment operations	0.19	(6.13)	(2.36)	5.62	1.94
Less distributions from:
Net investment income	(0.70)	(1.46)	(0.72)	(0.45)	(0.46)
Total distributions to shareholders	(0.70)	(1.46)	(0.72)	(0.45)	(0.46)
Net asset value, end of period	$11.50	$12.01	$19.60	$22.68	$17.51
Market value, end of period	$11.49	$12.00	$19.55	$22.69	$17.43
Total Return(b)
Net asset value	1.83%	(32.56)%	(10.52)%	32.57%	12.44%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$103,484	$37,225	$70,577	$117,953	$35,011
Ratio to average net assets of:
Net investment income	4.84%	6.95%	4.82%	2.72%	2.76%
Total expenses	0.65%	0.65%	0.65%	0.66%	0.65%
Portfolio turnover rate(c)	24%	34%	27%	18%	42%

(a)	Based on average shares outstanding.

(b)
Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return.

(c)	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.

89 |

CUT Guggenheim MSCI Global Timber ETF (formerly, Guggenheim Timber ETF)

	Year Ended May 31, 2017	Year Ended May 31, 2016	Year Ended May 31, 2015	Year Ended May 31, 2014	Year Ended May 31, 2013
Per Share Data:
Net asset value, beginning of period	$23.63	$26.28	$25.37	$22.19	$15.71
Income from investment operations:
Net investment income(a)	0.47	0.67	0.61	0.53	0.46
Net gain (loss) on investments (realized and unrealized)	3.99	(2.96)	0.99	3.01	6.27
Total from investment operations	4.46	(2.29)	1.60	3.54	6.73
Less distributions from:
Net investment income	(0.52)	(0.36)	(0.69)	(0.36)	(0.25)
Total distributions to shareholders	(0.52)	(0.36)	(0.69)	(0.36)	(0.25)
Net asset value, end of period	$27.57	$23.63	$26.28	$25.37	$22.19
Market value, end of period	$27.52	$23.59	$26.26	$25.33	$22.10
Total Return(b)
Net asset value	19.09%	(8.72)%	6.50%	15.93%	43.01%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$190,203	$163,060	$199,709	$253,668	$223,035
Ratio to average net assets of:
Net investment income	1.85%	2.83%	2.44%	2.18%	2.28%
Total expenses	0.70%	0.75%	0.76%	0.75%	0.76%
Net expenses	0.57%	0.60%	0.70%	0.71%	0.70%
Portfolio turnover rate(c)	8%	60%	29%	5%	2%

(a)	Based on average shares outstanding.

(b)
Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return.

(c)	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.

90 |

For More Information

Existing Shareholders or Prospective Investors
• Call your broker
• Visit guggenheiminvestments.com

Dealers
• Visit guggenheiminvestments.com
• Distributor Telephone: 800.820.0888

Investment Adviser
Guggenheim Funds Investment Advisors, LLC
227 West Monroe Street
Chicago, Illinois 60606

Distributor
Guggenheim Funds Distributors, LLC
227 West Monroe Street
Chicago, Illinois 60606

Custodian
The Bank of New York Mellon
101 Barclay Street
New York, New York 10286

Transfer Agent
The Bank of New York Mellon
101 Barclay Street
New York, New York 10286

Legal Counsel
Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm
Ernst & Young LLP
1775 Tysons Blvd
Tysons, VA 22102

PROSPECTUS | 91

A Statement of Additional Information dated September 28, 2017, which contains more details about each Fund, is incorporated by reference in its entirety into this Prospectus, which means that it is legally part of this Prospectus.

You will find additional information about each Fund's investments in its annual and semi-annual reports to shareholders, when available. The annual report will explain the market conditions and investment strategies affecting each Fund’s performance during its last fiscal year.

You can ask questions or obtain a free copy of the Funds’ shareholder reports or the SAI by calling 800.820.0888. Free copies of the Funds’ shareholder reports and the SAI are available from our website at guggenheiminvestments.com.

Information about each Fund, including its reports and the SAI, has been filed with the SEC. These materials can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC or on the EDGAR database on the SEC’s internet site (http://www.sec.gov). Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (202) 551-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, 100 F Street NE, Room 1580, Washington, DC 20549.

PROSPECTUS

Distributor
Guggenheim Funds Distributors, LLC
227 West Monroe Street
Chicago, Illinois 60606
guggenheiminvestments.com

September 28, 2017

Investment Company Act File No. 811-21910.

ETF-PRO-T2COMBO

Claymore Exchange-Traded Fund Trust 2

Statement of Additional Information

September 28, 2017

This Statement of Additional Information ("SAI") provides information relating to the following series (each, a “Fund” and, collectively, the “Funds”) of Claymore Exchange-Traded Fund Trust 2 (the "Trust"):

Name of Fund	NYSE Arca Ticker Symbol
Guggenheim Canadian Energy Income ETF	ENY
Guggenheim China Real Estate ETF	TAO
Guggenheim China Small Cap ETF	HAO
Guggenheim Frontier Markets ETF	FRN
Guggenheim International Multi-Asset Income ETF	HGI
Guggenheim Shipping ETF	SEA
Guggenheim MSCI Global Timber ETF	CUT

This SAI is not a prospectus. This SAI relates to the Funds’ prospectus dated September 28, 2017, as may be supplemented from time to time (the “Prospectus”), and should be read in conjunction with the Prospectus. The audited financial statements for each Fund and the related report of Ernst & Young LLP, the Funds’ independent registered public accounting firm, contained in the Funds’ 2017 Annual Report, dated May 31, 2017, are incorporated herein by reference.

The Prospectus (and the Funds’ annual and semi-annual reports) may be obtained without charge by writing to the Trust's Distributor, Guggenheim Funds Distributors, LLC,  227 West Monroe Street, Chicago, Illinois 60606, by calling 800.820.0888 or by visiting www.guggenheiminvestments.com/services/prospectuses-and-reports.

As described herein, the investment adviser to each Fund is Guggenheim Funds Investment Advisors, LLC, 227 West Monroe Street, 7th Floor, Chicago, Illinois 60606.

GENERAL INFORMATION

The Trust was organized as a Delaware statutory trust on June 8, 2006 and is authorized to have multiple series or portfolios. The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently consists of 16 investment portfolios. This SAI relates to the following seven investment portfolios: Guggenheim Canadian Energy Income ETF, Guggenheim China Real Estate ETF, Guggenheim China Small Cap ETF, Guggenheim Frontier Markets ETF, Guggenheim International Multi-Asset Income ETF, Guggenheim Shipping ETF and Guggenheim MSCI Global Timber ETF(1) (each, a “Fund” and together, the “Funds”). Each Fund is based on an underlying index (each, an “Underlying Index,” and together, the “Underlying Indices”). Except for Guggenheim China Small Cap ETF and Guggenheim International Multi-Asset Income ETF, each Fund is a non-"diversified company” and, as such, each Fund's investments are not required to meet certain diversification requirements under the 1940 Act, which if applicable would restrict a Fund's investments in particular issuers.1 The shares of the Funds are referred to herein as “Shares” or “Fund Shares.”

The Funds are managed by Guggenheim Funds Investment Advisors, LLC ("Guggenheim Funds Advisors" or the “Investment Adviser”).

The Funds offer and issue Shares at net asset value (“NAV”) only in aggregations of a specified number of Shares (each a “Creation Unit” or a “Creation Unit Aggregation”), generally in exchange for a basket of component securities included in the relevant Underlying Indices (the “Deposit Securities”) and/or an amount of cash in lieu of some or all of the Deposit Securities, together with the deposit of a specified cash payment (the “Cash Component”). The Fund Shares are listed and traded on the NYSE Arca, Inc. (the “NYSE Arca”). Fund Shares will trade on the NYSE Arca at market prices that may be below, at or above NAV. Shares are redeemable only in Creation Unit Aggregations and, generally, in exchange for portfolio securities and/or a specified cash payment. Creation Units are aggregations of large specified blocks of Shares set forth in the table below. In the event of the liquidation of a Fund, the Trust may lower the number of Shares in a Creation Unit.

Fund(s)	Creation unit size
Guggenheim International Multi-Asset Income ETF	100,000 Shares

Guggenheim Shipping ETF
Guggenheim Canadian Energy Income ETF	50,000 Shares

Guggenheim China Real Estate ETF

Guggenheim China Small Cap ETF

Guggenheim Frontier Markets ETF

Guggenheim MSCI Global Timber ETF

The Trust reserves the right to offer a “cash” option for creations and redemptions of Fund Shares. Fund Shares may be issued in advance of receipt of Deposit Securities subject to various conditions including a requirement to maintain on deposit with the Trust cash at least equal to 115% of the market value of the missing Deposit Securities. See the “Creation and Redemption of Creation Unit Aggregations” section. In each instance of such cash creations or redemptions, transaction fees may be imposed that will be higher than the transaction fees associated with in-kind creations or redemptions. In all cases, such fees will be limited in accordance with the requirements of the Securities and Exchange Commission ("SEC") applicable to management investment companies offering redeemable securities.

1 Currently, under the 1940 Act, for a fund to be classified as a "diversified company," at least 75% of the value of the fund's total assets must be represented by cash and cash items (including receivables), government securities, securities of other investment companies, and securities of other issuers, which for the purposes of this calculation are limited in respect of any one issuer to an amount (valued at the time of investment) not greater in value than 5% of the fund's total assets and to not more than 10% of the outstanding voting securities of such issuer. Pursuant to certain positions of the staff of the Securities and Exchange Commission ("SEC"), if a Fund's investments are "diversified" under the 1940 Act for a period of three years, the Fund may be considered "diversified" and may not be able to convert to a non-"diversified company" without the approval of shareholders.

EXCHANGE LISTING AND TRADING

There can be no assurance that the requirements of the NYSE Arca necessary to maintain the listing of Shares of a Fund will continue to be met. The NYSE Arca may, but is not required to, remove the Shares of a Fund from listing if (i) following the initial 12-month period beginning at the commencement of trading of the Fund, there are fewer than 50 beneficial owners of the Shares of the Fund for 30 or more consecutive trading days; (ii) the value of the Underlying Indices is no longer calculated or available; or (iii) such other event shall occur or condition exist that, in the opinion of the NYSE Arca, makes further dealings on the NYSE Arca inadvisable. The NYSE Arca will remove the Shares of a Fund from listing and trading upon termination of such Fund.

As in the case of other stocks traded on the NYSE Arca, broker’s commissions on transactions will be based on negotiated commission rates at customary levels.

The Trust reserves the right to adjust the price levels of the Shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of each Fund.

INVESTMENT METHODS AND RISK FACTORS

Each Fund’s principal investment strategies and the risks associated with the same are described in the “Summary Information” and “Descriptions of Risks” sections of the Prospectus. The following discussion provides additional information about those principal investment strategies and related risks, as well as information about other investment strategies that the Fund may utilize and related risks that may apply to the Fund, even though they are not considered to be “principal” investment strategies of the Fund. Accordingly, an investment strategy and related risk that is described below, but which is not described in the Fund’s Prospectus, should not be considered to be a principal investment strategy or principal risk applicable to that Fund.

Some of the risk factors related to certain securities, instruments and techniques that may be used by the Funds are described in the “Summary Information” and “Descriptions of Risks” sections of the Prospectus and in this SAI. The following is a description of certain additional risk factors related to various securities, instruments and techniques. Also included is a general description of some of the investment instruments, techniques and methods that may be used by one or more of the Funds. Although the Funds may employ the techniques, instruments and methods described below, consistent with its investment objective and policies and any applicable law and regulatory requirements, a Fund is not be required to do so.

General Risk Factors. The NAV of each Fund is expected to fluctuate, reflecting fluctuations in the market value of its portfolio positions.

American Depositary Receipts (ADRs). Each of the Funds may purchase ADRs. ADRs are dollar-denominated receipts issued generally by U.S. banks and which represent the deposit with the bank of a foreign company’s securities. ADRs are publicly traded on exchanges or over-the-counter in the United States. Investors should consider carefully the substantial risks involved in investing in securities issued by companies of foreign nations, which are in addition to the usual risks inherent in domestic investments. See “Foreign Investment Risks,” below. ADRs, European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”) or other securities convertible into securities of issuers based in foreign countries are not necessarily denominated in the same currency as the securities into which they may be converted. In general, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, while EDRs (also referred to as Continental Depositary Receipts (“CDRs”)), in bearer form, may be denominated in other currencies and are designed for use in European securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. GDRs are global receipts evidencing a similar arrangement. For purposes of the Funds’ investment policies, ADRs, EDRs and GDRs usually are deemed to have the same classification as the underlying securities they represent. Thus, an ADR, EDR or GDR representing ownership of common stock will be treated as common stock.

Depositary receipts are issued through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the cost of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

Business Development Companies (“BDCs”). The Guggenheim International Multi-Asset Income ETF may invest in BDCs. The 1940 Act, imposes certain restraints upon the operations of BDCs. For example, BDCs are required to invest at least 70% of their total assets primarily in securities of private companies or thinly traded U.S. public companies, cash, cash equivalents, U.S. government securities and high quality debt investments that mature in one year or less. Generally, little public information exists for private and thinly traded companies and there is a risk that investors may not be able to make a fully informed investment decision. With investments in debt instruments, there is a risk that the issuer may default on its payments or declare bankruptcy. Additionally, a BDC may only incur indebtedness in amounts such that the BDC's asset coverage equals at least 200% after such incurrence. These limitations on asset mix and leverage may prohibit the way that the BDC raises capital. BDCs generally invest in less mature private companies which involve greater risk than well-established publicly-traded companies.

Cyber Security and Operational Risk. With the increased use of technologies in the course of business, the Funds and their service providers have become potentially more susceptible to operational, information security and risks resulting from cyber-attacks. Cyber-attacks are intentional actions and unintentional events that may cause operational disruptions and failures, including the theft or corruption of data maintained online or digitally, denial of service on websites, and the unauthorized release of confidential information. Successful cyber-attacks against, or cyber security breakdowns of, a Fund and/or third party service providers may adversely impact the Funds and their shareholders by, among other things, interfering with the processing of shareholder transactions, impacting a Fund’s ability to calculate its net asset value, causing the release of private shareholder information or confidential Fund information, impeding trading, causing reputational damage, and subjecting a Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and additional compliance and cyber security risk management costs. Although the Funds and their service providers may have established business continuity plans and systems designed to reduce the risks or adverse effects associated with cyber attacks, there are inherent limitations in these plans and systems, including that certain risks may not have been identified, in large part because different or unknown threats may emerge in the future. Similar types of cyber security risks also are present for issuers of securities in which a Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investment in such securities to lose value.

A Fund’s investments or its service providers may be negatively impacted due to operational risks arising from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel, and errors caused by third-party service providers or trading counterparties. In particular, these errors or failures as well as other technological issues may adversely affect the Funds’ ability to calculate their net asset values in a timely manner, including over a potentially extended period. Although the Funds attempt to minimize such failures through controls and oversight, it is not possible to identify all of the operational risks that may affect a Fund or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures. A Fund and its shareholders could be negatively impacted as a result.

Derivatives Regulatory Risk. The laws and regulations that apply to derivatives (e.g., swaps, futures, etc.) and persons who use them (including a Fund, the Investment Advisers and others) are rapidly changing in the U.S. and abroad. As a result, restrictions and additional regulations may be imposed on these parties, trading restrictions may be adopted and additional trading costs are possible. The impact of these changes on any of the Funds and their investment strategies is not yet fully ascertainable.

In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), was signed into law in July 2010. The Dodd-Frank Act is still changing radically the way in which the U.S. financial system is supervised and regulated. Title VII of the Dodd-Frank Act sets forth a new legislative framework for over-the-counter (“OTC”) derivatives, including financial instruments, such as swaps, in which the Funds may invest. Title VII of the Dodd-Frank Act makes broad changes to the OTC derivatives market, grants significant new authority to the SEC and the Commodities Futures Trading Commission ("CFTC") to regulate OTC derivatives and market participants, and requires clearing and exchange trading of many OTC derivatives transactions. The CFTC and SEC finalized the definition of “swap” and “security-based swap.” These definitions provide the parameters around which contracts will be subject to further regulation under the Dodd-Frank Act.

Provisions in the Dodd-Frank Act also include new capital and margin requirements and the mandatory use of clearinghouse mechanisms for and exchange trading of many OTC derivative transactions. The CFTC, SEC and other federal regulators have been tasked with developing the rules and regulations enacting the provisions of the Dodd-Frank Act. Because there is a prescribed phase-in period during which most of the mandated rulemaking and regulations will be implemented, it is not possible at this time to gauge the exact nature and scope of the impact of the Dodd-Frank Act on any of the Funds. However, swap dealers, major market participants and swap counterparties are experiencing additional regulations, requirements, compliance burdens and associated costs. The new law and the rules may negatively impact a Fund’s ability to meet its investment objective either through limits or requirements imposed on it or upon its counterparties. In particular, new position limits imposed on a Fund or its counterparties may impact that Fund’s ability to invest in futures, options and swaps in a manner that efficiently meets its investment objective. New requirements, even if not directly applicable to the Funds, including capital requirements, changes to the CFTC speculative position limits regime and mandatory clearing, may increase the cost of a Fund’s investments and cost of doing business, which would adversely affect investors.

In December 2015, the SEC proposed a new exemptive rule that would regulate the use of derivatives and other transactions by investment companies registered under the 1940 Act, such as the Funds. The outcome and effect of this proposal cannot be predicted accurately. If the proposed rule is adopted, it could impact the Funds’ ability to invest or remain invested in derivatives and achieve their respective investment objectives. The Investment Adviser continue to evaluate the potential impact of the new governmental regulation on the Funds and may have to make changes to the Funds' strategies in the future.

Equity Securities. Equity securities, such as common stock, represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Common stock generally takes the form of shares in a corporation. The value of a company’s stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. A stock’s value also may fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company’s stock also may be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds, other debt and preferred stock. For this reason, the value of a company’s stock will usually react more strongly than its bonds, other debt and preferred stock to actual or perceived changes in the company’s financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies. Stocks of companies that the portfolio managers believe are fast-growing may trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks.

Equity-Linked Securities. The Funds may invest in equity-linked securities which are primarily used as an alternative means to access the securities markets of emerging market countries more efficiently and effectively. Equity-linked securities may also be known as participation notes, equity swaps, and zero strike calls and warrants. Equity-linked securities are privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or “basket” of stocks, or sometimes a single stock. A Fund deposits an amount of cash with its custodian (or broker, if legally permitted) in an amount near or equal to the selling price of the underlying security in exchange for an equity-linked security. Upon sale, the Fund receives cash from the broker or custodian equal to the current value of the underlying security. Aside from market risk of the underlying security, there is the risk that the issuer of an equity-linked security may default on its obligation under the security. In addition, while the Fund will seek to enter into such transactions only with parties that are capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to close out such a transaction with the other party or obtain an offsetting position with any other party, at any time prior to the end of the term of the underlying agreement. This may impair a Fund’s ability to enter into other transactions at a time when doing so might be advantageous.

Foreign Investment Risks. Investment in foreign securities involves risks and considerations not present in domestic investments. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The securities of non-U.S. issuers generally are not registered with the SEC, nor are the issuers thereof usually subject to the SEC’s reporting requirements. Accordingly, there may be less publicly available information about foreign securities and issuers than is available with respect to U.S. securities and issuers. Foreign securities markets, while growing in volume, have for the most part substantially less volume than United States securities markets, and securities of foreign companies are generally less liquid and at times their prices may be more volatile than prices of comparable United States companies. Foreign stock exchanges, brokers and listed companies generally are subject to less government supervision and regulation than in the United States. The customary settlement time for foreign securities may be longer than the customary settlement time for United States securities. A Fund’s income and gains from foreign issuers may be subject to non-U.S. withholding or other taxes, thereby reducing its income and gains. In addition, with respect to some foreign countries, there is the increased possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Fund, political or social instability, or diplomatic developments which could affect the investments of the Fund in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, rate of savings and capital reinvestment, resource self-sufficiency and balance of payments positions.

Adverse Market Characteristics. Securities of many foreign issuers may be less liquid and their prices more volatile than securities of comparable U.S. issuers. In addition, foreign securities exchanges and brokers generally are subject to less governmental supervision and regulation than in the U.S., and foreign securities exchange transactions usually are subject to fixed commissions, which generally are higher than negotiated commissions on U.S. transactions. In addition, foreign securities exchange transactions may be subject to difficulties associated with the settlement of such transactions. Delays in settlement could result in temporary periods when assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause it to miss attractive opportunities. Inability to dispose of a portfolio security due to settlement problems either could result in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. The Investment Adviser will consider such difficulties when determining the allocation of the Fund’s assets.

Australia. Australia’s agriculture and mining sectors account for a significant portion of its economy, making its economy—and in turn, a Fund’s investments—particularly susceptible to adverse changes in these sectors. In addition, Australia’s economy is heavily dependent on international trade, meaning the economic conditions of trading partners such as the U.S., Asia and other regions or specific countries may affect the value of a Fund’s investments. Australia is also prone to natural disasters such as floods and droughts, and a Fund’s investments in Australia may be more likely to be affected by such events than its investments in other geographic regions.

Costs. Investors should understand that the expense ratio of Funds investing in foreign securities can be expected to be higher than investment companies investing in domestic securities since the cost of maintaining the custody of foreign securities and the rate of advisory fees paid by these Funds are higher.

Currency Fluctuations. Because certain Funds, under normal circumstances, may invest substantial portions of their total assets in the securities of foreign issuers which are denominated in foreign currencies, the strength or weakness of the U.S. dollar against such foreign currencies will account for part of the Fund’s investment performance. A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of the Fund’s holdings of securities denominated in such currency and, therefore, will cause an overall decline in the Fund’s NAV and any net investment income and capital gains to be distributed in U.S. dollars to shareholders of the Fund.

The rate of exchange between the U.S. dollar and other currencies is determined by several factors including the supply and demand for particular currencies, central bank efforts to support particular currencies, the movement of interest rates, the pace of business activity in certain other countries and the U.S., and other economic and financial conditions affecting the world economy.

Although the Funds value their assets daily in terms of U.S. dollars, the Funds do not intend to convert holdings of foreign currencies into U.S. dollars on a daily basis. A Fund will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (“spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to sell that currency to the dealer.

Eastern Europe. Changes occurring in Eastern Europe and Russia today could have long-term potential consequences. As restrictions fall, this could result in rising standards of living, lower manufacturing costs, growing consumer spending, and substantial economic growth. However, investment in the countries of Eastern Europe and Russia is highly speculative at this time. Political and economic reforms are too recent to establish a definite trend away from centrally-planned economies and state-owned industries. In many of the countries of Eastern Europe and Russia, there is no stock exchange or formal market for securities. Such countries may also have government exchange controls, currencies with no recognizable market value relative to the established currencies of western market economies, little or no experience in trading in securities, no financial reporting standards, a lack of a banking and securities infrastructure to handle such trading, and a legal tradition which does not recognize rights in private property. In addition, these countries may have national policies which restrict investments in companies deemed sensitive to the country’s national interest. Further, the governments in such countries may require governmental or quasi-governmental authorities to act as custodian of the Fund’s assets invested in such countries, and these authorities may not qualify as a foreign custodian under the 1940 Act, and exemptive relief from such Act may be required. All of these considerations are among the factors which could cause significant risks and uncertainties to investment in Eastern Europe and Russia.

The United States and other countries have imposed sanctions against Russia. In addition, if the United States or other countries impose additional sanctions against Russia or a country in Eastern Europe, or any sectors therein, certain Fund investments in a country or sector subject to sanctions could potentially be limited or face certain liquidity challenges. Sanctions could prohibit a Fund from investing in securities issued by companies subject to such sanctions. Sanctions could also require that a Fund freeze its existing investments in these companies, which would prohibit the Fund from selling or transacting in these investments.

Emerging Countries. Certain Funds may invest in equity securities in emerging markets. Investing in securities in emerging countries may entail greater risks than investing in debt securities in developed countries. These risks include: (1) less social, political and economic stability; (2) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (3) certain national policies which may restrict the Fund’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (4) foreign taxation; and (5) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property. Sovereign debt of emerging countries may be in default or present a greater risk of default.

A Fund’s Investment Adviser has broad discretion to identify countries that it considers to qualify as “emerging markets.”  An Index Provider's classification of a country as an emerging market may be based on many factors including interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances and/or legal, social and political developments, as well as whether the country is considered to be emerging or developing by supranational organizations such as the World Bank, the United Nations, or other similar entities.  Emerging market countries generally will include countries with low gross national product per capital and the potential for rapid economic growth and are likely to be located in Africa, Asia, the Middle East, Eastern and Central Europe and Central and South America.

Europe. The European Union (“EU”) is an intergovernmental and supranational organization comprised of most Western European countries and an increasing number of Eastern European countries (each such country, a “Member State”). The EU aims to establish and administer a single market among Member States—consisting of a common trade policy and a single currency—and Member States established the European Economic and Monetary Union (“EMU”) in pursuit of this goal. The EMU sets forth certain policies intended to increase economic coordination and monetary cooperation. Many Member States have adopted the EMU’s euro as their currency and other Member States are generally expected to adopt the euro in the future. When a Member State adopts the euro as its currency, the Member State cedes its authority to control monetary policy to the European Central Bank.

Member States, however, face a number of challenges, including, but not limited to: tight fiscal and monetary controls, complications that result from adjustment to a new currency, the absence of exchange rate flexibility, and the loss of economic sovereignty. Unemployment in some European countries has been historically higher than in the United States, potentially exposing investors to political risk. Any or all of these challenges may affect the value of a Fund’s investments.

In addition, changes to the value of the euro against the U.S. dollar could also affect the value of a Fund. Investing in euro-denominated securities, or securities denominated in other European currencies, entails risk of exposure to a currency that may not fully reflect the strengths and weaknesses of the disparate European economies. It is possible that the euro could be abandoned in the future by those countries that have adopted it and the effects of such abandonment on individual countries and the EMU as a whole are uncertain, but could be negative. Any strength in the exchange rate between the euro and the U.S. dollar can have a positive or negative effect upon valuation, and thus upon profits.

The recent global economic crisis also increases uncertainty surrounding Europe-linked investments. The crisis triggered recessions among many European countries and weakened the countries’ banking and financial sectors. Several smaller European economies in which a Fund may invest were brought to the brink of bankruptcy. In addition, the crisis worsened public deficits across Europe, and some European countries including Greece, Ireland, Italy, Portugal and Spain, in which a Fund may invest may be dependent on assistance from other governments or organizations. Such assistance may be subject to a country’s successful implementation of certain reforms. An insufficient level of assistance (whether triggered by a failure to implement reforms or by any other factor) could cause a deep economic downturn and affect the value of a Fund’s investments.

For some countries, the ability to repay their debt is in question, and the possibility of default is real, which could affect their ability to borrow in the future. A default or debt restructuring of any European country would adversely impact holders of that country’s debt and sellers of credit default swaps linked to that country’s creditworthiness, which may be located outside the country defaulting or restructuring. Furthermore, there is the fear of contagion that could occur if one country defaults on its debt, and that a default in one country could trigger declines and cause other countries in the region to default as well.

Certain of the larger European economies have shown limited signs of recovery from this recent crisis; however, significant risks still threaten the potential recovery, such as high official debts and deficits, aging populations, over-regulation of non-financial businesses, and doubts about the sustainability of the EMU. In response to the crisis, many countries instituted measures to temporarily increase liquidity. These countries will need to make certain economic and political decisions in order to restore sustainable economic growth and fiscal policy. While many initiatives have been instituted to strengthen regulation and supervision of financial markets in the EU, greater regulation is expected in the near future.

The EU currently faces major issues involving its membership, structure, procedures, and policies, including: the adoption, abandonment, or adjustment of the new constitutional treaty; the EU’s expansion to the south and east; and resolution of the EU’s fiscal and democratic accountability problems. As Member States unify their economic and monetary policies, movements in European markets will lose the benefit of diversification within the region. One or more Member States might exit the EU, placing its currency and banking system in jeopardy. In connection with these uncertainties, currencies have become more volatile, subjecting the Fund’s investments to additional risks.

Brexit. The future of the EU is uncertain. In a June 2016 referendum, citizens of the United Kingdom voted to leave the EU (also known as “Brexit”). On March 29, 2017, the United Kingdom gave its formal notice of withdrawal from the EU to the European Commission, which begins a two-year process of formal withdrawal from the EU. During this period and beyond, the impact on the United Kingdom and Economic and Monetary Union and the broader global economy is unknown but could be significant and could result in increased volatility and illiquidity and potentially lower economic growth. Brexit may have a negative impact on the economy and currency of the United Kingdom and EU as a result of anticipated, perceived or actual changes to the United Kingdom’s economic and political relations with the EU. Brexit may also have a destabilizing impact on the EU to the extent other member states similarly seek to withdraw from the union. Any further exits from the EU, or the possibility of such exits, would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties. Any or all of these challenges may affect the value of a Fund’s investments that economically tied to the United Kingdom or the EU, and could have an adverse impact on the Funds’ performance.

Foreign Investment Restrictions. Certain countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as the Funds. As illustrations, certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investments by foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals. Moreover, the national policies of certain countries may restrict investment opportunities in issuers or industries deemed sensitive to national interests. In addition, some countries require governmental approval for the repatriation of investment income, capital or the proceeds of securities sales by foreign investors. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investments. These restrictions may, at times, limit or preclude investment in certain countries and may increase the costs and expenses of a Fund.

Information and Supervision. There is generally less publicly available information about foreign companies comparable to reports and ratings that are published about companies in the United States. Foreign companies are also generally not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to United States companies.

Investment and Repatriation Restrictions. Foreign investment in the securities markets of certain foreign countries is restricted or controlled in varying degrees. These restrictions may at times limit or preclude investment in certain of such countries and may increase the costs and expenses of a Fund. Investments by foreign investors are subject to a variety of restrictions in many developing countries. These restrictions may take the form of prior governmental approval, limits on the amount or type of securities held by foreigners, and limits on the types of companies in which foreigners may invest. Additional or different restrictions may be imposed at any time by these or other countries in which a Fund invests. In addition, the repatriation of both investment income and capital from several foreign countries is restricted and controlled under certain regulations, including in some cases the need for certain government consents. These restrictions may in the future make it undesirable to invest in these countries.

Japan. Though Japan is one of the world’s largest economic powers, the Fund’s investments in Japan are subject to special risks. Japan’s population is aging and shrinking, increasing the cost of Japan’s pension and public welfare system, lowering domestic demand, and making the country more dependent on exports to sustain its economy. The economic conditions of Japan’s trading partners may therefore affect the value of the Fund’s Japan-linked investments. Currency fluctuations may also significantly affect Japan’s economy. Japan is also prone to natural disasters such as earthquakes and tsunamis, and the Fund’s investments in Japan may be more likely to be affected by such events than its investments in other geographic regions.

Market Characteristics. Foreign securities may be purchased in over-the-counter markets or on stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market. Foreign stock markets are generally not as developed or efficient as, and may be more volatile than, those in the United States. While growing in volume, they usually have substantially less volume than U.S. markets and a Fund’s portfolio securities may be less liquid and more volatile than securities of comparable U.S. companies. Equity securities may trade at price/earnings multiples higher than comparable United States securities, and such levels may not be sustainable. Fixed commissions on foreign stock exchanges are generally higher than negotiated commissions on United States exchanges although the Funds will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of foreign stock exchanges, brokers and listed companies than in the United States. Moreover, settlement practices for transactions in foreign markets may differ from those in United States markets and may include delays beyond periods customary in the United States.

Natural Disasters. Natural disasters, public health emergencies and other global events of force majeure can negatively affect the Fund’s investments. Such events can cause unemployment and economic downturns within an industry or a geographic region in which a Fund invests. They can also directly disrupt the operations, cash flows and overall financial condition of a company in which a Fund invests.

Non-Uniform Corporate Disclosure Standards and Governmental Regulation. Non-U.S. companies are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. companies. In particular, the assets, liabilities and profits appearing on the financial statements of such a company may not reflect its financial position or results of operations in the way they would be reflected had such financial statements been prepared in accordance with U.S. generally accepted accounting principles. Most of the foreign securities held by the Funds will not be registered with the SEC or regulators of any foreign country, nor will the issuers thereof be subject to the SEC’s reporting requirements. Thus, there will be less available information concerning foreign issuers of securities held by the Funds than is available concerning U.S. issuers. In instances where the financial statements of an issuer are not deemed to reflect accurately the financial situation of the issuer, the applicable Investment Adviser will take appropriate steps to evaluate the proposed investment, which may include on-site inspection of the issuer, interviews with its management and consultations with accountants, bankers and other specialists. There is substantially less publicly available information about foreign companies than there are reports and ratings published about U.S. companies and the U.S. government. In addition, where public information is available, it may be less reliable than such information regarding U.S. issuers.

Non-U.S. Withholding Taxes. A Fund’s investment income and gains from foreign issuers may be subject to non-U.S. withholding and other taxes, thereby reducing the Fund’s investment income and gains.

Other. With respect to certain foreign countries, especially developing and emerging ones, there is the possibility of adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of funds or other assets of a Fund, political or social instability, or diplomatic developments which could affect investments by U.S. persons in those countries.

Political and Economic Risks. Investing in securities of non-U.S. companies may entail additional risks due to the potential political and economic instability of certain countries and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation by any country, a Fund could lose its entire investment in any such country.

Certain foreign markets may rely heavily on particular industries or foreign capital, making these markets more vulnerable to diplomatic developments, the imposition of economic sanctions against particular countries or industries, trade barriers, and other protectionist or retaliatory measures.

As a result of any investments in non-U.S. companies, a Fund would be subject to the political and economic risks associated with investments in emerging markets. Even though opportunities for investment may exist in emerging markets, any change in the leadership or policies of the governments of those countries or in the leadership or policies of any other government which exercises a significant influence over those countries may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and thereby eliminate any investment opportunities which may currently exist.

Investors should note that upon the accession to power of authoritarian regimes, the governments of a number of emerging market countries previously expropriated large quantities of real and personal property similar to the property which will be represented by the securities purchased by a Fund. The claims of property owners against those governments were never finally settled. There can be no assurance that any property represented by securities purchased by a Fund will not also be expropriated, nationalized, or otherwise confiscated. If such confiscation were to occur, a Fund could lose a substantial portion of its investments in such countries. A Fund’s investments would similarly be adversely affected by exchange control regulation in any of those countries.

Certain countries in which a Fund may invest may have vocal factions that advocate radical or revolutionary philosophies or support independence. Any disturbance on the part of such individuals could carry the potential for widespread destruction or confiscation of property owned by individuals and entities foreign to such country and could cause the loss of the Fund’s investment in those countries.Political and economic developments, or adverse investor perceptions of such developments, may affect a Fund’s foreign holdings or exposures and may cause the Fund’s investments to become less liquid.

Singapore and Hong Kong. While the economies of Singapore and Hong Kong are exemplars of growth and development, they have been and continue to be subject, to some extent, to over-extension of credit, currency devaluations and restrictions, high unemployment, high inflation, reliance on exports and economic cycles. These factors may affect the value of a Fund’s investments. In addition, these economies are heavily dependent on international trade, meaning the economic conditions of trading partners such as the U.S., Japan, China, and certain European countries may also affect the value of a Fund’s investments. The recent global economic crisis significantly lowered the region’s exports and foreign investments.

Futures, Options and Other Derivative Transactions.

Futures and Options on Futures. Each Fund may invest in futures and options on futures contracts to seek performance that corresponds generally to its respective Index. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price.

An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Futures contracts are traded on a national futures exchange regulated by the CFTC, which reduces the risk that a Fund will be unable to close out a futures contract. To the extent a Fund uses futures and/or options on futures, it would do so in accordance with Rule 4.5 under the CEA, unless otherwise disclosed.

Each Fund may buy and sell index futures contracts with respect to any index traded on a recognized exchange or board of trade. An index futures contract is an agreement pursuant to which the Fund may agree to take or make a cash payment on an index value. No physical delivery of the securities comprising the index is made. Instead, settlement in cash generally must occur daily and upon the termination of the contract. Generally, index futures contracts are closed out prior to the expiration date of the contract.

When a Fund purchases or sells a futures contract, or sells an option thereon, the Fund is required to “cover” its position in order to limit the risk associated with the use of leverage and other related risks. To cover its position, the Fund may earmark or segregate cash or liquid securities that, when added to any amounts deposited with a futures commission merchant as initial margin, are equal to the market value of the futures contract or otherwise “cover” its position in a manner consistent with the 1940 Act or the rules and SEC interpretations thereunder. If a Fund continues to engage in the described securities trading practices and properly earmarks or segregates assets, the assets will function as a practical limit on the amount of leverage which the Fund may undertake and on the potential increase in the speculative character of the Fund. Such practices are intended to assure the availability of adequate funds to meet the obligations of the Fund arising from such investment activities, although there is no guarantee that they will function as intended.

With respect to futures contracts that are not contractually required to “cash-settle,” a Fund usually must cover its open positions by earmarking or segregating on its records cash or liquid assets equal to the contract’s notional value. For futures contracts that are “cash-settled,” however, a Fund is permitted to earmark or segregate cash or liquid assets in an amount equal to the Fund’s next daily marked-to-market (net) obligation, if any (i.e., a Fund’s daily net liability) rather than the notional value. By earmarking or designating assets equal to only its net obligation under cash-settled futures, a Fund will have the ability to employ leverage to a greater extent than if a Fund were required to earmark or segregate assets equal to the full notional value of such contracts.

Each Fund may also cover its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (i.e., an exercise price) as high or higher than the price of the futures contract. In the alternative, if the strike price of the put is less than the price of the futures contract, a Fund will also earmark or segregate cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract and that can be exercised on any date or that has the same exercise date as the expiration date of the futures contract. Each Fund may also cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based). Each Fund may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contract.

Each Fund may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option. In the alternative, if the long position in the underlying futures contract is established at a price greater than the strike price of the written (sold) call, a Fund will earmark or segregate cash or liquid securities equal in value to the difference between the strike price of the call and the price of the futures contract. Each Fund may cover its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, a Fund will earmark or segregate cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract.

Eurodollar futures contracts contracts are U.S. dollar-denominated futures contracts that are based on the implied forward London Interbank Offered Rate (“LIBOR”). These contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Fund may use Eurodollar futures contracts and options thereon to the LIBOR, to which many interest rate swaps and fixed income instruments are linked, or for other purposes.

There are significant risks associated with the Funds’ use of futures contracts and options on futures contracts, including the following: (1) there may be an imperfect or no correlation between the changes in market value of the securities held by a Fund and the prices of futures and options on futures; (2) there may not be a liquid secondary market for a futures contract or option; (3) trading restrictions or limitations may be imposed by an exchange; and (4) government regulations may restrict trading in futures contracts and options on futures. In addition, some strategies reduce a Fund’s exposure to price fluctuations, while others tend to increase its market exposure.

Options. Each Fund may purchase and write (sell) put and call options on securities, stock indices and currencies listed on national securities exchanges or traded in the OTC market to seek performance that corresponds generally to its respective Index. A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period or on expiration, depending on the terms. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period or on expiration, depending on the terms. The premium paid to the writer is the consideration for undertaking the obligations under the option contract.

A Fund may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or OTC markets) to manage its exposure to exchange rates.

Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities.

All options written on indices or securities must be covered. If a Fund writes an option on a security, an index or a foreign currency, it will earmark or segregate cash or liquid securities in an amount at least equal to the market value of the option and will maintain the account while the option is open or will otherwise cover the transaction.

The initial purchase (sale) of an option contract is an “opening transaction.” In order to close out an option position prior to expiration, a Fund may enter into a “closing transaction,” which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. If a Fund is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or the Fund delivers the security upon exercise.

Each Fund may purchase put and call options on securities to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that a Fund may seek to purchase in the future. A Fund purchasing put and call options pays a premium; therefore, if price movements in the underlying securities are such that exercise of the options would not be profitable for a Fund, loss of the premium paid may be offset by an increase in the value of the Fund’s securities or by a decrease in the cost of acquisition of securities by the Fund.

A Fund may write covered call options on securities as a means of increasing the yield on its assets and as a means of providing limited protection against decreases in the securities' market value. When a Fund writes an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Fund will realize as profit the premium received for such option. When a call option of which a Fund is the writer is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option of which a Fund is the writer is exercised, the Fund will be required to purchase the underlying securities at a price in excess of the market value of such securities.

Each Fund may purchase and write options on an exchange or over-the-counter. OTC options differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker.

The market value of an option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the pricing volatility of the underlying security and the time remaining until the expiration date.

Risks associated with options transactions include: (1) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (2) there may not be a liquid secondary market for all options and, in particular, for OTC options; (3) trading restrictions or limitations may be imposed by an exchange; (4) counterparty risk; and (5) while a Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

Forwards. A Fund may engage in forward contracts, including non-deliverable forwards, which are forward contracts on foreign currencies that are cash settled and that do not involve delivery of the currency specified in the contract. The use of forwards may not be successful, resulting in losses to the Fund, and the cost of such strategies may reduce the Fund’s returns. Forwards are subject to the risks associated with derivatives.

Lending of Portfolio Securities. For the purpose of realizing additional income, a Fund may make secured loans of Fund securities amounting to not more than 33 1/3% of its total assets. Securities loans are made to broker/

dealers, institutional investors, or other persons pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the securities loaned, marked to market on a daily basis. The collateral received will consist of cash, U.S. government securities, letters of credit or such other collateral as may be permitted under its investment program. While the securities are being loaned, a Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower, although a portion can be payable to a collateral agent for certain services. When a Fund invests collateral, the Fund will bear the risk of loss and the risk of loss depends on the nature and type of investment made with the collateral. Costs of underlying securities lending activities are not typically reflected in a Fund’s fee and expense ratios. A Fund has a right to call each loan and obtain the securities on five business days’ notice or, in connection with securities trading on foreign markets, within such longer period of time which coincides with the normal settlement period for purchases and sales of such securities in such foreign markets. A Fund will not have the right to vote securities while they are being loaned, but it will call a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to persons deemed by an Investment Adviser to be of good standing and will not be made unless, in the judgment of an Investment Adviser, the consideration to be earned from such loans would justify the risk.

Leverage. Each Fund may use leverage to a limited extent by borrowing for temporary or emergency purposes as set forth in the Fund's Prospectus. Leveraging a Fund creates an opportunity for increased net income but, at the same time, creates special risk considerations. For example, leveraging may exaggerate changes in the NAV of a Fund’s shares and in the yield on a Fund’s portfolio. Although the principal of such borrowings will be fixed, a Fund’s assets may change in value during the time the borrowing is outstanding. Since any decline in value of a Fund’s investments will be borne entirely by the Fund’s shareholders (and not by those persons providing the leverage to the Fund), the effect of leverage in a declining market would be a greater decrease in NAV than if the Fund were not so leveraged. Leveraging will create interest and other expenses for a Fund, which can exceed the investment return from the borrowed funds. To the extent the investment return derived from securities purchased with borrowed funds exceeds the interest a Fund will have to pay, the Fund’s investment return will be greater than if leveraging were not used. Conversely, if the investment return from the assets retained with borrowed funds is not sufficient to cover the cost of leveraging, the investment return of the Fund will be less than if leveraging were not used.

Under the 1940 Act, the Fund is required to maintain continuous asset coverage of 300% with respect to borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of the Fund’s holdings may be disadvantageous from an investment standpoint. The Funds’ policy on borrowing is not intended to limit the ability to pledge assets to secure loans permitted under the Funds’ policies.

Portfolio Turnover Risk. The Fund may engage in active and frequent trading of their portfolio securities to reflect the rebalancing of the Fund's Index. A portfolio turnover rate of 200%, for example, is equivalent to a Fund buying and selling all of its securities two times during the course of the year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs and may result in higher taxes when Shares are held in a taxable account.

The Guggenheim MSCI Global Timber ETF experienced a decreased portfolio turnover rate during the fiscal year ended May 31, 2017 compared to its prior fiscal year. The Fund's trading activity had increased during the fiscal year ended May 31, 2016 due to the change in the Fund's Underlying Index on May 20, 2016.

REITs. REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs, generally by holding both direct ownership interests and mortgage interests in real estate.

In addition to the risks affecting real estate securities generally, REITs are also subject to additional risks. REITs may invest in a limited number of properties, a narrow geographic area or a single type of property, which may increase the risk that the Fund could be adversely affected by the poor performance of a single investment or type of investment. REITs have their own expenses, and as a result, the Fund and its shareholders will indirectly bear its proportionate share of expenses paid by each REIT in which it invests. Finally, certain REITs may be self-liquidating in that a specific term of existence is provided for in the trust document. Such trusts run the risk of liquidating at an economically inopportune time.

REITs are also subject to unique federal tax requirements. A REIT that fails to comply with federal tax requirements affecting REITs may be subject to federal income taxation, which may affect the value of the REIT and the characterization of the REIT’s distributions, and a REIT that fails to comply with the federal tax requirement that a REIT distribute substantially all of its net income to its shareholders may result in a REIT having insufficient capital for future expenditures. The failure of a company to qualify as a REIT could have adverse consequences for a Fund, including significantly reducing return to the Fund on its investment in such company. In the event of a default of an underlying borrower or lessee, a REIT could experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. Investments in REIT equity securities may require a Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. A Fund’s investments in REIT equity securities may at other times result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes such amounts, such distribution could constitute a return of capital to Fund shareholders for federal income tax purposes. Dividends received by a Fund from a REIT generally will not constitute qualified dividend income. REITs often do not provide complete tax information to a Fund until after the calendar year-end. Consequently, because of the delay, it may be necessary for a Fund to request permission from the Internal Revenue Service ("IRS") to extend the deadline for issuance of Forms 1099-DIV.

Repurchase Agreements, Reverse Repurchase Agreements and Dollar Roll Transactions. Each of the Funds may enter into repurchase agreements. Repurchase agreements are similar to loans in many respects. Repurchase agreements are transactions in which the purchaser buys a debt security from a bank or recognized securities dealer and simultaneously commits to resell that security to the bank or dealer at an agreed upon price, date and market rate of interest unrelated to the coupon rate or maturity of the purchased security. If the institution defaults on the repurchase agreement, a Fund will retain possession of the underlying securities. If bankruptcy proceedings are commenced with respect to the seller, realization on the collateral by a Fund may be delayed or limited and the Fund may incur additional costs. In such case, the Fund will be subject to risks associated with changes in market value of the collateral securities. Each Fund intends to enter into repurchase agreements only with banks and broker/dealers believed to present minimal credit risks. Except as described above and elsewhere in this SAI, a Fund may enter into repurchase agreements maturing in less than seven days without limitation.

Repurchase agreements collateralized entirely by cash, U.S. government securities or liquid securities or instruments issued by an issuer that has an exceptionally strong credit quality (“Qualifying Collateral”) generally may be deemed to be “collateralized fully” and may be deemed to be investments in the underlying securities for certain purposes. A Fund may accept collateral other than Qualifying Collateral, including debt securities, equity securities and high yield fixed-income instruments that are rated below investment grade or determined to be of comparable quality (“Alternative Collateral”). Repurchase agreements secured by Alternative Collateral are not deemed to be “collateralized fully” under applicable regulations and the repurchase agreement is therefore considered a separate security issued by the counterparty to the Fund. Accordingly, a Fund must include repurchase agreements that are not “collateralized fully” in its calculations of securities issued by the selling institution held by the Fund for purposes of various portfolio diversification and concentration requirements applicable to the Fund. In addition, Alternative Collateral may not qualify as permitted or appropriate investments for a Fund under the Fund's investment strategies and limitations. Accordingly, if a counterparty to a repurchase agreement defaults and a Fund takes possession of Alternative Collateral, the Fund may need to promptly dispose of the Alternative Collateral (or other securities held by the Fund, if the Fund exceeds a limitation on a permitted investment by virtue of taking possession of the Alternative Collateral). The Alternative Collateral may be particularly illiquid, especially in times of market volatility or in the case of a counterparty insolvency or bankruptcy, which may restrict a Fund's ability to dispose of Alternative Collateral received from the counterparty.

Each of the Funds may also enter into reverse repurchase agreements with the same parties with whom they may enter into repurchase agreements. Under a reverse repurchase agreement, a Fund would sell securities and agree to repurchase them at a particular price at a future date. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by a Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. The Fund will segregate or earmark cash or liquid securities in an amount sufficient to cover its obligation under reverse repurchase agreements. Assets may be segregated with the Fund’s custodian or on the Fund’s books. Investments in reverse repurchase agreements are treated as borrowings and, therefore, are subject to a Fund’s fundamental policy on borrowing.

Shares of Other Investment Companies. Each of the Funds may invest in shares of other investment companies, which may include closed-end funds and exchange-traded funds (“ETFs”).

The investment companies in which the Fund invests may have adopted certain investment restrictions that are more or less restrictive than the Fund's investment restrictions, which may permit the Fund to engage in investment strategies indirectly that are prohibited under the Fund's investment restrictions. For example, to the extent the Fund invests in underlying investment companies that concentrate their investments in an industry, a corresponding portion of the Fund's assets may be indirectly exposed to that particular industry.

A Fund may purchase securities of other investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief. It is the Funds’ policy that if shares of a Fund are purchased by another fund (including any other registered open-end investment company or registered unit investment trust advised by Guggenheim Investments or its affiliates) in reliance on Section 12(d)(1)(G) of the 1940 Act, for so long as shares of the Fund are held by such other fund, the Fund will not purchase securities of a registered open-end investment company or registered unit investment trust in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.

The main risk of investing in index-based investment companies is the same as investing in a portfolio of securities comprising the index. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded. Index-based investments may not replicate exactly the performance of their specified index because of transaction costs and because of the temporary unavailability of certain component securities of the index.

To the extent a Fund invests in other investment companies, it will incur its pro rata share of the underlying investment companies’ expenses (including, for example, Investment Advisery and other management fees). In addition, a Fund will be subject to the effects of business and regulatory developments that affect an underlying investment company or the investment company industry generally.

Short-Term Instruments. When the Funds experience large cash inflows through the sale of securities and/or creation orders and the equity securities that are included in the Funds' respective Indexes are unavailable in sufficient quantities or at attractive prices, the Funds may hold short-term investments for a limited time at the discretion of the Investment Adviser. Short-term instruments consist of: (1) short-term obligations issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or by any of the states; (2) other short-term debt securities; (3) commercial paper; (4) bank obligations, including negotiable certificates of deposit, time deposits and bankers’ acceptances; (5) repurchase agreements; (6) shares of money market funds; and (7) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities as of the date of purchase of not more than 397 days and that are rated in the top-two short-term categories by two Nationally Recognized Statistical Ratings Organizations (“NRSROs”), or if unrated, deemed to be of equal quality by the Investment Adviser.

Swap Agreements. Each Fund may enter into swap agreements, including, but not limited to, total return swaps, index swaps, interest rate swaps, municipal market data rate locks and credit default swaps. A Fund may utilize swap agreements in an attempt to gain exposure to the securities in a market without actually purchasing those securities, or to hedge a position. Swap agreements are contracts entered into primarily by institutional investors for periods ranging from a day to more than one-year and may be negotiated bilaterally and traded OTC between two parties or, in some instances, must be transacted through a futures commission merchant and cleared through a clearinghouse that serves as a central counterparty. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested in a “basket” of securities or ETFs. Forms of swap agreements include (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap,” (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or “floor,” and (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Another form of swap agreement is a credit default swap. A credit default swap enables a Fund to buy or sell protection against a defined credit event of an issuer or a basket of securities or ETFs. Generally, the seller of credit protection against an issuer or basket of securities receives a periodic payment to compensate against potential default events. If a default event occurs, the seller must pay the buyer the full notional value of the reference obligation in exchange for the reference obligation. If no default occurs, the counterparty will pay the stream of payments and have no further obligations to the Fund selling the credit protection.

In contrast, the buyer of a credit default swap would have the right to deliver a referenced debt obligation and receive the par (or other agreed-upon) value of such debt obligation from the counterparty in the event of a default or other credit event (such as a credit downgrade) by the reference issuer, such as a U.S. or foreign corporation, with respect to its debt obligations. In return, the buyer of the credit protection would pay the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the counterparty would keep the stream of payments and would have no further obligations to the Fund purchasing the credit protection.

Each Fund also may enhance income by selling credit protection or attempt to mitigate credit risk by buying protection. Credit default swaps could result in losses if the creditworthiness of an issuer or a basket of securities is not accurately evaluated.

Most swap agreements (but generally not credit default swaps) that a Fund might enter into require the parties to calculate the obligations of the parties to the agreement on a “net basis.” Swap agreements may not involve the delivery of securities or other underlying assets. Consequently, a Fund’s obligations (or rights) and risk of loss under such a swap agreement would generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). Other swap agreements, such as credit default swaps, may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of a reference obligation.

Each Fund is required to cover its swaps positions in a manner consistent with the 1940 Act or the rules and SEC interpretations thereunder in order to limit the risk associated with the use of leverage and other related risks. A Fund’s obligations under a swap agreement (other than a CDS for which a Fund is the seller) would be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty would be covered by segregating assets determined to be liquid. Obligations under swap agreements so covered would not be construed to be “senior securities” for purposes of a Fund’s investment restriction concerning senior securities and, accordingly, would not treat them as subject to a Fund’s borrowing restrictions. For swaps that are not cash settled, each Fund will earmark or segregate cash or liquid assets with a value at least equal to the full notional amount of the swaps (minus any amounts owed to the Fund) or enter into offsetting transactions. For swaps that are cash settled, each Fund may designate or segregate on its records cash or liquid assets equal to the Fund’s next daily marked-to-market net obligations under the swaps, if any, rather than the full notional amount. Such segregation will ensure that a Fund has assets available to satisfy its obligations with respect to the transaction and will limit any potential leveraging of a Fund’s portfolio. By earmarking or designating assets equal to only its net obligation under cash-settled swaps, a Fund will have the ability to employ leverage to a greater extent than if a Fund were required to earmark or segregate assets equal to the full notional amount of such swaps.

Because they may be two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid for a Fund’s illiquid investment limitations. A Fund would not enter into any swap agreement unless the Investment Adviser believes that the other party to the transaction is creditworthy. A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty, or in the case of a credit default swap in which a Fund is selling credit protection, the default of a third party issuer.

Each Fund may enter into swap agreements to invest in a market without owning or taking physical custody of the underlying securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. The counterparty to any swap agreement would typically be a bank, investment banking firm or broker-dealer or, in the case of a cleared swap, the clearinghouse. The counterparty would generally agree to pay a Fund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks, plus the dividends that would have been received on those stocks. The Fund would agree to pay to the counterparty a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to a Fund on any swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount.

Swap agreements typically are settled on a net basis (but generally not credit default swaps), which means that the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of a swap agreement or periodically during its term.

Other swap agreements, such as credit default swaps, may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of a reference obligation. A Fund would earmark and reserve assets necessary to meet any accrued payment obligations when it is the buyer of a credit default swap. In cases where a Fund is the seller of a credit default swap, if the credit default swap provides for physical settlement, the Fund would be required to earmark and reserve the full notional amount of the credit default swap.

A Fund may also enter into swaps on an index, including credit default index swaps (CDX), which are swaps on an index of credit default swaps. For example, a commercial mortgage-backed index (CMBX) is a type of CDX made up of 25 tranches of commercial mortgage-backed securities rather than CDS. Unlike other CDX contracts where credit events are intended to capture an event of default, CMBX involves a pay-as-you-go settlement process designed to capture non-default events that affect the cash flow of the reference obligation. Pay-as-you-go settlement involves ongoing, two-way payments over the life of a contract between the buyer and the seller of protection and is designed to closely mirror the cash flow of a portfolio of cash commercial mortgage-backed securities.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments that are traded in the OTC market. The Investment Adviser under the supervision of the Board, is responsible for determining and monitoring the liquidity of Fund transactions in swap agreements.

Certain standardized swaps are subject to mandatory central clearing. Central clearing is expected to reduce counterparty credit risk and increase liquidity, but central clearing does not make swap transactions risk-free. The Dodd-Frank Act and related regulatory developments will ultimately require the clearing and exchange-trading of many OTC derivative instruments that the CFTC and SEC recently defined as “swaps.” Mandatory exchange-trading and clearing will occur on a phased-in basis based on the type of market participant and CFTC approval of contracts for central clearing. The Investment Adviser will continue to monitor developments in this area, particularly to the extent regulatory changes affect the ability of the Funds to enter into swap agreements. Depending on a Fund’s size and other factors, the margin required under the rules of the clearinghouse and by the clearing member may be in excess of the collateral required to be posted by a Fund to support its obligations under a similar bilateral swap. However, regulators are expected to adopt rules imposing certain margin requirements, including minimums, on uncleared swaps in the near future, which could change this comparison. Regulators are in the process of developing rules that would require trading and execution of most liquid swaps on trading facilities. Moving trading to an exchange-type system may increase market transparency and liquidity but may require a Fund to incur increased expenses to access the same types of swaps. Rules adopted in 2012 also require centralized reporting of detailed information about many types of cleared and uncleared swaps. Reporting of swap data may result in greater market transparency, but may subject a Fund to additional administrative burdens and the safeguards established to protect trader anonymity may not function as expected. Swaps traded in the over-the-counter market are subject to margin requirements which, once implemented, may increase the cost to the Fund of engaging in such transactions.

The use of swap agreements, including credit default swaps, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If a counterparty’s creditworthiness declines, the value of the swap would likely decline. Moreover, there is no guarantee that a Fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

INVESTMENT RESTRICTIONS AND POLICIES

The Board of Trustees of the Trust (the “Board” or the “Trustees”) has adopted as fundamental policies the Funds’ respective investment restrictions, numbered (1) through (7) below. Each Fund, as a fundamental policy, may not:

(1) Invest 25% or more of the value of its total assets in securities of issuers in any one industry or group of industries, except to the extent that the Underlying Index that the Fund replicates, concentrates in an industry or group of industries. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

(2) Borrow money, except that the Fund may (i) borrow money from banks for temporary or emergency purposes (but not for leverage or the purchase of investments) up to 10% of its total assets and (ii) make other investments or engage in other transactions permissible under the 1940 Act that may involve a borrowing, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Fund’s total assets (including the amount borrowed), less the Fund’s liabilities (other than borrowings).

(3) Act as an underwriter of another issuer’s securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities.

(4) Make loans to other persons, except through (i) the purchase of debt securities permissible under the Fund’s investment policies, (ii) repurchase agreements or (iii) the lending of portfolio securities, provided that no such loan of portfolio securities may be made by the Fund if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Fund’s total assets.

(5) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund (i) from purchasing or selling options, futures contracts or other derivative instruments, or (ii) from investing in securities or other instruments backed by physical commodities).

(6) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

(7) Issue senior securities, except as permitted under the 1940 Act.

Pursuant to restriction (1) above, if a Fund’s Underlying Index is concentrated in an industry or group of industries, the Fund will concentrate its investments accordingly. If a Fund’s Underlying Index ceases to be concentrated in an industry or group of industries, the Fund will cease concentrating its investments accordingly.

With respect to the above investment restrictions, except for restriction (2), if a percentage restriction is adhered to at the time of investment, a later increase in percentage resulting from a change in market value of the investment or the total assets, or the sale of a security out of the portfolio, will not constitute a violation of that restriction.

With respect to restriction (2)(ii) above, each Fund does not currently intend to make investments or engage in other transactions constituting borrowing for 1940 Act purposes where such investments or transactions are for leverage or the purchase of investments.

Senior securities may include any obligation or instrument issued by an investment company evidencing indebtedness. The 1940 Act generally prohibits a fund from issuing senior securities, although it provides allowances for certain borrowings and certain other investments, such as short sales, reverse repurchase agreements, and firm commitment agreements, when such investments are “covered” or with appropriate earmarking or segregation of assets to cover such obligations. Under the 1940 Act, an investment company may only make loans if expressly permitted by its investment policies.

The foregoing fundamental investment policies cannot be changed as to a Fund without approval by holders of a “majority of its outstanding voting securities.” As defined in the 1940 Act, this means the vote of (i) 67% or more of Fund Shares present at a meeting, if the holders of more than 50% of Fund Shares are present or represented by proxy, or (ii) more than 50% of Fund Shares, whichever is less.

In addition to the foregoing fundamental investment policies, each Fund is also subject to the following non-fundamental restrictions and policies, which may be changed at any time by the Board without shareholder approval. Each Fund may not:

(1) Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short at no added cost, and provided that transactions in options, futures contracts, options on futures contracts or other derivative instruments are not deemed to constitute selling securities short.

(2) Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts, options on futures contracts or other derivative instruments shall not constitute purchasing securities on margin.

(3) Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act.

(4) Invest in direct interests in oil, gas or other mineral exploration programs or leases; however, the Fund may invest in the securities of issuers that engage in these activities.

(5) Invest in illiquid securities if, as a result of such investment, more than 15% of the Fund’s net assets would be invested in illiquid securities.

With respect to investment in illiquid securities, if changes in the values of the Fund’s securities cause the Fund’s holdings of illiquid securities to exceed the 15% limitation (as if liquid securities have become illiquid), the Fund will take such actions as it deems appropriate and practicable to attempt to reduce its holdings of illiquid securities.

The Funds do not currently intend to engage in short sales.

The investment objective of each Fund is a non-fundamental policy that can be changed by the Board without approval by shareholders.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust has adopted a policy regarding the disclosure of information about the Trust’s portfolio holdings. The Funds and their service providers may not receive compensation or any other consideration (which includes any agreement to maintain assets in the Funds or in other investment companies or accounts managed by the Investment Adviser or any affiliated person of the Investment Adviser) in connection with the disclosure of portfolio holdings information of the Fund. The Trust’s policy is implemented and overseen by the Chief Compliance Officer of the Trust, subject to the oversight of the Board. Periodic reports regarding these procedures will be provided to the Board. The Board must approve all material amendments to this policy. The Funds’ complete portfolio holdings are publicly disseminated each day the Funds are open for business through financial reporting and news services, including publicly accessible Internet web sites. In addition, a basket composition file, which includes the security names and share quantities to deliver in exchange for Fund Shares, together with estimates and actual cash components, is publicly disseminated daily prior to the opening of the NYSE Arca via the National Securities Clearing Corporation (“NSCC”). The basket represents one Creation Unit of each Fund. The

Trust, the Investment Adviser and the Distributor will not disseminate non-public information concerning the Trust.

MANAGEMENT OF THE FUNDS

Trustees and Officers

Oversight of the management and affairs of the Trust, including general supervision of the duties performed by the Investment Adviser for the Funds under the Investment Advisory Agreement (defined below), is the responsibility of the Board. Among other things, the Board considers the approval of contracts, described herein, under which certain companies provide essential management and administrative services to the Trust. Once the contracts are approved, the Board monitors the level and quality of services. After an initial term of two years, the Board annually evaluates the services received under the contracts by receiving reports covering, among other things, investment performance, administrative services and the Investment Adviser’s profitability in order to determine whether to continue existing contracts or negotiate new contracts.

The Board currently has 9 Trustees, 8 of whom have no affiliation or business connection with the Investment Adviser, Guggenheim Funds Distributors, LLC (the "Distributor") or any of their affiliated persons and do not own any stock or other securities issued by the Investment Adviser or the Distributor. These are the “non-interested” or “independent” Trustees (“Independent Trustees”). Mr. Donald C. Cacciapaglia is an “interested person” (as defined in Section 2(a)(19) of the 1940 Act) (an “Interested Trustee”) of the Trust because of his position with the Investment Adviser and the Distributor.

The Trustees of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Guggenheim Funds Group fund complex (the “Fund Complex”) overseen by each Trustee, and other directorships, if any, held by the Trustee are shown below. The Fund Complex includes all closed- and open-end funds (including all of their portfolios) and ETFs advised by the Investment Adviser and any funds that have an investment adviser or servicing agent that is an affiliated person of the Investment Adviser. The Fund Complex is comprised of 11 closed-end funds, 70 ETFs and 152 open-end funds advised or serviced by the Investment Adviser or its affiliates.

Name, Address* and Year of Birth of Trustees	Position (s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustees During Past 5 Years
Independent Trustees
Randall C. Barnes (1951)	Trustee	Since 2006	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	96	Current: Purpose Investments Funds (2014-present).
Donald A. Chubb, Jr. (1946)	Trustee and Chairman of the Valuation Oversight Committee	Since 2014	Current: Business broker and manager of commercial real estate, Griffith & Blair, Inc. (1997-present).	93	Former: Midland Care, Inc. (2011-2016).

Jerry B. Farley (1946)	Trustee and Chairman of the Audit Committee	Since 2014	Current: President, Washburn University (1997-present).	93	Current: Westar Energy, Inc. (2004-present); CoreFirst Bank & Trust (2000-present).
Roman Friedrich III (1946)	Trustee and Chairman of the Contracts Review Committee	Since 2010	Current: Founder and Managing Partner, Roman Friedrich & Company (1998-present). Former: Senior Managing Director, MLV & Co. LLC (2010-2011).	93	Current: Zincore Metals, Inc. (2009-present). Former: Axiom Gold and Silver Corp. (2011-2012).
Robert B. Karn III (1942)	Trustee	Since 2010	Current: Consultant (1998-present). Former: Arthur Andersen, LLP (1965-1997); Managing Partner, Financial and Economic Consulting, St. Louis office (1987-1997).	93	Current: GP Natural Resource Partners, LLC (2002-present). Former: Peabody Energy Company (2003-April 2017).
Ronald A. Nyberg (1953)	Trustee and Chairman of the Nominating and Governance Committee	Since 2006	Current: Partner, Momkus McCluskey Roberts, LLC (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	98	Current: Edward-Elmhurst Healthcare System (2012-present).

Maynard F. Oliverius (1943)	Trustee	Since 2014	Current: Retired. Former: President and CEO, Stormont-Vail HealthCare (1996-2012).	93
Current: Robert J. Dole Institute of Politics (2016-present); Fort Hayes State University Foundation (1999-present); Stormont-Vail Foundation (2013-present); University of Minnesota MHA Alumni Philanthropy Committee(2009-present).

Former: Topeka Community Foundation (2009-2014).

Ronald E. Toupin, Jr. (1958)	Trustee and Chairman of the Board	Since 2006	Current: Portfolio Consultant (2010-present). Former: Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).	95	Former: Bennett Group of Funds (2011-2013).
Interested Trustee

Donald C. Cacciapaglia (1951)	President, Chief Executive Officer and Trustee	Since 2012	Current: President and CEO, certain other funds in the Fund Complex (2012-present); Vice Chairman, Guggenheim Investments (2010-present). Former: Chairman and CEO, Channel Capital Group, Inc. (2002-2010).	226
Current: Clear Spring Life Insurance Company (2015-present); Guggenheim Partners Investment Management Holdings, LLC (2014-present); Guggenheim Partners Japan, Ltd. (2014-present); Delaware Life (2013-present); Guggenheim Life and Annuity Company (2011-present); Paragon Life Insurance Company of Indiana (2011-present).

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, IL 60606.
**	Each Trustee serves an indefinite term, until his successor is duly elected and qualified.

The executive officers of the Trust who are not Trustees, length of time served, and principal business occupations during the past five years are shown below.

Name, Address* and Year of Birth of the Officers	Position(s) held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years
Joanna M. Catalucci (1966)	Chief Compliance Officer	Since 2012
Current: Chief Compliance Officer, certain funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (2012-present).

Former: Chief Compliance Officer and Secretary, certain other funds in the Fund Complex (2008-2012); Senior Vice President & Chief Compliance Officer, Security Investors, LLC and certain affiliates (2010-2012); Chief Compliance Officer and Senior Vice President, Rydex Advisors, LLC and certain affiliates (2010-2011).

James M. Howley (1972)	Assistant Treasurer	Since 2006
Current: Managing Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present).
Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Keith Kemp (1960)	Assistant Treasurer	Since 2016
Current: Managing Director, Guggenheim Investments (2010-present); Treasurer and Assistant Treasurer, certain other funds in the Fund Complex (2010-present); Chief Financial Officer, Guggenheim Specialized Products, LLC (2016-present).

Former: Managing Director and Director, Transparet Value, LLC (2010-2016); Chief Operating Officer, Macquarie Capital Investment Management (2007-2009).

Amy J. Lee (1961)	Chief Legal Officer	Since 2013
Current: Chief Legal Officer, certain other funds in the Fund Complex (2013-present); Senior Managing Director, Guggenheim Investments (2012-present).

Former: Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).

Mark E. Mathiasen (1978)	Secretary	Since 2011	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer	Since 2016
Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2016-present).

Former: Tax Compliance Manager, Ernst & Young LLP (1996-2009).

Michael P. Megaris (1984)	Assistant Secretary	Since 2014
Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Vice President, Guggenheim Investments (2012-present).

Former: J.D., University of Kansas School of Law (2009-2012).

Adam J. Nelson (1979)	Assistant Treasurer	Since 2015
Current: Vice President, Guggenheim Investments (2015-present); Assistant Treasurer, certain other funds in the Fund Complex (2015-present).
Former: Assistant Vice President and Fund Administration Director, State Street Corporation (2013-2015); Fund Administration Assistant Director, State Street (2011-2013); Fund Administration Manager, State Street (2009-2011).

Kimberly J. Scott (1974)	Assistant Treasurer	Since 2012
Current: Vice President, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Bryan Stone (1979)	Vice President	Since 2014
Current: Vice President, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

John L. Sullivan (1955)	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2010
Current: CFO, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and CCO, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); CFO and Treasurer, Van Kampen Funds (1996-2004).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, IL 60606.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified.

BOARD LEADERSHIP STRUCTURE

            The Board has appointed an Independent Chairman, Ronald E. Toupin, Jr., who presides at Board meetings and who is responsible for, among other things, participating in the planning of Board meetings, setting the tone of Board meetings and seeking to encourage open dialogue and independent inquiry among the Trustees and management. In addition, the Independent Chairman acts as a liaison with officers, counsel and other Trustees between meetings of the Board. The Independent Chairman may also perform such other functions as may be delegated by the Board from time to time. The Board has established five standing committees (as described below) and has delegated certain responsibilities to those committees, each of which is comprised solely of Independent Trustees. The Board and its committees meet periodically throughout the year to oversee each Fund’s activities, review contractual arrangements with service providers, review each Fund's financial statements, oversee compliance with regulatory requirements, and review performance. The Board may also establish informal working groups from time to time to review and address the policies and practices of the Trust or the Board with respect to certain specified matters. The Independent Trustees are advised by independent legal counsel experienced in 1940 Act matters and are represented by such independent legal counsel at Board and committee meetings. The Board has determined that this leadership structure, including an Independent Chairman, a supermajority of Independent Trustees and committee membership limited to Independent Trustees, is appropriate in light of the characteristics and circumstances of the Trust.

QUALIFICATIONS AND EXPERIENCE OF TRUSTEES

The Trustees considered the educational, business and professional experience of each Board member and the service by each Trustee as a trustee of certain other funds in the Fund Complex. The Trustees were selected to serve and continue on the Board based upon their skills, experience, judgment, analytical ability, diligence, ability to work effectively with other Trustees, availability and commitment to attend meetings and perform the responsibilities of a Trustee and, for the Independent Trustees, a demonstrated willingness to take an independent and questioning view of management. The Trustees also considered, among other factors, the particular attributes described below with respect to the individual Board members. References to the qualifications, attributes and skills of Trustees are pursuant to SEC requirements, do not constitute holding out of the Board or any Trustee as having special expertise and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.
Randall C. Barnes—Mr. Barnes has served as a Trustee of the Trust since 2006 and of other funds in the Fund Complex since 2004. Through his service as a Trustee of the Trust and other funds in the Fund Complex, prior employment experience as President of Pizza Hut International and as Treasurer of PepsiCo, Inc. and his personal investment experience, Mr. Barnes is experienced in financial, accounting, regulatory and investment matters.
Donald C. Cacciapaglia—Mr. Cacciapaglia has served as a Trustee of the Trust and of other funds in the Fund Complex since 2012. Through his service as a Trustee of the Trust and other funds in the Fund Complex, and his over 25 years of experience in the financial industry, Mr. Cacciapaglia is experienced in financial, regulatory, distribution and investment matters.

Donald A. Chubb, Jr.—Mr. Chubb has served as a Trustee of the Trust since 2014 and of other funds in the Fund Complex since 1994.  Through his service as a Trustee of the Trust and other funds in the Fund Complex, as well as Chairman of the Valuation Oversight Committee of the Trust, his experience in the commercial brokerage and commercial real estate market, and his prior experience, including as a director of Fidelity State Bank and Trust Company (Topeka, KS), Mr. Chubb is experienced in financial, regulatory and investment matters.
Dr. Jerry B. Farley—Dr. Farley has served as a Trustee of the Trust since 2014 and of other funds in the Fund Complex since 2005. Dr. Farley currently serves as President of Washburn University and previously served in various executive positions for the University of Oklahoma and Oklahoma State University. He has also been a Certified Public Accountant since 1972 and, although he has not practiced public accounting, his business responsibilities at educational institutions have included all aspects of financial management and reporting. Through his service as a Trustee of the Trust and other funds in the Fund Complex, as well as Chairman of the Audit Committee of the Trust, and his experience in the administration of the academic, business and fiscal operations of educational institutions, including currently serving as President of Washburn University, and service on other boards, Dr. Farley is experienced in accounting, financial, regulatory and investment matters. The Board has determined that Dr. Farley is an “audit committee financial expert” as defined by the SEC.
Roman Friedrich III—Mr. Friedrich has served as a Trustee of the Trust since 2010 and of other funds in the Fund Complex since 2003. Through his service as a Trustee of the Trust and other funds in the Fund Complex, as well as Chairman of the Contracts Review Committee of the Trust, his service on other public company boards, his experience as Founder and Managing Partner of Roman Friedrich & Company, a financial advisory firm, and his prior experience as a senior executive of various financial securities firms, Mr. Friedrich is experienced in financial, investment and regulatory matters.
Robert B. Karn III—Mr. Karn has served as a Trustee of the Trust since 2010 and of other funds in the Fund Complex since 2004. Through his service as a Trustee of the Trust and other funds in the Fund Complex, his service on other public and private company boards, his experience as an accountant and consultant, and his prior experience, including Managing Partner of the Financial and Economic Consulting Practice of the St. Louis office of Arthur Andersen, LLP, Mr. Karn is experienced in accounting, financial, investment and regulatory matters. The Board has determined that Mr. Karn is an “audit committee financial expert” as defined by the SEC.
Ronald A. Nyberg—Mr. Nyberg has served as a Trustee of the Trust since 2006 and of other funds in the Fund Complex since 2003. Through his service as a Trustee of the Trust and other funds in the Fund Complex, as well as Chairman of the Nominating and Governance Committee of the Trust, his professional training and experience as an attorney and partner of a law firm, Momkus McCluskey Roberts, LLC, and his prior employment experience, including an attorney and partner of a law firm, Nyberg & Cassioppi, LLC, and Executive Vice President and General Counsel of Van Kampen Investments, an asset management firm, Mr. Nyberg is experienced in financial, regulatory and governance matters.
Maynard F. Oliverius—Mr. Oliverius has served as a Trustee of the Trust since 2014 and of other funds in the Fund Complex since 1998. Through his service as a Trustee of the Trust and of other funds in the Fund Complex, and his prior experience as President and Chief Executive Officer of Stormont-Vail HealthCare and service on the Board of Trustees of the American Hospital Association, Mr. Oliverius is experienced in financial and regulatory matters.
Ronald E. Toupin, Jr.—Mr. Toupin has served as a Trustee of the Trust since 2006 and of other funds in the Fund Complex since 2003. Through his service as a Trustee of the Trust and other funds in the Fund Complex, as well as the Independent Chairman of the Board, and his professional training and prior employment experience, including Vice President and Portfolio Manager for Nuveen Asset Management, an asset management firm, Mr. Toupin is experienced in financial, regulatory and investment matters.
Each Trustee also has considerable familiarity with the Trust, the Investment Adviser and other service providers, and their operations, as well as the special regulatory requirements governing registered investment companies and the special responsibilities of investment company trustees as a result of his substantial prior service as a trustee of certain funds in the Fund Complex or, with respect to Mr. Cacciapaglia, his extensive experience in the financial industry, including his experience with the parent of the Investment Adviser. The Board annually conducts a "self-assessment" wherein the effectiveness of the Board is reviewed.

BOARD'S ROLE IN RISK OVERSIGHT

     The day-to-day business of each Fund, including the day-to-day management and administration of each Fund and of the risks that arise from each Fund’s investments and operations, is performed by third-party service providers, primarily the Investment Adviser and the Distributor. Consistent with its responsibility for oversight of the Trust, the Board is responsible for overseeing the service providers and thus, has oversight responsibility with respect to the risk management functions performed by those service providers. Risks to the Funds and the Trust include, among others, investment risk, credit risk, liquidity risk, valuation risk, compliance risk and operational risk, as well as the overall business risk relating to the Funds. Risk management seeks to identify and mitigate the potential effects of risks, i.e., events or circumstances that could have material adverse effects on the business, operations, investment performance or reputation of a Fund. Under the oversight of the Board, the service providers to the Funds employ a variety of processes, procedures and controls to seek to identify risks relevant to the operations of the Funds and to lessen the probability of the occurrence of such risks and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of a Fund’s business and consequently, for managing risks associated with that activity. Each of the Investment Adviser, the Distributor and other service providers has its own independent interest in risk management, and its policies and methods of carrying out risk management functions will depend, in part, on its analysis of the risks, functions and business models. Accordingly, Board oversight of different types of risks may be handled in different ways. As part of the Board’s periodic review of a Fund’s advisory and other service provider agreements, the Board may consider risk management aspects of the service providers’ operations and the functions for which they are responsible.
The Board oversees risk management for each Fund directly and through the committee structure it has established. The Board has established the Audit Committee, the Nominating and Governance Committee, the Valuation Oversight Committee and the Contracts Review Committee to assist in its oversight functions, including its oversight of the risks the Funds face. For instance, the Audit Committee receives reports from each Fund’s independent registered public accounting firm on internal control and financial reporting matters. In addition, the Board has established an Executive Committee to act on the Board’s behalf, to the extent permitted and as necessary, in between meetings of the Board. Each committee reports its activities to the Board on a regular basis. The Board also oversees the risk management of each Fund’s operations by requesting periodic reports from and otherwise communicating with various personnel of the Trust and its service providers, including, in particular, the Trust’s Chief Compliance Officer, its independent registered public accounting firm and internal auditors for the Investment Adviser or its affiliates, as applicable. In connection with this, the Board requires officers of the Trust to report to the full Board on a variety of matters at regular and special meetings of the Board and its committees, as applicable, including matters relating to risk management. On at least a quarterly basis, the Board meets with the Trust’s Chief Compliance Officer, including separate meetings with the Independent Trustees in executive session, to discuss compliance matters and, on at least an annual basis, receives a report from the Chief Compliance Officer regarding the effectiveness of the Trust’s compliance program. The Board, with the assistance of Trust management, reviews investment policies and risks in connection with its review of each Fund’s performance. In addition, the Board receives reports from the Investment Adviser on the investments and securities trading of the Fund. With respect to valuation, the Valuation Oversight Committee oversees a pricing committee comprised of Trust officers and personnel of the Investment Adviser and has approved Fair Valuation procedures applicable to valuing the Fund’s securities, which the Valuation Oversight Committee and the Audit Committee periodically review. The Board also requires the Investment Adviser to report to the Board on other matters relating to risk management on a regular and as-needed basis.
     The Board recognizes that not all risks that may affect the Funds can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to seek to achieve a Fund’s investment objective, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness.  As part of its oversight function, the Board receives and reviews various risk management reports and assessments and discusses these matters with appropriate management and other personnel. Moreover, despite the periodic reports the Board receives, it may not be made aware of all of the relevant information of a particular risk. Most of each Fund’s investment management and business affairs are carried out by or through the Investment Adviser, Distributor and other service providers, most of whom employ professional personnel who have risk management responsibilities and each of which has an independent interest in risk management, which interest could differ from or conflict with that of the other funds that are advised by the Investment Adviser. The role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Trust and its oversight role does not make the Board a guarantor of the Trust's investments, operations or activities.

As a result of the foregoing and other factors, the Board’s risk management oversight is subject to limitations.

BOARD COMMITTEES

Audit Committee—Messrs. Barnes, Chubb, Friedrich, Karn, Nyberg, Oliverius and Toupin and Dr. Farley, each an Independent Trustee, serve on the Trust’s Audit Committee. The Audit Committee is generally responsible for certain oversight matters, such as reviewing the Trust's systems for accounting, financial reporting and internal controls and, as appropriate, the internal controls of certain service providers, overseeing the integrity of the Trust’s financial statements (and the audit thereof), as well as the qualifications, independence and performance of the Trust's independent registered public accounting firm. The Audit Committee is also responsible for recommending to the Board the appointment, retention and termination of the Trust's independent registered public accounting firm and acting as a liaison between the Board and the Trust’s independent registered public accounting firm. The Trust's Audit Committee held seven meetings during the fiscal year ended May 31, 2017.

Contracts Review Committee—Messrs. Barnes, Chubb, Friedrich, Karn, Nyberg, Oliverius and Toupin and Dr. Farley, each an Independent Trustee, serve on the Trust’s Contracts Review Committee. The purpose of the Contracts Review Committee is to assist the Board in overseeing certain contracts to which the Trust, on behalf of the Funds, is or is proposed to be a party to ensure that the interests of the Funds and their shareholders are served by the terms of these contracts. The Committee’s primary function is to oversee the process of evaluating existing investment advisory and sub-advisory agreements, administration agreements, distribution agreements and distribution and/or shareholder services plans pursuant to Rule 12b-1 under the 1940 Act. In addition, at its discretion or at the request of the Board, the Committee reviews and makes recommendations to the Board with respect to any contract to which the Trust on behalf of a Fund is or is proposed to be a party. The Trust's Contracts Review Committee held two meetings during the fiscal year ended May 31, 2017.
Executive Committee—Messrs. Toupin and Chubb, each an Independent Trustee, serve on the Trust’s Executive Committee.  In between meetings of the full Board, the Executive Committee generally may exercise all the powers of the full Board in the management of the business of the Trust.  However, the Executive Committee cannot, among other things, authorize dividends or distributions on shares, amend the bylaws or recommend to the shareholders any action which requires shareholder approval.  The Trust's Executive Committee did not hold any meetings during the fiscal year ended May 31, 2017.
Nominating and Governance Committee—Messrs. Barnes, Chubb, Friedrich, Karn, Nyberg, Oliverius and Toupin and Dr. Farley, each an Independent Trustee, serve on the Trust’s Nominating and Governance Committee. The Nominating and Governance Committee is responsible for recommending qualified candidates to the Board in the event that a position is vacated or created. The Nominating and Governance Committee would consider recommendations by shareholders if a vacancy were to exist and shall assess shareholder recommendations in the same manner as it reviews its own candidates. Such recommendations should be submitted to the Secretary of the Trust. The Trust does not have a standing compensation committee. The Trust's Nominating and Governance Committee held two meetings during the fiscal year ended May 31, 2017.

Valuation Oversight Committee—Messrs. Chubb, Friedrich and Oliverius, each an Independent Trustee, serve on the Trust’s Valuation Oversight Committee. The Valuation Oversight Committee assists the Board in overseeing the activities of Guggenheim's Valuation Committee and the valuation of securities and other assets held by a Fund. Duties of the Valuation Oversight Committee include reviewing the Funds' valuation procedures, evaluating pricing services that are being used for a Fund, and receiving reports relating to actions taken by Guggenheim's Valuation Committee. The Trust's Valuation Oversight Committee held two meetings during the fiscal year ended May 31, 2017.

REMUNERATION OF TRUSTEES

The Independent Trustees of the Trust receive from the Fund Complex a general annual retainer of $260,000 for service on covered boards. Additional annual retainer fees are paid as follows: $60,000 to the Independent Chair of the Board; $25,000 to the Audit Committee Chair; $10,000 to the Contracts Review

Committee Chair; and $10,000 to the Nominating and Governance Committee Chair, and $5,000 to each member of the Valuation Oversight Committee. In addition, fees are paid for special Board or Committee meetings, with $5,000 paid for a special in-person Board meeting; $5,000 paid for a special in-person Committee meeting; and $1,000 for a special telephonic Board or Committee meeting. No per meeting fee applies to meetings of the Valuation Oversight Committee. The Trust also reimburses each Independent Trustee for reasonable travel and other out-of-pocket expenses incurred in attending in-person meetings, which are not included in the compensation amounts shown below. The Independent Trustees had a different compensation structure prior to January 1, 2016, and the annual retainer with respect to members of the Valuation Committee became effective on November 16, 2016 (when the Board established such committee). Each Fund pays proportionately its respective share of Independent Trustees’ fees and expenses based on relative net assets.

The aggregate compensation paid by the Trust, and the aggregate compensation paid by the Fund Complex, to each of the Independent Trustees during the fiscal year ended May 31, 2017 is set forth below. Each of the Independent Trustees is a trustee of other registered investment companies in the Fund Complex. The Trustees did not accrue any pension or retirement benefits as part of Trust expenses, nor will they receive any annual benefits upon retirement. The Trustees also did not accrue any deferred compensation nor is any amount of deferred compensation payable by the Trust.

NAME OF TRUSTEE	AGGREGATE COMPENSATION FROM TRUST	TOTAL COMPENSATION PAID FROM FUND COMPLEX*
INDEPENDENT TRUSTEES
Randall C. Barnes	$18,627	$350,750
Donald A. Chubb, Jr.	$18,984	$268,000
Jerry B. Farley	$18,627	$263,000
Roman Friedrich III	$19,697	$278,000
Robert B. Karn III	$20,411	$288,000
Ronald A. Nyberg	$19,340	$437,750
Maynard F. Oliverius	$18,984	$268,000
Ronald E. Toupin, Jr.	$22,908	$405,250
*    The “Fund Complex” includes all closed- and open-end funds (including all of their portfolios) advised by the Investment Adviser and any funds that have an investment adviser or servicing agent that is an affiliated person of the Investment Adviser.
The Investment Adviser compensates its officers and directors who may also serve as officers or Trustees. The Trust does not pay any fees to, or reimburse expenses of, the Interested Trustee(s).

PRINCIPAL HOLDERS OF SECURITIES

As of August 31, 2017, the officers and Trustees of the Trust, in the aggregate, owned less than 1% of each Fund's Shares.

As of August 31, 2017, the following persons owned 5% or more of a Fund’s Shares:

GUGGENHEIM CANADIAN ENERGY INCOME ETF (ENY)
NAME	ADDRESS	% OWNED
Fidelity	401 Bay Street, Suite 2910, Toronto, ON CA M5H 2Y4	15.90%
Morgan Stanley & Co. Inc.	1585 Broadway, New York, NY 10036	14.48%
Charles Schwab & Co., Inc.	211 Main Street, San Francisco, CA 94105	12.09%
TD Ameritrade Clearing, Inc.	1005 N. Ameritrade Place, Bellevue, NE 68005	8.95%

Merrill, Lynch, Pierce, Fenner & Smith	101 Hudson Street, 8th Floor, Jersey City, NJ 07302	6.40%
Wells Fargo	One North Jefferson Avenue, St. Louis, MO 63103	6.21%
Interactive Brokers Retail Equity Clearing	8 Greenwich Office Park, Greenwich, CT 06831	5.15%

GUGGENHEIM CHINA SMALL CAP ETF (HAO)
NAME	ADDRESS	% OWNED
Fidelity	401 Bay Street, Suite 2910, Toronto, ON CA	14.54%
Charles Schwab & Co., Inc.	211 Main Street, San Francisco, CA 94105	14.30%
TD Ameritrade Clearing, Inc.	1005 N. Ameritrade Place, Bellevue, NE 68005	7.99%
Pershing LLC	1 Pershing Place, Jersey City, NJ 07399	6.20%
Morgan Stanley & Co. Inc.	1585 Broadway, New York, NY 10036	5.33%

GUGGENHEIM CHINA REAL ESTATE ETF (TAO)
NAME	ADDRESS	% OWNED
Fidelity	401 Bay Street, Suite 2910, Toronto, ON CA	25.03%
Charles Schwab & Co., Inc.	211 Main Street, San Francisco, CA 94105	16.76%
TD Ameritrade Clearing, Inc.	1005 N. Ameritrade Place, Bellevue, NE 68005	12.02%
Interactive Brokers Retail Equity Clearing	8 Greenwich Office Park, Greenwich, CT 06831	7.49%
Vanguard Marketing Corporation	100 Vanguard Boulevard, Malvern, PA 19355	5.54%

GUGGENHEIM FRONTIER MARKETS ETF (FRN)
NAME	ADDRESS	% OWNED
Fidelity	401 Bay Street, Suite 2910, Toronto, ON CA	32.57%
Charles Schwab & Co., Inc.	211 Main Street, San Francisco, CA 94105	20.86%
Wells Fargo	One North Jefferson Avenue, St. Louis, MO 63103	6.42%
TD Ameritrade Clearing, Inc.	1005 N. Ameritrade Place, Bellevue, NE 68005	5.81%

GUGGENHEIM INTERNATIONAL MULTI-ASSET INCOME ETF (HGI)
NAME	ADDRESS	% OWNED
Merrill, Lynch, Pierce, Fenner & Smith	101 Hudson Street, 8th Floor, Jersey City, NJ 07302	18.41%
Fidelity	401 Bay Street, Suite 2910, Toronto, ON CA	15.07%
Charles Schwab & Co., Inc.	211 Main Street, San Francisco, CA 94105	14.27%
Pershing LLC	1 Pershing Place, Jersey City, NJ 07399	12.19%
Morgan Stanley & Co. Inc.	1585 Broadway, New York, NY 10036	8.88%
Wells Fargo	One North Jefferson Avenue, St. Louis, MO 63103	5.11%

GUGGENHEIM SHIPPING ETF (SEA)
NAME	ADDRESS	% OWNED
Bank of America	101 Hudson Street, 8th Floor, Jersey City, NJ 07302	17.20%
Morgan Stanley & Co. Inc.	1585 Broadway, New York, NY 10036	8.99%
Charles Schwab & Co., Inc.	211 Main Street, San Francisco, CA 94105	8.16%

Merrill, Lynch, Pierce, Fenner & Smith	101 Hudson Street, 8th Floor, Jersey City, NJ 07302	6.97%
Fidelity	401 Bay Street, Suite 2910, Toronto, ON CA	5.97%
Pershing LLC	1 Pershing Place, Jersey City, NJ 07399	5.43%
CIBC World Markets Inc. /CDS	Canadian Imperial Bank of Commerce 22 Front Street W., 7th Floor, Toronto, Ontario CA M5J 2W5	5.38%
CitiGroup Global Markets	388 Greenwich Street, 11th Flr, New York NY 10013	5.29%
TD Ameritrade Clearing, Inc.	1005 N. Ameritrade Place, Bellevue, NE 68005	5.18%

GUGGENHEIM MSCI GLOBAL TIMBER ETF (CUT)
NAME	ADDRESS	% OWNED
Charles Schwab & Co., Inc.	211 Main Street, San Francisco, CA 94105	20.20%
TD Ameritrade Clearing, Inc.	1005 N. Ameritrade Place, Bellevue, NE 68005	19.69%
Fifth Third Bank	5001 Kingsley Drive, Cincinnati, OH 45227	14.10%
Fidelity	401 Bay Street, Suite 2910, Toronto, ON CA M5H 2Y4	7.24%
Bank of America	101 Hudson Street, 8th Floor, Jersey City, NJ 07302	6.98%
Pershing LLC	1 Pershing Place, Jersey City, NJ 07399	6.20%

TRUSTEES’ OWNERSHIP OF SECURITIES

For each Trustee, the dollar range of equity securities beneficially owned by the Trustee in the Funds and in all registered investment companies in the same family of investment companies overseen by the Trustee is shown below. If a Fund is not shown for a Trustee, the Trustee did not beneficially own shares of the Fund as of December 31, 2016.

NAME OF INDEPENDENT TRUSTEE	NAME OF FUND	DOLLAR RANGE OF EQUITY SECURITIES IN THE FUNDS	AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY TRUSTEE IN FUND COMPLEX*, INCLUDING THE FAMILY OF FUNDS
Randall C. Barnes	N/A	None	Over $100,000
Donald A. Chubb, Jr.	N/A	None	Over $100,000
Jerry B. Farley	N/A	None	Over $100,000
Roman Friedrich III	N/A	None	Over $100,000

Robert B. Karn III	N/A	None	Over $100,000
Ronald A. Nyberg	N/A	None	Over $100,000
Maynard F. Oliverius	N/A	None	Over $100,000
Ronald E. Toupin, Jr.	N/A	None	Over $100,000

*The Fund Complex includes all closed- and open-end funds (including all of their portfolios) and ETFs advised by the Investment Adviser and any funds that have an investment adviser or servicing agent that is an affiliated person of the Investment Adviser.

NAME OF INTERESTED TRUSTEE	NAME OF FUND	DOLLAR RANGE OF EQUITY SECURITIES IN THE FUNDS	AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY TRUSTEE IN FUND COMPLEX*, INCLUDING THE FAMILY OF FUNDS
Donald C. Cacciapaglia	N/A	None	Over $100,000

*The Fund Complex includes all closed- and open-end funds (including all of their portfolios) and ETFs advised by the Investment Adviser and any funds that have an investment adviser or servicing agent that is an affiliated person of the Investment Adviser.

As to each Independent Trustee and his immediate family members, no person owned beneficially or of record securities in an investment adviser or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser or principal underwriter of the Fund.

DISTRIBUTIONS

12b-1 Plan. The Trust has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”) pursuant to which each Fund may reimburse the Distributor up to a maximum annual rate of the percentage of its average daily net assets as set forth in the chart below.

FUND	FEE
Guggenheim Canadian Energy Income ETF	0.25% of average daily net assets
Guggenheim China Real Estate ETF	0.25% of average daily net assets
Guggenheim China Small Cap ETF	0.25% of average daily net assets
Guggenheim Frontier Markets ETF	0.25% of average daily net assets
Guggenheim International Multi-Asset Income ETF	0.25% of average daily net assets
Guggenheim Shipping ETF	0.25% of average daily net assets
Guggenheim MSCI Global Timber ETF	0.25% of average daily net assets

The Trust may pay a monthly fee not to exceed 0.25% per annum of each Fund’s average daily net assets to reimburse the Distributor for actual amounts expended to finance any activity primarily intended to result in the sale of Creation Units of each Fund or the provision of investor services, including but not limited to (i) delivering copies of the Trust’s then-current prospectus to prospective purchasers of such Creation Units; (ii) marketing and promotional services including advertising; (iii) facilitating communications with beneficial owners of shares of each Fund; and (iv) such other services and obligations as are set forth in the Distribution Agreement. Distribution expenses incurred in any one year in excess of 0.25% of a Fund’s average daily net assets may be reimbursed in subsequent years subject to the annual 0.25% limit and subject further to the approval of the Board, including a majority of the Independent Trustees. The Distributor may use all or any portion of the amount received pursuant to the Plan to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services, pursuant to agreements with the Distributor, or to pay any of the expenses associated with other activities authorized under the Plan.

The Plan shall, unless terminated as set forth below, remain in effect with respect to each Fund provided that its continuance is specifically approved at least annually by a vote of both a majority of the Trustees and a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on the Plan. The Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding voting securities (as such term is defined in the 1940 Act) of a Fund. In the event of termination or non-continuance of the Plan, the Trust may reimburse any expense which it incurred prior to such termination or non-continuance, provided that such reimbursement is specifically approved by both a majority of the Board and a majority of the Independent Trustees.

Under the Plan and as required by Rule 12b-1 under the 1940 Act, the Trustees will receive and review after the end of each calendar quarter a written report provided by the Distributor of the amounts expended under the Plan and the purpose for which such expenditures were made.

The Plan was adopted in order to permit the implementation of each Fund’s method of distribution. However, no such fee is currently charged to a Fund, and there are no plans in place to impose such a fee. In addition, the Board has adopted a resolution that no such fee shall be paid for at least 12 months from the date of this SAI.

Financial Intermediary Compensation. The Investment Adviser and/or its subsidiaries or affiliates (“Guggenheim Entities”) may pay certain broker-dealers, banks and other financial intermediaries (“Intermediaries”) for certain activities related to the Funds or other Guggenheim funds (“Payments”). Any Payments made by Guggenheim Entities will be made from their own assets and not from the assets of the Funds. Although a portion of Guggenheim Entities' revenue comes directly or indirectly in part from fees paid by the Funds and other Guggenheim funds, Payments do not increase the price paid by investors for the purchase of shares of, or the cost of owning, a Fund or other Guggenheim funds. Guggenheim Entities may make Payments for Intermediaries’ participating in activities that are designed to make registered representatives, other professionals and individual investors more knowledgeable about the Funds or for other activities, such as participation in marketing activities and presentations, educational training programs, the support of technology platforms and/or reporting systems. Guggenheim Entities may also make Payments to Intermediaries for certain printing, publishing and mailing costs associated with the Funds or materials relating to ETFs in general. In addition, Guggenheim Entities may make Payments to Intermediaries that make Shares and certain other Guggenheim funds available to their clients or for otherwise promoting the Funds and other Guggenheim funds. Payments of this type are sometimes referred to as revenue-sharing payments.

The Distributor and its affiliates have established a revenue sharing arrangement with Charles Schwab & Co., Inc. (“Schwab”). Under this arrangement, Schwab has agreed not to charge its customers any trading commissions when those customers purchase or sell shares of certain Guggenheim funds online. In addition, Schwab will promote the availability of commission-free ETF trading to its customers.

Payments to an Intermediary may be significant to the Intermediary, and amounts that Intermediaries pay to your salesperson or other investment professional may also be significant for your salesperson or other investment professional. Because an Intermediary may make decisions about which investment options it will recommend or make available to its clients or what services to provide for various products based on payments it receives or is eligible to receive, Payments create conflicts of interest between the Intermediary and its clients and these financial incentives may cause the Intermediary to recommend the Funds and other Guggenheim funds over other investments. The same conflict of interest exists with respect to your salesperson or other investment professional if he or she receives similar payments from his or her Intermediary firm.

Guggenheim Entities may determine to make Payments based on any number of metrics. For example, Guggenheim Entities may make Payments at year-end or other intervals in a fixed amount, an amount based upon an Intermediary’s services at defined levels or an amount based on the Intermediary’s net sales of one or more Guggenheim funds in a year or other period, any of which arrangements may include an agreed-upon minimum or maximum payment, or any combination of the foregoing. As of the date of this SAI, Guggenheim anticipates that the Payments paid by Guggenheim Entities in connection with the Funds and other Guggenheim funds will be immaterial to Guggenheim Entities in the aggregate for the next year. Please contact your salesperson or other investment professional for more information regarding any Payments his or her Intermediary firm may receive. Any payments made by the Guggenheim Entities to an Intermediary may create the incentive for an Intermediary to encourage customers to buy shares of Guggenheim funds.

Aggregations. Fund Shares in less than Creation Unit Aggregations are not distributed by the Distributor. The Distributor will deliver the Prospectus and, upon request, this SAI to persons purchasing Creation Unit Aggregations and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934 (the "Exchange Act") and a member of the Financial Industry Regulatory Authority ("FINRA").

The Distribution Agreement for the Funds provides that it may be terminated as to a Fund at any time, without the payment of any penalty, on at least 60 days written notice by the Trust to the Distributor (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

The Distributor may also enter into agreements with securities dealers ("Soliciting Dealers") who will solicit purchases of Creation Unit Aggregations of Fund Shares. Such Soliciting Dealers may also be Participating Parties (as defined in "Procedures for Creation of Creation Unit Aggregations" below) and DTC Participants (as defined in "DTC Acts as Securities Depository" below).

INDEX PROVIDERS

Set forth below is a list of each Fund and the Underlying Index (the performance of which each Fund seeks to generally correspond before the Fund's fees and expenses).

FUND	UNDERLYING INDEX
Guggenheim Canadian Energy Income ETF	S&P/TSX High Income Energy Index
Guggenheim China Real Estate ETF	AlphaShares China Real Estate Index
Guggenheim China Small Cap ETF	AlphaShares China Small Cap Index
Guggenheim Frontier Markets ETF	Bank of New York Mellon New Frontier Index
Guggenheim International Multi-Asset Income ETF	Zacks International Multi-Asset Income Index
Guggenheim Shipping ETF	Dow Jones Global Shipping Index
Guggenheim MSCI Global Timber ETF	MSCI ACWI IMI Timber Select Capped Index

No Index Provider is affiliated with the Funds or with the Investment Adviser. Each Fund is entitled to use its Underlying Index pursuant to a sub-licensing arrangement with the Investment Adviser, which in turn has a licensing agreement with the applicable Index Provider. The Funds reimburse the Investment Adviser for the licensing fee payable to the applicable Index Provider.

The only relationship that each Index Provider has with the Investment Adviser or Distributor of the Funds in connection with the Funds is that each has licensed certain of its intellectual property, including the determination of the component stocks of the Underlying Index and the name of the Underlying Indices. The Underlying Indices are selected and calculated without regard to the Investment Adviser, Distributor or owners of the Funds. Each Index Provider has no obligation to take the specific needs of the Investment Adviser, Distributor or owners of the Funds into consideration in the determination and calculation of the Underlying Indices. Each Index Provider is not responsible for and has not participated in the determination of pricing or the timing of the issuance or sale of the Shares of the Funds or in the determination or calculation of the NAV of the Funds. Each Index Provider has no obligation or liability in connection with the administration, marketing or trading of the Funds.

EACH INDEX PROVIDER SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS RELATED TO THE FUNDS OR UNDERLYING INDICES. EACH INDEX PROVIDER MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE INVESTMENT ADVISER, DISTRIBUTOR OR OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF THE UNDERLYING INDICES OR ANY DATA INCLUDED THEREIN. EACH INDEX PROVIDER MAKES NO WARRANTY, EXPRESS OR IMPLIED, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE, WITH RESPECT TO THE FUNDS OR TO UNDERLYING INDICES OR TO ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL AN INDEX PROVIDER HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS) IN CONNECTION WITH THE FUNDS OR THE UNDERLYING INDICES, EVEN IF THE INDEX PROVIDER IS NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

INVESTMENT MANAGEMENT

Guggenheim Funds Advisors, an indirect wholly-owned subsidiary of Guggenheim Partners, LLC ("Guggenheim"), acts as each Fund's investment adviser pursuant to the Investment Advisory Agreement. The Investment Adviser is a Delaware limited liability company with its principal offices located at 227 West Monroe Street, Chicago, Illinois 60606. Guggenheim Funds Distributors, an affiliate of the Investment Adviser, currently offers ETFs, unit investment trusts and closed-end funds. Guggenheim Partners, LLC is a global, diversified financial services firm with more than $290 billion in assets under supervision as of June 30, 2017. Guggenheim, through its affiliates, provides investment management, investment advisory, insurance, investment banking and capital markets services. Guggenheim Investments represents the investment management division of Guggenheim. The firm is headquartered in Chicago and New York with a global network of offices throughout the United States, Europe and Asia. Pursuant to the Investment Advisory Agreement, the Investment Adviser manages the investment and reinvestment of each Fund's assets and administers the affairs of each Fund to the extent requested by the Board. The Investment Adviser also acts as investment adviser to closed-end and open-end management investment companies.

Investment Advisory Agreement. Pursuant to the Investment Advisory Agreement, each of the following Funds pays the Investment Adviser an advisory fee for the services and facilities it provides payable on a monthly basis at the annual rate of the Fund’s average daily net assets set forth in the chart below:

FUND	FEE
Guggenheim Canadian Energy Income ETF	0.50% of average daily net assets
Guggenheim China Real Estate ETF	0.50% of average daily net assets
Guggenheim China Small Cap ETF	0.55% of average daily net assets
Guggenheim Frontier Markets ETF	0.50% of average daily net assets
Guggenheim International Multi-Asset Income ETF	0.50% of average daily net assets
Guggenheim MSCI Global Timber ETF	0.50% of average daily net assets

Pursuant to an expense reimbursement agreement (the “Expense Reimbursement Agreement”) entered into between the Trust and the Investment Adviser with respect to Guggenheim Canadian Energy Income ETF, Guggenheim China Real Estate ETF, Guggenheim China Small Cap ETF, Guggenheim Frontier Markets ETF, Guggenheim International Multi-Asset Income ETF and Guggenheim MSCI Global Timber ETF, the Investment Adviser has agreed through December 31, 2020 to waive fees and/or reimburse expenses to the extent necessary to limit the operating expenses (excluding interest expenses, all or a portion of a Fund’s licensing fees (except, effective September 30, 2016, with respect to the Guggenheim MSCI Global Timber ETF), offering costs, brokerage commissions and other trading expenses, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of a Fund’s business) ("Operating Expenses") of each Fund to a percentage of average daily net assets of the Fund set forth in the chart below (the "Expense Limitation"), and prior to such date the Investment Adviser may not terminate the arrangement without the approval of the Board. To the extent that each Fund incurs expenses that are excluded from the Expense Limitation, each Fund's expense ratio will increase.

FUND	EXPENSE LIMITATION
Guggenheim Canadian Energy Income ETF	0.65% of average daily net assets
Guggenheim China Real Estate ETF	0.65% of average daily net assets
Guggenheim China Small Cap ETF	0.70% of average daily net assets
Guggenheim Frontier Markets ETF	0.65% of average daily net assets
Guggenheim International Multi-Asset Income ETF	0.65% of average daily net assets
Guggenheim MSCI Global Timber ETF	0.55% of average daily net assets

In addition to advisory fees, to the extent not covered by the Expense Limitation, each Fund listed above pays all other costs and expenses of its operations, including service fees, distribution fees, custodian fees, legal and independent registered public accounting firm fees, the costs of reports and proxies to shareholders, compensation of Independent Trustees, and all other ordinary business expenses not specifically assumed by the Investment Adviser.

Pursuant to the Investment Advisory Agreement between the Investment Adviser and the Trust, each of the following Funds pays the Investment Adviser a unitary management fee for the services and facilities it provides, payable on a monthly basis at the annual percentage rate of its average daily net assets set forth in the chart below:

FUND	FEE
Guggenheim Shipping ETF	0.65% of average daily net assets

Out of the unitary management fee, the Investment Adviser pays substantially all expenses of each of the above listed Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for the fee payments under the Investment Advisory Agreement, distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses (such as expenses related to a meeting of the applicable Fund's shareholders).

The aggregate amount of the management fee paid by each Fund to the Investment Adviser for the Fund’s fiscal year ended May 31, 2017 (before giving effect to any amounts reimbursed by the Investment Adviser pursuant to the Expense Limitation), and the aggregate amount of expenses reimbursed by the Investment Adviser under the Expense Limitation during that period are set forth in the chart below with respect to each Fund.

FUND	MANAGEMENT FEES PAID (BEFORE REIMBURSEMENTS) FOR THE FISCAL YEAR ENDED MAY 31, 2017	NET EXPENSES REIMBURSED FOR THE FISCAL YEAR ENDED MAY 31, 2017
Guggenheim Canadian Energy Income ETF	$142,942	$51,384
Guggenheim China Real Estate ETF	$196,157	$95,385
Guggenheim China Small Cap ETF	$520,891	$69,938
Guggenheim Frontier Markets ETF	$227,585	$206,705
Guggenheim International Multi-Asset Income ETF	$78,368	$72,318
Guggenheim Shipping ETF	$471,274	$0
Guggenheim MSCI Global Timber ETF	$872,180	$229,118

The aggregate amount of the management fee paid by each Fund to the Investment Adviser for the Fund’s fiscal year ended May 31, 2016 (before giving effect to any amounts reimbursed by the Investment Adviser pursuant to the Expense Limitation, if applicable), and the aggregate amount of expenses reimbursed by the Investment Adviser under the Expense Limitation during that period are set forth in the chart below with respect to each Fund.

FUND	MANAGEMENT FEES PAID (BEFORE REIMBURSEMENTS) FOR THE FISCAL YEAR ENDED MAY 31, 2016	NET EXPENSES REIMBURSED FOR THE FISCAL YEAR ENDED MAY 31, 2016
Guggenheim Canadian Energy Income ETF	$148,121	$55,351
Guggenheim China Real Estate ETF	$92,812	$82,928
Guggenheim China Small Cap ETF	$829,361	$182,108
Guggenheim Frontier Markets ETF	$219,121	$253,547
Guggenheim International Multi-Asset Income ETF	$102,582	$87,701
Guggenheim Shipping ETF	$284,543	$0
Guggenheim MSCI Global Timber ETF	$898,439	$268,695

The aggregate amount of the management fee paid by each Fund to the Investment Adviser for the Fund’s fiscal year ended May 31, 2015 (before giving effect to any amounts reimbursed by the Investment Adviser pursuant to the Expense Limitation, if applicable), and the aggregate amount of expenses reimbursed by the

Investment Adviser under the Expense Limitation during that period are set forth in the chart below with respect to each Fund.

FUND	MANAGEMENT FEES PAID (BEFORE REIMBURSEMENTS) FOR THE FISCAL YEAR ENDED MAY 31, 2015	NET EXPENSES REIMBURSED FOR THE FISCAL YEAR ENDED MAY 31, 2015
Guggenheim Canadian Energy Income ETF	$216,014	$38,955
Guggenheim China Real Estate ETF	$162,061	$57,321
Guggenheim China Small Cap ETF	$1,225,408	$173,992
Guggenheim Frontier Markets ETF	$394,766	$57,152
Guggenheim International Multi-Asset Income ETF	$157,358	$83,623
Guggenheim Shipping ETF	$552,803	$0
Guggenheim MSCI Global Timber ETF	$1,066,821	$122,148

Under the Investment Advisory Agreement, the Investment Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of the Investment Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Adviser in the performance of its duties or from reckless disregard of its duties and obligations thereunder. The Investment Advisory Agreement with respect to each Fund continues in effect for two years from its effective date, and thereafter only if approved annually by the Board, including a majority of the Independent Trustees. The Investment Advisory Agreement terminates automatically upon assignment and is terminable at any time without penalty as to a Fund by the Board, including a majority of the Independent Trustees, or by vote of the holders of a majority of the Fund’s outstanding voting securities on 60 days written notice to the Investment Adviser, or by the Investment Adviser on 60 days written notice to the Fund.

PORTFOLIO MANAGERS

Michael P. Byrum, CFA, Senior Managing Director and Portfolio Manager of Guggenheim Investments, James R. King, CFA, Managing Director and Portfolio Manager of Guggenheim Investments, and Cindy Gao, ETF Analyst of Guggenheim Investments, serve as portfolio managers for the Funds and are jointly and primarily responsible for the day-to-day management of each Fund's portfolio. Messrs. Byrum and King have managed each Fund's portfolio since December 2013 and Ms. Gao has managed each Fund's portfolio since January 2014.

Other Accounts Managed by the Portfolio Managers. As of May 31, 2017, the portfolio managers managed the following other registered investment companies, pooled investment vehicles or other accounts:

Michael P. Byrum:
TYPE OF ACCOUNT	NUMBER OF ACCOUNTS	TOTAL ASSETS IN THE ACCOUNTS	NUMBER OF ACCOUNTS IN WHICH THE ADVISORY FEE IS BASED ON PERFORMANCE	TOTAL ASSETS IN THE ACCOUNTS IN WHICH THE ADVISORY FEE IS BASED ON PERFORMANCE
Registered Investment Companies	175	$39,497,695,380	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

James R. King:

TYPE OF ACCOUNT	NUMBER OF ACCOUNTS	TOTAL ASSETS IN THE ACCOUNTS	NUMBER OF ACCOUNTS IN WHICH THE ADVISORY FEE IS BASED ON PERFORMANCE	TOTAL ASSETS IN THE ACCOUNTS IN WHICH THE ADVISORY FEE IS BASED ON PERFORMANCE
Registered Investment Companies	65	$33,118,588,513	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Cindy Gao:
TYPE OF ACCOUNT	NUMBER OF ACCOUNTS	TOTAL ASSETS IN THE ACCOUNTS	NUMBER OF ACCOUNTS IN WHICH THE ADVISORY FEE IS BASED ON PERFORMANCE	TOTAL ASSETS IN THE ACCOUNTS IN WHICH THE ADVISORY FEE IS BASED ON PERFORMANCE
Registered Investment Companies	13	$1,570,709,689	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Securities Ownership of the Portfolio Managers. As of May 31, 2017, the portfolio managers did not own Shares of any Fund.
Information Regarding Conflicts of Interest and Compensation of Portfolio Managers—

Although the Funds in the Trust that are managed by the portfolio managers may have different investment strategies, each has an investment objective of replicating its Underlying Index. The Investment Adviser does not believe that management of the different funds of the Trust presents a material conflict of interest for the portfolio managers or the Investment Adviser.

Portfolio Manager Compensation. Each portfolio manager’s compensation consists of the following elements:

Base salary: Each portfolio manager is paid a fixed base salary by the Investment Adviser or one of its affiliates which is set at a level determined to be appropriate based upon the portfolio manager’s experience and responsibilities.

Annual bonus: Each portfolio manager is eligible for a discretionary annual bonus. There is no policy regarding, or agreement with, a portfolio manager to receive bonuses or any other compensation in connection with the performance of any of the accounts managed by the portfolio manager. Each portfolio manager also participates in benefit plans and programs generally available to all employees of the Investment Adviser or its affiliates.

ADDITIONAL INFORMATION CONCERNING THE TRUST

     The Trust is an open-end management investment company registered under the 1940 Act. The Trust was organized as a Delaware statutory trust on June 8, 2006.

The Trust is authorized to issue an unlimited number of shares in one or more series or “funds.” The Trust currently is comprised of 16 funds. The Board has the right to establish additional series or liquidate existing series in the future, to determine the preferences, voting powers, rights and privileges thereof and to modify such preferences, voting powers, rights and privileges without shareholder approval.

Each Share issued by a Fund has a pro rata interest in the assets of the Fund. Fund Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each Share is entitled to participate equally in dividends and distributions declared by the Board with respect to the Fund, and in the net distributable assets of the Fund on liquidation. The Trustees may at any time, by majority vote and without shareholder approval, cause a Fund to redeem all of its Shares and liquidate.

Each Share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all funds, including the Funds, of the Trust vote together as a single class except as otherwise required by the 1940 Act, or if the matter being voted on affects only a particular fund, and, if a matter affects a particular fund differently from other funds, the shares of that fund will vote separately on such matter.

The Declaration of Trust may, except in limited circumstances, be amended or supplemented by the Trustees without shareholder vote. The holders of Fund Shares are required to disclose information on direct or indirect ownership of Fund Shares as may be required to comply with various laws applicable to the Fund, and ownership of Fund Shares may be disclosed by the Fund if so required by law or regulation.

The Trust is not required and does not intend to hold annual meetings of shareholders. Shareholders owning more than 51% of the outstanding shares of the Trust have the right to call a special meeting to remove one or more Trustees or for any other purpose.

The Trust does not have information concerning the beneficial ownership of Shares held by DTC Participants (as defined below).

Shareholders may make inquiries by writing to the Trust, c/o Guggenheim Funds Distributors, LLC, 227 West Monroe Street, Chicago, Illinois 60606.

Book Entry Only System. The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Book Entry.”

DTC Acts as Securities Depository for Fund Shares. Shares are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.

DTC, a limited-purpose trust company, was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange (“NYSE”), the NYSE Arca and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase and sale of Shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the Shares held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Fund distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Fund Shares. DTC or its nominee, upon receipt of any such distributions, shall immediately credit DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in Shares of the Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may decide to discontinue providing its service with respect to Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.

Quarterly Portfolio Schedule. The Trust is required to disclose, after its first and third fiscal quarters, the complete schedule of each Fund's portfolio holdings with the SEC on Form N-Q. The Trust also discloses a complete schedule of each Fund's portfolio holdings with the SEC on Form N-CSR after its second and fourth quarters. Form N-Q and Form N-CSR for the Funds is available on the SEC's website at http://www.sec.gov. The Funds' Form N-Q and Form N-CSR may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090. The Funds' Form N-Q and Form N-CSR are available without charge, upon request, by calling 800.820.0888 or by writing to the Trust at 227 West Monroe Street, Chicago, Illinois 60606.

CODE OF ETHICS

Pursuant to Rule 17j-1 under the 1940 Act, the Board has adopted a Code of Ethics for the Trust and approved Codes of Ethics adopted by the Investment Adviser and the Distributor (collectively the “Codes”). The Codes are intended to ensure that the interests of shareholders and other clients are placed ahead of any personal interest, that no undue personal benefit is obtained from the person’s employment activities and that actual and potential conflicts of interest are avoided.

The Codes apply to the personal investing activities of Trustees and officers of the Trust, the Investment Adviser and the Distributor (“Access Persons”). Rule 17j-1 and the Codes are designed to prevent unlawful practices in connection with the purchase or sale of securities by Access Persons. Under the Codes, Access Persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. The Codes permit personnel subject to the Codes to invest in securities subject to certain limitations, including securities that may be purchased or held by a Fund. In addition, Access Persons are required to obtain approval before investing in initial public offerings or private placements. The Codes are on file with the SEC, and are available to the public.

PROXY VOTING

The Board has delegated responsibility for decisions regarding proxy voting for securities held by the Funds to the Investment Adviser. The Investment Adviser engages a third-party proxy service, such as Institutional Shareholder Services, Inc. or a similar service, to vote all proxies on behalf of the Fund. The Investment Adviser periodically reviews the proxy voting results to ensure that proxies are voted in accordance with the service’s guidelines and that proxies are voted in a timely fashion. To avoid any conflicts of interest, the Investment Adviser does not have authority to override the recommendations of the third party service provider, except upon the written authorization of the client directing the Investment Adviser to vote in a specific manner. All overrides shall be approved by the Chief Compliance Officer.

To the extent that a third party service provider seeks the Investment Adviser’s direction on how to vote on any particular matter, the Chief Compliance Officer and Chief Financial Officer shall determine whether any potential conflict of interest is present. If a potential conflict of interest is present, the Investment Adviser shall seek instructions from clients on how to vote that particular item.

Special Issues with Voting Foreign Proxies. Voting proxies with respect to shares of foreign stocks may involve significantly greater effort and corresponding cost due to the variety of regulatory schemes and corporate practices in foreign countries with respect to proxy voting. Because the cost of voting on a particular proxy proposal could exceed the expected benefit to a client (including an ERISA Plan), the Investment Adviser may weigh the costs and benefits of voting on proxy proposals relating to foreign securities and make an informed decision on whether voting a given proxy proposal is prudent.

The Trust is required to disclose annually the Funds' complete proxy voting record on Form N-PX covering the period July 1 through June 30 and file it with the SEC no later than August 31. Form N-PX for the Funds is also available at no charge upon request by calling 800.820.0888 or by writing to the Trust at 227 West Monroe Street, Chicago, Illinois 60606. The Funds' Form N-PX is also available on the SEC's website at www.sec.gov.

DISTRIBUTOR

Guggenheim Funds Distributors is the Distributor of each Fund’s Shares (in such capacity, the “Distributor”). Its principal address is 227 West Monroe Street, Chicago, Illinois 60606. The Distributor has entered into a Distribution Agreement with the Trust pursuant to which it distributes Fund Shares. Shares are continuously offered for sale by each Fund through the Distributor only in Creation Unit Aggregations, as described in the Prospectus and below under the heading “Creation and Redemption of Creation Unit Aggregations.”

BROKERAGE TRANSACTIONS

The Investment Adviser is responsible for purchasing and selling securities and other assets for each Fund and arranging such purchases and sales. This responsibility involves making investment decisions for each Fund, selecting brokers and dealers to effect transactions and negotiating price, commissions, and markups or markdowns or spreads, if any, with respect to these transactions. The Investment Adviser has adopted policies and procedures that it believes are reasonably designed to obtain best execution for portfolio transactions and to allocate investment opportunities among each Fund and the Investment Adviser’s other clients fairly, equitably and in a non-preferential manner over time.

The Investment Adviser has discretionary trading authority on behalf of each Fund (and its other clients) and has a duty to each Fund (and its other clients) to seek the best available net price and most favorable execution for portfolio transactions. In selecting a broker or dealer for each transaction, the Investment Adviser uses its judgment to choose the broker or dealer most capable of providing the range and quality of brokerage services necessary to obtain the best available net price and most favorable execution based on a range of factors. The factors that the Investment Adviser may consider include, but are not limited to, prior experiences with broker-dealers, the size of the particular transactions, the financial condition of the broker-dealer and its execution capabilities, the potential impact on the marketplace and other factors deemed appropriate by the Investment Adviser. Accordingly, the Investment Adviser is not obligated to choose the broker or dealer offering the lowest available commission rate or the lowest possible execution cost on a transaction. The sale of Fund Shares by a broker or dealer is not a factor in the selection of brokers and dealers to execute portfolio transactions for a Fund. The Investment Adviser and its affiliates do not currently participate in soft dollar arrangements.

The Investment Adviser may aggregate trade orders for one or more Funds in a particular security when it believes that doing so is consistent with its duties to the Trust. Aggregation of trade orders may result in an overall benefit to a Fund because it may achieve efficiencies in execution and reduce trading costs. The Investment Adviser will allocate such orders in a fair and equitable manner in relation to the objectives and needs of the Fund(s). The Investment Adviser will typically allocate these orders prior to executing the trade in accordance with its applicable policies and procedures. In some cases, the Investment Adviser may use various forms of pro rata or other methods of allocation that are considered to be consistent with the Investment Adviser’s established policies and procedures.

The aggregate brokerage commissions paid by each Fund for the Fund’s fiscal years ended May 31, 2017, May 31, 2016 and May 31, 2015, respectively, are set forth in the table below:

FUND	BROKERAGE COMMISSIONS PAID FOR THE FISCAL YEAR ENDED MAY 31, 2017	BROKERAGE COMMISSIONS PAID FOR THE FISCAL YEAR ENDED MAY 31, 2016	BROKERAGE COMMISSIONS PAID FOR THE FISCAL YEAR ENDED MAY 31, 2015
Guggenheim Canadian Energy Income ETF	$3,110	$9,639	$7,114
Guggenheim China Real Estate ETF	$6,605	$6,506	$5,052
Guggenheim China Small Cap ETF	$21,567	$44,998	$61,872
Guggenheim Frontier Markets ETF	$289,910	$312,398	$326,741
Guggenheim International Multi-Asset Income ETF	$14,779	$21,883	$25,288
Guggenheim Shipping ETF	$26,503	$19,682	$21,619
Guggenheim MSCI Global Timber ETF	$10,388	$91,833	$78,405

HOW NET ASSET VALUE IS DETERMINED

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “How to Buy and Sell Shares—Pricing Fund Shares.” Neither the Prospectus nor the following information is intended to reflect an exhaustive list of the methodologies the Funds may use to value its investments. The methodologies summarized in the Prospectus and below may not represent the specific means by which a Fund’s investments are valued on any particular business day.

The NAV of a Fund serves as the basis for the purchase and redemption price of the Fund’s Shares that are issued and sold in Creation Unit Aggregations. The trading price of a Fund's Shares on the NYSE Arca may differ from the Fund’s daily NAV. The NAV per share of a Fund is calculated by dividing the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding Shares of the Fund. With respect to portfolio securities and assets of a Fund for which market quotations are not readily available, or which cannot be accurately valued with the Funds’ valuation procedures, the Fund will fair value those securities and assets in good faith using methods approved by the Board. The Funds’ valuation procedures permit a Fund to use a variety of valuation methodologies in connection with valuing the Fund’s investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. As a general matter, valuing securities accurately is difficult and can be based on inputs and assumptions which may not always be correct.

Equity securities traded on a domestic securities exchange (including ADRs and GDRs) are usually valued at the last sale price on that exchange on the day the valuation is made. If no sale is reported, then an exchange-traded equity security is valued on the basis of the last bid price. Over-the-counter (“OTC”) securities held by a Fund are typically valued at the NASDAQ Official Closing Price (“NOCP”) on the valuation date or, if no NOCP is reported, the last reported bid price is used. The portfolio securities of a Fund that are usually traded on multiple exchanges or markets are taken at the last sales price of such securities on the primary exchange or market on which they are traded.

Debt securities with a maturity greater than 60 days at the time of purchase will be generally valued based on market quotations from approved pricing services, except as specified below. Prices obtained from pricing services use various inputs, methods, models and assumptions, which may include information provided by broker-dealers and other market makers. Pricing services face the same challenges as the Funds in valuing securities and can rely on limited available information. If prices obtained from pricing services are unavailable, then the securities are generally fair valued in accordance with the Funds’ valuation procedures. Certain securities may also be valued based on broker bid prices.

A Fund will utilize the amortized cost method in valuing its discount notes with maturities of 60 days or less for purposes of determining the NAV of its Shares. Commercial paper will be valued using market quotations from approved pricing services. The amortized cost method of valuation involves valuing a security at its cost adjusted by a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. If it is deemed that amortized cost does not represent fair value, then market quotations from a pricing service will be used.

Options on securities and indices purchased by a Fund generally are valued using the mid price, which is the mean of the spread between the bid and ask prices.

The value of total return index swaps will usually be computed based on the current index value as of the close of regular trading on the NYSE, with the swap value being adjusted to include dividends accrued, financing charges and/or interest associated with the swap agreement. A credit default swap will be valued on the basis of the current trade price. If a qualifying trade price is unavailable, then the mid point price may be used. An interest rate swap is generally valued using the closing price from the prior day, subject to an adjustment for the current day's spreads. Certain equity portfolio swaps are valued using the last sale price on the exchange for each of the swap's underlying equity securities.

For valuation purposes, assets initially expressed in foreign currency values will be converted into U.S. dollars at the relevant foreign exchange rate as obtained from a pricing service/vendor as set forth in the Funds’ valuation procedures.

A Fund may fair value an asset when a market quotation is not readily available, is not reliable, or the valuation of an asset does not reflect the asset’s fair value as of the applicable valuation time. A Fund also may value its foreign securities at fair value when a significant event is deemed to have occurred. The Board has adopted fair valuation procedures for the Funds and has delegated certain responsibilities for fair value determinations to the Valuation Committee, which consists of personnel of the Investment Adviser and other committee members.

Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Funds’ valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Funds’ valuation procedures are designed to value a security at the price a Fund may reasonably expect to receive upon its sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available.

CREATION AND REDEMPTION OF CREATION UNIT AGGREGATIONS

Creation. The Trust issues and sells Shares of each Fund only in Creation Unit Aggregations on a continuous basis through the Distributor, without a sales load, at its NAV next determined after receipt, on any Business Day (as defined below), of an order in proper form.

A “Business Day” is any day on which the NYSE is open for business. As of the date of this SAI, the NYSE observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Deposit of Securities and Deposit or Delivery of Cash. The consideration for purchase of Creation Unit Aggregations of a Fund generally consists of the in-kind deposit of a designated portfolio of securities – the “Deposit Securities” – (and/or an amount of cash in lieu of some or all of the Deposit Securities) per each Creation Unit Aggregation constituting a substantial replication, or representation, of the securities included in the Underlying Index (“Fund Securities”) and an amount of cash--the “Cash Component”--computed as described below. Together, the Deposit Securities (and/or an amount of cash in lieu of some or all of the Deposit Securities) and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit Aggregation of a Fund.

The Cash Component.  The Cash Component is sometimes also referred to as the Balancing Amount. The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit Aggregation and the Deposit Amount (as defined below). The Cash Component is an amount equal to the difference between the NAV of the Fund Shares (per Creation Unit Aggregation) and the “Deposit Amount”--an amount equal to the market value of the Deposit Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit Aggregation exceeds the Deposit Amount), the creator will deliver the Cash Component. If the Cash Component is a negative number (i.e., the NAV per Creation Unit Aggregation is less than the Deposit Amount), the creator will receive the Cash Component.

The Custodian, through the National Securities Clearing Corporation ("NSCC") (discussed below), makes available on each Business Day, prior to the opening of business on the NYSE Arca (currently 9:30 a.m., Eastern time), the list of the names and the required number of shares of each Deposit Security to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for each Fund.

Such Fund Deposit is applicable, subject to any adjustments as described below, in order to effect creations of Creation Unit Aggregations of the Fund until such time as the next-announced composition of the Deposit Securities is made available.

The identity and number of shares of the Deposit Securities required for a Fund Deposit for a Fund changes as rebalancing adjustments and corporate action events are reflected within the Fund from time to time by the Investment Adviser with a view to the investment objective of the Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the component stocks of the

Underlying Index. In addition, the Trust reserves the right to permit or require the substitution of an amount of cash--i.e., a “cash in lieu” amount--to be added to the Cash Component to replace any Deposit Security that may not be available in sufficient quantity for delivery or that may not be eligible for transfer through the systems of DTC, or which might not be eligible for trading by an Authorized Participant (as defined below) or the investor for which it is acting or other relevant reason. Brokerage commissions incurred in connection with the acquisition of Deposit Securities not eligible for transfer through the systems of DTC will be at the expense of the Fund and will affect the value of all Shares; but the Investment Adviser, subject to the approval of the Board, may adjust the transaction fee within the parameters described above to protect ongoing shareholders. The adjustments described above will reflect changes known to the Investment Adviser on the date of announcement to be in effect by the time of delivery of the Fund Deposit, in the composition of the Underlying Index or resulting from certain corporate actions.

In addition to the list of names and numbers of securities constituting the current Deposit Securities of a Fund Deposit, the Custodian, through the NSCC, also makes available on each Business Day, the estimated Cash Component, effective through and including the previous Business Day, per outstanding Creation Unit Aggregation of the Fund.

Procedures for Creation of Creation Unit Aggregations. To be eligible to place orders with the Distributor and to create a Creation Unit Aggregation of the Fund, an entity must be a DTC Participant (see the "Book Entry Only System" section), and, in each case, must have executed an agreement with the Distributor, with respect to creations and redemptions of Creation Unit Aggregations (“Participant Agreement”) (such entities being “Authorized Participants”). Investors should contact the Distributor for the names of Authorized Participants that have signed a Participant Agreement. All Fund Shares, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant. All orders to create Creation Unit Aggregations (through an Authorized Participant) must be received by the Distributor no later than the closing time of the regular trading session on the NYSE Arca (“Closing Time”) (ordinarily 4:00 p.m., Eastern time) in each case on the date such order is placed in order for creation of Creation Unit Aggregations to be effected based on the NAV of Shares of a Fund as next determined on such date after receipt of the order in proper form. In the case of custom orders placed by an Authorized Participant in the event that the Trust permits the substitution of an amount of cash to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such Authorized Participant or the investor for which it is acting or other relevant reason, the order must be received by the Distributor no later than 3:00 p.m. Eastern time on the trade date. A custom order placed by an Authorized Participant must be received no later than 4:00 p.m. Eastern time on the trade date in the event that the Trust requires the substitution of an amount of cash to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such Authorized Participant or the investor for which it is acting or other relevant reason. The date on which an order to create Creation Unit Aggregations (or an order to redeem Creation Unit Aggregations, as discussed below) is placed is referred to as the “Transmittal Date.” Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement, as described below (see the “Placement of Creation Orders” section). Severe economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Distributor or an Authorized Participant.

All orders from investors who are not Authorized Participants to create Creation Unit Aggregations shall be placed with an Authorized Participant, as applicable, in the form required by such Authorized Participant. In addition, the Authorized Participant may request the investor to make certain representations or enter into agreements with respect to the order, e.g., to provide for payments of cash, when required. Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to create Creation Unit Aggregations of a Fund have to be placed by the investor’s broker through an Authorized Participant that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement. Those placing orders for Creation Unit Aggregations should afford sufficient time to permit proper submission of the order to the Distributor prior to the Closing Time on the Transmittal Date.

Orders for Creation Unit Aggregations. Those placing orders should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Securities and Cash Component.

Placement of Creation Orders. The Custodian shall cause the sub-custodian of the Funds to maintain an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, the securities included in the designated Fund Deposit (or the cash value of all or part of such securities, in the case of a permitted or required cash purchase or “cash in lieu” amount), with any appropriate adjustments as advised by the Trust. Deposit Securities must be delivered to an account maintained at the applicable local sub-custodian(s). Orders to purchase Creation Unit Aggregations must be received by the Distributor from an Authorized Participant on its own or another investor’s behalf by the closing time of the regular trading session on the NYSE Arca on the relevant Business Day. However, when a relevant local market is closed due to local market holidays, the local market settlement process will not commence until the end of the local holiday period. Settlement must occur by 2:00 p.m., Eastern time, on the contractual settlement date.

The Authorized Participant must also make available no later than 2:00 p.m., Eastern time, on the contractual settlement date, by means satisfactory to the Trust, immediately-available or same-day funds estimated by the Trust to be sufficient to pay the Cash Component next determined after acceptance of the purchase order, together with the applicable purchase transaction fee. Any excess funds will be returned following settlement of the issue of the Creation Unit Aggregation.

To the extent contemplated by the applicable Participant Agreement, Creation Unit Aggregations of the Funds will be issued to such Authorized Participant notwithstanding the fact that the corresponding Fund Deposits have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by such Authorized Participant’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked to market daily) at least equal to 115%, which the Investment Adviser may change from time to time, of the value of the missing Deposit Securities. Such cash collateral must be delivered no later than 2:00 p.m., Eastern time, on the contractual settlement date. The Participant Agreement will permit the Fund to buy the missing Deposit Securities at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Trust of purchasing such securities and the value of the collateral.

Creation Unit Aggregations may be created in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of the Fund Shares on the date the order is placed in proper form since, in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) 115% of the market value of the undelivered Deposit Securities (the “Additional Cash Deposit”). The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to 4:00 p.m., Eastern time, on such date, and federal funds in the appropriate amount are deposited with the Custodian by 11:00 a.m., Eastern time, the following Business Day. If the order is not placed in proper form by 4:00 p.m., Eastern time, or federal funds in the appropriate amount are not received by 11:00 a.m., Eastern time, the next Business Day, then the order may be deemed to be canceled and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to 115% of the daily marked to market value of the missing Deposit Securities. To the extent that missing Deposit Securities are not received by 1:00 p.m., Eastern time, on the second (2nd) Business Day following the day on which the purchase order is deemed received by the Distributor or in the event a marked-to-market payment is not made within one Business Day following notification by the Distributor that such a payment is required, the Trust may use the cash on deposit to purchase the missing Deposit Securities. Authorized Participants will be liable to the Trust and the Fund for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the day the purchase order was deemed received by the Distributor plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Trust and deposited into the Trust. In addition, a transaction fee, as listed below, will be charged in all cases. The delivery of Creation Unit Aggregations so created will occur no later than the second (2nd) Business Day following the day on which the purchase order is deemed received by the Distributor.

Acceptance of Orders for Creation Unit Aggregations. The Trust reserves the absolute right to reject a creation order transmitted to it by the Distributor in respect of a Fund if: (i) the order is not in proper form; (ii) the investor(s), upon obtaining the Fund Shares ordered, would own 80% or more of the currently outstanding shares of any Fund; (iii) the Deposit Securities delivered are not as disseminated for that date by the Custodian, as described above; (iv) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (v) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (vi) acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or the Investment Adviser, have an adverse effect on the Trust or the rights of beneficial owners; or (vii) in the event that circumstances outside the control of the Trust, the Custodian, the Distributor and the Investment Adviser make it for all practical purposes impossible to process creation orders. Examples of such circumstances include acts of God; public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Investment Adviser, the Distributor, the Custodian or sub-custodian or any other participant in the creation process, and similar extraordinary events. The Distributor shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of such prospective creator of its rejection of the order of such person. The Trust, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for the failure to give any such notification.

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility, and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

Creation Transaction Fee. Investors will be required to pay a fixed creation transaction fee, described below, payable to the Distributor regardless of the number of creations made each day.  Investors are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust. Certain fees or costs associated with creation transactions may be waived in certain circumstances.

The standard Creation/Redemption Transaction Fee for each Fund is set forth in the table below:

FUND	STANDARD CREATION/REDEMPTION TRANSACTION FEE
Guggenheim Canadian Energy Income ETF	$500
Guggenheim China Real Estate ETF	$1,000
Guggenheim China Small Cap ETF	$4,000
Guggenheim Frontier Markets ETF	$2,000
Guggenheim International Multi-Asset Income ETF	$2,000
Guggenheim Shipping ETF	$500
Guggenheim MSCI Global Timber ETF	$500

In the case of cash creations or where the Trust permits or requires an Authorized Participant to substitute cash in lieu of depositing a portion of the Deposit Securities, the Authorized Participant may be assessed an additional variable charge to compensate a Fund for the costs associated with purchasing the applicable securities. The Trust may adjust these fees from time to time based upon actual experience. As a result, in order to seek to replicate the in-kind creation order process, the Trust expects to purchase, in the secondary market or otherwise gain exposure to, the portfolio securities that could have been delivered as a result of an in-kind creation order pursuant to local law or market convention, or for other reasons ("Market Purchases"). In such cases where the Trust makes Market Purchases, the Authorized Participant will reimburse the Trust for, among other things, any difference between the market value at which the securities and/or financial instruments were purchased by the Trust and the cash in lieu amount (which amount, at the Investment Adviser's discretion, may be capped), applicable registration fees, brokerage commissions and certain taxes. The Investment Adviser may adjust the transaction fee to the extent the composition of the creation securities changes or cash in lieu is added to the Cash Component to protect ongoing shareholders. Creators of Creation Units are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust.

Redemption of Fund Shares in Creation Units Aggregations. Fund Shares may be redeemed only in Creation Unit Aggregations at their NAV next determined after receipt of a redemption request in proper form by a Fund through the Transfer Agent and only on a Business Day. A Fund will not redeem Shares in amounts less than Creation Unit Aggregations. Beneficial owners must accumulate enough Shares in the secondary market to constitute a Creation Unit Aggregation in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit Aggregation. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Fund Shares to constitute a redeemable Creation Unit Aggregation.

An Authorized Participant submitting a redemption request is deemed to represent to the Trust that it (or its client) (i) owns outright or has full legal authority and legal beneficial right to tender for redemption the requisite number of Shares to be redeemed and can receive the entire proceeds of the redemption, and (ii) the Shares to be redeemed have not been loaned or pledged to another party nor are they the subject of a repurchase agreement, securities lending agreement or such other arrangement which would preclude the delivery of such Shares to the Trust. The Trust reserves the right to verify these representations at its discretion, but will typically require verification with respect to a redemption request from the Fund in connection with higher levels of redemption activity and/or short interest in the Fund. If the Authorized Participant, upon receipt of a verification request, does not provide sufficient verification of its representations as determined by the Trust, the redemption request will not be considered to have been received in proper form and may be rejected by the Trust.

With respect to a Fund, the Custodian, through the NSCC, makes available prior to the opening of business on the NYSE Arca (currently 9:30 a.m., Eastern time) on each Business Day, the identity of the Fund Securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as described below) on that day. Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Unit Aggregations.

Unless cash redemptions or partial cash redemptions are available or specified for a Fund, the redemption proceeds for a Creation Unit Aggregation generally consist of Fund Securities—as announced on the Business Day of the request for redemption received in proper form—plus or minus cash in an amount equal to the difference between the NAV of the Fund Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less a redemption transaction fee as listed below. In the event that the Fund Securities have a value greater than the NAV of the Fund Shares, a compensating cash payment equal to the difference is required to be made by or through an Authorized Participant by the redeeming shareholder.

The right of redemption may be suspended or the date of payment postponed (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the NYSE is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the Shares of the Fund or determination of the Fund’s NAV is not reasonably practicable; or (iv) in such other circumstances as is permitted by the SEC.

Redemption Transaction Fee. A redemption transaction fee is imposed to offset transfer and other transaction costs that may be incurred by a Fund. Investors will also bear the costs of transferring the Fund Securities from the Trust to their account or on their order. An additional variable charge for cash redemptions or partial cash redemptions may also be imposed to compensate a Fund for the costs associated with buying the applicable securities. A Fund may adjust these fees from time to time based on actual experience. As a result, in order to seek to replicate the in-kind redemption order process, the Trust expects to sell, in the secondary market, the portfolio securities that will not be delivered as part of an in-kind redemption order (“Market Sales”). In such cases where the Trust makes Market Sales, the Authorized Participant will reimburse the Trust for, among other things, any difference between the market value at which the securities were sold by the Trust and the cash in lieu amount (which amount, at the Investment Adviser's discretion, may be capped), applicable registration fees, brokerage commissions and taxes. To the extent applicable, brokerage commissions incurred in connection with the Trust's sale of portfolio securities will be at the expense of a Fund and will affect the value of all Shares; but the Investment Adviser may adjust the transaction fee to the extent the composition of the redemption securities changes or cash in lieu is added to the Cash Redemption Amount to protect ongoing shareholders.  Investors who use the services of a broker or other such intermediary may be charged a fee for such services. The standard redemption transaction fees for a Fund otherwise are the same as the standard creation fees set forth above.  In no event will a redemption transaction fee exceed 2% of the amount redeemed. Certain fees or costs associated with redemption transactions may be waived in certain circumstances.

Placement of Redemption Orders. Orders to redeem Creation Unit Aggregations must be delivered through an Authorized Participant that has executed a Participant Agreement. Investors other than Authorized Participants are responsible for making arrangements for a redemption request to be made through an Authorized Participant. An order to redeem Creation Unit Aggregations is deemed received by the Trust on the Transmittal

Date if: (i) such order is received by the Custodian not later than the Closing Time on the Transmittal Date; (ii) such order is accompanied or followed by the requisite number of Shares of the Fund specified in such order, which delivery must be made through DTC to the Custodian no later than 10:00 a.m., Eastern time, on the next Business Day following the Transmittal Date; and (iii) all other procedures set forth in the Participant Agreement are properly followed. Deliveries of Fund Securities to redeeming investors generally will be made within two Business Days. Due to the schedule of holidays in certain countries, however, the delivery of in-kind redemption proceeds may take longer than two Business days after the day on which the redemption request is received in proper form. In such cases, the local market settlement procedures will not commence until the end of the local holiday periods. See below for a list of the local holidays in the foreign countries relevant to the Fund.

In connection with taking delivery of shares of Fund Securities upon redemption of shares of the Fund, a redeeming Beneficial Owner, or Authorized Participant action on behalf of such Beneficial Owner must maintain appropriate security arrangements with a qualified broker-dealer, bank or other custody provider in each jurisdiction in which any of the Fund Securities are customarily traded, to which account such Fund Securities will be delivered.

To the extent contemplated by an Authorized Participant’s agreement, in the event the Authorized Participant has submitted a redemption request in proper form but is unable to transfer all or part of the Creation Unit Aggregation to be redeemed to the Fund’s Transfer Agent, the Distributor will nonetheless accept the redemption request in reliance on the undertaking by the Authorized Participant to deliver the missing shares as soon as possible. Such undertaking shall be secured by the Authorized Participant to deliver the missing shares as soon as possible. Such understanding shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash having a value (marked to market daily) at least equal to 115%, which the Investment Adviser may change from time to time, of the value of the missing shares.

The current procedures for collateralization of missing shares require, among other things, that any cash collateral shall be in the form of U.S. dollars in immediately-available funds and shall be held by the Custodian and marked to market daily, and that the fees of the Custodian and any sub-custodians in respect of the delivery, maintenance and redelivery of the cash collateral shall be payable by the Authorized Participant. The Authorized Participant’s agreement will permit the Trust, on behalf of the affected Fund, to purchase the missing shares or acquire the Deposit Securities and the Cash Component underlying such shares at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Trust of purchasing such shares, Deposit Securities or Cash Component and the value of the collateral.

The calculation of the value of the Fund Securities and the Cash Redemption Amount to be delivered upon redemption will be made by the Custodian according to the procedures set forth under Determination of NAV computed on the Business Day on which a redemption order is deemed received by the Trust. Therefore, if a redemption order in proper form is submitted to the Custodian by a DTC Participant not later than Closing Time on the Transmittal Date, and the requisite number of shares of the relevant Fund are delivered to the Custodian prior to the DTC Cut-Off-Time, then the value of the Fund Securities and the Cash Redemption Amount to be delivered will be determined by the Custodian on such Transmittal Date. If, however, a redemption order is submitted to the Custodian by a DTC Participant not later than the Closing Time on the Transmittal Date but either (i) the requisite number of shares of the relevant Fund are not delivered by the DTC Cut-Off-Time, as described above, on such Transmittal Date, or (ii) the redemption order is not submitted in proper form, then the redemption order will not be deemed received as of the Transmittal Date. In such case, the value of the Fund Securities and the Cash Redemption Amount to be delivered will be computed on the Business Day that such order is deemed received by the Trust, i.e., the Business Day on which the shares of the relevant Fund are delivered through DTC to the Custodian by the DTC Cut-Off-Time on such Business Day pursuant to a properly submitted redemption order.

If it is not possible to effect deliveries of the Fund Securities, the Trust may in its discretion exercise its option to redeem such shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that the Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its Shares based on the NAV of Shares of the relevant Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Fund’s brokerage and other transaction costs associated with the disposition of Fund Securities). A Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities, or cash in lieu of some securities added to the Cash Component, but in no event will the total value of the securities delivered and the cash transmitted differ from the NAV.

Redemptions of shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and each Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Unit Aggregations for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Fund Securities applicable to the redemption of a Creation Unit Aggregation may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming Beneficial Owner of the shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment.

Because the Portfolio Securities of a Fund may trade on the relevant exchange(s) on days that the NYSE Arca is closed or are otherwise not Business Days for such Fund, shareholders may not be able to redeem their Shares of the Fund, or to purchase and sell Shares of such Fund on the NYSE Arca on days when the NAV of such Fund could be significantly affected by events in the relevant foreign markets.

Regular Holidays. Each Fund generally intends to effect deliveries of Creation Units and Portfolio Securities on a basis of “T” plus two Business Days (i.e., days on which the national securities exchange is open). The Fund may effect deliveries of Creation Units and Portfolio Securities on a basis other than T plus two in order to accommodate local holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates, or under certain other circumstances. The ability of the Trust to effect in-kind creations and redemptions within two Business Days of receipt of an order in good form is subject, among other things, to the condition that, within the time period from the date of the order to the date of delivery of the securities, there are no days that are holidays in the applicable foreign market. For every occurrence of one or more intervening holidays in the applicable foreign market that are not holidays observed in the U.S. equity market, the redemption settlement cycle will be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable closings in a foreign market due to emergencies may also prevent the Trust from delivering securities within normal settlement period.

The securities delivery cycles currently practicable for transferring Portfolio Securities to redeeming investors, coupled with foreign market holiday schedules, will require a delivery process longer than seven calendar days for each Fund, in certain circumstances. The holidays applicable to each Fund during such periods are listed below, as are instances where more than seven days will be needed to deliver redemption proceeds. Although certain holidays may occur on different dates in subsequent years, the number of days required to deliver redemption proceeds in any given year is not expected to exceed the maximum number of days listed below for the Fund. The proclamation of new holidays, the treatment by market participants of certain days as “informal holidays” (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays, or changes in local securities delivery practices, could affect the information set forth herein at some time in the future.

The dates in calendar years 2017 and 2018 in which the regular holidays affecting the relevant securities markets of the below listed countries are as follows:*

2017
Argentina
January 1	April 14	June 20	December 8
February 27	May 1	July 9	December 25
February 28	May 25	August 15
March 24	May 26	October 9
April 2	June 19	November 27

Australia
January 2	April 17	August 7	December 26

January 26	April 25	October 2
April 14	June 12	December 24

Austria
January 1	May 25	October 26	December 26
January 6	June 5	November 1
April 17	June 15	December 8
May 1	August 15	December 25

Bahrain
January 1	June 27	September 3	December 17
May 1	August 31	September 21
June 25	September 1	November 30
June 26	September 2	December 16
*The Bahraini market is closed every Friday.

Brazil
January 1	April 14	June 15	November 2
February 27	April 21	September 7	November 15
February 28	May 1	October 12	December 25

Canada
January 2	May 22	September 4	December 25
February 20	July 3	October 9	December 26
April 14	August 7	November 13

Chile
January 1	May 1	August 15	October 27
April 14	May 21	September 18	November 1
April 15	June 26	September 19	December 8
April 16	July 16	October 9	December 25

China
January 1	January 30	May 30	October 4
January 27	January 31	October 1	October 5
January 28	April 5	October 2	October 6
January 29	May 1	October 3

Colombia
January 1	May 1	July 20	November 13
January 9	May 29	August 7	December 8
March 20	June 19	August 21	December 25
April 13	June 26	October 16
April 14	July 3	November 6

Czech Republic
January 1	May 1	July 6	December 24

April 14	May 8	October 28	December 25
April 17	June 28	November 17	December 26

Egypt
January 7	April 25	July 1	September 2
January 25	May 1	July 23	September 21
April 16	June 25	August 31	October 6
April 17	June 26	September 1	December 1
*The Egyptian market is closed every Friday.

France
March 26	October 29	December 25	December 26
May 1

Germany
January 1	April 14	May 1	December 25
March 26	April 17	October 29	December 26

Greece
January 1	April 14	June 4	December 25
January 6	April 16	June 5	December 26
February 27	April 17	August 15
March 25	May 1	October 28

Hong Kong
January 2	April 17	December 25	December 26
April 14

Hungary
January 1	March 15	August 20	October 23

India
January 26	May 1	October 2	December 25
April 24	August 15

Indonesia
January 1	August 17	December 25

Israel
March 12	May 2	September 21	September 30
April 11	May 31	September 22	October 5
April 17	August 1	September 29	October 12
*The Israeli market is closed every Friday.

Italy
January 1	April 17	December 25	December 26
April 14	May 1

Japan
January 1	March 20	July 17	November 3
January 2	April 29	August 11	November 23
January 3	May 3	September 18	December 23
January 9	May 4	September 23
February 11	May 5	October 9

Kuwait
January 1	June 24	August 31	September 21
February 25	June 25	September 1	December 1
February 26	June 26	September 2
April 24	August 30	September 3
*The Kuwaiti market is closed every Friday.

Malaysia
January 1	May 1	September 16	December 25
February 1	August 31

Mexico
January 1	April 13	September 16	December 12
February 6	April 15	November 2	December 25
March 20	May 1	November 20

Morocco
January 1	July 30	September 1	December 1
January 11	August 14	September 21
May 1	August 20	November 6
July 17	August 21	November 18

Netherlands
January 1	April 14	June 5	December 25
March 26	April 17	October 29	December 26

Nigeria
January 2	May 29	September 2	December 26
April 14	June 25	October 2
April 17	June 26	December 1
May 1	September 1	December 25

Norway
April 13	May 1	June 5	December 26
April 14	May 17	December 25
April 17	May 25

Oman
April 24	July 23	September 3	November 19
June 25	September 1	September 21	December 1

June 26	September 2	November 18
*The Oman market is closed every Friday.

Peru
January 1	May 1	July 29	November 1
April 13	June 29	August 30	December 8
April 14	July 28	October 8	December 25

Philippines
January 1	April 14	August 28	December 25
April 9	May 1	November 1	December 30
April 13	June 12	November 30	December 31

Poland
January 1	May 1	November 1	December 26
January 6	May 3	November 11
April 14	June 15	December 24
April 17	August 15	December 25

Portugal
April 14	May 1	December 25	December 26
April 17

Qatar
January 1	June 26	September 2	December 18
March 5	June 27	September 3
June 25	September 1	September 4
*The Qatari market is closed every Friday.

Saudi Arabia
June 25	June 28	September 2
June 26	August 31	September 3
June 27	September 1	September 23
*The Saudi Arabian market is closed every Friday.

Singapore
January 1	April 14	August 9	December 25
January 2	May 1

South Africa
January 1	April 17	August 9	December 25
January 2	April 27	September 24	December 26
March 21	May 1	September 25
April 14	June 16	December 16

South Korea
January 1	March 1	August 15	October 9

January 27	May 1	October 3	December 20
January 28	May 3	October 4	December 25
January 29	May 5	October 5
January 30	June 6	October 6

Spain
April 13	June 15	October 12	December 25
April 14	July 25	November 1
May 1	August 15	December 8

Switzerland
January 2	April 17	June 5	December 25
April 14	May 25	August 1	December 26

Thailand
January 2	April 14	May 10	October 23
February 11	April 15	July 1	December 5
April 6	May 1	July 10	December 11
April 13	May 5	August 14

Tunisia
January 1	May 1	July 25	September 21
January 14	June 25	August 13	October 15
March 20	June 26	September 1	November 30
April 9	June 27	September 2

Turkey
January 1	May 1	August 30	October 29
April 23	May 19

United Arab Emirates
January 1	June 27	September 3	December 3
April 24	August 31	September 21
June 25	September 1	December 1
June 26	September 2	December 2
*The United Arab Emirates market is closed every Friday.

United Kingdom
January 2	April 17	August 28	December 26
March 26	May 1	October 29
April 14	May 29	December 25

Uruguay
January 1	April 13	May 18	October 10
January 6	April 14	June 19	November 2
February 27	April 17	July 18	December25
February 28	May 1	August 25

2018
Argentina
January 1	April 12	June 18	October 15
March 30	May 1	July 9	December 8
April 1	May 25	August 20	December 25

Australia
January 1	April 2	August 6	December 25
January 26	April 25	October 1	December 26
March 30	June 11

Austria
January 1	May 10	October 26	December 26
January 6	May 21	November 1
April 2	May 31	December 8
May 1	August 15	December 25

Brazil
January 1	March 30	May 31	November 2
February 12	April 21	September 7	November 15
February 13	May 1	October 12	December 25

Canada
January 1	May 21	September 3	December 25
February 19	July 2	October 8	December 26
March 30	August 6	November 12

Chile
January 1	May 21	September 19	December 25
March 30	July 2	October 15	December 31
March 31	July 16	November 1	April 1
August 15	November 2	May 1	September 18
December 8

China
January 1	February 19	April 30	October 2	January 1
February 15	February 20	May 1	October 3	February 15
February 16	February 21	June 18	October 4	February 16
February 17	April 5	September 24	October 5	February 17
February 18	April 6	October 1		February 18

Colombia
January 1	May 10	July 20	December 8
January 8	May 13	August 7	December 25
March 19	May 31	August 15	March 29
June 11	October 15	March 30	June 17
November 5	May 1	July 2	November 12

Czech Republic
January 1	May 1	July 6	December 25
March 30	May 8	September 28	December 26
April 2	July 5	December 24

Egypt
January 7	April 25	August 21	November 20	January 7
January 25	May 1	August 22		January 25
April 8	July 1	August 23		April 8
April 9	July 23	September 11		April 9
*The Egyptian market is closed every Friday.

France
January 1	May 1	December 25	December 26
March 25	October 28

Germany
January 1	March 30	May 1	December 25
March 25	April 2	October 28	December 26

Greece
January 6	April 9	May 28	December 25
February 19	May 1	August 15	December 26
April 6

Hong Kong
January 1	April 2	December 25	December 26
March 30

Hungary
January 1	March 16	August 20	October 23
March 15
India
January 26	August 15	October 2	December 25
May 1

Indonesia
January 1	May 1	June 16	December 25
February 16	May 10	August 17	December 31
March 17	May 30	August 22
March 30	June 1	September 12
April 14	June 15	November 21

Israel

March 1	May 20	September 11	September 24
April 6	July 22	September 18	October 1
April 19	September 10	September 19
*The Israeli market is closed every Friday.

Italy
January 1	April 2	December 25	December 26
March 30	May 1

Japan
January 1	March 21	July 16	November 3
January 2	April 30	August 11	November 23
January 3	May 3	September 17	December 24
January 8	May 4	September 24	December 31
February 12	May 5	October 8

Kuwait
January 2	June 15	August 22	November 20
February 25	June 16	August 23
February 26	June 17	August 24
April 13	August 21	September 11
*The Kuwaiti market is closed every Friday.

Malaysia
January 1	May 1	September 16	December 25
February 1	August 31	September 17

Mexico
January 1	March 30	November 2	December 25
February 5	May 1	November 19
March 19	May 5	December 1
March 29	September 16	December 12

Morocco
January 1	July 30	August 22	November 20
January 11	August 14	August 23	November 21
May 1	August 20	September 11	January 1
June 15	August 21	November 6

Netherlands
January 1	April 2	May 21	December 25
March 25	April 27	October 28	December 26
March 30	May 12

Nigeria
January 1	May 1	June 15	December 26
March 8	May 27	August 22
March 30	May 29	October 1

April 2	June 12	December 25

Norway
January 1	April 2	May 17	December 25
March 29	May 1	May 21	December 26
March 30	May 10

Oman
January 1	June 17	August 23	November 18
April 13	June 18	August 24	November 19
June 15	July 23	August 25	November 20
June 16	August 22	September 11
*The Oman market is closed every Friday.

Peru
January 1	May 1	July 29	November 1
March 29	June 29	August 30	December 8
March 30	July 28	October 8	December 25

Philippines
January 1	April 9	August 27	December 25
March 29	May 1	November 1	December 30
March 30	June 12	November 30	December 31

Poland
January 1	May 1	August 15	December 25
March 30	May 3	November 1	December 26
April 2	May 31	December 24

Portugal
January 1	April 2	December 25	December 26
March 30	May 1

Qatar
February 13	June 15	August 19	August 26
March 4	June 16	August 20	August 27
June 11	June 17	August 21	December 18
June 12	June 18	August 22
June 13	June 19	August 23
June 14	June 20	August 24
*The Qatari market is closed every Friday.

Singapore
January 1	May 1	August 9	December 25
March 30

South Africa

January 1	April 2	June 16	December 16
March 21	April 27	August 9	December 25
March 30	May 1	September 24	December 26

South Korea
January 1	May 1	June 13	September 26
February 15	May 5	August 15	October 3
February 16	May 7	September 23	October 9
February 17	May 22	September 24	December 25
March 1	June 6	September 25

Spain
January 1	March 30	July 25	November 1
March 19	May 1	August 15	December 25
March 29	May 31	October 12

Switzerland
January 1	April 22	June 10	December 25
April 19	May 30	August 1	December 26

Thailand
January 1	April 13	May 29	December 5
January 2	April 16	July 26	December 10
March 2	May 1	August 13	December 31
April 6	May 7	October 23	January 1

Turkey
January 1	May 1	August 30	October 29
April 23	May 19

United Arab Emirates
January 1	August 21	November 20	April 13
August 22	November 30	June 14	August 26
December 2	June 15	Sepember 11	December 3

*The United Arab Emirates market is closed every Friday.

United Kingdom
January 1	April 2	August 27	December 25
March 25	May 7	October 28	December 26
March 30	May 28

* Holidays are subject to change without further notice.

Redemption. The longest redemption cycle for the Fund is a function of the longest redemption cycles among the countries whose stocks comprise the Fund. In the calendar years 2017 and 2018, the dates of the regular holidays affecting the following securities markets present the worst-case redemption cycle for the Fund are as follows*:

SETTLEMENT PERIODS GREATER THAN SEVEN DAYS FOR YEAR 2017
	Beginning of Settlement Period	End of Settlement Period	Number of Days in Settlement Period
Japan	04/28/17	05/08/17	9
	5/1/2017	5/9/2017	8
	5/2/2017	5/10/2017	8
Qatar	6/20/2017	6/28/2017	8
	6/21/2017	6/29/2017	8
	6/22/2017	7/2/2017	10
South Africa	4/7/2017	4/18/2017	11
	4/10/2017	4/19/2017	9
	4/11/2017	4/20/2017	9
	4/12/2017	4/21/2017	9
	4/13/2017	4/24/2017	11
	4/20/2017	4/28/2017	8
	4/21/2017	5/2/2017	10
	4/24/2017	5/3/2017	9
	4/25/2017	5/4/2017	9
	4/26/2017	5/5/2017	9
	4/28/2017	5/10/2017	10
	6/12/2017	6/20/2017	8
	6/13/2017	6/21/2017	8
	6/14/2017	6/22/2017	8
	6/15/2017	6/23/2017	8
	8/2/2017	8/10/2017	8
	8/3/2017	8/11/2017	8
	8/4/2017	8/14/2017	10
	8/7/2017	8/15/2017	8
	8/8/2017	8/16/2017	8
	9/18/2017	9/26/2017	8
	9/19/2017	9/27/2017	8
	9/20/2017	9/28/2017	8
	9/21/2017	9/29/2017	8
	9/22/2017	10/2/2017	10
	12/18/2017	12/27/2017	9
	12/19/2017	12/28/2017	9
	12/20/2017	12/29/2017	9
	12/21/2017	1/1/2018	11
	12/22/2017	1/2/2018	11
South Korea	9/29/2017	10/10/2017	10
	10/2/2017	10/11/2017	9

SETTLEMENT PERIODS GREATER THAN SEVEN DAYS FOR YEAR 2018
	Beginning of Settlement Period	End of Settlement Period	Number of Days in Settlement Period
China	02/12/18	02/22/18	10
	2/13/2018	2/23/2018	10
	2/14/2018	2/26/2018	12
	9/26/2018	10/8/2018	12
	9/27/2018	10/9/2018	12
	9/28/2018	10/10/2018	12
Czech Republic	12/21/2018	12/31/2018	10
	4/11/2017	4/20/2017	9
Egypt	8/20/2018	8/28/2018	8
	4/13/2017	4/24/2017	11
Japan	12/27/2017	1/4/2018	8
	12/28/2017	1/5/2018	8
	12/29/2017	1/9/2018	11
	4/25/2017	5/4/2017	9
Morocco	8/17/2018	8/28/2018	11
	4/28/2017	5/10/2017	10
Norway	3/26/2018	4/3/2018	8
	3/27/2018	4/4/2018	8
	3/28/2018	4/5/2018	8
	6/15/2017	6/23/2017	8
Russia	12/29/2018	1/10/2018	12

* These worst-case redemption cycles are based on information regarding regular holidays, which may be out of date. Based on changes in holidays, longer (worse) redemption cycles are possible.

DIVIDENDS AND TAXES

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Federal Income Taxation—Taxes on Distributions.”

General Policies. Dividends from net investment income, if any, are declared and paid annually except for the Guggenheim Canadian Energy Income ETF, Guggenheim International Multi-Asset Income ETF, and Guggenheim Shipping ETF, which distribute quarterly, and long-term capital gains, if any, are declared and paid annually. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of each Fund as a RIC or to avoid imposition of income or excise taxes on undistributed income.

Dividends and other distributions on Fund Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from a Fund.

Dividend Reinvestment Service. No reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Fund for reinvestment of their dividend distributions. Beneficial Owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners to adhere to specific procedures and timetables.

Each Fund has elected and intends to qualify each taxable year to be treated as a separate regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As a RIC, a Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes as dividends to its shareholders. To qualify for treatment as a RIC, a Fund must annually distribute dividends of an amount at least equal to 90% of its investment company taxable income (which includes, but is not limited to, dividends, interest and net short-term capital gains) and meet several other requirements relating to the nature of its income and the diversification of its assets. If a Fund fails to qualify for any taxable year as a RIC (and is not able to cure said failure through the payment of certain penalties), all of its net taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of a Fund’s current and accumulated earnings and profits. In addition, in order to requalify for taxation as a RIC, a Fund may be required to recognize unrealized gains, pay substantial taxes and interest and make certain distributions.

Each Fund is treated as a separate corporation for federal income tax purposes. Each Fund therefore is considered to be a separate entity in determining its treatment under the rules for RICs described herein and in the Prospectus. Losses in one Fund do not offset gains in another Fund and the requirements (other than certain organizational requirements) to qualify for RIC status are determined at the fund level rather than at the Trust level.

Each Fund will be subject to a 4% excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income (taking into account certain deferrals and elections) for the calendar year, (ii) 98.2% of its capital gain net income (adjusted for certain ordinary losses) for the twelve months ended October 31 of such calendar year and (iii) any ordinary income and capital gain net income for preceding calendar years that were not distributed during such calendar years and on which the Fund paid no federal income tax. Each Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax.

As a result of tax requirements, the Trust on behalf of each Fund has the right to reject an order to purchase Shares if the purchaser (or group of purchasers) would, upon obtaining the Shares so ordered, own 80% or more of the outstanding Shares of the Fund and if, pursuant to sections 351 and 362 of the Code, the Fund would have a basis in the Deposit Securities different from the market value of such securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial Share ownership for purposes of the 80% determination.

Each Fund may make investments that are subject to special federal income tax rules, such as investments in repurchase agreements, money market instruments, convertible securities, structured notes, swaps, options, futures contracts and non-U.S. corporations classified as “passive foreign investment companies" ("PFICs") (discussed below). Those special tax rules can, among other things, affect the timing of income, gain or loss, the treatment of income as capital or ordinary and the treatment of capital gain or loss as long-term or short-term. The application of these special rules would therefore also affect the character of distributions made by a Fund. Each Fund may need to borrow money or dispose of some of its investments earlier than anticipated in order to meet its distribution requirements. See “Federal Tax Treatment of Futures and Options Contracts” for certain federal income tax rules regarding futures and options contracts.

Some of the Funds may invest in stocks of foreign companies that are classified under the Code as PFICs. In general, a foreign company is classified as a PFIC if at least one half of its assets constitutes investment-type assets or 75% or more of its gross income is investment-type income. Under the PFIC rules, an “excess distribution” received with respect to PFIC stock is treated as having been realized ratably over a period during which the Fund held the PFIC stock. The Fund itself will be subject to tax on the portion, if any, of the excess distribution that is allocated to the Fund’s holding period in prior taxable years (an interest factor will be added to the tax, as if the tax had actually been payable in such prior taxable years) even though the Fund distributes the corresponding income to shareholders. Excess distributions include any gain from the sale of PFIC stock as well as certain distributions from a PFIC. All excess distributions are taxable as ordinary income.

A Fund may be able to elect alternative tax treatment with respect to PFIC stock. Under an election that may be available, a Fund generally would be required to include in its gross income its share of the earnings of a

PFIC on a current basis, regardless of whether any distributions are received from the PFIC. If this election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, another election may be available that would involve marking to market a Fund’s PFIC stock at the end of each taxable year with the result that unrealized gains are treated as though they were realized. If this election were made, tax at the Fund level under the PFIC rules would be eliminated, but a Fund could, in limited circumstances, incur nondeductible interest charges. A Fund’s intention to qualify annually as a regulated investment company may limit the Fund’s elections with respect to PFIC stock.

Although not required to do so, it is likely that the Funds will choose to make the mark to market election with respect to PFIC stock acquired and held. If this election is made, the Funds may be required to make ordinary dividend distributions to their shareholders based on the Funds’ unrealized gains for which no cash has been generated through disposition or sale of the shares of PFIC stock.

Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income, gain or loss with respect to PFIC stock, as well as subject a Fund itself to tax on certain income from PFIC stock, the amount that must be distributed to shareholders and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock.

Under the Code, gains or losses attributable to fluctuations in exchange rates, which occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time that a Fund actually collects such receivables or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on the disposition of debt securities denominated in a foreign currency as well as on the disposition of certain futures contracts, forward contracts, options, and similar financial instruments, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as “Section 988” gains or losses, may increase or decrease the amount of a Fund’s investment company taxable income to be distributed to its shareholders as ordinary income.

Distributions from a Fund’s net investment income, including any net short-term capital gains, if any, and distributions of income from securities lending, are taxable as ordinary income. Distributions reinvested in additional Shares of a Fund through the means of a dividend reinvestment service will be taxable dividends to shareholders acquiring such additional Shares to the same extent as if such dividends had been received in cash. Distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long shareholders have held the Shares.

Dividends declared by a Fund in October, November or December and paid to shareholders of record of such months during the following January may be treated as having been received by such shareholders in the year the distributions were declared.

Long-term capital gains of non-corporate taxpayers are generally taxed at a maximum rate of either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. In addition, some ordinary dividends declared and paid by the Fund to non-corporate shareholders may qualify for taxation at the lower reduced tax rates applicable to long-term capital gains, provided that holding period and other requirements are met by the Fund and the shareholder. The Fund will report to shareholders annually the amounts of dividends received from ordinary income, the amount of distributions received from capital gains and the portion of dividends which may qualify for the corporate dividends received deduction. In addition, the Fund will report the amount of dividends to non-corporate shareholders eligible for taxation at the lower reduced tax rates applicable to long-term capital gains.

Dividends, interest and gains received by the Funds may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of a Fund's total assets at the end of its taxable year consist of foreign stock or securities, the Fund intends to elect to “pass through” to its investors certain foreign income taxes paid by the Fund, with the result that each investor will (i) include in gross income, even though not actually received, the investor's pro rata share of the Fund's foreign income taxes, and (ii) either deduct (in calculating U.S. taxable income) or credit (in calculating U.S. federal income tax liability), subject to certain limitations, the investor's pro rata share of the Fund's foreign income taxes. Because only foreign taxes paid by an eligible Fund may only be included as a component of a credit which may be eligible to be claimed by an investor, no such credit may be available for a reduction in a Fund’s NAV to reflect a reserve (if any) for foreign withholding taxes.

If, for any fiscal year, the total distributions made exceed a Fund’s current and accumulated earnings and profits, the excess will, for U.S. federal income tax purposes, be treated as a tax free return of capital to each shareholder up to the amount of the shareholder’s basis in his or her Shares, and thereafter as gain from the sale of Shares. The amount treated as a tax free return of capital will reduce the shareholder’s adjusted basis in his or her Shares, thereby increasing his or her potential gain or reducing his or her potential loss on the subsequent sale of his or her Shares.

The sale, exchange or redemption of Shares held as capital assets may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of Shares will be treated as long-term capital gain or loss if the Shares have been held for more than one year. Otherwise, the gain or loss on the taxable disposition of Shares will be treated as short-term capital gain or loss. A loss realized on a sale or exchange of Shares of a Fund may be disallowed if other substantially identical Shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a sixty-one (61) day period beginning thirty (30) days before and ending thirty (30) days after the date that the Shares are disposed of. In such a case, the basis of the Shares acquired must be adjusted to reflect the disallowed loss. Any loss upon the sale or exchange of Shares held for six (6) months or less is treated as long-term capital loss to the extent of any capital gain dividends received by the shareholders (including undistributed capital gain included in income). Distribution of ordinary income and capital gains may also be subject to state and local taxes.

The Code requires reporting of adjusted cost basis information for covered securities, which generally include shares of a RIC acquired after January 1, 2012, to the Internal Revenue Service and to taxpayers.  Shareholders should contact their financial intermediaries with respect to reporting of cost basis and available elections for their accounts.

If a shareholder recognizes a loss with respect to a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the a disclosure statement with the IRS on IRS Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a RIC are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Distributions of ordinary income paid to shareholders who are nonresident aliens or foreign entities that are not effectively connected to the conduct of a trade or business within the United States will generally be subject to a 30% U.S. withholding tax unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Under an exemption recently made permanent by Congress, properly designated dividends received by a nonresident alien or foreign entity are generally exempt from U.S. federal withholding tax when they (a) are paid in respect of a Fund's “qualified net interest income” (generally, the Fund's U.S. source interest income, reduced by expenses that are allocable to such income), or (b) are paid in connection with a Fund's “qualified short-term capital gains” (generally, the excess of the Fund's net short-term capital gain over the Fund's long-term capital loss for such taxable year). However, depending on the circumstances, the Funds may designate all, some or none of the Funds' potentially eligible dividends as derived from such qualified net interest income or as qualified short-term capital gains, and a portion of the Funds' distributions (e.g. interest and dividends from non-U.S. sources or any foreign currency gains) would be ineligible for this potential exemption from withholding.

Shareholders who are nonresident aliens or foreign entities will generally not be subject to U.S. withholding or income tax on gains realized on the sale of Shares or on dividends from capital gains unless (i) such gain or capital gain dividend is effectively connected with the conduct of a trade or business within the United States or (ii) in the case of an individual shareholder, the shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or capital gain dividend and certain other conditions are met. Gains on the sale of Shares and dividends that are effectively connected with the conduct of a trade or business within the United States will generally be subject to U.S. federal net income taxation at regular income tax rates.

The Funds are required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends and (effective January 1, 2019) redemption proceeds and certain capital gain dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts.  Shareholders may be requested to provide additional information to the Funds to enable the Funds to determine whether withholding is required.

Nonresident shareholders are urged to consult their own tax advisors concerning the applicability of the United States withholding tax and the possible applicability of the U.S. estate tax.

Some shareholders may be subject to a withholding tax on distributions of ordinary income, capital gains and any cash received on redemption of Creation Units (“backup withholding”). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with a Fund or who, to the Fund’s knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.

The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of Shares should consult their own tax advisors as to the tax consequences of investing in such Shares, including under federal, state, local and other tax laws. Finally, the foregoing discussion is based on applicable provisions of the Code, regulations, judicial authority and administrative interpretations in effect on the date hereof. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.

CHINESE TAXES (Guggenheim China Real Estate ETF and Guggenheim China Small Cap ETF)

China H-Shares

Investors should note that where the Fund invests in China H-Shares of which the income (such as dividend income) is derived from China, if any, the Fund is subject to withholding of Enterprise Income Tax imposed in China. The Fund may also be subject to other taxes imposed in China.

Under the Enterprise Income Tax Law and its implementation rules, income derived from China by non-resident enterprises which have no establishment or place in China is subject to withholding of Enterprise Income Tax at the rate of 10% (such rate may however be subject to change from time to time). As such, in respect of the investments of the Fund in China H-Shares of which the income (such as dividend income) is derived from China, if any, the Fund is subject to withholding of Enterprise Income Tax by the relevant China H-share issuers distributing such dividends; and such withholding tax will reduce the income to the Fund and adversely affect the performance of the Fund.

However, there are still uncertainties as to the implementation of the Enterprise Income Tax Law and its sub-legislations with respect to capital gains from China H-Shares issued by Chinese tax resident enterprises. As a general rule, the Enterprise Income Tax Law provides that a 10% withholding tax would be imposed on the China-sourced capital gains from China H-Shares received by non-resident enterprises which have no establishment or place in China such as the Fund. Under the Convention, capital gains from the alienation of China H-Shares of a Chinese tax resident enterprises at least 50% of the property of which consists directly or indirectly of real property situated in China is subject to withholding of Enterprise Income Tax at the rate of 10%.  However, as a matter of practice, the withholding tax has not been strictly enforced on capital gains realized by non-resident enterprises from disposal of China H-Shares traded on open stock exchanges.

Currently, the Investment Adviser has not made any provision for taxes. To ensure fairness to all shareholders, the Investment Adviser reserves the right to make any provision for taxes or deduct or withhold an amount on account of taxes (for which the Fund may be directly or indirectly liable to the Chinese tax authorities in respect of the Fund’s investments in the relevant China H-Shares) from assets of the Fund as they consider appropriate.

Once the Chinese tax authority has issued further notices or clarified the uncertainties regarding the implementation of the Enterprise Income Tax Law and its sub-legislations with respect to capital gains from China H-Shares, the Investment Adviser may make such provision for taxes or such adjustments to the amount of provision for taxes (if any) as they consider necessary as soon as practicable. If provision for taxes is to be made, the Investment Adviser will notify the relevant shareholders of the same as soon as practicable. The amount of such provision, deduction or withholding for taxes by the Investment Adviser will be disclosed in the financial reports of the Fund.

In case of no provision for taxes being made or a difference between the Fund’s provision for taxes (if any) and its actual Chinese tax liabilities, the relevant amounts shall be credited to or debited from the Fund’s assets (as the case may be). As a result, the income from, and/or the performance of, the Fund may or may not be adversely affected and the impact on individual shareholders of the Fund may vary, depending on factors such as the level of the Fund’s provision for taxes (if any) and the amount of the difference at the relevant time and when the relevant shareholders subscribed for and/or redeemed their Shares in the Fund.

There is a possibility that the current tax laws, rules, regulations and practice in China and/or the current interpretation or understanding thereof may change in the future and such change(s) may have retrospective effect. The Fund could become subject to additional taxation that is not anticipated as at the date hereof or when the relevant investments are made, valued or disposed of. Any of those changes may reduce the income from, and/or the value of, the relevant investments in the Fund.

Red Chips and China N-Shares

Under the current general provisions of the Enterprise Income Tax Law, the source of dividend income and capital gains derived by the Fund from investing in shares of Red Chips and China N-Shares would depend on whether such Red Chips or issuers of China N-Shares, as offshore incorporated companies, would be treated as Chinese tax resident enterprises under the Enterprise Income Tax Law due to their place of effective management being considered in China.

The State Administration of Taxation of China issued a tax notice, Guo Shui Fa [2009] No. 82 (“Notice 82”) that took effect from 1 January 2008, which clarifies the recognition criteria on what constitute a “place of effective management” for overseas incorporated domestically-controlled enterprises that would be relevant for the determination of China residency status under the Enterprise Income Tax Law.

Where a Red Chip company or an issuer of China N-Shares falls within the recognition criteria under Notice 82, resulting in its place of effective management being considered to be in China (and thus is considered a Chinese tax resident enterprise), any dividend income paid from the Red Chips or the issuer of China N-Shares or capital gains on disposal of shares in Red Chips or China N-Shares would be technically considered to be China-sourced income and subject to withholding tax which is similar to that levied with respect to China H-Shares as discussed under the preceding heading, when such dividends or capital gains are paid to a non-resident enterprises such as the Fund.

In any event, if the Red Chip companies or the issuers of China N-Shares are not treated or declared itself as Chinese tax resident enterprises, any dividends received by, or capital gains realized by, the Fund on disposal of shares of the Red Chips or China N-Shares should not be considered China-source income and therefore should not be subject to any withholding tax under Chinese laws.

Federal Tax Treatment of Futures and Options Contracts—Each Fund is required for federal income tax purposes to mark to market and recognize as income for each taxable year its net unrealized gains and losses on certain options and futures contracts as of the end of its taxable year as well as those actually realized during the taxable year. Gain or loss from broad based index options and futures contracts that are listed on a qualified board or exchange are generally required to be marked to market and will result in 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. Each Fund may be required to defer the recognition of losses on futures contracts, options contracts and swaps to the extent of any unrecognized gains on offsetting positions held by the Fund.

Among the requirements for a Fund to continue to qualify for federal income tax treatment as a RIC, at least 90% of its gross income for a taxable year must be derived from qualifying income, i.e., dividends, interest, income derived from loans or securities, gains from the sale of securities or of foreign currencies or other income derived with respect to the Fund’s business of investing in securities (including net income derived from an interest in certain “qualified publicly traded partnerships”). It is anticipated that any net gain realized from the closing out of futures or options contracts will be considered gain from the sale of securities or derived with respect to each Fund’s business of investing in securities and therefore will be qualifying income for purposes of the 90% gross income requirement.

CUSTODIAN, TRANSFER AGENT AND ADMINISTRATOR

The Bank of New York Mellon (“BNY”), located at 101 Barclay Street, New York, New York 10286, serves as custodian for the Funds pursuant to a Custodian Agreement. As custodian, BNY holds the Funds’ assets, calculates the NAV of Shares and calculates net income and realized capital gains or losses. BNY may be reimbursed by the Funds for its out-of-pocket expenses. BNY also serves as transfer agent of the Funds pursuant to a Transfer Agency Agreement. For the fiscal years ended May 31, 2015, May 31, 2016 and May 31, 2017, the Trust paid to BNY a total of $344,955, $472,071 and $214,218, respectively, in fees pursuant to the Custodian Agreement and Transfer Agency Agreement. As compensation for the foregoing services with respect to Guggenheim Shipping ETF, BNY receives certain out-of-pocket costs, transaction fees and asset based fees which are accrued daily and paid monthly by the Investment Adviser from the management fee pursuant to the Investment Advisory Agreement.

MUFG Investor Services (US), LLC ("MUIS"), located at 805 King Farm Boulevard, Rockville, Maryland 20850, serves as the Trust’s administrator. Pursuant to an administration agreement, MUIS provides certain administrative, bookkeeping and accounting services to the Trust.

Prior to October 4, 2016, Rydex Fund Services, LLC ("RFS"), an affiliate of the Investment Adviser, served as the Trust's administrator. On October 4, 2016, RFS was acquired from Guggenheim by MUFG Investor Services ("MUFG"), the global asset servicing group of Mitsubishi UFJ Financial Group. In connection with the acquisition, RFS changed its name to MUFG Investor Services (US), LLC.

For the fiscal years ended May 31, 2015 and May 31, 2016, after giving effect to expense reimbursements, the Trust paid to RFS a total of $168,170 and $120,894, respectively, in fees pursuant to the administration agreement. For the fiscal year ended May 31, 2017, the Trust paid to RFS and MUIS a total of $109,491 in fees pursuant to the administration agreement.

MUIS is compensated for its services to Guggenheim Shipping ETF solely from the unitary management fee pursuant to the Investment Advisory Agreement.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP, 1775 Tysons Blvd, Tysons, VA 22102, serves as the Funds’ independent registered public accounting firm. It audits the Funds’ financial statements and performs other audit-related and tax services.

FINANCIAL STATEMENTS

The Funds’ audited financial statements, including the financial highlights appearing in the Funds’ Annual Report to Shareholders for the year ended May 31, 2017 and filed electronically with the SEC, are incorporated by reference and made part of this SAI. You may request a copy of the Funds’ Annual Report at no charge by calling 800.820.0888 during normal business hours.

ETF-SAI-T2COMBO

 227 West Monroe Street • Chicago, Illinois 60606 • www.guggenheiminvestments.com

ETF-SAI-T2COMBO

PART C: OTHER INFORMATION

ITEM 28. EXHIBITS:

(a)	(1)	Certificate of Trust - Previously filed as an exhibit to the Trust's Registration Statement 333-135105 (filed June 16, 2006).*
(a)	(2)	Corrected Certificate of Trust - Previously filed as an exhibit to Post-Effective Amendment No. 241 to the Trust's Registration Statement 333-135105 (filed December 29, 2015).*
(a)	(3)
Amended and Restated Agreement and Declaration of Trust - Previously filed as an exhibit to Post-Effective Amendment No. 287 to the Trust's Registration Statement 333-135105 (filed September 28, 2016).*

(a)	(4)	Amended Schedule A to the Amended and Restated Agreement and Declaration of Trust - Filed herewith.
(b)		Bylaws of the Trust - Previously filed as an exhibit to Pre-Effective Amendment No. 1 to the Trust's Registration Statement 333-135105 (filed October 27, 2006).*
(c)		Not applicable.
(d)	(1)
Investment Advisory Agreement between the Trust and Claymore Advisors, LLC (n/k/a Guggenheim Funds Investment Advisers, LLC) (the "Investment Adviser") - Previously filed as an exhibit to Post-Effective Amendment No. 71 to the Trust's Registration Statement 333-135105 (filed June 1, 2010).*

(d)	(2)	Amended Exhibit B to the Investment Advisory Agreement between the Trust and the Investment Adviser - Filed herewith.
(d)	(3)
Investment Advisory Agreement between the Trust and Guggenheim Partners Investment Management, LLC with respect to Guggenheim Total Return Bond ETF - Previously filed as an exhibit to Post-Effective Amendment No. 253 to the Trust's Registration Statement 333-135105 (filed February 12, 2016).*

(e)	(1)
Distribution Agreement between the Trust and Claymore Securities, Inc. (n/k/a Guggenheim Funds Distributors, LLC) ("Distributor") - Previously filed as an exhibit to Pre-Effective Amendment No. 1 to the Trust's Registration Statement 333-135105 (filed October 27, 2006).*

(e)	(2)	Amended Exhibit A to the Distribution Agreement - Previously filed as an exhibit to Post-Effective Amendment No. 330 to the Trust's Registration Statement 333-135105 (filed August 3, 2017).*
(e)	(3)
Form of Participant Agreement (equity ETFs) - Previously filed as an exhibit to Post-Effective Amendment No. 100 to Claymore Exchange-Traded Fund Trust's Registration Statement 333-134551 (filed August 20, 2010).*

(e)	(4)
Form of Participant Agreement (fixed income ETFs) - Previously filed as an exhibit to Post-Effective Amendment No. 101 to Claymore Exchange-Traded Fund Trust's Registration Statement 333-134551 (filed September 1, 2010).*

(f)		Not applicable.
(g)	(1)
Form of Custody Agreement between the Trust and The Bank of New York - Previously filed as an exhibit to Pre-Effective Amendment No. 2 to the Trust's Registration Statement 333-135105 (filed February 5, 2007).*

(g)	(2)	Amended Schedule II to Custody Agreement - Previously filed as an exhibit to Post-Effective Amendment No. 330 to the Trust's Registration Statement 333-135105 (filed August 3, 2017).*
(h)	(1)
Expense Reimbursement Agreement between the Trust and the Investment Adviser - Previously filed as an exhibit to Post-Effective Amendment No. 24 to the Trust's Registration Statement 333-135105 (filed December 13, 2007).*

(h)	(2)
Amended Exhibit A to the Expense Reimbursement Agreement - Previously filed as an exhibit to Post-Effective Amendment No. 287 to the Trust's Registration Statement 333-135105 (filed September 28, 2016).*

(h)	(3)
Fund Administration Agreement between the Trust and Rydex Fund Services, LLC - Previously filed as an exhibit to Post-Effective Amendment No. 262 to Claymore Exchange-Traded Fund Trust's Registration Statement 333-134551 (filed July 15, 2013).*

(h)	(4)	Amended Schedule A to Administration Agreement - Previously filed as an exhibit to Post-Effective Amendment No. 330 to the Trust's Registration Statement 333-135105 (filed August 3, 2017).*
(h)	(5)	Amendment to Fund Administration Agreement – Previously filed as an exhibit to Post-Effective Amendment No. 492 to the Trust’s Registration Statement 333-134551 (filed October 21, 2016).*
(h)	(6)
Form of Transfer Agency Services Agreement between the Trust and The Bank of New York - Previously filed as an exhibit to Pre-Effective Amendment No. 2 to the Trust's Registration Statement 333-135105 (filed February 5, 2007).*

(h)	(7)	Amended Appendix I to Transfer Agency Services Agreement - Previously filed as an exhibit to Post-Effective Amendment No. 330 to the Trust's Registration Statement 333-135105 (filed August 3, 2017).*
(h)	(8)
Form of Fund Accounting Agreement between the Trust and The Bank of New York- Previously filed as an exhibit to Pre-Effective Amendment No. 2 to the Trust's Registration Statement 333-135105 (filed February 5, 2007).*

(h)	(9)	Amended Schedule I to Fund Accounting Agreement - Previously filed as an exhibit to Post-Effective Amendment No. 330 to the Trust's Registration Statement 333-135105 (filed August 3, 2017).*
(h)	(10)
Compliance Support Services Addendum to Fund Accounting Agreement - Previously filed as an exhibit to Post-Effective Amendment No. 262 to Claymore Exchange-Traded Fund Trust's Registration Statement 333-134551 (filed July 15, 2013).*

(h)	(11)
Form of Sub-License Agreement between the Trust and the Investment Adviser – Previously filed as an exhibit to Post-Effective Amendment No. 298 to the Trust's Registration Statement 333-135105 (filed December 27, 2016).*

(h)	(12)
Form of Sub-License Agreement between the Trust and the Investment Adviser with respect to Guggenheim U.S. Large Cap Optimized Volatility ETF – Previously filed as an exhibit to Post-Effective Amendment No. 298 to the Trust's Registration Statement 333-135105 (filed December 27, 2016).*

(h)	(13)
Amended Exhibit A and Schedule A to Sub-License Agreement between the Trust and the Investment Adviser - Previously filed as an exhibit to Post-Effective Amendment No. 330 to the Trust's Registration Statement 333-135105 (filed August 3, 2017).*

(i)		Opinion and consent of Dechert LLP - Filed herewith.
(j)		Consent of independent registered public accounting firm - Filed herewith.
(k)		Not applicable.
(l)		Not applicable.
(m)	(1)	Distribution and Service Plan - Previously filed as an exhibit to Post-Effective Amendment No. 25 to the Trust's Registration Statement 333-135105 (filed December 31, 2007).*
(m)	(2)	Amended Exhibit A to Distribution and Service Plan - Previously filed as an exhibit to Post-Effective Amendment No. 330 to the Trust's Registration Statement 333-135105 (filed August 3, 2017).*
(n)		Not applicable.
(o)		Not applicable.
(p)	(1)
Code of Ethics of the Trust, the Investment Adviser and the Distributor - Previously filed as an exhibit to Post-Effective Amendment No. 480 to the Claymore Exchange-Traded Fund Trust's Registration Statement 333-134551 (filed September 28, 2016).*

(p)	(2)
Code of Ethics of Guggenheim Partners Investment Management, LLC - Previously filed as an exhibit to Post-Effective Amendment No. 186 to the Guggenheim Funds Trust's Registration Statement 2-19458 (filed November 20, 2015).*

(q)		Powers of Attorney - Previously filed as an exhibit to Post-Effective Amendment No. 191 to the Guggenheim Funds Trust's Registration Statement 2-19458 (filed January 28, 2016).*

*	Incorporated by reference.

ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

See the Statement of Additional Information.

ITEM 30. INDEMNIFICATION

Pursuant to Article VI of the Trust's Agreement and Declaration of Trust, the Trust has agreed to indemnify each person who at any time serves as a Trustee or officer of the Trust (each such person being an "indemnitee") against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and reasonable counsel fees reasonably incurred by such indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which he may be or may have been involved as a party or otherwise or with which he may be or may have been threatened, while acting in any capacity set forth therein by reason of his having acted in any such capacity, except with respect to any matter as to which he shall not have acted in good faith in the reasonable belief that his action was in the best interest of the Trust or, in the case of any criminal proceeding, as to which he shall have had reasonable cause to believe that the conduct was unlawful, provided, however, that no indemnitee shall be indemnified hereunder against any liability to any person or any expense of such indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence, or (iv) reckless disregard of the duties involved in the conduct of his position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as "disabling conduct"). Notwithstanding the foregoing, with respect to any action, suit or other proceeding voluntarily prosecuted by any indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such indemnitee (1) was authorized by a majority of the Trustees or (2) was instituted by the indemnitee to enforce his or her rights to indemnification hereunder in a case in which the indemnitee is found to be entitled to such indemnification. The rights to indemnification set forth in the Declaration of Trust shall continue as to a person who has ceased to be a Trustee or officer of the Trust and shall inure to the benefit of his or her heirs, executors and personal and legal representatives. No amendment or restatement of the Declaration of Trust or repeal of any of its provisions shall limit or eliminate any of the benefits provided to any person who at any time is or was a Trustee or officer of the Trust or otherwise entitled to indemnification hereunder in respect of any act or omission that occurred prior to such amendment, restatement or repeal.

Notwithstanding the foregoing, no indemnification shall be made hereunder unless there has been a determination (i) by a final decision on the merits by a court or other body of competent jurisdiction before whom the issue of entitlement to indemnification hereunder was brought that such indemnitee is entitled to indemnification hereunder or, (ii) in the absence of such a decision, by (1) a majority vote of a quorum of those Trustees who are neither "interested persons" of the Trust (as defined in Section 2(a) (19) of the 1940 Act) nor parties to the proceeding ("Disinterested Non-Party Trustees"), that the indemnitee is entitled to indemnification hereunder, or (2) if such quorum is not obtainable or even if obtainable, if such majority so directs, independent legal counsel in a written opinion concludes that the indemnitee should be entitled to indemnification hereunder.

ITEM 31. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT MANAGER

See "Management" in the Statement of Additional Information. Information as to the directors and officers of the Adviser is included in its Form ADV filed with the SEC and is incorporated herein by reference thereto.

ITEM 32. PRINCIPAL UNDERWRITERS

(a)           Guggenheim Funds Distributors, LLC serves as the principal underwriter for the Trust, Claymore Exchange Traded Fund Trust, Guggenheim Funds Trust, Guggenheim Strategy Funds Trust, Guggenheim Variable Funds Trust, Rydex Series Funds, Rydex ETF Trust, Rydex Variable Trust, Rydex Dynamic Funds and Transparent Value Trust.

(b)           The following is a list of the executive officers, directors and partners of Guggenheim Funds Distributors, LLC:

NAME AND PRINCIPAL BUSINESS ADDRESS(1)	POSITIONS AND OFFICES WITH UNDERWRITER	POSITIONS AND OFFICES WITH REGISTRANT

Donald Cacciapaglia	Chief Executive Officer and President	Chief Executive Officer, President and Trustee

Dominick Cogliandro	Chief Operating Officer	None

Douglas Mangini	Senior Vice President	None

Amy J. Lee	Vice President and Secretary	Chief Legal Officer

Julie Jacques	Treasurer and Chief Financial Officer	None

Dennis Metzger	Chief Compliance Officer	None

William Belden	Vice President	Vice President

Kevin McGovern	Vice President	None

Elisabeth Miller	Vice President	None

(1)	The principal business address for all listed persons is 227 West Monroe Street, Chicago, Illinois 60606.

ITEM 33. LOCATION OF ACCOUNTS AND RECORDS

The accounts, books and other documents of the Registrant required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder, are maintained in part at the office of MUFG Investor Services (US), LLC at 805 King Farm Boulevard, Rockville, Maryland 20850, and in part at the offices of the Transfer Agent at 101 Barclay Street, New York, New York 10286.

ITEM 34. MANAGEMENT SERVICES

Not applicable.

ITEM 35. UNDERTAKINGS

Not applicable.

SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness under Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago and State of Illinois on the 28th day of September, 2017.

CLAYMORE EXCHANGE-TRADED FUND TRUST 2

By: /s/ Donald C. Cacciapaglia
-------------------------------------
Donald C. Cacciapaglia
Chief Executive Officer

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

SIGNATURES	TITLE	DATE
*	Trustee	September 28, 2017
Randall C. Barnes

*	Trustee	September 28, 2017
Donald A. Chubb, Jr.

*	Trustee	September 28, 2017
Jerry B. Farley

*	Trustee	September 28, 2017
Roman Friedrich III

*	Trustee	September 28, 2017
Robert B. Karn III

*	Trustee	September 28, 2017
Ronald A. Nyberg

*	Trustee	September 28, 2017
Maynard F. Oliverius

*	Trustee	September 28, 2017
Ronald E. Toupin, Jr.

/s/ Donald C. Cacciapaglia	Trustee and	September 28, 2017
Donald C. Cacciapaglia	Chief Executive Officer

/s/ John L. Sullivan	Treasurer, Chief	September 28, 2017
John L. Sullivan	Financial Officer and
Chief Accounting Officer

/s/ Mark E. Mathiasen		September 28, 2017
Mark E. Mathiasen
*Attorney-In-Fact, pursuant to power of attorney

EXHIBIT INDEX

(a)(4)	Amended Schedule A to the Amended and Restated Agreement and Declaration of Trust.

(d)(2)	Amended Exhibit B to the Investment Advisory Agreement between the Trust and the Investment Adviser.

(i)	Opinion and consent of Dechert LLP.

(j)	Consent of independent registered public accounting firm.